UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

(Amendment No.    )

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Filed by a Party other than the Registrant ☐

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☐	Preliminary Proxy Statement
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Alaska Communications Systems Group, Inc.

(Name of Registrant as Specified in Its Charter)

(Name of Person(s) Filing Proxy Statement, if Other Than the Registrant)

Copies to:

Keith E. Gottfried, Esq.

Sean M. Donahue, Esq.

Morgan, Lewis & Bockius LLP

1111 Pennsylvania Avenue, N.W.

Washington, DC 20004-2541

(202) 739-3000

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NOTICE OF ANNUAL MEETING OF STOCKHOLDERS OF ALASKA COMMUNICATIONS SYSTEMS GROUP, INC.

Time and Date:	3:00 p.m. Alaska daylight time, on Monday, June 25, 2018

Place:

Alaska Communications Business and Technology Center

600 36th Avenue

Anchorage, Alaska 99503

You can find directions to the 2018 Annual Meeting of Stockholders (the “2018 Annual Meeting”) location on page 81.

Items of Business:	(1) To elect the following eight director nominees named in the accompanying proxy statement to serve on the Board of Directors, each to serve until the 2019 annual meeting of stockholders and, thereafter, until their successors are duly elected and qualified:

	Edward (Ned) J. Hayes, Jr.	Peter D. Ley

	Wayne Barr, Jr.	Robert M. Pons

	Margaret L. Brown	Brian A. Ross

	David W. Karp	Anand Vadapalli

(2) To approve, on an advisory basis, the compensation of the named executive officers, as disclosed in the accompanying proxy statement pursuant to the compensation disclosure rules of the U.S. Securities and Exchange Commission (the “SEC”);

(3) To approve the Second Amended and Restated Alaska Communications Systems Group, Inc. 2011 Incentive Award Plan, attached as Appendix A to the accompanying proxy statement;

(4) To ratify the appointment of Moss Adams LLP as our independent registered public accounting firm for the fiscal year ending December 31, 2018;

(5) To ratify the adoption by the Board of Directors of our Section 382 Tax Benefits Preservation Plan, attached as Appendix B to the accompanying proxy statement; and

(6) To transact any other business properly brought before the meeting

All stockholders are cordially invited to attend the 2018 Annual Meeting in person. Only stockholders of record as of the close of business on May 11, 2018 are entitled to notice of and to vote at the 2018 Annual Meeting and any adjournments, postponements, reschedulings or continuations thereof. A complete list of stockholders entitled to vote at the 2018 Annual Meeting will be available for inspection at our principal executive offices located at 600 Telephone Ave., Anchorage, Alaska 99503 for 10 days before the 2018 Annual Meeting and during the 2018 Annual Meeting. Any stockholder of record in attendance at the 2018 Annual Meeting and entitled to vote may do so in person, even if such stockholder returned a proxy.

YOUR VOTE IS VERY IMPORTANT TO US. The accompanying proxy statement contains important information, including a description of the business that will be acted upon at the 2018 Annual Meeting, voting procedures, and documentation required to attend the meeting. We encourage you to read the proxy statement and submit your proxy card or voting instruction form as soon as possible to ensure your representation at the annual meeting, regardless of whether you plan to attend in person.

If you have any questions or require any assistance with voting your shares, please contact our proxy solicitor: MacKenzie Partners, Inc., toll free at (800) 322-2885 or collect at (212) 929-5500.

May 11, 2018

By Order of the Board of Directors,

Leonard A. Steinberg

Senior Vice President, Legal, Regulatory, and Government Affairs and Corporate Secretary

IMPORTANT NOTICE REGARDING THE AVAILABILITY OF PROXY MATERIALS

FOR THE ANNUAL MEETING OF STOCKHOLDERS TO BE HELD ON JUNE 25, 2018

Our Proxy Statement is attached. Financial and other information concerning our Company is contained in our Annual Report on Form 10-K for the year ended December 31, 2017 (the “Annual Report”). Pursuant to rules promulgated by the SEC, we have elected to provide access to our proxy materials both by sending you this full set of proxy materials, including the Proxy Statement, Annual Report and a proxy card, and by notifying you of the availability of these proxy materials on the Internet. This Proxy Statement and our Annual Report are available at www.proxydocs.com/alsk. The Notice of the 2018 Annual Meeting, this proxy statement, the accompanying proxy card and our Annual Report to Stockholders for the year ended December 31, 2017 are expected to be first mailed to stockholders of record at the close of business on May 11, 2018 on or about May 14, 2018.

QUESTIONS AND ANSWERS ABOUT THE PROXY MATERIALS AND OUR ANNUAL MEETING

Why am I receiving these proxy materials?

We are providing these proxy materials to you in connection with the solicitation by our Board of proxies to be voted at the 2018 Annual Meeting, to be held on Monday, June 25, 2018 at 3:00 p.m. Alaska daylight time. As a stockholder of record of the Company, you are invited to attend the 2018 Annual Meeting and you are entitled and requested to vote on the proposals described in this proxy statement.

What is included in the proxy materials?

The proxy materials include this proxy statement, a proxy card and our annual report on Form 10-K for the year ended December 31, 2017.

What are the recommendations of the Board?

Our Board recommends that you vote your shares in accordance with the instructions on your proxy card as follows:

(1)	“FOR” the election of all eight (8) director nominees listed in Proposal 1—Edward (Ned) J. Hayes, Jr., Wayne Barr, Jr., Margaret L. Brown, David W. Karp, Peter D. Ley, Robert M. Pons, Brian A. Ross and Anand Vadapalli—to the Board to serve until our 2019 annual meeting of stockholders and thereafter until their successors are duly elected and qualified;
(2)	“FOR” the proposal to approve, on an advisory basis, the Company’s named executive officer compensation for the year ended December 31, 2017, as such compensation is disclosed in this proxy statement, which disclosure includes the proxy statement’s Summary Compensation Table and other executive compensation tables and related narrative disclosures;
(3)	“FOR” the proposal to approve the Second Amended and Restated Alaska Communications Systems Group, Inc. 2011 Incentive Award Plan;
(4)	“FOR” the proposal to ratify the appointment of Moss Adams LLP as our independent registered public accounting firm for the fiscal year ending December 31, 2018; and
(5)	“FOR” the proposal to ratify the adoption by the Board of our Section 382 Tax Benefits Preservation Plan.

Who can vote at the 2018 Annual Meeting and what are the voting rights of such stockholders?

Our Board has fixed the close of business on May 11, 2018 as the record date (the “Record Date”) for the determination of holders of our outstanding shares entitled to notice of, and to vote on, all matters presented at the 2018 Annual Meeting. Such stockholders will be entitled to one vote for each share held on each matter submitted to a vote at the 2018 Annual Meeting. As of the Record Date, approximately 53,110,320 shares of the Common Stock, $0.10 par value (the “Common Stock”), were issued and outstanding. This Proxy Statement, the accompanying proxy card and the Annual Report are first being mailed on or about May 14, 2018 to all stockholders of record as of the close of business on the Record Date.

How do I vote?

You may vote one of four ways:

•	Over the Internet: Refer to the enclosed proxy card or voting instruction form for instructions on voting your shares over the Internet, which will include the website and the control number to access your account and vote your shares. You must specify how you want your shares voted or your Internet vote cannot be completed and you will receive an error message. Your shares will be voted according to your instructions.

•	By Telephone: Refer to the enclosed proxy card or voting instruction form for instructions on voting your shares by telephone, which will include a toll-free number for the United States, Canada and Puerto Rico and the control number to access your account. Simply follow the recorded instructions. You must specify how you want your shares voted and confirm your vote at the end of the call or your telephone vote cannot be completed. Your shares will be voted according to your instructions.

•	By Mail: If you received your proxy materials by mail, complete and sign your proxy card or voting instruction form and mail it in the enclosed postage prepaid envelope we provided so that it is received by June 24, 2018, the day before the 2018 Annual Meeting, to be sure it is received in time to be counted.

•	In Person at the Meeting: If you attend the 2018 Annual Meeting, you may deliver your completed proxy card in person or you may vote by completing a ballot, which we will provide to you at the 2018 Annual Meeting.

You will not be able to vote shares you hold in street name through a broker in person at the 2018 Annual Meeting unless you have a legal proxy from that broker issued in your name giving you the right to vote your shares.

How will my shares be voted if I do not return my proxy or do not provide specific voting instructions in the proxy card or voting instruction form that I submit?

If your shares are registered directly in your name, your shares will not be voted if you do not vote over the Internet, by telephone, by returning your proxy or by ballot at the 2018 Annual Meeting. If you submit a proxy card without giving specific voting instructions on one or more matters listed in the notice for the meeting, your shares will be voted as recommended by our Board on such matters, and as the proxyholders may determine in their discretion on how to vote with respect to any other matters properly presented for a vote at the 2018 Annual Meeting, subject to compliance with Rule 14a-4(c) of the Securities Exchange Act of 1934, as amended (the “Exchange Act”).

If your shares are held in street name through a broker, your broker may under certain circumstances vote your shares on “routine” matters if you do not timely provide voting instructions in accordance with the instructions provided by them. However, if you do not provide timely instructions, your broker does not have the authority to vote on any “non-routine” proposals at the 2018 Annual Meeting and a “broker non-vote” would occur.

How will my shares be voted if I mark “Abstain” on my proxy card?

We will count a properly executed proxy card marked “Abstain” as present for purposes of determining whether a quorum is present, but abstentions will not be counted as votes cast for or against any given matter.

Can I change my vote or revoke my proxy?

If your shares are registered directly in your name, you may revoke your proxy or change your vote at any time before the 2018 Annual Meeting. To do so, you must do one of the following:

•	Vote over the Internet or by telephone as instructed above. Only your latest Internet or telephone vote is counted.

•	Sign a new proxy card and mail it as instructed above. Only your latest dated, valid proxy card received will be counted.

•	Attend the 2018 Annual Meeting, request that your proxy be revoked and vote in person as instructed above. Attending the 2018 Annual Meeting will not revoke your Internet vote, telephone vote or proxy, as the case may be, unless you specifically request it.

•	Deliver to our principal executive offices (Attention: Investor Relations) a written instrument that revokes the proxy.

If your shares are held in street name, you may submit a new, later-dated voting instruction form or contact your broker. You may also vote in person at the 2018 Annual Meeting if you obtain a legal proxy as described in the answer to the question above entitled “How do I vote?”

What effect do broker non-votes have on the proposals?

If you hold shares through an account with a broker, the voting of the shares by such broker when you do not provide voting instructions is governed by the rules of the New York Stock Exchange (the “NYSE”). These rules allow brokers to vote shares in their discretion on “routine” matters for which their customers do not provide voting instructions. On matters considered “non-routine,” brokers may not vote shares without your instruction. Shares that are voted on “routine” proposals by brokers but not on those proposals deemed “non-routine” are referred to as “broker non-votes” with respect to the “non-routine” proposals.

The ratification of the Audit Committee’s appointment of Moss Adams LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2018 is considered a routine matter. Accordingly, if you do not vote by Internet or by telephone or do not otherwise provide your broker with voting instructions, brokers may vote shares on this proposal or may leave your shares unvoted, and there will be no broker non-votes with respect to this proposal. The other proposals will be considered non-routine, and brokers therefore cannot vote shares on those proposals without your instructions. Please note that if you want your vote to be counted on those proposals, including the election of directors, you must instruct your broker how to vote your shares. If you do not provide voting instructions, no votes will be cast on your behalf with respect to those proposals.

What does it mean if I receive more than one proxy card or voting instruction form from the Company?

It generally means your shares are registered differently or are in more than one account. To ensure that all of your shares are voted, please vote using each and every proxy card or voting instruction form you receive or, if you vote by Internet or telephone, you will need to enter each of your Control Numbers. Remember, you may vote by telephone, Internet or by signing, dating and returning the proxy card in the postage-paid envelope provided, or by voting by ballot at the 2018 Annual Meeting.

How many shares must be present to hold the 2018 Annual Meeting?

The required quorum for the transaction of business at the 2018 Annual Meeting is a majority of the shares of Common Stock issued and outstanding on the Record Date. Shares that are voted “FOR” or “AGAINST” a proposal or marked “ABSTAIN” are treated as being present at the 2018 Annual Meeting for purposes of establishing a quorum and are also treated as shares entitled to vote at the 2018 Annual Meeting. Broker “non-votes,” if any, are also included for purposes of determining whether a quorum of shares of Common Stock is present at the 2018 Annual Meeting.

For purposes of determining whether a quorum exists, we count as present any shares that are voted over the Internet, by telephone, by mail or that are represented in person at the 2018 Annual Meeting. If a quorum is not present, in accordance with our Amended and Restated Bylaws, we expect to adjourn the 2018 Annual Meeting until we obtain a quorum.

What vote is required to approve each matter and how are votes counted?

Proposal 1—Election of Eight (8) Directors

Each of the eight (8) director nominees recommended by the Board must receive an affirmative vote from a majority of the shares of Common Stock that are present in person or by proxy at the 2018 Annual Meeting and entitled to vote on that director. Broker “non-votes,” if any, will be disregarded and will have no effect on the outcome of the vote.

If a stockholder does not vote for the election of directors because the authority to vote is withheld, because a proxy is not returned, because the broker holding the shares does not vote, or because of some other reason, the shares will not count in determining the total number of votes received by each nominee. Proxies signed and returned to the Company unmarked will be voted FOR the Board’s eight (8) recommended nominees: Edward (Ned) J. Hayes, Jr., Wayne Barr, Jr., Margaret L. Brown, David W. Karp, Peter D. Ley, Robert M. Pons, Brian A. Ross and Anand Vadapalli.

If your shares are held by a broker in street name and you do not instruct your broker how to vote your shares, your broker cannot vote your shares on Proposal 1. In this regard, please note that brokers may not vote on the election of directors in the absence of specific client instructions. Those who hold shares in a brokerage account are encouraged to provide voting instructions to their broker.

Proposal 2—Advisory “Say-on-Pay” Vote on the Compensation of Our Named Executive Officers

The proposal to approve the Company’s named executive officer compensation for the year ended December 31, 2017 is advisory and an affirmative vote of the holders of a majority of the outstanding shares as of the Record Date that are present in person or represented by proxy at the 2018 Annual Meeting and entitled to vote on such matters will signify an approval. Abstentions will be counted and will have the same effect as a vote against the proposal. Broker “non-votes,” if any, will be disregarded and will have no effect on the outcome of the vote.

As an advisory vote, this proposal is not binding. The outcome of this advisory vote will not overrule any decision by us or our Board (or any committee thereof). However, the Compensation Committee of our Board and our Board value the opinions expressed by our stockholders in their vote on this proposal and will consider the outcome of the vote when making future compensation decisions for our named executive officers.

Proposal 3—Approval of the Second Amended and Restated Alaska Communications Systems Group, Inc. 2011 Incentive Award Plan

The proposal to approve the Second Amended and Restated Alaska Communications Systems Group, Inc. 2011 Incentive Award Plan requires the affirmative vote of the holders of a majority of the outstanding shares as of the Record Date that are present in person or represented by proxy at the 2018 Annual Meeting and entitled to vote on such matter. Abstentions will be counted and will have the same effect as a vote against the proposal. Broker “non-votes,” if any, will be disregarded and will have no effect on the outcome of the vote.

Proposal 4—Ratification of Appointment of Moss Adams as Our Independent Registered Public Accounting Firm for the 2018 Fiscal Year

The proposal to ratify the appointment of Moss Adams LLP as our independent registered public accounting firm for the fiscal year ending December 31, 2018 requires the affirmative vote of the holders of a majority of the outstanding shares as of the Record Date that are present in person or represented by proxy at the 2018 Annual Meeting and entitled to vote on such matters. Abstentions will be counted and will have the same effect as a vote against the proposal. Broker “non-votes,” if any, will be counted and will have the same effect as a vote against the proposal.

Proposal 5—Ratification of Our Adoption of a Section 382 Tax Benefits Preservation Plan

The proposal to ratify our Board’s adoption of a Section 382 Tax Benefits Preservation Plan requires the affirmative vote of the holders of a majority of the outstanding shares as of the Record Date that are present in person or represented by proxy at the 2018 Annual Meeting and entitled to vote on such matters. Abstentions will be counted and will have the same effect as a vote against the proposal. Broker “non-votes,” if any, will be disregarded and will have no effect on the outcome of the vote.

Who will serve as proxies for the 2018 Annual Meeting?

Our Board is asking you to give your proxy to Leonard A. Steinberg, our Senior Vice President, Legal, Regulatory and Government Affairs and Corporate Secretary, and Laurie M. Butcher, our Senior Vice President, Finance. Giving your proxy to Mr. Steinberg and Ms. Butcher means that you authorize Mr. Steinberg, Ms. Butcher, either of them or either of their duly appointed substitutes to vote your shares at the 2018 Annual Meeting in accordance with your instructions. All valid proxies received prior to the 2018 Annual Meeting will be voted. All shares represented by a proxy will be voted, and where a stockholder specifies by means of the proxy a choice with respect to any matter to be acted upon, the shares will be voted in accordance with the specification so made. If no choice is indicated on the proxy, then the shares will be voted in accordance with the Board’s recommendations.

Are there other matters to be voted on at the 2018 Annual Meeting?

We do not know of any matters that may come before the 2018 Annual Meeting other than as discussed in this proxy statement. If any other matters are properly presented at the 2018 Annual Meeting, the persons named in the accompanying proxy card intend to vote, or otherwise act, in accordance with their judgment on the matter subject to compliance with Rule 14a-4(c) of the Exchange Act.

What is the Company’s Internet address?

The Company’s Internet address is www.alsk.com. At this Internet address you can access this proxy statement, our Annual Report on Form 10-K for the fiscal year ended December 31, 2017 and our Form 10-K/A for the fiscal year ended December 31, 2017 filed with the SEC on April 30, 2018. The Company’s filings with the SEC are available free of charge via a link from this address. Unless expressly indicated otherwise, information contained on our website is not part of this proxy statement. In addition, none of the information on the other websites listed in this proxy statement is part of this proxy statement. These website addresses are intended to be inactive textual references only.

May I attend the 2018 Annual Meeting?

Only holders of shares of outstanding Common Stock and their proxy holders as of the Record Date may attend the 2018 Annual Meeting. If you wish to attend the 2018 Annual Meeting in person but you hold your shares through someone else, such as a broker, you must bring proof of your ownership and photo identification to the 2018 Annual Meeting. For example, you could bring an account statement showing that you beneficially owned shares of Common Stock as of the Record Date as acceptable proof of ownership. You must also contact your broker and follow its instructions in order to vote your shares at the 2018 Annual Meeting. If you hold your shares through a broker you may not vote your shares at the 2018 Annual Meeting unless you have first followed the procedures outlined by your broker.

If you are a stockholder of record, please be prepared to provide proper identification, such as a driver’s license or state identification card. If you hold your shares in “street name,” you will need to provide proof of ownership, such as a recent account statement or letter from your broker, along with proper identification. The Company reserves the right to deny admittance to anyone who cannot adequately show proof of share ownership as of the Record Date. No cameras, recording equipment, large bags, briefcases or packages will be permitted into the 2018 Annual Meeting.

If you require directions to the 2018 Annual Meeting, refer to the section “Directions to the 2018 Annual Meeting” on page 81 of this proxy statement, or please contact us at (907)-297-3000.

Who will solicit proxies on behalf of the Board?

Proxies may be solicited on behalf of the Board, without additional compensation, by the Company’s directors and certain executive officers. Additionally, the Company has retained MacKenzie Partners, Inc., a proxy solicitation firm, which may solicit proxies on the Board’s behalf. The original solicitation of proxies by mail may be supplemented by telephone, telegram, facsimile, electronic mail, text messaging, internet, other electronic means, and personal solicitation by our directors and certain executive officers (who will receive no additional compensation for such solicitation activities), or by MacKenzie Partners, Inc. You may also be solicited by advertisements in periodicals, press releases issued by us and postings on our corporate website or other websites. Unless expressly indicated otherwise, information contained on our corporate website or other websites is not part of this proxy statement.

Who will bear the cost of the solicitation of proxies?

The entire cost of soliciting proxies on behalf of the Board, including the costs of preparing, assembling, printing and mailing this proxy statement, the proxy card and any additional soliciting materials furnished to stockholders by or on behalf of the Company, will be borne by the Company. Copies of solicitation materials will be furnished to brokerage houses, dealers, banks, voting trustees, their respective nominees and other agents holding shares in their names, which are beneficially owned by others, so that they may forward such solicitation materials, together with the Annual Report, to beneficial owners. In addition, if asked, we will reimburse these persons for their reasonable expenses in forwarding these materials to the beneficial owners.

We have engaged MacKenzie Partners, Inc. to solicit proxies from stockholders in connection with the 2018 Annual Meeting. We will pay MacKenzie Partners, Inc. a fee not to exceed $75,000 plus costs and expenses to assist us in soliciting proxies for the 2018 Annual Meeting. In addition, we have agreed to indemnify MacKenzie Partners, Inc. for any claims or liabilities it may incur as a result of the proxy solicitation.

Who can answer my questions?

If you have questions or require assistance in the voting of your shares, please call MacKenzie Partners, Inc., the firm assisting us in the solicitation of proxies:

105 Madison Avenue

New York, New York 10016

(212) 929-5500 (Call Collect)

or

TOLL-FREE (800) 322-2885

E-mail: proxy@mackenziepartners.com

How can I obtain additional copies of these materials or copies of other documents?

You may request a free copy of our 2017 Annual Report on Form 10-K and may also request a free copy of our Form 10-K/A filed on April 30, 2018 by contacting:

Alaska Communications Systems Group, Inc.

Attention: Investor Relations

600 Telephone Avenue

Anchorage, AK 99503

Complete copies of this proxy statement, the 2017 Annual Report on Form 10-K and our Form 10-K/A are also available at www.proxydocs.com/alsk.

PROPOSAL 1: ELECTION OF DIRECTORS

Upon the recommendation of our Nominating and Corporate Governance Committee, the Board has nominated each of Edward (Ned) J. Hayes, Jr., Wayne Barr, Jr., Margaret L. Brown, David W. Karp, Peter D. Ley, Robert M. Pons, Brian A. Ross and Anand Vadapalli for election at the 2018 Annual Meeting to hold office until the 2019 Annual Meeting and the election and qualification of their successors or until their earlier resignation, removal or death. On May 9, 2018, the Board voted to increase the size of the Board from six (6) to eight (8) members and appointed Wayne Barr, Jr. and Robert M. Pons to the Board, effective upon the execution and effectiveness of the Cooperation Agreement (as defined below).

All of the nominees recommended by the Board are currently serving as directors, and each nominee has consented to serve as a nominee for election to the Board, to being named in this proxy statement and to serve as a member of the Board if elected by the Company’s stockholders. As of the date of this proxy statement, the Company has no reason to believe that any nominee will be unable or unwilling to serve if elected as a director. However, if for any reason a nominee becomes unable to serve or for good cause will not serve if elected, the Board, upon the recommendation of its Nominating and Corporate Governance Committee, may designate substitute nominees, in which event the shares represented by proxies returned to us will be voted for such substitute nominees. If any substitute nominees are so designated, the Company will file an amended proxy statement or additional soliciting material that, as applicable, identifies the substitute nominees, discloses that such nominees have consented to being named in the amended proxy statement or additional soliciting material and to serve as directors if elected, and includes certain biographical and other information about such nominees required by the applicable rules promulgated by the SEC.

The accompanying proxy card will not be voted for anyone other than the Board’s recommended nominees or designated substitutes.

Cooperation Agreement with the Singer Group

On May 9, 2018, the Company entered into a Cooperation Agreement (the “Cooperation Agreement”) with TAR Holdings LLC, Karen S. Singer, Gary A. Singer, and Julian D. Singer (each an “Investor” and, collectively, the “Investor Group” or the “Singer Group”).

Pursuant to the Cooperation Agreement, the Company agreed to (i) increase the size of its Board from six (6) to eight (8) members; (ii) appoint Wayne Barr, Jr. and Robert M. Pons to the Board (collectively, the “New Directors”), each with a term expiring at the 2018 Annual Meeting and until each of their successors is duly elected and qualified; (iii) nominate each of the New Directors and the six (6) incumbent members of the Board (the “Incumbent Slate,” and together with the New Directors, the “2018 Nominees”) for election at the 2018 Annual Meeting as a director of the Company with a term expiring at the Company’s 2019 Annual Meeting of Stockholders (the “2019 Annual Meeting”) and until each of their successors is duly elected and qualified, such that a total of eight (8) directors are to be elected at the 2018 Annual Meeting; (iv) recommend to the Company’s stockholders each of the 2018 Nominees for election as directors of the Company at the 2018 Annual Meeting with a term expiring at the 2019 Annual Meeting and until each of their respective successors is duly elected and qualified; (v) cause the Company to support, and solicit proxies for, the election of each of the New Directors in substantially the same manner as the Company supports and solicits proxies for the election of each of the members of the Incumbent Slate at the 2018 Annual Meeting; (vi) cause all proxies received by the Company that provide stockholders with the opportunity to vote for all of the 2018 Nominees to be voted at the 2018 Annual Meeting in the manner specified by such proxies; (vii) appoint (a) during the Standstill Period (as defined below), each New Director to at least one (1) of the three (3) standing committees of the Board that the Company is required to maintain in accordance with the listing standards of the Nasdaq Stock Market LLC (the “Nasdaq”), (b) at least one (1) of the New Directors to the Compensation and Personnel Committee, and (c) at least one (1) of the New Directors to the Audit Committee; provided, however, that, with respect to such committee appointments, the New Director to be appointed to such committee is and continues to remain eligible to serve as a member of such committee pursuant to applicable law and the listing standards and/or rules of the Nasdaq that are applicable to the composition of such committee; (viii) ensure that any new committee of the Board established during the Standstill Period (each, a “New Committee”) includes at least one New Director; provided, however, that, with respect to such New Committee appointments, the New Director to be appointed to such New Committee is and continues to remain eligible to serve as a member of such New Committee pursuant to applicable law and the listing standards and/or rules of the Nasdaq that are applicable to the composition of such New Committee; provided, further, that the Board shall not be required to appoint any New Director to a New Committee, including, but not limited to, any special or executive committee of the Board, to the extent that such New Committee is formed for the purpose, in whole or in part, of having the members thereof deliberate and/or take any action with respect to certain matters specified in the Cooperation Agreement such as any matter that involves any actual or potential conflicts of interest between any of the Investors or any of the New Directors or any of their respective Affiliates or Associates, on the one hand, and the Company, on the other hand, (ix) not to increase the size of the Board beyond eight (8) members until the expiration of the Standstill Period (as defined below) without the unanimous approval of the Board or unless the Company enters into a definitive agreement relating to a strategic transaction that contemplates a counterparty to such transaction being able to designate one or more persons to be appointed or nominated for election to the Board; (x) grant TAR Holdings LLC a limited, one-time and non-transferrable exemption under the Company’s Section 382 Tax Benefits Preservation Plan, dated as of January 8, 2018 (the “Tax Benefits Plan”) allowing TAR Holdings LLC to acquire beneficial ownership of additional shares of Common Stock such that, together with its beneficial ownership of Common Stock on the date of the Cooperation Agreement, TAR Holdings LLC would, together with all the Investors and all of their respective Affiliates and Associates (as defined below), beneficially own a maximum number of shares of Common Stock representing no more than nine percent (9%) of the Common Stock then outstanding (the “Tax Benefits Plan Exemption”); and (xi) reimburse the Investor Group for its expenses, including legal fees and expenses, as actually incurred in connection with the matters related to the Investor Group’s involvement at the Company in an amount not to exceed, in the aggregate, $100,000.

Pursuant to the Cooperation Agreement, if the Company causes the Standstill Period to be extended pursuant to Section 3(h) of the Cooperation Agreement such that the 2019 Annual Meeting is within the Standstill Period, then the Company shall (i) nominate each of the New Directors for election at the 2019 Annual Meeting as a director of the Company with a term expiring at the 2020 Annual Meeting of Stockholders (the “2020 Annual Meeting”) and until each of their respective successors is duly elected and qualified; (ii) recommend to the Company’s stockholders each of the New Directors for election as directors of the Company at the 2019 Annual Meeting with a term expiring at the 2020 Annual Meeting and until each of their respective successors is duly elected and qualified; (iii) cause the Company to support, and solicit proxies for, the election of each of the New Directors in substantially the same manner as the Company supports and solicits proxies for the election of each of its other recommended nominees for election to the Board at the 2019 Annual Meeting; and (iv) cause all proxies received by the Company that provide stockholders with the opportunity to vote for all of the New Directors at the 2019 Annual Meeting to be voted in the manner specified by such proxies.

The Cooperation Agreement also provides that if, during the Standstill Period, either of the New Directors (or any replacement director) is unable or unwilling to serve as a director, resigns as a director or is removed as a director of the Company (other than on account of (i) the failure of such New Director to be elected or re-elected by the stockholders at an annual meeting of the Company’s stockholders or a special meeting of stockholders held in lieu thereof, (ii) in accordance with the terms of the Cooperation Agreement, such New Director not being nominated to serve as a director at an annual meeting of the Company’s stockholders or a special meeting of stockholders held in lieu thereof, or (iii) such New Director ceasing to serve as a member of the Board pursuant to Section 1(f) of the Cooperation Agreement which allows the Company to accept the irrevocable advance letter of resignation submitted by each New Director prior such New Director joining the Board), and at such time the Investor Group beneficially owns in the aggregate at least the lesser of five percent (5.0%) of the Company’s then outstanding Common Stock, and 2,639,984 shares of Common Stock, then the Company and the Investor Group will work together in good faith to identify and propose a replacement director to be appointed to the Board who shall only be appointed to the Board after having been mutually agreed upon by both the Company and the Investor Group.

Under the terms of the Cooperation Agreement, the Investor Group has agreed to certain standstill provisions with respect to the Investor Group’s actions with regard to the Company and its Common Stock, for the duration of the Standstill Period, which is defined in the Cooperation Agreement as the period commencing on the date of the Cooperation Agreement and ending at 11:59 p.m., Alaska Time, on the date that is the earlier of (x) ten (10) calendar days prior to the expiration of the advance notice period for the submission by stockholders of director nominations for consideration at the 2019 Annual Meeting (as set forth in the advance-notice provisions of the Company’s Amended and Restated Bylaws), and (y) one hundred (100) calendar days prior to the first anniversary of the 2018 Annual Meeting; provided, however, that if the Company notifies the Investor Group or the New Directors in writing within twenty (20) calendar days prior to the expiration of the Company’s advance notice period for the nomination of directors at the 2019 Annual Meeting of the Company’s intention to nominate the New Directors as nominees for election to the Board at the 2019 Annual Meeting on the Company’s recommended slate of director candidates, the Standstill Period shall mean the period commencing on the date of the Cooperation Agreement and ending at 11:59 p.m., Alaska Time, on the date that is the earlier of (x) ten (10) calendar days prior to the expiration of the advance notice period for the submission by stockholders of director nominations for consideration at the 2020 Annual Meeting (as set forth in the advance-notice provisions of the Company’s Amended and Restated Bylaws), and (y) one hundred (100) calendar days prior to the first anniversary of the 2019 Annual Meeting.

The standstill provisions of the Cooperation Agreement generally prohibit the Investor Group and its Affiliates (as defined below) from taking specified actions during the Standstill Period with respect to the Company and its securities, including, among others: (i) soliciting or participating in any solicitation of proxies or written consents to vote any voting securities of the Company, (ii) conducting any non-binding referendum with respect to any voting securities of the Company; (iii) joining any other “group” for purposes of Section 13(d) of the Exchange Act or becoming party to any voting arrangement or agreement; (iv) seeking or encouraging others to submit nominations for the election or removal of directors; (v) seeking, alone or in concert with others, representation on the Board, except as expressly permitted by the Cooperation Agreement; (vi) advising, encouraging or influencing any person with respect to the voting of (or execution of a proxy or written consent in respect of) or disposition of any securities of the Company; (vii) making stockholder proposals at any annual or special meeting of stockholders; (viii) calling, or supporting another stockholder’s call of, any meeting of stockholders; (ix) initiating, encouraging or participating in any “vote no,” “withhold” or similar campaign relating to the Company; (x) acquiring any additional securities of the Company or any rights decoupled from the underlying securities of the Company, except pursuant to the Tax Benefits Plan Exemption; (xi) publicly announcing or otherwise publicly disclosing an intent to propose or enter into or agree to enter into, singly or with any other person, directly or indirectly, any form of business combination or acquisition or other transaction relating to a material amount of assets or securities of the Company or any of its subsidiaries; (xii) providing investment advice with respect to the Company’s securities to any person, or providing logistical advice or assistance to any person engaged in a contested solicitation of proxies from the Company’s stockholders in connection with a meeting of stockholders of the Company or the solicitation of written consents from the Company’s stockholders; (xiii) instituting, soliciting or joining, as a party, any litigation, arbitration or other proceeding (including any derivative action) against the Company or any of its future, current or former directors or officers or employees; and (xiv) taking any action, directly or indirectly, to interfere with any employment, consulting, compensation, indemnification, separation or other agreements, arrangements or understandings, whether written or oral, formal or informal, between the Company and any current or former director or officer of the Company, or which are intended to benefit any current or former director or officer of the Company.

Pursuant to the Cooperation Agreement, the Investor Group agreed that the New Directors (and any replacements thereof) will resign and the Company’s obligations under Section 1 of the Cooperation Agreement shall terminate upon the Investor Group taking certain actions specified in the Cooperation Agreement, including, but not limited to actions that violate the standstill provisions of the Cooperation Agreement, and that in furtherance of the foregoing the New Directors would enter into irrevocable advance letters of resignation. The Company agreed that the Investor Group shall have the right to suspend its obligations under Section 3 of the Cooperation Agreement if the Company breaches in any material respect its obligations under Section 1 of the Cooperation Agreement and fails to cure such breach after having received written notice thereof from the Investor Group.

Pursuant to the Cooperation Agreement, the Investor Group irrevocably withdrew its (i) advance notice of nomination that it delivered to the Company on February 9, 2018 and any and all amendments and supplements thereto, and (ii) the demand for stockholder records that it delivered to the Company on January 12, 2018, pursuant to Section 220 of the Delaware General Corporation Law, as amended. The Investor Group has also agreed that at each annual and special meeting of stockholders held prior to the expiration of the Standstill Period, the Investor Group will (i) appear at such stockholders’ meeting or otherwise cause all shares of Common Stock beneficially owned by each Investor and their respective Affiliates and Associates (as such terms are defined in Rule 12b-2 of the Exchange Act) to be counted as present thereat for purposes of establishing a quorum; (ii) vote, or cause to be voted, all shares of Common Stock beneficially owned by each Investor and their respective Affiliates and Associates on the Company’s proxy card or voting instruction form in favor of (a) each of the directors nominated by the Board and recommended by the Board (and not in favor of any other nominees to serve on the Board), and (b) except in connection with any Opposition Matter (as defined below) or Other Voting Recommendation (as defined below), each of the stockholder proposals listed on the Company’s proxy card or voting instruction form as identified in the Company’s definitive proxy statement in accordance with the Board’s recommendations, including in favor of all other matters recommended for stockholder approval by the Board, and against all matters that the Board recommends against stockholder approval; and (iii) not execute any proxy card or voting instruction form in respect of such stockholders’ meeting other than the proxy card and related voting instruction form being solicited by or on behalf of the Board. Pursuant to the Cooperation Agreement, in the event that Institutional Stockholder Services Inc. (“ISS”) issues a recommendation with respect to any matter (other than with respect to the election of nominees as directors to the Board or the removal of directors from the Board) that is different from the recommendation of the Board, each of the Investors shall have the right to vote their shares of Common Stock on the Company’s proxy card or voting instruction form in accordance with the ISS recommendation (the “Other Voting Recommendation”). Under the Cooperation Agreement, “Opposition Matter” means any of the following transactions, but only to the extent submitted by the Board to the Company’s stockholders for approval: (A) the sale or transfer of a material portion of the Company’s assets in one or a series of transactions; (B) the sale or transfer of a material portion of the outstanding shares of the Company’s Common Stock (through a merger, stock purchase, or otherwise); (C) any merger, consolidation, acquisition of control or other business combination; (D) any tender or exchange offer; (E) any dissolution, liquidation, or reorganization; (F) any amendments or modifications to the Company’s Amended and Restated Certificate of Incorporation or the Company’s Amended and Restated Bylaws; (G) any changes in the Company’s capital structure (but, for the avoidance of doubt, excluding the ratification of the Tax Benefits Plan and any proposal relating to the adoption, amendment or continuation of any equity incentive plan which shall not be deemed Opposition Matters for purposes of the Cooperation Agreement); or (H) any other transactions that would result in a Change of Control (as defined in the Cooperation Agreement) of the Company.

Pursuant to the Cooperation Agreement, the Investor Group has also agreed that in connection with any action by written consent that is sought to be taken by any party, other than the Company or the Board, prior to the expiration of the Standstill Period, each of the Investors will not vote and will take all necessary action, including, without limitation, the execution and completion of any consent revocation card solicited by the Company or the Board, in accordance with the recommendation of the Board, to cause not to be voted, any of their shares of Common Stock beneficially owned by each Investor and/or their respective Affiliates and Associates on any consent card related to or affecting the removal, replacement, or election of Board members and solicited by any party, other than the Company or the Board.

Pursuant to the Cooperation Agreement, the Investor Group has also agreed that in connection with any demand by a stockholder of the Company that the Company call a special meeting of stockholders, made prior to the expiration of the Standstill Period, each of the Investors will not vote and will take all necessary action, including, but not limited to, the execution and completion of any consent revocation card solicited by the Company or the Board in accordance with the recommendation of the Board, to cause not to be voted, any of their shares of Common Stock beneficially owned by each Investor and/or their respective Affiliates and Associates for any special meeting demand proposed or sought to be made by any party.

The Company and the Investor Group have also agreed to certain mutual non-disparagement and mutual release of claims provisions.

The foregoing description of the Cooperation Agreement is qualified in its entirety by reference to the complete text of the Cooperation Agreement, which is filed as Exhibit 10.1 to the Company’s Current Report on Form 8-K filed with the SEC on May 9, 2018 and incorporated herein by reference.

Nominees for Director

Set forth in the following section is certain information furnished to us by the director nominees. All of the nominees, with the exception of our Chief Executive Officer, Mr. Vadapalli, qualify as independent directors in accordance with the SEC and Nasdaq definitions for independence and the standards established in our Corporate Governance Principles and Guidelines. There are no family relationships among any of our current directors or executive officers.

None of the corporations or other organizations referenced in the biographical information below is a parent, subsidiary or other affiliate of the Company.

The specific experience, qualifications, attributes and skills of each nominee that led to the nomination for director are noted below with each individual biography.

Nominated Directors and Their Business Experience

Edward (Ned) J. Hayes, Jr. Chairman of the Board of Directors Age: 63 Director Since: 2006 Elected Chairman April 2011 Alaska Communications Committees • Audit

Skills, Qualifications and Factors

•  Extensive executive and financial management expertise, including as a CFO and in other senior financial management positions at large, publicly traded companies in the computer, broadband, communications and data storage industries;

•  prior board experience as chair of audit committees; and

•  an audit committee financial expert as that term is defined by Nasdaq and securities law.

Mr. Hayes is currently a private investor in, and consultant to, the high-tech industry. In January of 2015, he announced his retirement as Senior Vice President and Chief Financial Officer (“CFO”) of Aviat Networks, Inc., (Nasdaq: AVNW) a leading company in wireless transmission and networking solutions for the mobile and non-mobile markets. He joined Aviat Networks in October of 2011 after serving as the CFO of Pillar Data Systems, Inc., a privately held enterprise data storage company. Prior to joining Pillar, Mr. Hayes served as Executive Vice President and CFO of Quantum Corporation (NYSE: QTM), a global leader in data back-up, recovery and archive storage. He joined Quantum after serving as President and Chief Executive Officer (“CEO”) of DirecTV Broadband, Inc. Prior to DirecTV Broadband, Mr. Hayes served as Executive Vice President and CFO at Telocity, Inc. (Nasdaq: TLCT), and Financial Vice President and CFO in two of Lucent Technologies’ divisions, including the $20 billion global service provider business. He has also held senior financial management positions at other multinational companies such as Unisys Corporation (NYSE: UIS), Asea Brown Boveri (ABB), and Credit Suisse First Boston. Mr. Hayes is a Board Leadership Fellow with the National Association of Corporate Directors (“NACD”). He has previously served as an independent director and chair of the audit committee of New Wave Research, Inc. and as an independent director and chair of the audit committee of NPTest, Inc. Mr. Hayes has served as an advisor to the President and CEO of Super Micro Computer, Inc. (Nasdaq: SMCI) after having served the company as an independent director and chair of the audit committee. Mr. Hayes conducted his graduate studies in accounting and finance at New York University’s Stern Graduate School of Business and received his undergraduate degree in Philosophy from Colgate University in New York.

Wayne Barr, Jr. Director Age: 53 Director Since: 2018 Alaska Communications Committees • Compensation and Personnel

Skills, Qualifications and Factors

•  Experience in communications and satellite industries, including as founder, director, and general counsel; and

•  prior board experience at several publicly-traded companies, including board leadership experience as chair of audit committee and nominating and governance committee.

Mr. Barr is the principal of Oakleaf Consulting Group LLC, a management consulting firm focusing on technology and telecommunications companies, which he founded in 2001. Through Oakleaf, Mr. Barr provides assistance to a wide variety of clients in areas of corporate strategy and planning, mergers and acquisitions, as well as restructuring advice to those of his clients that are seeking to “right-size” their operations. Mr. Barr is also managing director of Alliance Group of NC, LLC, a full service real estate firm providing brokerage, planning and consulting services throughout North Carolina to a wide variety of stakeholders including landowners, developers, builders and investors, a position he has held since 2013. In 2012, Mr. Barr co-founded IoSat Holdings Limited, a worldwide satellite capacity provider using proprietary technology. Mr. Barr currently serves as a director and General Counsel of IoSat. Mr. Barr also co-founded and was president from 2003 to 2008 of Capital & Technology Advisors, a management consulting and restructuring firm, where he oversaw the day-to-day operations of a 20-person consulting firm focusing on telecommunications operations and restructurings. As president, Mr. Barr managed employees and independent contractors and was one of two lead contacts for all of the firm’s clients This wide-ranging experience, coupled with his legal background, has provided Mr. Barr with a skill set particularly suited to assisting with deal structure and execution, as well as operational assistance across several industries. Mr. Barr currently serves on the board of directors of HC2 Holdings, Inc. (NYSE MKT: HCHC), where he has served as chairman of the Audit Committee and Nominating and Governance Committee and as a member of the Compensation Committee from January 2014 through June 2016, when he resigned from such committees (but continues as a board member) as he assumed a more active role at HC2. Mr. Barr also serves on the board of directors of Aviat Networks, Inc. (Nasdaq: AVN) and as Chairman of the board of directors of CCUR Holdings, Inc. (Nasdaq: CCUR) and has served on the boards of directors of Anacomp, Leap Wireless International, NEON Communications and Globix Corporation. He has also served as a Trustee of the New York Racing Association. Mr. Barr received his J.D. degree from Albany Law School of Union University and is admitted to practice law in New York State. He is also a licensed real estate broker in the state of North Carolina.

Margaret L. Brown Director Age: 68 Director Since: 2012 Alaska Communications Committees • Compensation and Personnel • Nominating and Corporate Governance

Skills, Qualifications and Factors

•  Experience as President and CEO of an Alaska Native corporation with diverse operations including telecommunications among others;

•  experience providing strategic guidance and development of business opportunities that resulted in significant growth; and

•  a lifelong Alaskan and a recognized leader in the state.

Ms. Brown held the position of president and CEO of CIRI, an Alaska Native Regional Corporation, from 2005 to 2013. In her position as CEO, Ms. Brown led the corporation through significant growth by diversifying its interests across several industries, including real estate, energy and infrastructure, hospitality, oil field support and construction, and environmental services. During her more than 35 years at CIRI Ms. Brown also held several management positions within CIRI. Ms. Brown worked with state and federal agencies, as well as the U.S. Congress, to help implement the Cook Inlet Land Exchange, widely considered one of the largest land exchanges in the nation’s history. Ms. Brown currently serves on the boards of the CIRI, Student Conservation Association and the National Museum of the American Indian. Ms. Brown is a member of an advisory board for Alaska Airlines. Her leadership in Alaska has been recognized with the Alaska Journal of Commerce’s Business Person of the Year in 2013, an Athena Award in 2012, the fDi Magazine business personality of the year award in 2008, and the Alaska Business Hall of Fame laureate honor in 2009. Ms. Brown holds a BS degree in biology from the University of Oregon and a MBA degree in business administration from the University of Colorado. She is also a Board Leadership Fellow with the NACD. Ms. Brown is a lifelong Alaskan of Yup’ik descent and was raised in Takotna, a small village in central Alaska.

David W. Karp Director Age: 51 Director Since: 2011 Alaska Communications Committees • Compensation and Personnel • Nominating and Corporate Governance (Chair)

Skills, Qualifications and Factors

•  Serves as leader of a service-based firm operating across Alaska, Lower 48, Canada and Mexico;

•  experience as the CEO of a business expanding into the contiguous 48 states;

•  background in the Alaska tourism business and as a business buyer of the services that are key to the Company’s growth; and

•  reputation as a motivational leader, manager and respected member of the Alaska community.

Mr. Karp is the president and CEO of Northern Aviation Services, Inc., an Anchorage based company that manages Northern Air Cargo, Aloha Air Cargo, and various other aviation related businesses. The company operates a fleet of Boeing 737 aircraft within the states of Alaska and Hawaii, the contiguous U.S. states, Canada and Mexico. Mr. Karp previously served as the Vice President and Chief Operating Officer of Anchorage-based Hawaiian Vacations. Prior to that, Mr. Karp served as the executive director of the Alaska Tourism Marketing Council, overseeing the cooperative tourism marketing efforts between the State of Alaska and over 1000 private sector tourism businesses. Mr. Karp also serves as a member of the board of directors for Anchorage based Northrim Bankcorp, Inc. (Nasdaq: NRIM). He serves as the board chairman of the National Air Carriers Association, is a member of the Board of Trustees for the Alaska Aviation Museum, a board member of the Anchorage Economic Development Corporation and is involved in multiple nonprofit organizations in the community. Mr. Karp is a graduate of the University of Oregon, and he completed the Owner President Manager Program at the Harvard School of Business in March 2011. Mr. Karp is also a Board Leadership Fellow with the NACD.

Peter D. Ley Director Age: 58 Director Since: 2008 Alaska Communications Committees • Audit (Chair) • Nominating and Corporate Governance

Skills, Qualifications and Factors

•  Extensive executive, finance and communications industry experience;

•  previous employment as a CFO of technology and telecommunications companies and as an investment banker; and

•  an audit committee financial expert as that term is defined by Nasdaq and securities laws.

Mr. Ley is a private investor. In June 2015, he retired from the position of CFO of Hargray Holdings, LLC, a provider of cable television and telecommunications services serving the coastal regions of South Carolina and Georgia. He held this position from 2012 to 2015. Prior to joining Hargray, Mr. Ley served as CFO of Connexion Technologies, an operator of residential communications networks for gated communities and high-rise towers. In April of 2012, Connexion filed for voluntary reorganization under Chapter 11 of the U.S. Bankruptcy Code. Prior to joining Connexion in November 2007, Mr. Ley served for seven years as a managing director at Bank of America Securities, responsible for managing client relationships with the U.S. telecommunications industry. Prior to joining Bank of America, he served as CFO of Pennsylvania-based Commonwealth Telephone Enterprises, Inc. Mr. Ley has also served as an investment banker at Dominick & Dominick, Furman Selz, Robert Fleming, Morgan Grenfell and Salomon Brothers. Mr. Ley holds an MBA from Harvard University in Massachusetts and a BA from Dartmouth College in New Hampshire.

Robert M. Pons Director Age: 62 Director Since: 2018 Alaska Communications Committees • Audit

Skills, Qualifications and Factors

•  Extensive executive, finance and communications industry experience; and

•  prior board experience at several publicly-traded companies, including board leadership experience as a board chairman.

Mr. Pons is President and CEO of Spartan Advisors Inc., a management consulting firm specializing in telecom and technology companies. From May 2014 until January 2017, he was Executive Vice President of Business Development and from September 2011 until June 2016 was on the board of directors, of HC2 Holdings, Inc. (NYSE MKT: HCHC), a publicly traded diversified holding company with a diverse array of operating subsidiaries, including telecom/infrastructure, construction, energy, technology, gaming and life sciences. From February 2011 to April 2014 he was Chairman of Live Micro Systems, Inc. (formerly Livewire Mobile) a comprehensive one-stop digital content solution for mobile carriers. From January 2008 until February 2011, Mr. Pons was Senior Vice President of TMNG Global (now Cartesian), a leading provider of professional services to the telecommunications industry and the capital formation firms that support it. From January 2003 until April 2007, Mr. Pons served as President and chief executive officer of Uphonia, Inc. (previously SmartSery Online, Inc.) a wireless applications service provider. From March 1999 to August 2003, he was President of FreedomPay, Inc., a wireless device payment processing company. During the period January 1994 to March 1999, Mr. Pons was President of Lifesafety Solutions, Inc., a software company catering to 911 call centers. Mr. Pons has over 30 years of management experience with telecommunications companies including MCI, Inc., Sprint, Inc. and Geotek, Inc. Mr. Pons currently serves on the board of directors, the audit committee and the compensation committee of Inseego Corp (formerly Novatel Wireless, Inc.). Mr. Pons also serves as a board advisor to Cliqueapi (a voice communications API platform). Mr. Pons previously served on the Board of Directors of Network-1, Arbinet, PTGi, HC2 Holdings, Proxim Wireless, MRV Communications, DragonWave and Concurrent Computer. Mr. Pons received a B.A. degree with honors from Rowan University.

Brian A. Ross Director Age: 60 Director Since: 2011 Alaska Communications Committees • Audit • Compensation and Personnel (Chair)

Skills, Qualifications and Factors

•  Extensive prior experience as a CFO and COO of a large regional telecommunications company providing services outside of Alaska;

•  other public company board experience in telecommunications, publishing and healthcare including the sale of the underlying company;

•  an audit committee financial expert as that term is defined by Nasdaq and securities laws; and

•  strategic transactions experience including the sale of Journal Media as a director.

Mr. Ross is both the Principal of Mid-Market Growth Partners, which assist clients to align their strategic objectives with operating performance, and an Advisor with The Center for Business Transition at RSM, LLP. The Center for Business Transition helps owners plan to successfully transition their businesses. Previously, Mr. Ross served as President and CEO of KnowledgeWorks, an educational non-profit that provides innovative teaching pedagogies, and as the Chief Operating Officer (“COO”) and CFO as part of his 13-year-tenure at Cincinnati Bell. He is also a member of the board of Otelco, Inc. (Nasdaq: OTEL), a telecommunications firm with rural properties. Mr. Ross served as a member of the board of directors of Healthwarehouse.com (OTCQB: HEWA), a national, on-line pharmacy from September 2015 to March 2016, and as a member of the board of Journal Media Group, Inc. (formerly NYSE: JMG), from its inception in April 2015 to its sale to Gannett in April 2016. Mr. Ross holds a BA in economics, mathematics and statistics from Miami University as well as an MA in statistics from the University of California.

Anand Vadapalli President and Chief Executive Officer Age: 53 Director Since: 2011

Skills, Qualifications and Factors

•  Strategic vision and wide-ranging, in-depth knowledge of our business operations and the competitive landscape in which our Company operates;

•  extensive experience in the industry; and

•  comprehensive knowledge of our Company’s many competitive challenges and opportunities.

Mr. Vadapalli was appointed by the Board, effective February 1, 2011, to serve as President and CEO of the Company. Prior to that, Mr. Vadapalli served as Executive Vice President and COO of the Company beginning October 26, 2009, with responsibility for all operational facets of our business, including network operations, technology, sales and service. Mr. Vadapalli served as our Executive Vice President, Operations and Technology, from December 2008 until October 2009 and previously was our Senior Vice President, Network & Information Technology beginning in August 2006, when he joined the Company. Before joining us, Mr. Vadapalli had most recently served as Vice President of Information Technology at Valor Telecom since February 2004. Prior to Valor, from January 2003 to February 2004, he served as Executive Vice President and Chief Information Officer at Network Telephone Corporation, and from January 1996 through January 2003, he served in various positions at Broadwing / Cincinnati Bell, including as Vice President, Information Technology. Mr. Vadapalli holds a Bachelor of Engineering in Mechanical Engineering from Osmania University in Hyderabad, India as well as a Post Graduate Diploma in Management from the Indian Institute of Management in Calcutta, India. He currently serves as a member of the board of directors of Premera Blue Cross. In addition, Mr. Vadapalli is an active participant in industry associations, and currently chairs the Board of USTelecom Association.

Recommendation of the Board of Directors

The Board recommends a vote FOR the election of all eight (8) of the Board’s nominees: Edward (Ned) J. Hayes, Jr., Wayne Barr, Jr., Margaret L. Brown, David W. Karp, Peter D. Ley, Robert M. Pons, Brian A. Ross and Anand Vadapalli.

Corporate Governance

The Board is committed to strong corporate governance and believes it supports our success and helps us build long-term stockholder value. We have adopted a Code of Ethics that applies to all employees, including the CEO and President, the Senior Vice President of Finance, and directors. We have also adopted Corporate Governance Principles and Guidelines, that in conjunction with our Bylaws and charters of the committees of the Board form the framework of our corporate governance. The Board periodically reviews these governance documents as well as the rules, regulations and listing standards, and best practices suggested by recognized governance authorities. Our Corporate Governance documents are all available on our website at www.alsk.com under Corporate Governance. We will post amendments to, or waivers from, the provisions, if any exist, applicable to our directors and executives on the same website. You can also obtain a printed copy of our Code of Ethics, Corporate Governance Principles and Guidelines and committee charters at no charge by sending inquiries to investors@acsalaska.com or Investor Relations, 600 Telephone Avenue, Anchorage, Alaska 99503.

The Board conducts a self-evaluation of its performance annually that includes a review of the Board’s composition, responsibilities, leadership, committee structure, processes and effectiveness. Each committee of the Board conducts a similar self-evaluation with respect to that committee.

Board Independence

•	All members of our Board, other than Mr. Vadapalli, our President and Chief Executive Officer, satisfy the independence requirements of the SEC and Nasdaq rules.
•	Mr. Hayes, our presiding director and Board Chair, is an independent director.

•	All members of the Audit, Compensation and Personnel, and Nominating and Corporate Governance Committees are independent directors.
•	Directors are required by our Corporate Governance Principles and Guidelines to immediately tender a resignation in the event of a conflict of interest or change of circumstances that would interfere with their fiduciary duties owed to the Company and our stockholders.

Director Nomination Process

The Nominating and Corporate Governance Committee (“Nominating Committee”) strives to maintain an engaged, independent board with broad and diverse experience and judgment that is committed to representing the long-term interests of our stockholders. Each year the Nominating Committee assesses all director candidates, whether submitted by management or a stockholder, and recommends nominees for election to the Board. All recommendations for nomination are based upon the factors described beginning on page 18, under the heading: “Nominating and Corporate Governance Committee,” and in this section.

Stockholders recommending candidates for director positions should submit the candidate’s name, qualifications, and other information required in our Bylaws, to the Nominating and Corporate Governance Committee, c/o Corporate Secretary, Alaska Communications Systems, 600 Telephone Avenue, Anchorage, Alaska 99503. Except as required by applicable law, the Nominating Committee has no obligation to nominate stockholder-recommended candidates for election as a director.

On August 1, 2017, the Board appointed Shawn O’Donnell to the Board after he was recommended by a stockholder. Mr. O’Donnell served on the Compensation & Personnel Committee (“Compensation Committee”) and received compensation on the same terms as other non-employee members of the Board. On January 8, 2018, Mr. O’Donnell resigned as a member of the Board and all committees of the Board. Mr. O’Donnell’s resignation was not due to any disagreement with the Company on any matter relating to the Company’s operations, policies or practices. Mr. O’Donnell’s resignation was effective immediately.

The Nominating Committee recommended, and the Board determined to nominate, the current eight (8) incumbent directors who have consented to stand for election at the 2018 Annual Meeting. The Nominating Committee and the Board concluded that each of these incumbent directors should be nominated based on their performance on the Board, and diversity and extent of their experience, qualifications, attributes and skills, as identified in the biographical information contained under the heading: “Nominated Directors and Their Business Experience,” beginning on page 11.

Board Meetings and Committee Meetings During 2017; Annual Meeting Attendance

•	Full Board meetings held - 13
•	Executive sessions with only independent directors - 5
•	Audit Committee meetings held - 8
•	Compensation Committee meetings held - 9
•	Nominating Committee meetings held - 4

Each of the directors serving in 2017 attended at least 75% of the aggregate of the total number of meetings of the Board and all committees on which each director served during the period each director was serving on the Board and any applicable committee. While the Company has no formal policy regarding director attendance at the Annual Meeting of Stockholders, the Company encourages all directors to attend. All of the directors then serving attended the 2017 Annual Meeting of Stockholders. The table below represents the committees of the Board and the continuing directors that served on those committees in 2017.

Committee Structure and Independent Director Membership

= Chairperson	= Member

	Audit Committee	Compensation and Personnel Committee	Nominating and Corporate Governance Committee
Edward (Ned) J. Hayes, Jr.
Wayne Barr, Jr.
Margaret L. Brown
David W. Karp
Peter D. Ley
Robert M. Pons
Brian A. Ross
Anand Vadapalli	-	-	-

Board Leadership Structure

Our Board’s independent leadership is strengthened by separation of the CEO and Board Chair functions. Our Board Chair is an independent director, Edward (Ned) J. Hayes, Jr. The Board has determined that its leadership structure is appropriate given its judgment that there are advantages to having a non-executive Board Chair to provide independent oversight and to engage in communications and relations between the Board, the CEO, and other senior management; in assisting the Board in reaching consensus on certain strategies and policies; and to facilitate a robust director, Board, and CEO evaluation process. The Board believes that because of this separated structure, the Board’s advisory and oversight roles are effectively focused on assisting the CEO and senior management in developing and adopting successful business strategies and risk management policies, and in making successful choices in management succession.

Succession Planning

Our Board is actively involved in talent management. The Board reviews the Company’s “people strategy” in support of its business strategy at least annually. This includes a detailed discussion of the Company’s leadership bench and succession plans with a focus on key positions at the senior officer level.

In addition, the committees of the Board regularly discuss the talent pipeline for specific critical roles. Highly-qualified potential leaders are given exposure and visibility to Board members through formal presentations and informal events. More broadly, the Board is regularly updated on key talent indicators for the overall workforce, including diversity, recruiting and development programs.

Committees of the Board

Our Board currently has three committees: Audit, Compensation and Personnel, and Nominating and Corporate Governance. All members of these committees are required to be independent directors.

Audit Committee

The Audit Committee assists our Board in overseeing the quality and integrity of our accounting, auditing and reporting practices. The Audit Committee’s role includes overseeing the work of the Company’s accounting function and internal control over financial reporting, and the quality and integrity of the Company’s financial reports. The Audit Committee is responsible for the appointment, compensation, retention and oversight of the independent auditor engaged to issue audit reports on our financial statements and internal control over financial reporting. The Audit Committee also monitors and evaluates the Company’s compliance with Section 404 of the Sarbanes-Oxley Act of 2002, including the risk assessment procedures as required.

The Audit Committee, in conjunction with the Board, has primary responsibility for oversight of the Company’s management of risks inherent in its financial reporting and financial controls, the options to mitigate such risks and the Company’s approach to such risks. The Board retains oversight of the broader risks to the Company and its operations.

The Audit Committee operates pursuant to a written charter adopted by the Board, that the Audit Committee reviews annually, and is available at www.alsk.com. The Audit Committee consists of Mr. Ley (Chair), Mr. Hayes, Mr. Pons and Mr. Ross. The Board has determined that all of the members of the Audit Committee are independent directors, as defined by the applicable SEC and Nasdaq rules, and that each of the members has sufficient knowledge in financial and auditing matters to serve on the Audit Committee. In addition, the Board has also determined that Mr. Ley, Mr. Hayes and Mr. Ross qualify as “audit committee financial experts” as defined under the Exchange Act. The Report of the Audit Committee is included in this proxy statement, on page 65.

Compensation and Personnel Committee

The purpose of the Compensation Committee is to discharge the Board’s responsibilities relating to Company compensation plans, policies and procedures including: (i) evaluate and establish director and executive officer compensation and performance requirements; (ii) approve equity and cash incentive programs for all employees of the Company; (iii) oversee succession planning for directors, executive officers and other management, as appropriate; and (iv) produce an annual executive compensation report to be included in the Company’s proxy statement.

The Compensation Committee operates pursuant to a written charter adopted by the Board, that the Compensation Committee reviews annually, and is available at www.alsk.com. The Compensation Committee consists of Mr. Ross (Chair), Mr. Barr, Ms. Brown, and Mr. Karp. The Board has determined that all of the members of the Compensation Committee are independent directors as defined by the applicable SEC and Nasdaq rules. The report of the Compensation Committee is included in this proxy statement, on page 42.

Nominating and Corporate Governance Committee

The Nominating and Corporate Governance Committee assists the Board in discharging its duties by identifying, assessing and recommending director nominees for the Board, and it also has primary responsibility for matters of corporate governance. The Nominating Committee consists of Mr. Karp (Chair), Ms. Brown, and Mr. Ley. The Board has determined that all of the members of the Nominating Committee are independent directors, and the nominations of directors are in full compliance with the applicable SEC and Nasdaq rules.

For director nominations, the Nominating Committee does not require director candidates to meet any specific set of minimum qualifications other than those set forth in our Bylaws regarding age, legal compliance, and validity of nomination and election. As referenced in our Corporate Governance Principles and Guidelines available at www.alsk.com, the Nominating Committee considers a wide variety of qualifications, attributes and other factors in evaluating director candidates. Some of the factors used in evaluating candidates include:

•	ethical character and integrity;
•	proven business judgment and competence;

•	professional skills or management experience in dealing with a large, complex organization or complex problems similar or complementary to those encountered by our Company;
•	knowledge of the Company’s various constituencies such as employees, customers, vendors, and the business community in Alaska;
•	expertise in particular areas such as technology, finance, or marketing;
•	strategic vision;
•	diversity of professional experience and viewpoints;
•	demonstrated ability to act independently and to represent the interests of all stockholders; and
•	willingness and ability to devote the necessary time to fulfill a director’s responsibilities to the Company and our stockholders.

Our Board has adopted a retirement policy that specifies that a Director who reaches the age of 72 years is expected to submit his or her resignation to the Board Chair. The resignation will be effective immediately prior to the annual meeting of stockholders following the Director’s 72nd birthday, except in situations where the Board determines that extenuating circumstances warrant the applicable Director to continue to serve as a Board member. In addition, new candidates for the Board shall not be considered for appointment or election to the Board if they have reached the age of 72 years prior to the date of appointment or election, except in extenuating circumstances that warrant the candidate being permitted to serve on the Board.

While the Company does not have a formal policy on Board diversity, the Nominating Committee recognizes that a diversity of viewpoints and practical experiences can enhance the effectiveness of the Board as a whole. Accordingly, as part of its evaluation of each candidate, the Nominating Committee takes into account how that candidate’s background, experience, qualifications, and skills may complement, supplement or duplicate those of other prospective candidates. We believe a diverse group can best perpetuate the success of our business and represent stockholder interests through the exercise of sound judgment.

As a part of its corporate governance function, the Nominating Committee specifically reviews the qualifications of each candidate for the Board, whether an incumbent or not, for his or her understanding of our business and the competitive environment in which we operate. In addition, factors evaluated for incumbent nominees include: attendance and participation at meetings of the Board and relevant Board committees, independence and any ties to our Company. Prior to nomination, each candidate for election or re-election must consent to stand for election to the Board.

The Nominating Committee operates pursuant to a written charter adopted by the Board, that the Nominating Committee reviews annually and is available at www.alsk.com.

CERTAIN RELATIONSHIPS AND RELATED PARTY TRANSACTIONS

The Board has adopted a written Conflicts of Interest and Related Party Transaction Approval Policy, which is available at www.alsk.com. A “related party” is defined under the applicable SEC rule and includes our directors, executive officers, beneficial owners of 5% or more of our common stock and each of their immediate family members. A transaction involving a related party and the Company or its subsidiary that individually or taken together with other related transactions exceeds, or is reasonably likely to exceed, $120,000 is subject to review.

Under the written policy, our Nominating Committee generally is responsible for reviewing, approving or ratifying any related party transaction covered by SEC rules. The Nominating Committee will consider all the relevant facts and circumstances in determining whether to approve or ratify such a transaction, including:

•	whether the terms of the transaction are fair to the Company and would apply on the same basis if the transaction did not involve a related party;
•	whether there are any compelling business reasons for the Company to enter into the transaction;

•	whether the transaction would impair the independence of an otherwise independent director or nominee for director;
•	whether the Company was notified about the transaction before its commencement and if not, why pre-approval was not sought and whether subsequent ratification would be detrimental to the Company; and
•	whether the transaction would present an improper conflict of interest for any director, nominee for director or executive officer of the Company.

The Nominating Committee will approve or ratify only those transactions that are, in the Nominating Committee’s judgment, appropriate or desirable under the circumstances. There have been no related party transactions since the beginning of the 2017 fiscal year, nor are there any such transactions proposed.

RISK OVERSIGHT

We believe the current leadership structure of the Board supports the risk oversight functions described below. While the Board and its committees oversee risk management strategy, management is responsible for implementing and supervising day-to-day risk management processes. We believe this division of risk management responsibilities is the most effective approach for addressing the risks that the Company faces.

•	Full Board: is actively involved in the oversight of the risks inherent in the operation of our Company’s lines of business and implementation of its business plans. The Board reviews the operation of the business and corporate functions and addresses the primary risks associated with the Company’s business. In addition, the Board reviews the risks associated with the Company’s business plans at its annual strategic planning session and periodically throughout the year as part of its continuing consideration of the tactical performance against this business plan. Finally, as part of the preparation and filing of the Company’s Annual Report on Form 10-K, the Board performs a review of the Company’s risk profile and advises management on how best to reflect those concerns in the Company’s reporting. The Company has an Enterprise Risk Management program which operates to identify key risks within the Company. An Executive Risk Committee (“ERC”), made up of the CEO and his direct reports, oversees the program and provides periodic reporting to the Board on all areas of risk within the Company. The Board reviews the corporate risk profile and proposed risk management strategies reported by the ERC and provides insight and guidance on risk exposure. The Board pays particular attention to the Company’s plans pertaining to cyber security, receiving regular updates in this regard as part of its overall risk management oversight.

•	Audit Committee: oversees the Company’s management of risks inherent in its financial reporting and financial controls, the options to mitigate such risks and the Company’s approach to such risks. The Company’s principal financial officer reports to the Audit Committee regarding the Company’s business and financial risks. The Audit Committee assists management in identifying and evaluating risk management controls and methodologies to address identified risks.

•	Nominating Committee: establishes and reviews the Company’s Code of Ethics, monitors compliance with the Code of Ethics and addresses risk by adopting appropriate rules for corporate governance and monitoring the Company’s compliance with our Corporate Governance Principles and Guidelines.

•	Compensation Committee: as described in more detail under the heading “Analysis of Risk in Compensation Practices” on page 42, considers the impact on the Company’s risk profile of the Company’s executive compensation program and the incentives created by the compensation awards that it administers. In addition, the Company regularly evaluates its compensation policies and procedures to determine whether they present a significant risk to the Company.

DIRECTOR COMPENSATION

The compensation program for independent directors did not change from 2016 and was designed with an intent to fairly compensate directors for work performed for the Company while aligning directors’ interests with the long-term interests of our stockholders. The following table sets forth the aggregate dollar amount of all fees earned or paid to our independent directors for services in 2017 and includes annual retainer fees, committee membership and chairmanship fees. During 2017, Anand Vadapalli, our President and Chief Executive Officer, did not receive any compensation in connection with his service as a director. The compensation that we paid to Mr. Vadapalli as an employee is discussed in the “Compensation Discussion and Analysis” section beginning on page 26.

Director Compensation

Name	Year	Fees Earned or Paid in Cash (1) ($)	Stock Awards(2) ($)	Total ($)
Edward (Ned) J. Hayes, Jr.	2017	100,007	79,993	180,000
Margaret L. Brown	2017	42,500	50,000	92,500
David W. Karp	2017	47,500	50,000	97,500
Peter D. Ley	2017	60,000	50,000	110,000
Shawn F. O’Donnell (3)	2017	21,252	24,998	46,250
Brian A. Ross	2017	60,000	50,000	110,000

(1)	Stock awards are rounded down to a whole share when issued and any residual partial share amounts are paid in cash.

(2)	The amounts in this column reflect the grant date fair value of the stock awards, computed in accordance with Financial Accounting Standards Board (“FASB”) ASC Topic 718 (“FASB ASC 718”), based on our stock price on the grant date. All awards are vested upon grant and there are no outstanding unvested stock awards.

(3)	Mr. O’Donnell was appointed to the Board on August 1, 2017, and received pro-rata compensation as a non-employee director during fiscal year 2017. On January 8, 2018, Mr. O’Donnell resigned from the Board and all committees of the Board effective immediately.

Under our Board approved Non-Employee Director Compensation and Reimbursement Policy (the “Director Compensation Policy”), which governed compensation for our non-employee directors for 2017, we provided compensation to our independent directors consisting of annual cash and equity retainers that were payable in quarterly installments, as shown in the table on the next page. Prior to the beginning of each calendar year, independent directors may elect to receive all or a portion of their cash retainer in common stock or equivalents. Except for deferred stock, all non-employee director stock and cash compensation is paid in equal quarterly installments for each quarter or partial quarter of service, without proration, within 30 days of the close of the calendar quarter.

Type of Fee	Fees
Annual Board Cash Retainer: • Board Chair • Audit Committee Members • Other Independent Directors	$100,000 $45,000 $42,500
Annual shares or equivalents: • Board Chair • Other Independent Directors	Based on grant date closing price $80,000 $50,000
Additional Annual Cash Retainer: • Audit and Compensation Committee Chairs • Nominating Committee Chair	$15,000 $5,000

Our independent directors are also reimbursed for reasonable out-of-pocket expenses incurred for serving as directors.

Our Board has adopted minimum share ownership requirements for directors because we believe the Board will more effectively pursue the long-term interests of stockholders if the directors are stockholders themselves.

Our Non-Employee Director Compensation and Reimbursement Policy requires each non-employee director to accumulate and hold common stock or common stock equivalents issued by the Company equal to at least three times his or her annual cash retainer. Each non-employee director must comply with the policy by the fifth anniversary of the director’s continuous service to our Board. All of our directors are in full compliance with the holding requirement.

EXECUTIVE OFFICERS

The table below sets forth certain information as of April 25, 2018 about those persons currently serving as executive officers of the Company. Biographical information on Anand Vadapalli, our President and CEO, is included above in the section “Nominees for Directors.”

Name	Age	Title
Anand Vadapalli	53	President and Chief Executive Officer
Laurie M. Butcher	55	Senior Vice President, Finance
William H. Bishop	52	Senior Vice President, Business Market
Randy M. Ritter	58	Senior Vice President, Shared Services
Leonard A. Steinberg	64	Senior Vice President, Legal, Regulatory & Government Affairs and Corporate Secretary

Laurie M. Butcher serves as our Senior Vice President, Finance, leading the Company’s revenue, treasury and finance departments. Ms. Butcher joined Alaska Communications in 1997, and has served in several leadership roles, most recently as Vice President, Finance and Controller, before taking her current role in November of 2015. She is responsible for accounting, budgeting, and forecasting for Alaska Communications, in addition to leading strategy for free cash flow growth and EBITDA margin expansion. Ms. Butcher brings more than 28 years of finance expertise to Alaska Communications, including roles in public accounting at PricewaterhouseCoopers and Deloitte & Touche and as controller for Teamsters Local 959. Ms. Butcher serves as a management trustee for the Alaska Electrical Trust Pension Fund and is on the board of directors for the United Way of Anchorage. A lifelong Alaskan, she holds a BBA degree in accounting from the University of Alaska and is a licensed Certified Public Accountant.

William H. Bishop serves as our Senior Vice President, Business Market. He joined Alaska Communications in August of 2004, and has served in several leadership roles for both consumer and business sales and operations. Mr. Bishop provides executive level leadership to IT services, business sales, product and marketing to provide a consistent, quality customer experience. Mr. Bishop has over 25 years of experience in telecommunications and business leadership including positions at AT&T and McCaw Communications as well as at a federal government logistic contracting company. He serves on the board of directors for the Alaska State Chamber of Commerce and as chairman of the board for Alaska Business Week. Mr. Bishop holds a BS degree in Natural Sciences from the University of Alaska Anchorage and is completing his MBA in Strategic Leadership at Alaska Pacific University.

Randy M. Ritter serves as our Senior Vice President, Shared Services. Mr. Ritter joined Alaska Communications in September of 2013 to lead our growth in managed IT services and now oversees network strategy and planning, engineering, service activation, network management, field services and capital project management to provide a great customer service experience for Alaska businesses and consumers. He brings more than 20 years of telecommunications experience to the Company and previously served as Vice President, Product Management at Sprint, Vice President, Product Marketing at Sprint-Nextel, Senior Vice President, Sales and Marketing at One Communications and Chief Operating Officer at MacroSolve, Inc. His expertise and strong track record in building teams and defining, launching and growing telecommunications and IT services brings great value to our customers, employees and stockholders. Mr. Ritter holds a BS degree in accounting from the University of South Alabama. He is also a Certified Public Accountant (inactive) and a Chartered Global Management Accountant.

Leonard A. Steinberg serves as our Senior Vice President, Legal, Regulatory and Government Affairs and Corporate Secretary. Mr. Steinberg is responsible for the Company’s legal affairs, corporate governance, regulatory compliance and risk management functions. He also serves as the Company’s Chief Ethics Officer. He previously served as our Vice President, General Counsel and Corporate Secretary from 2001 through 2011 after joining us as a senior attorney in June 2000. From 1998 to 2000, Mr. Steinberg used his expertise in regulatory and administrative law to represent telecommunications and energy clients at Brena, Bell & Clarkson, P.C., an Anchorage, Alaska law firm. Prior to that, Mr. Steinberg was a partner in the firm of Hosie, Wes, Sacks & Brelsford with offices in Anchorage, Alaska and San Francisco, California. Mr. Steinberg practiced in the firm’s Anchorage office from 1996 to 1998 and in the firm’s San Francisco office from 1988 to 1996 where he primarily represented large clients in oil and gas royalty and tax disputes. Mr. Steinberg holds a JD degree from the University of California’s Hastings College of Law, an MPA from Harvard University’s Kennedy School of Government, an MBA from the University of California Berkeley’s Haas School of Business, and a BA degree from the University of California at Santa Cruz.

PROPOSAL 2: NON-BINDING, ADVISORY VOTE ON EXECUTIVE COMPENSATION

In this Proposal 2, we are asking for your vote to approve, on an advisory basis, the compensation of our Named Executive Officers, (commonly referred to as a “Say-on-Pay” resolution) as reported in this proxy statement. As part of our corporate governance practices, we have held our Say-on-Pay vote every year. This vote is not intended to address any specific item of compensation, but rather the overall compensation of our Named Executive Officers (“NEOs”) and the philosophy, policies and practices described in this proxy statement.

As described in more detail in the “Compensation Discussion and Analysis” section of this proxy statement beginning on page 26, the Compensation Committee continued its engagement regarding our executive compensation plan design. The Compensation Committee made specific and directed changes to our compensation plan to address the concerns we heard and to more closely align each NEO’s individual compensation with the Company’s short-term and long-term performance goals.

In accordance with Section 14A of the Exchange Act, and as a matter of good corporate governance, we are asking stockholders to approve the following advisory resolution at the 2018 Annual Meeting:

“RESOLVED, that the Company’s stockholders approve, on an advisory basis, the overall compensation of the Company’s Named Executive Officers, as disclosed in the Company’s proxy statement for the 2018 Annual Meeting of Stockholders, and pursuant to the disclosure rules of the SEC, including the Compensation Discussion and Analysis, the Summary Compensation Table for 2017 and the other related tables and the accompanying narrative disclosure.”

This vote will not be binding on our Board or the Compensation Committee and may not be construed as overruling a decision by our Board or the Compensation Committee or imply any additional fiduciary duty on our Board. Further, it will not affect any compensation paid or awarded to any executive. Although the vote is non-binding, the Board and the Compensation Committee will review the voting results and consider the voting results when making future compensation decisions for our NEOs.

Recommendation of our Board of Directors

Our Board of Directors recommends that you vote to approve the compensation paid to the Company’s named executive officers in 2017 as disclosed in this proxy statement.

COMPENSATION DISCUSSION AND ANALYSIS

MESSAGE FROM THE COMPENSATION COMMITTEE

In 2017 we implemented a number compensation plan design changes with the purpose of strengthening our overall plan design and more closely aligning it to stockholder returns. These modifications supplement many of the strong governance practices such as alignment to our strategic plan, performance compensation clawbacks, minimum equity holding requirements, and double-trigger mechanism for change of control accelerated awards previously incorporated into our plan design.

As noted in our 2017 Proxy Statement, we introduced changes we were considering for our 2017 compensation program in response to stockholder concerns expressed following our 2016 Say-on-Pay vote. We delayed making grants under our 2017 long-term incentive plan to further consider the perspective of our stockholders and to incorporate the input of our new director who was recommended to our Board by one of our larger stockholders. As we reviewed the results of our Say-on-Pay vote in 2017, it was clear that additional changes were needed. Following the 2017 Annual Meeting, we engaged in extensive discussions with stockholders in 2017 and 2018 to discuss stockholder concerns as reflected in our 2017 Say-on-Pay results and stockholder input into potential compensation design approaches to address those concerns. Between the summer of 2017 and spring of 2018, we contacted 20 stockholders representing approximately 40% of our shares outstanding. Of those we contacted, we met with stockholders representing approximately 27% of shares outstanding. The Chairman of our Board, CEO, and/or the Chairman of our Compensation and Personnel Committee participated in each of our stockholder meetings. Our stockholders raised a few common themes in our meetings, including the following:

•	A perception that the Company’s CEO receives too much compensation relative to peers
•	A perception that the Company is granting too much equity at low share prices, which dilutes stockholders and rewards executives with underpriced stock
•	A perception that Net Promoter Score® (NPS)[1] is an inappropriate metric for the Company’s long-term incentive plan
•	A perception that the existing executive incentive plans do not sufficiently incentivize management to seek strategic alternatives for the Company during a period of consolidation within the telecommunications industry

To address the views expressed by our stockholders in both 2017 and 2018, we made substantive changes to the 2017 compensation program described in the following chart. In addition, one of our largest stockholders signed a non-disclosure agreement in order to give significant feedback on executive compensation during a number of meetings with our Compensation Committee Chair, Brian A. Ross, and our Chief Executive Officer, Anand Vadapalli. These meetings involved approximately six hours in direct meeting time, including two visits to the stockholder’s location by Mr. Ross. More detail on our stockholder engagement can be found on page 32.

1 NPS, a measure of customer satisfaction, is determined through customer satisfaction surveys, conducted and reported by a third-party vendor, that ask business customers, on a scale from zero to ten, how likely they are to recommend Alaska Communications to a friend or colleague. For more information on NPS, see “Non-GAAP Financial Measures and Performance Metrics” on page 79.

A summary of the changes we made to improve our executive compensation program in 2017 and how we believe these changes address concerns expressed by stockholders follows:

Change	Reason for Change

We reduced the restricted stock unit (“RSU”) awards granted by 9% by valuing these awards at a premium price. For example, Mr. Vadapalli’s target RSU award was $625,050 and the fair market value of our shares on the date of grant was $2.28. If we used the actual fair market value, we would have granted Mr. Vadapalli 274,146 shares. However, we used a premium $2.50 per share price in determining the number of shares underlying the RSU award, which resulted in granting Mr. Vadapalli 250,020 shares.

•     Reduces stockholder dilution.

•     Requires an increase in stock price to earn the target long-term incentive award value.

•     Reduces the target compensation awarded to our CEO and other NEOs relative to 2016.

Provided for vesting at the end of the full multi-year performance period for Performance Share Unit (“PSU”) awards that would extend the performance period from the current one-year periods.	• Extends the performance period to provide a longer-term incentive and better align long-term incentive payout with long-term value creation. • Adds additional retention incentive.
Replaced Adjusted Operating Cash Flow with Adjusted Free Cash Flow Per Share as a metric for 50% of long-term PSU awards.

•     We believe that cash flow growth is a significant determinant of long-term stockholder value creation. The updated metric additionally incentivizes management to make capital allocation decisions that maximize long-term stockholder value.

Included relative Total Stockholder Return as a metric for 50% of long-term PSU awards and set the target above median performance for the Russell 2000 Index constituents.

•     Aligns management compensation more closely with stockholder returns.

•     Recognizes the perceived low share price by requiring the Company to perform above median relative to the Russell 2000 Index constituents for NEOs to vest at target.

Increased the minimum threshold for payout of annual cash incentives from 75% of the Adjusted EBITDA target to 90%.	• Increases the threshold to receive payment of annual cash awards.
Discontinued the use of Net Promoter Score as an incentive compensation measure for our long-term incentive program.

•     Although we compete on customer service as a differentiator, we made this change in direct response to stockholder feedback and will consider, in the future, other ways to incentivize employee behavior based on customer service outcomes.

Modified the individual NEO performance metric in our annual cash incentive plan to be multiplicative rather than an additive factor to the company financial performance.

•     This requires company financial performance to be preeminent to an individual’s performance and restricts payout for individual performance if the company does not achieve its annual financial goals.

Additionally, as our stockholders will note, our CEO’s compensation for 2017 is significantly lower than 2016 levels. This reduction reflects both a) the subsequent influence of the significant deleveraging accomplished by the sale of wireless operations in early 2015 and b) the inconsistent year-to-year affects upon reported compensation in the Summary Compensation Table related to the changing from cash to equity awards. As we expected, 2017 compensation levels reflect compensation more directly tied to the operational performance of the company.

We appreciate your ongoing engagement, feedback and support. Please contact us through Alaska Communications Investor Relations, Attention: Compensation Committee, 600 Telephone Ave. MS 65, Anchorage, AK 99507 or by email – investors@acsalaska.com.

Brian A. Ross	Margaret L. Brown	David W. Karp
(Committee Chair)	(Committee Member)	(Committee Member)

The focus of this Compensation Discussion and Analysis, or CD&A, is on our compensation philosophies and programs for our Named Executive Officers, or NEOs, and the positions they held in 2017.

For 2017, the following executive officers are NEOs:

NAME	TITLE
Anand Vadapalli	President and Chief Executive Officer
Laurie M. Butcher	Senior Vice President, Finance
William H. Bishop	Senior Vice President, Business Market
Randy M. Ritter	Senior Vice President, Shared Services
Leonard A. Steinberg	Senior Vice President, Legal, Regulatory & Government Affairs and Corporate Secretary

This CD&A is organized into five sections:

•	Executive Summary
•	Stockholder Input on Executive Compensation
•	Executive Compensation Program Philosophy and Objectives
•	2017 Executive Compensation Program Elements
•	Compensation Governance

Executive Summary

Over the past three years, we have evolved from a wireline and wireless telecommunications provider to a fiber based broadband and managed IT services provider focused primarily on business and wholesale customers in and out of the state of Alaska. We also provide telecommunications services to businesses and consumers throughout the state.

We design our executive incentive compensation plans to align with both our strategic goals and with our stockholders. We believe that success in executing on our strategic and operating goals will lay the foundation for us to deliver consistent, long-term value to our stockholders. In this context, the annual incentive plan for 2017 included two financial metrics, Total Revenue and Adjusted EBITDA. These metrics focus our NEOs on delivering current period profitability while concurrently growing our top-line revenue for continued, future profitability growth. Our long-term incentive program has historically provided for awards that vest in three subsequent years. The awards we granted in 2015 and 2016 each included tranches that partially vested based on 2017 performance. Each of these long-term incentive awards included two metrics, Adjusted Operating Cash Flow and Net Promoter Score. The cash flow metric reflects our fundamental belief that cash flow drives stockholder value and also provides internally generated funds for investment as we transition to a fiber broadband and managed IT provider and to enhance stockholder value. Although for 2017 we have eliminated Net Promoter Score as a metric in the long-term plan in response to stockholder feedback, it was included in the 2015 and 2016 plan design to focus our NEOs on our customer experiences because we believe that a positive experience by our customers will differentiate us from competitors in our market.

The long-term incentive plan established in 2017 includes PSUs based 50/50 on measures of relative Total Stockholder Return and Adjusted Free Cash Flow per Share. As noted in our introductory message, we have included Total Stockholder Return to more closely align executive compensation with actual stockholder returns and thus to our stockholders. We also believe that including Adjusted Free Cash Flow per Share as a metric improves the linkage to stockholder value creation by encouraging cash flow generation through efficient allocation of capital. Awards under this plan will vest, if earned, in 2020 based on performance over the entire period.

The following charts show how we performed on the metrics we used for incentive compensation for 2017 performance. For purposes of comparison, the charts show how we performed with respect to each of these metrics in 2015 and 2016 as well.

2017 Incentive Compensation

There were no annual cash incentive awards paid to NEOs based on 2017 performance. Although achievement was just above the minimum payout level for each of these performance measures, which would have resulted in a Company performance factor of just over 60%, the projected payout under that result would have resulted in pushing Adjusted EBITDA below the threshold for an annual incentive compensation payout. Based on December 31, 2017 results, a small amount would have been available for some reduced payouts, however the

Compensation Committee exercised its negative discretion to eliminate any annual incentive compensation payouts based on 2017 performance. This decision to eliminate annual incentive compensation was triggered by the announcement by the Universal Service Administrative Company to further reduce funding levels for services we provide to rural healthcare providers.

Total Revenue and Adjusted EBITDA performance under our annual incentive plan are reflected in the chart below. While our broadband revenue performance has seen continued growth, Total Revenue performance was impacted primarily by lower funding levels for the rural health care program and declines in revenue related to voice services, equipment sales and regulatory revenue. Adjusted EBITDA was also impacted by higher network support costs and a charge of $2.6 million associated with the rural health care program.

Category	Weight	Performance Measures	Target ($M)	Achievement ($M)
Annual Incentive	50%	Adjusted EBITDA	$63.000	$56.712
	50%	Total Revenue	$241.000	$226.905

The long-term incentive awards granted in 2015 partially vested. Only 1/3 of those awards for 2017 performance based on NPS exceeded the goal at the maximum payment level. Our performance related to AOCF did not meet the minimum level for vesting of PSUs tied to this performance measure. In addition to the previously noted items that affected Adjusted EBITDA performance, AOCF performance was impacted by an increase in cash interest expense triggered by our refinancing in 2017.

The long-term incentive awards granted in 2016 also partially vested with respect to 1/3 of those awards based on NPS performance. The goal for AOCF was the same for this grant and the 2015 grant, and our underperformance is explained above. The Compensation Committee increased the NPS goal under the 2016 grant relative to the 2015 grant, increasing the rigor, and our performance was below target.

Category	Weight	Performance Measures	Target ($M)	Achievement ($M)
Long-Term Incentive 2015 Grants	67%	AOCF	$54.900	$42.208
	33%	NPS	15	20

Long-Term Incentive 2016 Grants	67%	AOCF	$54.900	$42.208
	33%	NPS	22	20

For more information about our business, please see the sections “Business” and “Management’s Discussion and Analysis of Financial Condition and Results of Operations” in our Annual Report on Form 10-K for the year ended December 31, 2017.

2017 Plan Highlights

Consistent with the Company’s compensation philosophy, described in more detail beginning on page 32, the Compensation Committee made the following compensation decisions in 2017:

•	Base salaries. Base salary levels for 2017 remained consistent with prior years for our NEOs other than Mr. Ritter, who received a 6% increase based on his leadership in creating improved governance process over our capital budget and savings in costs and Mr. Bishop who received a 10% increase because of the strong sales results and reflecting his increased responsibility and demonstrated leadership of the strategically important business and wholesale market segment.
•	Annual Incentive Awards. While target levels remained unchanged, we increased the minimum threshold for payout from 75% to 90% of the Adjusted EBITDA goal.

•	Long-Term Performance Incentive Awards. The Compensation Committee established performance metrics based on cash flow and relative Total Stockholder Return (“TSR”) for long-term performance stock unit awards reflecting strategic goals for the Company and further aligning incentive compensation with the return to our stockholders. These awards will vest if earned in 2020 based on performance over the entire period.
•	Long-Term Retention Incentive Awards. The Compensation Committee determined the number of restricted stock unit awards to grant to each NEO using a share price above market to reduce dilution, preserve shares in the Incentive Award Plan, and further link executives’ incentive compensation with increased stockholder returns.

Key 2018 Executive Compensation Plan Changes

In 2018, the Compensation Committee reduced base salaries for executives as part of broader efforts to reduce cost structures and improve profitability. The CEO’s base salary was reduced by 8% and the other named executive officers’ base salaries were reduced by 7%. The Compensation Committee intends to use Adjusted EBITDA per share, Total Revenue per share, and Adjusted Free Cash Flow per share as measures for 2018 annual incentive compensation for NEOs.

The Compensation Committee intends to grant equity awards as a portion of long-term incentive compensation, which may also include cash awards, subject to stockholder approval of Proposal 3, authorizing the issuance of an additional 3,000,000 shares. If approved, the Compensation Committee intends to grant equity awards, as a portion of long-term incentive compensation, to the Company’s NEOs under the 2011 Plan in 2018 and 2019 as follows:

•	First, the Compensation Committee notes that using the shares previously authorized, as a one-time retention tool to follow recent salary reductions, the Compensation Committee granted, in the first quarter of 2018, 500 restricted share units (“RSUs”) to each employee below the Vice President level, which totaled 289,500 shares. Excluding that one-time grant, the Compensation Committee intends to grant no more than 500,000 of any combination of RSUs and performance share units (PSUs) (in aggregate across all employees) on an annual basis that do not require a price threshold to vest.

•	Second, our NEOs are to be granted PSUs typically equivalent to a dollar value based on a percentage of their base salary. In determining the number of PSUs to grant, the Compensation Committee intends to value such PSUs at grant based upon the higher of the Company’s trailing 12-month Volume Weighted Average Price (“VWAP”) or the then current market price, or for 2019 PSU grants, a certain percentage above the price used to establish the number of PSUs granted in 2018. These PSUs will vest in three tranches over no more than three years with vesting of successive tranches of such PSUs triggered by increasingly higher stock prices.

Compensation Governance Practices

Among other items described in the CD&A, we believe the following key features help ensure our compensation practices are consistent with good governance standards.

What We Do	What We Don’t Do

•  Multiple Performance Metrics for Both Short-Term and Long-Term Incentives

•  Stock Ownership Requirements for all NEOs

•  Independent Compensation Consultant

•  Compensation Risk Review

•  Limited Perquisites

•  Incentive Compensation “Clawback” Reimbursement

•  Guaranteed or Non-Performance-Based Bonuses or Salary Increases

•  Single Trigger Change in Control Benefits

•  Special Executive Retirement or Benefit Packages

•  Hedging or Pledging of Company Stock

•  Tax Gross-ups

Stockholder Input on Executive Compensation

Our Company’s 2017 “Say-on-Pay” Vote

At our 2017 Annual Meeting, we conducted our annual non-binding advisory “Say-on-Pay” vote. A majority of our stockholders, or 66.1% of votes cast (excluding broker non-votes and abstentions), supported our proposal to approve our 2016 executive compensation program.

Consistent with the stockholders’ advisory vote at the 2017 Annual Meeting, the Board determined that advisory votes on the Company’s executive compensation would continue to be held annually.

Stockholder Engagement

Although a primary focus for this past year has been related to feedback on compensation plan design and addressing our Say-on-Pay vote results, we engage in dialogue with stockholders because we believe that fostering long-term relationships with stockholders is an important objective. Our engagement team is comprised of senior leaders and three independent members of the Board, Edward (Ned) J. Hayes, Jr., Board Chair Brian A. Ross, Compensation Committee Chair, and David W. Karp, Nominating and Corporate Governance Committee Chair, as well as our President and Chief Executive Officer, Anand Vadapalli. As discussed above on page 26 of this CD&A, “Message from the Compensation Committee,” our engagement team participated in extensive discussion with our stockholders following the 2017 Annual Meeting to discuss the Company’s business strategy, governance and compensation practices, and enacted changes to our 2017 compensation program to address stockholder concerns expressed in these discussions.

In addition to individual stockholder engagement, quarterly, we participate in industry conferences and conduct conference calls both telephonically and online to discuss financial results with stockholders. In 2017, we met with investors around the country, inside and outside Alaska, in Arizona, Illinois, Missouri, Virginia and New York. Our website at www.alsk.com provides contact information so stockholders can call, write or email us with questions.

In the first quarter of 2018, we engaged in 20 meetings with ten different stockholders either in person or by telephone. We will continue to seek opportunities for discussions with our stockholders on executive compensation and other matters of importance to the Company and our stockholders. We will also continue to participate in investor conferences, and will remain open for stockholders who wish to reach out to us.

Executive Compensation Program Philosophy and Objectives

The qualities, abilities, and commitment of our NEOs are significant contributing factors to the proper leadership of our Company and the driving force for the success of the Company’s strategic plan. The Compensation Committee believes that our compensation program is balanced and reasonable, and helps us achieve the objectives we have identified in the table below.

Objective	Features of Compensation Program Aligned to Objective
Attract and Retain Top Caliber Executives	Base salaries, benefits packages, and award opportunities are designed to position us to compete effectively for executive talent and recognize the unique characteristics and challenges of our location in Alaska.
Pay for Performance	Our program emphasizes at-risk incentive award opportunities, both annual and long-term, tied to financial and market objectives.
Stockholder Alignment	We align the long-term financial interests of our NEOs and stockholders through performance share units and restricted stock units with multi-year vesting periods. Pursuant to stock ownership guidelines, NEOs own significant amounts of our stock throughout the term of their employment.

Compensation Committee Oversight of the Executive Compensation Program

The Compensation Committee is responsible for overseeing the development and administration of our compensation and benefits policies and programs. The Compensation Committee devotes substantial time and attention throughout the year to executive compensation matters to ensure that our program aligns with our fundamental objectives. The Compensation Committee works with the Board as a whole to support the strategic plan they have established for the Company through the executive compensation program structure and goals.

The Compensation Committee is made up of three independent directors who are responsible for the review and approval of all aspects of our executive compensation program. The Compensation Committee’s responsibilities include oversight and review of the base salary, annual and long-term incentives, and benefit programs for the Company’s executive officers, including:

•	Determination, review and approval of the Company’s incentive compensation plan goals and objectives;
•	Evaluation of individual performance results in light of the goals and objectives;
•	Evaluation of the competitiveness of individual total compensation packages; and
•	Approval of changes to and the payment of total compensation packages.

The Compensation Committee considers the recommendation of the CEO in determining the compensation, individual performance goals and objectives for the executive officers who report directly to him. The CEO provides his assessment of each NEO’s responsibilities, performance and the performance of each NEO’s area of oversight. The Compensation Committee has the ultimate authority to approve or modify management’s recommended compensation packages. The Compensation Committee recommends the compensation package for our President and CEO for approval by all independent members of our Board.

Role of the Compensation Consultant. The Compensation Committee has the sole authority to select, retain and terminate compensation consultants as well as the sole authority to direct any compensation consultant’s work and approve fees. The Compensation Consultant advises the Compensation Committee in connection with its review of executive and director compensation matters, including the level of total compensation packages provided to executive officers. Korn Ferry Hay Group (Korn Ferry) has been the Compensation Committee’s independent executive compensation consulting firm since 2016. The compensation consultant attended meetings of the Compensation Committee, as requested, and communicated with the Compensation Committee Chair between meetings; however, the Compensation Committee makes all decisions regarding the compensation of our executives.

In connection with its engagement of Korn Ferry, the Compensation Committee considered various factors related to the independence of Korn Ferry as required by SEC regulations and Nasdaq rules. After reviewing these factors, the Compensation Committee determined that its engagement of Korn Ferry did not present any conflicts of interest that prevented Korn Ferry from providing compensation advice to the Compensation Committee.

Korn Ferry provides various executive compensation services to the Compensation Committee including advising the Compensation Committee on the principal aspects of our executive compensation program design and evolving trends as well as providing market information and analysis regarding the competitiveness of our program design and our award values in relationship to the Company’s performance. Total fees paid to Korn Ferry in 2017 in connection with its services for the Compensation Committee were $76,000; Korn Ferry did not receive any other compensation from the Company in 2017.

In benchmarking compensation paid to our NEOs and directors, the Compensation Committee worked with Korn Ferry in 2016 to develop two separate peer groups to determine the best market approaches to compensation. The primary peer group reviewed by Korn Ferry focused on companies within our industry -- including managed IT companies to reflect our focus on expanding in this business segment -- that fell within a specific range of the Company’s revenues and market capitalization while creating a balanced peer group in terms of profitability (Operating Income, Net Income, EBITDA, EBITDA Margin), cash flow, balance sheet assets (Total Assets, Total Debt) and market performance (3-Year TSR). The primary peer group was used to benchmark the amount of compensation paid to our NEOs and non-employee directors and the mix of pay for our NEOs for purposes of reviewing 2017 compensation decisions. The primary peer group included the following companies:

LICT Corp.	Otelco, Inc.
Hawaiian Telcom, Inc.	General Communication, Inc.
Broadview Networks, Inc.	Internap Corp.
Lumos Networks Corp.	Limelight Networks, Inc.
GTT, LLC	NCI, Inc.
Intelliquent, Inc.	Ooma, Inc.
ShoreTel, Inc.	Fusion Telecommunications International, Inc.

There has been significant consolidation in our industry and this impacted the peer group that the Compensation Committee approved in 2016. As a result of these changes, the Compensation Committee intends to revise this peer group in 2018. The following primary peers have been acquired or are expected to be acquired:

•	Broadview Networks – Acquired by Windstream Holdings – July 2017
•	General Communication – Expected to be acquired by Liberty Ventures – Q1 2018
•	Hawaiian Telcom – Expected to be acquired by Cincinnati Bell – Q3 2018
•	Intelliquent – Acquired by private equity firm, GTCR – February 2017
•	Lumos Networks – Acquired by EQT Infrastructure – November 2017
•	NCI – Acquired by private equity firm, HIG – August 2017
•	ShoreTel – Acquired by Mitel – September 2017

In evaluating market incentive plan designs, the Compensation Committee worked with Korn Ferry to identify companies that have similar business models to the Company and/or that have similar capital allocation strategies to the Company. This secondary peer group includes telecommunications companies that do not emphasize wireless communications, but instead focus on and/or are expanding their managed IT/cloud offerings (primarily business to business) and do not pay dividends. The Compensation Committee did not use this secondary peer group to benchmark compensation levels, but rather reviewed the incentive plan structures. The Compensation Committee’s goal was to obtain data on short-term incentive and long-term incentive compensation practices to provide a data point as the Compensation Committee evaluated incentive plan design.

This secondary peer group was approved by the Compensation Committee in 2016 and included the following companies:

Windstream Holdings, Inc.	LICT Corp.
Frontier Communications Corp.	Zayo Group Holdings, Inc.
Cincinnati Bell Inc.	Broadview Networks, Inc.
General Communication Inc.	Lumos Networks Corp.
FairPoint Communications, Inc.	Datalink
Consolidated Communications Holdings, Inc.	EarthLink Holdings Corp.
Hawaiian Telcom, Inc.

As with the primary peer group, the secondary peer group was impacted by consolidations subsequent to the Compensation Committee approving the peer group in 2016 and the Compensation Committee will be reconsidering its composition as well in 2018. The following secondary peers have been acquired in addition to those noted above:

•	Datalink - Acquired by Insight Enterprises - January 2017
•	EarthLink Holdings - Acquired by Windstream Holdings - February 2017
•	FairPoint Communications - Acquired by Consolidated Communications - July 2017

2017 Executive Compensation Program Elements

The Compensation Committee chose a mix of cash and equity compensation for executive officers based on long-term value drivers of Company performance over one-year and multi-year periods, and also based on individual performance. Our executive compensation program is designed to reinforce the link between the interests of our executive officers and our stockholders. The table below provides a summary for each element of compensation for the 2017 program.

Elements		Compensation Mix		Key Characteristics	Overview
		CEO	Other NEOs (Average)
FIXED	Base Salary	21%	40%	Fixed compensation delivered in cash; Reviewed annually, and adjusted if and when appropriate.

Base salaries are generally set based on the following factors:

•   Nature and responsibility of position

•   Qualifications, experience and expertise

•   Competitiveness of the market

•   Potential to drive Company success

•   Individual performance and evaluation of
peer group compensation

•   Internal parity with peers in similar reporting structure and scope of responsibility

VARIABLE	Annual Cash Incentive (Performance Based)	21%	24%	Annual performance-based opportunity delivered in cash. Based on Company performance and individual performance.

•   The target level of annual cash incentives for our NEOs was 60% of base salary except for our CEO, whose target is set at 100% of base salary.

•   Metrics:

➢ Adjusted EBITDA

➢ Total Revenue

•   Minimum threshold for any payout - 90% of Adjusted EBITDA goal.

	Performance Stock Units (Performance Based)	29%	18%	Multi-year performance-based opportunity delivered in shares. Based on Company performance measured by financial and market goals.

These long-term incentive awards are tied to Company performance through two measures.

•   Adjusted Free Cash Flow per Share

•   Relative TSR

•   Cliff vesting if earned at the end of the performance period, 12/31/2019

Company must achieve threshold cumulative Adjusted EBITDA target for PSU awards to vest

	Restricted Stock Units (Time Based)	29%	18%	Multi-year time-based opportunity delivered in shares.

These long-term awards granted in 2017 vest ratably over three years beginning in 2018 generally, if the NEO remains continuously employed with the Company. The conversion price set by the Compensation Committee was above the then-current trading price.

Annual Salary and Incentive Compensation

Base Salaries

Base salaries are set to compensate our NEOs fairly for the responsibility of the positions they hold. The following table shows base salary levels for each NEO for 2017 and 2016. As discussed elsewhere in this CD&A, for 2018, NEO base salaries were reduced as part of broader efforts to reduce cost structures and improve profitability.

	Base Salary
	(Annualized Rate)
Named Executive Officer	2017	2016	% Change
Anand Vadapalli	$450,000	$450,000	0%
Laurie M. Butcher	$240,000	$240,000	0%
William H. Bishop (1)	$265,000	$240,000	10%
Randy M. Ritter (2)	$265,000	$250,000	6%
Leonard A. Steinberg	$288,000	$288,000	0%

(1)	Mr. Bishop received an increase in his base salary in 2017 because of the overall growth in business sales and reflecting his leadership of the strategically important business and wholesale market segment.

(2)	Mr. Ritter received an increase in his base salary in 2017 based on his leadership in creating an improved governance process over our capital budget and the realization of cost saving.

Annual Cash Incentive Awards

The target level of annual cash incentives, as a percentage of base salary, for our NEOs has remained the same for several years and did not change in 2017. The annual cash incentive awards were based on Adjusted EBITDA and Total Revenue. The Compensation Committee believes the Adjusted EBITDA goal is an indicator of the Company’s overall success because it measures the effects of management’s actions at the current level of capital investments, capital structure, and intangible assets, which management cannot easily change in the short-term. The Total Revenue goal was selected because of its importance in generating future Adjusted EBITDA, and because it supports our belief in the market opportunity for business broadband as a key component of revenue. For information on how these metrics are calculated, see “Non-GAAP Financial Measures and Performance Metrics” on page 79.

Payout for annual cash incentive compensation under the program depends on reaching a minimum threshold of not less than 90% of the 2017 Adjusted EBITDA goal and may not exceed 150% of the annual target amounts.

For all NEOs, the annual incentive award calculation is as follows:

The following table includes the annual cash incentive metrics, and goals for the company performance portion of the awards ($ in millions):

Performance Metrics/Weight	Min - 50% Payout 90% of Goal	100 % Payout 100% of goal	Max - 150% Payout 10% of goal	Actual 2017 Performance	Achievement Percentage
Adjusted EBITDA 50%	$56.700	$63.000	$69.300	$56.712	50.1%
Total Revenue 50%	$216.900	$241.000	$265.100	$226.905	70.76%

Performance Determination. The Company’s actual results for 2017 compared to the preset goals resulted in a Company achievement factor of 60.43%. The projected payout under that result would have resulted in pushing Adjusted EBITDA below the threshold for an annual incentive compensation payout. Based on December 31, 2017 results, a small amount would have been available for some reduced payouts, however the Compensation Committee exercised its negative discretion to eliminate any annual incentive compensation payouts based on 2017 performance. This decision to eliminate annual incentive compensation was triggered by the announcement by the Universal Service Administrative Company to further reduce funding levels for services we provide to rural healthcare providers.

Long-Term Incentive Compensation

The Compensation Committee finalized the long-term incentive compensation plan in the second half of 2017. Our long-term incentive compensation awards for 2017 were split between PSUs (52%) and RSUs (48%) as the result of lowering the target level of RSU awards relative to 2016 by using a premium $2.50 per share price to calculate the number of shares underlying the RSU award and not $2.28 per share, the actual fair market value of our shares on the date of grant, while maintaining the same target level of PSU awards relative to 2016.

	2017 Long-Term Incentive Plan
	Target Awards in Units
Named Executive Officer	PSU (1)	RSU
Anand Vadapalli	274,146	250,021
Laurie M. Butcher	42,105	38,400
William H. Bishop	46,491	42,400
Randy M. Ritter	48,816	44,520
Leonard A. Steinberg	63,158	57,600

(1)	Units shown include awards approved by the Compensation Committee, but not granted in accordance with FASB ASC 718, and therefore excluded from the Summary Compensation Table, Grants of Plan Based Awards, and Outstanding Equity Awards tables. The number of units included here that are not included in the tables are as follows: Anand Vadapalli – 137,073, Laurie Butcher – 21,053, William Bishop – 23,246, Randy Ritter – 24,408, and Leonard Steinberg – 31,579.

Performance Stock Units Granted in 2017

Long-term incentive awards granted in the form of PSUs in 2017 will vest, if earned, following the full performance period, July 1, 2017 to December 31, 2019, based on Company performance based on Adjusted Free Cash Flow per Share (50%) and relative TSR (50%). The Compensation Committee believes that having a multi-year performance period increases executive focus on our long-term business objectives and better aligns the interests of our executives with those of our stockholders. To better ensure that incentive plan awards are paid consistent with company operating performance, no level of long-term PSUs will vest unless a threshold level of $120,960,000 of cumulative Adjusted EBITDA is achieved for the period July 1, 2017 to December 31, 2019.

The Adjusted Free Cash Flow per Share measure is calculated as Adjusted Free Cash Flow divided by the weighted average shares outstanding on a fully diluted basis. For the initial period, July 1, 2017 to December 31,

2017, the Compensation Committee established a prorated goal for Adjusted Free Cash Flow per Share of $0.18. 2018 and 2019 performance goals will be set in the respective year, and goals and results will be averaged over the three periods (July 1, 2017 to December 31, 2017 prorated, and full years in 2018 and 2019) to determine achievement and vesting through the end of 2019. These PSU awards are not shown in the Summary Compensation Table, Grants of Plan Based Awards table, and the Outstanding Equity Awards table for 2017 because under FASB ASC 718, these awards will not be considered granted until final goals are established in 2019. The entire value of these PSU awards will appear in proxy tables for 2019 when final goals will be established by the Compensation Committee.

Relative TSR is measured against the Russell 2000 Index as constituted at the beginning of the performance period. We selected relative TSR as a metric for long-term executive compensation to directly address stockholder concerns about the alignment of pay and performance as measured by our stock price. To align management’s compensation with the Company’s stockholders and incentivize increasing stock price the Compensation Committee established a challenging target goal for the TSR metric, requiring the Company to achieve 60th percentile relative to the companies in the Russell 2000 Index to receive a target award.

For more information on these metrics, see “Non-GAAP Financial Measures and Performance Metrics” on page 79.

The following table shows the performance goals selected for long-term incentive compensation for the performance period, July 1, 2017 to December 31, 2019:

Performance Measure	Weight	Min - 50% Vesting	Target 100 % Vesting	Max - 150% Vesting
Relative TSR	50%	40%	60%	80%
Adj. Free Cash Flow/Share	50%	90% of Target	TBD[1]	110% of Target

1  The Adjusted Free Cash Flow per Share target for the second half of 2017 has been prorated and is set at $0.18. For the annual periods of 2018 and 2019 the targets will be set in those years. Targets and results will be averaged over the three periods to determine achievement and vesting in 2020.

As shown in the preceding table, there is an incrementally lower vesting for achievement below goal and vesting is linear up to a maximum of 150% vesting for overachievement.

In establishing the PSU goals in 2017, the Compensation Committee delayed final approval of the grants until September 2017 pending input from our stockholders following our 2017 Annual Meeting and this resulted in a delay in our annual grants beyond the date that our Compensation Committee traditionally approves those grants. The Compensation Committee determined it was important to consider stockholder input as well as allowing time for our new director to provide input before approving PSU awards given the results of the Company’s Say-On-Pay votes in its 2016 and 2017 annual meetings.

Restricted Stock Units Granted in 2017

To provide a balance between long-term performance incentives and retention incentives, our NEOs were granted time-vested RSUs. However, the Compensation Committee added a premium to the stock price on the date of grant to arrive at a $2.50 per share price to calculate the number of shares awarded for the RSUs granted. This action by the Compensation Committee resulted in a reduction in the number of RSUs granted to NEOs in 2017 even though most salaries and the percentage of salary granted as RSUs remained the same as in 2016. See page 27 for an example. We used this same approach in granting RSUs to all eligible participants. The Compensation Committee also delayed final approval of RSU grants pending input from our stockholders following our 2017 Annual Meeting.

While RSUs are generally not considered specifically performance-based, the value of all RSU awards vary depending on our stock price performance as driven by the performance of our business and executive team. The RSUs vest annually in equal installments over the three years beginning in 2018, generally as long as the NEO remains continuously employed with the Company.

Long-Term Incentive Awards under Prior Year Grants

The Compensation Committee granted long-term PSU awards in 2016 and 2015 based on two performance measures – two-thirds of the awards based on Adjusted Operating Cash Flow (AOCF)1 and one-third on customer satisfaction measured through Net Promoter Score® (NPS).2 We believe that higher levels of customer satisfaction enhance our stockholder value and align with our strategic goals to increase our top-line revenue and free cash flow, however, in response to shareholder concerns around the lack of industry benchmarks, we did not use this measure in the long-term incentive plan for 2017.

The 2016 awards provide for vesting, if earned, in three equal annual installments, with the vesting of each installment subject to the Company’s attainment of the Adjusted Operating Cash Flow and NPS goals set by the Compensation Committee. For these awards, achievement is combined to determine vesting. Achievement in excess of 100% of the combined achievement of both goals for each performance period, if earned, will be paid in cash. No vesting or payout occurs for actual achievement levels below the minimum (50%) for each goal. Vesting or payout is measured on a linear scale based on performance between the minimum and the maximum levels.

2016 award goals and actual performance for the 2017 performance year were as follows ($ in millions):

Performance Measure	Weight	50% Vesting Minimum	100% Vesting Target	150% Vesting/Payout Maximum	Actual 2017 Performance
AOCF	67%	$49.410	$54.900	$60.390	$42.208
NPS	33%	19	22	27	20

As shown above, our Adjusted Operating Cash Flow result was below the minimum threshold for vesting and the NPS result was below target. The result was a combined vesting at 22% of target for this award for 2017 performance.

For the 2015 awards, achievement is determined individually for each performance measure. Achievement in excess of 100% of either goal for each performance period, if earned, will be paid in cash. No vesting or payout occurs for actual achievement levels below the minimum (50%) for each goal. Vesting or payout is measured on a linear scale based on performance between the minimum and the maximum levels.

2015 award goals and actual performance for the 2017 performance year were as follows ($ in millions):

Performance Measure	Weight	50% Vesting Minimum	100% Vesting Target	150% Vesting/Payout Maximum	Actual 2017 Performance
AOCF	67%	$49.410	$54.900	$60.390	$42.208
NPS	33%	13	15	17	20

1  Adjusted Operating Cash Flow for purposes of incentive compensation, is calculated as annual Adjusted EBITDA less cash interest expense. For more information on this metric, see “Non-GAAP Financial Measures and Performance Metrics” on page 79.

2 NPS is determined through customer satisfaction surveys, conducted and reported by a third-party vendor, that ask business customers, on a scale from zero to ten, how likely they are to recommend Alaska Communications to a friend or colleague.

As shown above, our Adjusted Operating Cash Flow result was below the minimum threshold and resulted in no vesting for that component of the award, while our NPS result was above the maximum goal resulting in vesting and payout at the maximum level for the NPS component of the award (vesting of 100% of target for this component in shares and an additional 50% cash award payout).

Other NEO Benefits, Perquisites and Severance

Our NEOs participate in the broad-based benefit and welfare plans that are generally available to the Company’s employees. There are no special or supplemental retirement benefits provided to our NEOs under our executive compensation program.

Severance and other benefits are explained in detail beginning on page 50.

Compensation Governance

What We Do:

Multiple Performance Metrics for Both Short-term and Long-term Incentives. We mitigate compensation-related risk in a number of ways, including by using multiple performance measures across the short and long-term incentive plans.

Minimum Stock Ownership Requirements for all NEOs. We have adopted minimum stock ownership requirements for our NEOs because we believe that management will more effectively pursue the long-term interests of our stockholders if they are stockholders themselves. The Compensation Committee reviews our stock ownership requirements and makes changes, as needed, to bring our policy in line with evolving market practice. Our policy requires each NEO other than the CEO to accumulate and hold shares of our common stock having a value of at least one-and-a-half times the NEO’s annual base salary. The CEO is expected to hold shares of common stock equal to at least three times his base salary. Each of our NEOs has five years from his or her appointment to the position to achieve the prescribed ownership levels. All our NEOs either are in full compliance with this requirement or have more time under the policy to reach the requirement.

Independent Compensation Consultant. The Compensation Committee has retained Korn Ferry to advise on our executive compensation programs. Aside from the services to the Compensation Committee, Korn Ferry performs no other services for us.

Compensation Risk Review. The Compensation Committee, with support and advice from its independent consultant, reviews the risk and reward structure of executive compensation plans, policies and practices to confirm that there are no compensation-related risks that are reasonably likely to have a material adverse effect on the business.

Limited Perquisites. We provide the following perquisites to NEOs: automobile allowance, travel and housing costs to NEOs who live outside of Alaska, and moving expenses. We do not provide any tax gross-ups with respect to perquisites.

Deductibility of Executive Compensation

The Compensation Committee considers the tax and accounting treatment associated with cash and equity awards it makes, although these considerations are not the overriding factor the Compensation Committee uses in making its decisions. Section 162(m) of the Internal Revenue Code places a limit of $1 million on the compensation that the Company may deduct in any one year with respect to each of its most highly compensated executive officers, unless certain conditions are met. There is an exception to the $1 million limitation for performance-based compensation meeting certain requirements and the Compensation Committee intended for certain awards granted in 2017 to meet this exception. With the exception of certain grandfathered awards made pursuant to written binding contracts in effect on November 2, 2017, comprehensive tax reform eliminated the performance-based compensation exception effective January 1, 2018.

Incentive Compensation “Clawback” Reimbursement

Our incentive award plan and award agreements provide that awards under the plan are subject to applicable clawback laws, rules or regulations. Additionally, our Officer Severance Policy includes a clawback provision. This provides that any compensation paid that is subject to recovery under any law, government regulation or stock exchange listing requirement will be subject to repayment to the Company.

What We Don’t Do:

Guaranteed or Non-Performance-Based Bonuses or Salary Increases. None of our NEOs has an employment arrangement or other contractual right, other than the long-term incentive awards as described above, guaranteeing any cash incentive or other annual or multi-year bonus payments or any salary increases. All cash incentive awards are earned based solely on the Company’s performance and individual NEO’s performance successes. Base salary increases are at the discretion of the Compensation Committee.

Single Trigger Change in Control Benefits. Change in control severance provisions apply to Mr. Vadapalli through the terms of his individual employment agreement, and to our other NEOs through the Company’s Officer Severance Policy that is expressly applicable to our NEOs. The primary purpose of these change in control protections is to align executive and stockholder interests by enabling our NEOs to assess possible corporate transactions without regard to the effect such transactions could have on their employment with the Company. In seeking to adhere to best compensation practices, the change in control provisions currently applicable to all our NEOs avoid excessive payments or “single triggers” for receipt of severance benefits in the event of a change in control. Double triggers are required for receipt of any change in control benefits. There are no excise tax gross-ups included in severance arrangements. The Compensation Committee set the amount of change in control benefits provided for our executives at amounts that the Compensation Committee believes are reasonable in the event of the occurrence of the circumstances specified. The specific change in control severance provisions applicable to each NEO are discussed in more detail following the executive compensation tables under the heading: “Employment Arrangements and Potential Payments upon Termination or Change in Control.”

Special Executive Retirement or Benefit Packages. Our NEOs participate in the broad-based retirement and benefit programs that are generally available to the Company’s employees. There are no special or supplemental retirement benefits provided to our NEOs under our executive compensation program.

Hedging or Pledging of Company Stock. We have a policy prohibiting all employees, including the NEOs and members of our Board, from engaging in any hedging transactions with respect to our equity securities held by them or pledging Company securities as collateral.

Tax Gross-ups. We do not provide tax gross-ups to any of our NEOs and the Compensation Committee does not plan to include tax gross-ups in any future employment arrangements.

COMPENSATION AND PERSONNEL COMMITTEE REPORT

The Compensation Committee has overall responsibility for decisions relating to all compensation plans, policies, and benefit programs as they affect the CEO and other NEOs. The Compensation Committee has reviewed and discussed the information appearing above under the heading “Compensation Discussion and Analysis” with management and, based on that review and discussion, has recommended to the Board that the “Compensation Discussion and Analysis” section be included in this Proxy Statement.

Submitted by,

Brian A. Ross, Chair

Margaret L. Brown

David W. Karp

COMPENSATION AND PERSONNEL COMMITTEE INTERLOCKS AND INSIDER PARTICIPATION

None of the members of our Compensation Committee are or have been an officer or employee of the Company or have had any relationship with us requiring disclosure pursuant to Item 404 of Regulation S-K. No member of the Compensation Committee is an executive officer of another entity for which any of our executives serve as a compensation committee member. In addition, none of our executive officers served as a director for a company that employs, as an executive officer, any of our directors.

ANALYSIS OF RISK IN COMPENSATION PRACTICES

Consistent with the SEC’s disclosure requirements, the Company has assessed our compensation programs for all employees. We have concluded that our compensation policies and practices do not create risks that are reasonably likely to have a material adverse effect on the Company. The Compensation Committee monitors our compensation programs on an annual basis and expects to make modifications as necessary to address any changes in the Company’s business or risk profile.

EXECUTIVE COMPENSATION TABLES

In this section, we provide tabular and narrative information regarding the compensation paid to our NEOs for the years ended December 31, 2017, 2016, and 2015, except 2015 and 2016 information for Mr. Bishop is not provided because he was not an NEO in either of those years.

Summary Compensation Table

Name and Principal Position		Year	Salary ($)	Bonus ($)(1)	Stock Awards ($)(2)	Non-Equity Incentive Plan Compensation ($)(3)	Change in Pension Value ($)(4)	All Other Compensation ($)(5)	Total ($)
Anand Vadapalli		2017	450,002	-	881,204	34,726	7,899	74,947	1,448,778
President and Chief Executive Officer		2016	450,002	-	1,541,052	745,097	7,347	86,983	2,830,481
		2015	467,310	-	972,299	1,562,819	15,721	80,803	3,098,952
Laurie M. Butcher		2017	240,001	-	135,342	3,142	38,510	-	416,995
Senior Vice President, Finance		2016	240,001	14,356	218,068	134,631	35,996	-	643,052
		2015	197,630	32,730	116,667	123,784	32,659	-	503,470
Randy M. Ritter		2017	257,501	-	156,912	5,834	15,335	12,145	447,727
Senior Vice President, Shared Services		2016	250,001	-	258,877	191,804	17,966	10,905	729,553
		2015	259,617	-	163,332	218,773	15,684	27,525	684,931
Leonard A. Steinberg		2017	288,001	-	203,012	8,000	6,356	-	505,369
Senior Vice President, Legal, Regulatory & Government Affairs and Corporate Secretary		2016	288,001	-	355,030	231,477	8,347	-	882,855
		2015	299,078	-	224,000	382,666	9,141	10,281	925,166
William H. Bishop	(6)	2017	251,736	-	149,440	3,851	19,939	-	424,966
Senior Vice President, Business Market

(1)	The amounts for Ms. Butcher in 2016 and 2015 include a fixed retention cash amount payable to her under her former position as a vice president; the final payment under the agreement was made in 2016.

(2)	Amounts reported for 2017 represent the grant date fair value of RSU and PSU awards considered to be granted in 2017, as determined in accordance with FASB ASC 718, excluding the effect of forfeitures. For 2017, the amounts shown include (i) RSU awards that were granted in 2017; (ii) one-half of the PSU awards approved by the Compensation Committee in 2017, representing the portion with respect to which the relative TSR performance goals established in 2017 and expected to vest, if earned, in 2020. For the PSU awards, the amount is based on the probable outcome, which reflects target vesting of the awards. Refer to the Grants of Plan-Based Awards Table that follows. The value of these awards at grant date, assuming the highest level of performance conditions will be achieved is as follows:

Anand Vadapalli	$466,735
Laurie M. Butcher	$71,687
Randy M. Ritter	$83,109
Leonard A Steinberg	$107,528
William H. Bishop	$79,153

Assumptions used in calculating these amounts are included in Note 16 to our audited financial statements included in our Annual Report on Form 10-K for the year ended December 31, 2017, which was filed with the SEC on March 16, 2018.

PSU awards approved by the Compensation Committee in 2017 representing the portion based on Adjusted Free Cash Flow per Share are not included in this table because performance goals were not established in 2017 and therefore in accordance with FASB ASC 718, are not considered to be granted for accounting purposes. Those awards are based on a percentage of base salary for each NEO as follows:

Anand Vadapalli	69.45%
Laurie M. Butcher	20%
Randy M. Ritter	21%
Leonard A Steinberg	25%
William H. Bishop	20%

(3)	Amounts represent the amount earned for 2017 in relation to the cash-based portion of PSU awards granted in 2015, based on 2017 performance goals previously set by the Compensation Committee, based on attainment of better than target level. Amounts reported for each year are based on performance in that year, even if paid subsequent to year end. This column contains the annual cash incentive if applicable, however none was paid for 2017 performance.

(4)	Amounts are based on vested benefits under the Alaska Electrical Pension Plan (“AEPP”), a multi-employer defined benefit plan. The Company does not administer the AEPP, and the amounts provided are estimates based on the calculations of a third-party actuary retained by the Company. See the description of the pension benefits on page 46 for further details.

(5)	Mr. Vadapalli received apartment rental payments of $23,880, travel reimbursement of $16,567 for travel to the company headquarters in Anchorage from his principal residence outside of Alaska, a 401K matching contribution of $24,000, and an automobile allowance of $10,500 in 2017. Mr. Ritter received an automobile allowance of $9,600 and reimbursement for travel to and from his remote worksite of $2,545 in 2017.

(6)	Mr. Bishop did not become an NEO until 2017, therefore, in accordance with SEC rules, his compensation information is presented for 2017 only.

2017 Grants of Plan-Based Awards Table

The following table sets forth information concerning plan-based awards granted to our NEOs during the year ended December 31, 2017. Actual future payouts of non-equity incentive plan awards may vary from the estimates set forth below.

		Estimated Future Payouts Under Non-Equity Incentive Plan Awards				Estimated Future Payouts Under Equity Incentive Plan Awards				All Other Stock Awards: Number of Shares of		Grant Date Fair Value of Stock and Option
Name	Grant Date	Threshold ($)	Target ($)	Maximum ($)		Threshold (#)	Target (#)		Maximum (#)	Stock or Units (#)		Awards ($)(4)
Anand Vadapalli	-	225,000	450,000	675,000	(1)	-	-		-	-		-
	9/28/2017	-	-	-		68,537	137,073	(2)	205,610	-		311,156
	9/28/2017	-	-	-		-	-		-	250,021	(3)	570,048
Laurie M. Butcher	-	72,000	144,000	216,000	(1)	-	-		-	-		-
	9/28/2017	-	-	-		10,527	21,053	(2)	31,580	-		47,790
	9/28/2017	-	-	-		-	-		-	38,400	(3)	87,552
Randy M. Ritter	-	79,500	159,000	238,500	(1)	-	-		-	-		-
	9/28/2017	-	-	-		12,204	24,408	(2)	36,612	-		55,406
	9/28/2017	-	-	-		-	-		-	44,520	(3)	101,506
Leonard A. Steinberg	-	86,400	172,800	259,200	(1)	-	-		-	-		-
	9/28/2017	-	-	-		15,790	31,579	(2)	47,369	-		71,684
	9/28/2017	-	-	-		-	-		-	57,600	(3)	131,328
William H. Bishop	-	79,500	159,000	238,500	(1)	-	-		-	-		-
	9/28/2017	-	-	-		11,623	23,246	(2)	34,869	-		52,768
	9/28/2017	-	-	-		-	-		-	42,400	(3)	96,672

(1)	Target cash incentive award amounts represent amounts payable under our annual cash incentive program and applicable compensation plans for performance in 2017 for each of our NEOs. Under the program, the actual incentive payments are based on the Company’s performance relative to the performance goal, as adjusted by individual performance and pro-rated for actual time served in the position. Actual awards could be as low as 0% payout.

(2)	Amounts represent the 2017 grant of PSUs with respect to achievement of an initial performance condition for Adjusted EBITDA and the applicable performance goals for relative TSR that were established in 2017. These PSU grants are eligible to vest in 2020 based on achievement of performance goals. PSU awards approved by the Compensation Committee in 2017 representing the portion based on Adjusted Free Cash Flow per Share are not included in this table because performance goals were not established in 2017 and, therefore, in accordance with FASB ASC 718, those PSUs are not considered to be granted for accounting purposes.

(3)	Amounts represent the 2017 grant of RSUs that are subject to a three-year, time-based vesting schedule.

(4)	Amount represents the grant date fair value determined in accordance with FASB ASC 718, excluding the effect of forfeitures. Assumptions used in the calculation of these amounts are included in Note 16 to our audited financial statements including in our Annual Report on Form 10-K for the year ended December 31, 2017, which was filed with the SEC on March 16, 2018.

2017 Outstanding Equity Awards at Fiscal Year-End Table

The following table provides information regarding unvested RSUs and PSUs held by our NEOs as of December 31, 2017. Our NEOs did not hold any stock option awards as of December 31, 2017.

	Stock Awards
Name	Number of Shares or Units of Stock That Have Not Vested (#)		Market Value of Shares or Units of Stock That Have Not Vested ($)(1)	Equity Incentive Plan Awards: Number of Unearned Shares, Units or Other Rights That Have Not Vested (#)		Equity Incentive Plan Awards: Market or Payout Value of Unearned Shares, Units or Other Rights That Have Not Vested ($)(1)
Anand Vadapalli	123,284	(2)	330,401	-		-
	235,424	(3)	630,936	-		-
	250,021	(4)	670,056	-		-
	-		-	123,286	(5)	330,406
	-		-	235,424	(6)	630,936
	-		-	137,073	(7)	367,356
Laurie M. Butcher	8,555	(2)	22,927	-		-
	2,492	(2)	6,679	-		-
	36,158	(3)	96,903	-		-
	38,400	(4)	102,912	-		-
	-		-	8,555	(5)	22,927
	-		-	2,494	(5)	6,684
	-		-	36,158	(6)	96,903
	-		-	21,053	(7)	56,422
Randy M. Ritter	20,710	(2)	55,503	-		-
	39,548	(3)	105,989	-		-
	44,520	(4)	119,314	-		-
	-		-	20,712	(5)	55,508
	-		-	39,548	(6)	105,989
	-		-	24,408	(7)	65,413
Leonard A. Steinberg	27,513	(2)	73,735	-		-
	52,538	(3)	140,802	-		-
	55,794	(4)	149,528	-		-
	-		-	28,403	(5)	76,120
	-		-	54,238	(6)	145,358
	-		-	31,579	(7)	84,632
William H. Bishop	8,496	(2)	22,769	-		-
	2,789	(2)	7,475	-		-
	36,158	(3)	96,903	-		-
	42,400	(4)	113,632	-		-
	-		-	8,497	(5)	22,772
	-		-	2,792	(5)	7,483
	-		-	36,158	(6)	96,903
	-		-	23,246	(7)	62,299

(1)	The Market Value as of December 29, 2017 (last trading day of 2017) was calculated using $2.68 which was the closing price per share of our common stock as reported on the Nasdaq Global Market on that date.

(2)	Represents RSUs which vested in full in the first quarter of 2018.

(3)	Represents RSUs, of which 50% vested on March 1, 2018 and the remaining 50% will vest on March 1, 2019, generally subject to continued employment.

(4)	Represents RSUs granted in 2017 of which 33% vested on March 1, 2018 and the remaining 67% will vest in substantially equal portions on the first Company business date in March of 2019 and 2020, generally subject to continued employment.

(5)	Represents PSUs that were outstanding as of December 31, 2017 and 33% of which vested in full in March of 2018, upon the Compensation Committee’s determination that we achieved one of the previously established Company performance goals. The remaining 67%, which did not vest. were forfeited upon the Compensation Committee’s determination that we did not achieve the minimum goal for vesting.

(6)

Represents PSUs scheduled to vest in two substantially equal annual installments. The Compensation Committee determined that the Company’s achievement of the 2017 performance goals for this grant was sufficient for approximately 22% of the portion of the PSUs relating to 2017 performance to vest in March of 2018. The remaining 50% to be based on 2018 Company performance are subject to vest on or before March 31, 2019, based on achievement of Company performance goals established by the Compensation Committee in March 2016.

(7)	Represents PSUs scheduled to vest in 2020. A portion of these PSUs are based on achievement of Company performance goals previously established by the Compensation Committee for relative TSR. Applicable performance goals for the remainder of the PSUs based on Adjusted Free Cash Flow per share were not established by the Compensation Committee in 2017 and therefore, under FASB ASC 718, have not met the grant date criteria to be included in this table.

2017 Option Exercises and Stock Vested Table

The following table sets forth information regarding the vesting of RSUs and PSUs and the value realized on vesting by each of our NEOs during the year ended December 31, 2017. None of our NEOs held any outstanding stock options in 2017.

	Stock Awards

Name	Number of Shares Acquired on Vesting (#) (1)	Value Realized on Vesting ($) (2)
Anand Vadapalli	583,188	1,006,398
Laurie M. Butcher	63,345	110,577
Randy M. Ritter	97,968	169,062
Leonard A. Steinberg	133,625	231,863
William H. Bishop	64,930	113,412

(1)	Represents the gross number of shares vested, although the Company nets a portion of these vested shares to cover the executive’s applicable withholding tax obligations due upon vesting. In addition, share amounts are net of performance-based shares forfeited due to not meeting the minimum or target performance thresholds under the respective PSU award agreement.

(2)	The value realized on vesting is based on the gross number of shares vested multiplied by the closing price of our common stock as reported on the Nasdaq Global Market on the respective vesting dates.

2017 Pension Benefits Table

The following table provides information on the AEPP in which the NEOs participate, including the years of credited service, and an estimated present value of accumulated benefits as of December 31, 2017.

Name	Plan Name (1)	Number of Years Credited Service (#)	Present Value of Accumulated Benefit ($) (2)	Payments During Last Fiscal Year ($)
Anand Vadapalli	AEPP	9.00	113,218	-
Laurie M. Butcher	AEPP	22.00	384,931	-
Randy M. Ritter	AEPP	4.00	61,555	-
Leonard A. Steinberg	AEPP	18.00	330,286	-
William H. Bishop	AEPP	13.00	159,540	-

(1)

The AEPP is a non-contributory, multi-employer, defined benefit pension plan administered by a board of trustees. The Company makes contributions on behalf of employees in accordance with schedules based on wage rates and job classifications. We do not include the present value of accumulated benefits under the AEPP in our audited financial statements because, as a multi-employer defined benefit plan, the accumulated benefits and plan assets are not determined for, or allocated separately to, the individual employers.

(2)	Calculated using an interest rate of 7.5%, mortality rate assumptions from the RP-2000 Mortality Table projected 8 years from the valuation date, applies after the assumed retirement date, and a normal retirement date age of 58. The amounts shown on the table are estimates provided by a third-party actuary retained by the Company. Vested participants will receive a monthly benefit upon retirement, payable for life, based on the contributions made on the participant’s behalf.

EMPLOYMENT ARRANGEMENTS AND POTENTIAL PAYMENTS UPON TERMINATION OR CHANGE IN CONTROL

The following pages provide individual compensation narrative for each of our NEOs.

Anand Vadapalli

We entered into an Amended and Restated Employment Agreement with Anand Vadapalli, our President and CEO, effective August 5, 2015 (“Agreement”). In 2017, the Agreement was amended to extend the employment period through June 30, 2019. The Agreement provides for successive, automatic extensions for one-year periods thereafter unless notice of an intention to terminate the Agreement is provided by either party at least 180 days before the end of the then-current term. No change was made to annual base salary of $450,000 for 2017, however in 2018 the Agreement was further amended to reduce Mr. Vadapalli’s annual base salary to $414,000. Mr. Vadapalli is eligible for target annual incentive compensation of not less than his base salary, with the actual amount to be determined each year based on achievement of annual performance objectives set by the Compensation Committee. Mr. Vadapalli is also eligible to receive long-term incentive compensation in the form of time-vested RSUs, PSUs or other equity based awards, or a combination of equity and performance-based cash awards other than the annual cash incentives. To align the interests of Mr. Vadapalli with those of our stockholders, the annual long-term awards will be guided by the principle that these awards are not less than twice the value of his annual base salary. However, the specific quantity and type of long-term awards will be determined annually by the Compensation Committee on the terms and schedule approved by the Board, based on accomplishment of performance objectives set by the Board and subject to the terms of an individual grant award agreement.

The Agreement provides for reimbursement of reasonable travel expenses between Mr. Vadapalli’s residence outside the state of Alaska and the Company headquarters or other appropriate business location. Mr. Vadapalli is also reimbursed for reasonable living expenses, up to $2,500 per month, while Mr. Vadapalli is working away from his principal residence outside the state of Alaska. The Agreement includes a monthly automobile allowance, which is generally available to all Company officers.

Mr. Vadapalli’s Agreement provides that in the event of termination by the Company “without cause” or resignation by Mr. Vadapalli for “good reason,” as those terms are defined in his Agreement, Mr. Vadapalli is entitled to receive post-termination benefits as follows: (i) a cash payment equal to the sum of his base salary plus his target annual cash incentive; (ii) any unpaid cash incentive payment for the last full year of his employment, plus a prorated cash incentive payment for the last partial year of his employment; (iii) time-vested cash or stock-based awards will continue to vest in accordance with their scheduled vesting periods and performance-based awards will continue to vest subject to satisfaction of the applicable performance conditions; (iv) monthly payments for up to one year equal to COBRA health insurance premiums in certain circumstances; and (v) reimbursement for relocation expenses up to $50,000 and reimbursement for realtor commissions on the sale of his residence up to $50,000, subject to certain conditions.

In the event Mr. Vadapalli’s employment is terminated by the Company “without cause” or he resigns for “good reason” in connection with a change in control of the Company, severance payments include: (i) a cash payment equal to two times the sum of his base salary plus his target annual cash bonus; (ii) any unpaid cash incentive payment for the last full year of his employment, plus a prorated cash incentive payment for the last partial year of his employment; (iii) accelerated vesting of all unvested equity awards; (iv) monthly payments equal to COBRA health insurance payments for up to 18 months, plus another 6 months at the average rate paid for the prior 18 months under certain circumstances; and (v) reimbursement for relocation expenses up to $50,000 and reimbursement for realtor commissions on the sale of his residence up to $50,000, subject to certain conditions.

Should Mr. Vadapalli’s employment terminate due to death or disability, as such terms are defined in his Agreement, Mr. Vadapalli, or his estate, would be eligible to receive: (i) his base salary prorated to the date of death or cessation of active work due to disability; (ii) any unpaid cash incentive payment for the last full year of his employment, plus a prorated cash incentive payment for the last partial year of his employment; and (iii) for awards granted in or after 2013, time-vested awards will accelerate and vest upon termination and performance-based awards will continue to vest subject to satisfaction of the applicable performance conditions.

Mr. Vadapalli is subject to customary non-competition and non-solicitation restrictive covenants during his employment with the Company and for a period of two years and one year, respectively, thereafter. The following table sets forth the payments and benefits Mr. Vadapalli would have received, assuming a termination of his employment in the following scenarios on December 31, 2017.

Name	Benefit	Termination Without Cause or for Good Reason		Death or Disability		Termination without Cause or for Good Reason In Connection with Change in Control	(7)
Anand Vadapalli	Severance
	Base Salary Component	$900,000		$-		$1,800,000
	Annual Incentive Component	-		-		-
	Long-Term Performance Cash	34,726	(1)	34,726	(1)	-	(2)
	Accelerated Vesting of Equity	2,861,113	(3)	2,861,113	(3)	3,327,448	(4)
	Other Benefits	122,185	(5)	-		144,370	(6)
	Total	$3,918,024		$2,895,839		$5,271,818

(1)	Includes long-term performance cash awards that would be payable based on overachievement of Company goals for 2017.

(2)	No long-term performance cash award would be payable in a termination in connection with a change in control based on target, as defined in Mr. Vadapalli’s Agreement.

(3)	Includes RSU and PSU awards estimated to be payable pursuant to the terms of Mr. Vadapalli’s Agreement on December 31, 2017. The amount was calculated using the estimated total number of units multiplied by the closing price on December 29, 2017 (last trading day of 2017) of $2.68 per share of our common stock as reported on the Nasdaq Global Market. The actual amount payable under these awards can be determined only at the time the award would be paid.

(4)	Includes RSU and PSU awards estimated be payable in connection with a change in control pursuant to the terms of Mr. Vadapalli’s Agreement on December 31, 2017. The amount was calculated using 100% of the total number of unvested units, assuming the achievement of performance goals would have been unknown, multiplied by the closing price on December 29, 2017 (last trading day of 2017) of $2.68 per share of our common stock as reported on the Nasdaq Global Market. The actual amount payable under these awards can be determined only at the time the award would be paid.

(5)	Assumes COBRA health insurance coverage is reimbursed for the 12-month period following termination, reimbursement of up to $50,000 each for realtor commission and relocation costs within the contiguous United States are paid.

(6)	Assumes COBRA health insurance coverage is reimbursed for the maximum period of 24-months following termination, and reimbursement of $50,000 each for realtor commission and relocation costs within the contiguous United States are paid.

(7)	Upon a change in control, payments (or portions thereof) to Mr. Vadapalli determined to constitute an “excess parachute payment” may be reduced to the maximum amount that would be tax deductible by the Company pursuant to Sections 280G and 4999 of the Code. Upon a hypothetical December 31, 2017, change in control, this amount would have been reduced to reflect the maximum amount that would be tax deductible by the Company pursuant to Sections 280G and 4999 of the Code. Based upon our internal review of the estimated payment amounts, we believe that no payments to Mr. Vadapalli would have been subject to reduction under Sections 280G and 4999 of the code.

Other NEOs

Laurie M. Butcher

Ms. Butcher serves as our Senior Vice President, Finance. Her 2017 compensation included an annual base salary of $240,000 and a target annual cash incentive of $144,000. Ms. Butcher is also eligible to receive annual long-term compensation consisting of awards of equity and performance cash with a total grant value equal to approximately 80% of her base salary.

Randy M. Ritter

Mr. Ritter serves as our Senior Vice President, Shared Services. His 2017 compensation included an annual base salary of $265,000 and a target annual cash incentive of $159,000. Mr. Ritter is also eligible to receive annual long-term incentive compensation consisting of awards of equity and performance cash with a total grant value of approximately 84% of his base salary.

Leonard A. Steinberg

Mr. Steinberg serves as our Senior Vice President, Legal, Regulatory and Government Affairs and Corporate Secretary. His 2017 compensation included an annual base salary of $288,000 and a target annual cash incentive of $172,800. Mr. Steinberg is eligible to receive annual long-term incentive compensation consisting of awards of equity and performance cash, with a total grant value of approximately 100% of his base salary.

William H. Bishop

Mr. Bishop serves as our Senior Vice President, Business Market. His 2017 compensation included an annual base salary of $265,000 and a target annual cash incentive of $159,000. Mr. Bishop is also eligible to receive annual long-term incentive compensation consisting of awards of equity and performance cash with a total grant value of approximately 80% of his base salary.

The NEOs are also eligible to receive other benefits including paid time off, participation in the Company’s health and welfare plans, 401(k) retirement investment plan, employee stock purchase plan and pension plan that are generally available to substantially all of our employees.

Severance and Other Benefits for our NEOs, other than the CEO

Upon a termination by the Company “without cause” or resignation by the NEO for “good reason,” our NEOs are entitled to post-termination severance pay and benefits in accordance with the Company’s Officer Severance Policy. The Officer Severance Policy provides severance pay and benefits to officers of the Company in the event the officer is terminated “without cause” or resigns for “good reason,” as those terms are defined in the policy. Severance pay and benefits includes a cash payment of 1.6 times the NEO’s annual base salary and reimbursement for federal COBRA health insurance coverage for the NEO and the NEO’s family for up to one year, if the NEO’s employment is terminated by the Company “without cause” or the NEO resigns for “good reason.” In the event the NEOs employment is terminated by the Company “without cause” or the NEO resigns for “good reason” in connection with a change in control of the Company, severance pay and benefits include a cash payment of two times the NEO’s annual base salary, reimbursement for federal COBRA health insurance coverage for the NEO and the NEO’s family for up to one year under certain circumstances, and accelerated vesting or pay out of all unvested long-term incentive awards, whether equity or cash, held by the NEO at the time of termination of the NEO’s employment. The receipt of severance pay and benefits by the NEO is subject to compliance with customary non-competition and non-solicitation covenants during the period that the NEO is entitled to receive such benefits.

In the event of the death or disability of the NEO while employed by the Company, the NEO or the NEO’s estate would be eligible to receive a prorated annual cash incentive payment. For awards made pursuant to the 2015, 2016 and 2017 PSU award agreements, following a termination of employment due to death or disability, outstanding unvested PSUs awarded shall continue to remain eligible to vest based on the achievement of the applicable performance target as if the NEO had remained employed over the applicable performance vesting period. Additionally, under the RSU award agreements for 2015, 2016 and 2017, RSUs awarded shall be accelerated and vest after termination of employment due to normal retirement, death or disability.

The following table sets forth the payments and benefits our NEOs, other than Mr. Vadapalli, would have received, assuming a termination of employment in the following scenarios on December 31, 2017.

Name	Benefit	Termination Without Cause or for Good Reason		Death or Disability		Termination without Cause or for Good Reason In Connection with Change in Control
Laurie M. Butcher	Severance
	Base Salary Component	$384,000		$-		$480,000
	Annual Incentive Component	-		-		-
	Long-Term Performance Cash	3,142	(1)	3,142	(1)	-	(1)
	Accelerated Vesting of Equity	-		411,247	(2)	468,778	(3)
	Other Benefits	22,500	(4)	-		22,500	(4)
	Total	$409,642		$414,389		$971,278

Randy M. Ritter	Severance
	Base Salary Component	$424,000		$-		$530,000
	Annual Incentive Component	-		-		-
	Long-Term Performance Cash	5,834	(1)	5,834	(1)	-	(1)
	Accelerated Vesting of Equity	-		494,788	(2)	573,129	(3)
	Other Benefits	22,185	(4)	-		22,185	(4)
	Total	$452,019		$500,622		$1,125,314

Leonard A. Steinberg	Severance
	Base Salary Component	$460,800		$-		$576,000
	Annual Incentive Component	-		-		-
	Long-Term Performance Cash	8,000	(1)	8,000	(1)	-	(1)
	Accelerated Vesting of Equity	647,373		647,373	(2)	754,806	(3)
	Other Benefits	22,500	(4)	-		22,500	(4)
	Total	$1,138,673		$655,373		$1,353,306

William H. Bishop	Severance
	Base Salary Component	$424,000		$-		$530,000
	Annual Incentive Component	-		-		-
	Long-Term Performance Cash	3,851	(1)	3,851	(1)	-	(1)
	Accelerated Vesting of Equity	-		434,571	(2)	492,533	(3)
	Other Benefits	7,395	(4)	-		7,395	(4)
	Total	$435,246		$438,422		$1,029,928

(1)	Includes long-term performance cash awards that would be payable based on overachievement of Company goals for 2017, except in the case of a Termination in connection with Change in Control, based on performance at target without overachievement.

(2)	Includes RSU and PSU awards estimated to be payable pursuant to the terms of the Officer Severance Policy on December 31, 2017. The amount was calculated using the estimated total number of units multiplied by the closing price on December 31, 2017 (last trading day of 2017) of $2.68 per share of our common stock as reported on the Nasdaq Global Market. The actual amount payable under these awards can be determined only at the time the award would be paid.

(3)

Includes RSU and PSU awards estimated to be payable in connection with a change in control pursuant to the terms of the Officer Severance Policy on December 31, 2017. The amount was calculated using the 100% of the total number of unvested units, assuming the achievement of performance goals would have been unknown, multiplied by the closing price on December 29, 2017 (last trading day of 2017) of $2.68 per share of our common stock as reported on the Nasdaq Global Market. The actual amount payable under these awards can be determined only at the time the award would be paid.

(4)	Assumes COBRA health insurance coverage is reimbursed for the 12-month period following termination.

PAY RATIO

As required by Section 953(b) of the Dodd-Frank Wall Street Reform and Consumer Protection Act, and Item 402(u) of Regulation S-K, we are providing the following information about the relationship of the annual total compensation of our employees and the annual total compensation of Anand Vadapalli, our Chief Executive Officer and President (our “CEO”).

For 2017, our last completed fiscal year:

•	The median of the annual total compensation of all employees of our company (other than our CEO) was $98,065; and

•	The annual total compensation of our CEO, as reported in the Summary Compensation Table included elsewhere in this Proxy Statement, was $1,448,778.

Based on this information, for 2017 the estimated ratio of the annual total compensation of our CEO to the median of the annual total compensation of all employees was 14.77 to 1.

To identify the median of the annual total compensation of all our employees, as well as to determine the annual total compensation of our median employee and our CEO, we took the following steps:

1.	We determined that as of December 31, 2017, our employee population consisted of approximately 585 individuals, with all of these individuals located in the United States (as reported in Item 1, Business, in our Annual Report on Form 10-K filed with the Securities and Exchange Commission on March 10, 2018 (our “Annual Report”)). This population consisted of our full-time, part-time, and temporary employees.

a.	We selected December 31, 2017, which is within the last three months of 2017, as the date upon which we would identify the “median employee” because it enabled us to make such identification in a reasonably efficient and economical manner.

2.	To identify the “median employee” from our employee population, we compared the amount of salary, wages, and incentive compensation of our employees as reflected in our payroll records as reported to the Internal Revenue Service on Form W-2 for 2017.

3.	We identified our median employee using this compensation measure, which was consistently applied to all our employees included in the calculation. Since all our employees are located in the United States, as is our CEO, we did not make any cost-of-living adjustments in identifying the “median employee.” The median employee’s payroll records, as reported to the Internal Revenue Service on Form W-2 for 2017, was $91,428.

4.	The median employee participates in the Alaska Electrical Pension Plan, a multi-employer defined benefit plan. We do not administer this defined benefit plan, and the amount included for the change in pension value is an estimate based on the calculations of a third-party actuary (estimated for the employee at $6,637). This amount, added to the median employee’s payroll records, as reported to the Internal Service on Form 2017, to produce total annual compensation for that employee as calculated in accordance with Item 402(c)(2)(x) of Regulation S-K, summed $98,065.

5.	With respect to the annual total compensation of our CEO, we used the amount reported in the “Total” column of our 2017 Summary Compensation Table included in this Proxy Statement and incorporated by reference under Item 11 of Part III of our Annual Report.

PROPOSAL 3: APPROVAL OF THE AMENDED AND RESTATED 2011 INCENTIVE AWARD PLAN

General

We are asking our stockholders to approve an amendment to the Alaska Communications Systems Group, Inc. 2011 Incentive Award Plan, as amended (the “2011 Plan”), a copy of which is attached to this Proxy Statement as Appendix A, in order to (i) increase the number of shares reserved for future issuance under our 2011 Plan by 3,000,000, (ii) cap the aggregate amounts of stock and cash-based awards, taken together with cash fees, that may be granted to any non-employee member of the Board of Directors in a calendar year, solely with respect to his or her service as a director at $300,000, and (iii) to describe the minimum vesting terms that apply to future awards granted under the 2011 Plan.

On April 23, 2018, the Compensation Committee recommended and the full Board has adopted, subject to stockholder approval, the following amendments to the 2011 Plan:

1.	Increased Authorized Share Pool. The share reserve has been increased by 3,000,000 shares of stock. Our stockholders have previously authorized us to issue under the 2011 Plan up to 7,676,746 shares.

We believe that in order to successfully attract and retain the best possible candidates, we must continue to offer a competitive equity incentive program. As of December 31, 2017, there were 539,210 shares of our stock remaining available for future grant of stock awards under the 2011 Plan, a number that is insufficient to meet our anticipated needs for the next 3 years.

2.	Non-Employee Director Limit. The 2011 Plan allows for grants of cash-based and stock-based awards to non-employee members of the Board for their services as directors. The 2011 Plan has been amended to cap the aggregate amounts of stock and cash-based awards, taken together with cash fees, that may be granted under the 2011 Plan to any non-employee member of the Board in any calendar year, solely with respect to his or her service as a director at $300,000.

We are seeking stockholder approval of award limitations for non-employee members of our Board in order to establish meaningful and appropriate guidelines regarding their compensation.

3.	Minimum Vesting Requirement. Minimum vesting requirements have been added for most grants made under the 2011 Plan, which mandate a vesting period of at least one year for grants of time-based awards.

We are seeking stockholder approval of minimum vesting and issuance requirements for time-based grants to prevent grants under the plan that may result in awards with no retention incentives.

4.	Extension of Plan Term. If the 2011 Plan is approved by our stockholders at this Annual Meeting, the term of the 2011 Plan would expire on the tenth anniversary of the 2018 Annual Meeting of Stockholders.

5.

Internal Revenue Code-Related Changes. As described in the “Compensation Discussion and Analysis” section of this proxy statement, Section 162(m) of the Code (“Section 162(m)”) was changed substantially in connection with the adoption of the Tax Cuts and Jobs Act that was signed into law on December 22, 2017 (the “Act”). Prior to this law, Section 162(m) generally limited our ability to deduct certain compensation paid to each of our “covered employees” (our

CEO and our next three most highly-compensated executive officers, other than our CFO) to $1 million in a taxable year, unless the compensation met the requirements of “qualified performance-based compensation” under Section 162(m) (the “162(m) Exception”). As a result, the existing 2011 Plan includes provisions and conditions designed to comply with the 162(m) Exception that are no longer relevant.

The information provided in this Proposal is intended to assist our stockholders in deciding how to cast their votes on the second amendment to the 2011 Plan. This overview and the discussion of the 2011 Plan and its benefits set forth in this proxy statement are qualified in their entirety by reference to the full text of the 2011 Plan, which is set forth in Appendix A to this proxy statement. If this Proposal 3 is not approved by our stockholders, the second amendment to the 2011 Plan will not become effective, but the 2011 Plan will remain in effect in accordance with its present terms.

Background and Purpose

The Board originally adopted the 2011 Plan in March of 2011, and it was subsequently approved by our stockholders at the Annual Meeting held on June 10, 2011. The 2011 Plan was then amended by the Board in March of 2014, and the first amendment was approved by the stockholders on June 10, 2014. As amended and restated, the 2011 Plan provided that up to 7,676,746 shares of our common stock would be made available to be issued or transferred as awards under the 2011 Plan. All remaining shares that had been previously allocated to the Alaska Communications Systems Group, Inc. 1999 Stock Incentive Plan and the ACS 1999 Non-Employee Director Stock Compensation Plan (“Prior Plans”) were transferred to the 2011 Plan. To the extent that any outstanding awards under the Prior Plans are forfeited or expire or such awards are settled in cash, such shares will again be made available for future grants under the 2011 Plan. No awards have been granted under the Prior Plans since June 10, 2011 and all future awards will be granted under the 2011 Plan.

The 2011 Plan is intended to promote the interests of the Company and its stockholders by providing the employees and consultants of the Company and members of the Board with incentives and rewards to encourage them to continue in the service of the Company and with a proprietary interest in pursuing the long-term growth, profitability and financial success of the Company.

Your approval of this Proposal 3 will provide us with the basis for future long-term equity incentive compensation awards.

Determination of Share Increase

In making its recommendation to the Board to increase the 2011 Plan share reserve by 3,000,000 shares, the Compensation Committee reviewed analyses that included our historical annual grant rates, total potential dilution under the 2011 Plan, and the value of awards granted and available for future grant. The Compensation Committee also considered the policies of proxy advisory services and various institutional investors. Specifically, the Compensation Committee considered that:

Shares(1)	Share Allocation	Average Award Value(2)	Dilution($)	Dilution% of Market Value	Overhang
New Shares	3,000,000	2.28	6,840,000	5.8	5.7
Available Shares in Plan	539,210	2.28	1,229,399	1.0	1.03
Unvested Grants in Plan	2,554,156	2.28	5,823,120	4.9	4.86
Total Shares	6,093,366	-	13,892,875	11.7	11.59

(1)	Shares under the 2011 Plan as of December 31, 2017.

(2)	Based on a 200-day average trading price of one share of our common stock on March 1, 2018.

•	In 2017, 2016, and 2015, we granted awards representing approximately 1,293,184; 1,728,227; and 2,342,509 shares, respectively. The burn rate was 4.63% for 2017, 5.3% for 2016, and 5.89% for 2015. Burn rate was calculated counting two shares for every full-value share granted.

•	The total aggregate value of the additional 3,000,000 shares being requested (i.e., excluding shares remaining available for grant under the 2011 Plan), is roughly $6.8 million based on the 200-Day average price of one share of common stock as of March 1, 2018. If we do not increase the shares available for issuance under our 2011 Plan, we will be unable to make equity grants as a part of our executive compensation, and will lose an important compensation tool aligned with stockholder interests to attract, motivate and retain highly qualified talent.

•	If the increase in shares is approved, based on expected usage, we anticipate the newly replenished 2011 Plan would be sufficient for approximately two years of awards. If approved, the Compensation Committee intends to grant equity awards, as a portion of long-term incentive compensation, to the Company’s NEOs under the 2011 Plan in 2018 and 2019 as follows:

○	First, the Compensation Committee notes that using the shares previously authorized, as a one-time retention tool to follow recent salary reductions, the Compensation Committee granted, in the first quarter of 2018, 500 RSUs to each employee below the Vice President level, which totaled 289,500 shares. Excluding that one-time grant, the Compensation Committee intends to grant no more than 500,000 of any combination of RSUs and PSUs (in aggregate across all employees) on an annual basis that do not require a price threshold to vest.

○	Second, our NEOs are to be granted PSUs typically equivalent to a dollar value based on a percentage of their base salary. In determining the number of PSUs to grant, the Compensation Committee intends to value such PSUs at grant based upon the higher of the Company’s trailing 12-month Volume Weighted Average Price (“VWAP”) or the then current market price, or for 2019 PSU grants, a certain percentage above the price used to establish the number of PSUs granted in 2018. These PSUs will vest in three tranches over no more than three years with vesting of successive tranches of such PSUs will be triggered by increasingly higher stock prices.

•	Non-employee directors may receive cash in lieu of equity, but will be tied to an obligation to make open market purchases, possibly pursuant to 10b5-1 trading programs, to the extent compliant with the Company’s Insider Trading Policy and applicable SEC and Nasdaq rules.

Based on the foregoing, we expect that we would likely require an additional increase to the share reserve under the 2011 Plan before the end of 2020, and that the burn rate in 2018 and 2019 will be more in line with our stockholders’ expectations. This is only an estimate, and circumstances could cause the share reserve to be used more quickly or more slowly. These circumstances include, but are not limited to, the future price of our common stock, the mix of cash and full value awards provided as long-term incentive compensation, grant amounts provided by our competitors, hiring activity, and promotions during the next few years.

In light of the factors described above, and the fact that the ability to continue to grant equity compensation is vital to our ability to align management and stockholder interests and to attract and retain employees in the competitive labor markets in which we compete, the Board believes that the size of the increased share reserve under the 2011 Plan is reasonable and appropriate at this time.

As of December 31, 2017, there were approximately 2,554,156 shares subject to outstanding unvested RSU and PSU awards under our stock plans with a weighted-average remaining years to vest of 1.61, and vested deferred awards for our non-employee directors with respect to roughly 468,274 shares. As of December 31, 2017, there were no stock options. As mentioned above, there were 539,210 shares remaining available for future grants under the 2011 Plan.

As of May 9, 2018, the value of one share of Common Stock traded on the Nasdaq was $1.53.

If our stockholders do not approve this proposal, the 2011 Plan will remain in effect as amended and restated on June 10, 2014. In that case, we would not be able to continue to offer equity as a portion of our compensation program. We anticipate that we will likely have difficulty attracting, retaining, and motivating employees, consultants, officers and directors if we are unable to make equity awards. Alternatively, if we were to replace these equity awards with cash compensation, we anticipate negative impacts to cash flow.

Other Principal Features of the 2011 Plan, as amended

No liberal share counting. The 2011 Plan prohibits the reuse of shares issuable under the plan that are (i) delivered or otherwise used in payment of the exercise price of an option or base price of a stock appreciation right, (ii) delivered to or withheld by the Company to pay tax withholding obligations, (iii) purchased by the Company using proceeds from option exercises or (iv) not issued or delivered as a result of a net settlement of an outstanding option or stock appreciation right.

No repricing of stock options or SARs without stockholder approval. The 2011 Plan explicitly prohibits repricing of options and stock appreciation without first obtaining stockholder approval.

No discounted stock options or SARs. All stock options and stock appreciation rights must have an exercise or base price equal to or greater than the fair market value of the underlying Common Stock on the grant date.

No dividend payments unless awards are vested or earned. No dividends or dividend equivalent rights associated with awards granted under the 2011 Plan will be paid unless and until such award vests and/or is earned.

Awards are subject to “clawback.” All incentive awards under the 2011 Plan are subject to any law, regulation or Company policy that requires recoupment.

Description of the 2011 Plan (as proposed to be amended)

Administration. The Compensation Committee (or another committee or sub-committee of the Board assuming the functions of the Compensation Committee in the future) administers the 2011 Plan in accordance with its terms. The Compensation Committee has the authority to interpret the 2011 Plan, determine the types and number of awards, the number of shares to be awarded, to approve all awards made under the 2011 Plan, and carry out other functions as set forth in the 2011 Plan. To the extent allowed by law, the Compensation Committee may delegate the authority to grant awards or take other administrative actions under the 2011 Plan to certain officers of the Company, subject to the limitations and restrictions set by the Compensation Committee or the Board. Notwithstanding its authority to delegate, the full Board must administer the 2011 Plan with respect to awards granted to non-employee directors.

Share Counting Provisions. In general, only when awards granted under the 2011 Plan expire, lapse, are cancelled, or paid in cash, are the shares reserved for those awards returned to the share reserve and available for future issuance under the 2011 Plan. The 2011 Plan does not allow the share pool available for incentive grants to be recharged or replenished with shares that:

1.	are tendered or withheld to satisfy exercise price or withholding obligations;

2.	are subject to a stock appreciation right but are not issued in connection with the stock settlement of the stock appreciation right; or

3.	the Company purchases on the open market with cash proceeds from the exercise of options that may be granted under the 2011 Plan.

Eligibility. Awards may be made to individuals who are directors, officers, employees or consultants of the Company, or any of its subsidiaries, as defined in the 2011 Plan, and as determined by the Compensation Committee. The 2011 Plan contains annual limits on grants to eligible individuals for options and stock appreciation rights of a maximum of one million five hundred thousand (1,500,000) aggregate shares and a maximum of one million (1,000,000) aggregate shares for grants other than options and stock appreciation rights.

The maximum aggregate cash amount that may be paid to any eligible individual under the 2011 Plan during any calendar year is five million dollars ($5,000,000).

Limitation on Grants to Non-Employee Directors. Awards granted under the 2011 Plan or otherwise during any one calendar year to any non-employee director, solely with respect to his or her service to the Board, taken together with any cash fees paid by the Company to such Non-Employee Director during such calendar year for service on the Board, will not exceed $300,000 based on the aggregate value of cash and the fair market value of any stock-based awards, in each case determined as of the date of grant.

Plan Minimum Vesting or Issuance Requirements. Awards granted to participants pursuant to the 2011 Plan that are subject to vesting or issuance solely based on such participant’s continued service without a termination in service may not vest in full or be issued earlier than the one-year anniversary of the grant date, and awards that are subject to vesting or issuance based in whole or in part on performance conditions and/or the level of achievement versus such performance conditions shall be subject to a performance period of not less than one year.

Certain “Vesting Exceptions” to the minimum vesting requirements apply, however:

The Compensation Committee may grant full value awards resulting in the issuance of shares of up to 5% of the maximum aggregate number of shares of stock authorized for issuance under the plan (the “5% Limit”) to employees or non-employee directors without respect to the minimum vesting requirements in the plan.

In addition, the Compensation Committee’s ability to discretionarily accelerate the vesting of full value awards, and the vesting in full of options and stock appreciation rights, is subject to the 5% Limit, except that the Compensation Committee may discretionarily accelerate awards without regard to the 5% Limit: (i) in connection with a merger or similar transaction under the plan (including an additional or subsequent event, such as termination following such a transaction); (ii) a participant’s death or disability; or (iii) a participant’s retirement. The Compensation Committee may accelerate the vesting of full value awards such that the minimum vesting requirements still must be met, without such vesting acceleration counting toward the 5% Limit.

The 5% Limit is considered one aggregate limit applying to the granting of full value awards to employees or non-employee directors without respect to the plan’s minimum vesting requirements and to the discretionary vesting acceleration of awards.

Stock Distributed. Shares distributed pursuant to awards may consist, in whole or in part, of authorized and unissued shares, treasury shares or shares purchased on the open market. The Company currently intends to first use treasury shares, rather than issuing additional shares.

Types of Awards. The 2011 Plan authorizes the grant of the following types of incentive awards to eligible individuals: a performance award (which may include, but is not limited to, a performance award that is paid in cash, PSUs or a combination of both); restricted stock award; restricted stock unit award; dividend equivalent award; deferred stock award; deferred stock unit award; stock payment award; a stock appreciation right; or stock option, any of which may be awarded in accordance with the terms of the 2011 Plan. Awards to eligible individuals shall be subject to the terms of an individual award agreement between the Company and the individual. Awards to non-employee directors of the Company will be subject to the terms of the Non-Employee Director Compensation Policy, which must be approved by the full Board, and may be modified from time to time by the Board in the future.

Performance Awards. Performance Awards include any of the awards that are granted subject to vesting and/or payment based on the attainment of specified performance goals (including performance stock units and cash incentive awards). Performance Awards may be made by the Compensation Committee to any eligible individual under the 2011 Plan. The Compensation Committee will determine the specific performance goals and criteria to be applied to determine vesting of each award, and the time periods over which performance will be measured. Performance Awards only vest if the specific performance goals or criteria are met, and may be paid to the recipient as cash incentive payments, shares of stock or a combination of cash and shares, as determined by the Compensation Committee. Performance Awards are forfeited if the performance goals (as defined by the Compensation Committee), are not satisfied by the conclusion of the performance period set by the Compensation Committee.

Prior to this amendment, the Compensation Committee could determine whether specific Performance Awards were intended to constitute “qualified performance-based compensation,” or “QPBC,” within the meaning of Section 162(m). For purposes of the 2011 Plan, one or more of the following performance criteria may be used in setting performance goals applicable to Performance Awards, either for the entire Company or a subsidiary, division, business unit, business line, affiliated business in which the Company has an equity or financial interest, or an individual, and may be used in setting performance goals applicable to other performance awards: (i) net earnings (either before or after one or more of the following: (A) interest, (B) taxes, (C) depreciation and (D) amortization); (ii) gross or net sales or revenue; (iii) net income (either before or after taxes); (iv) adjusted net income; (v) operating earnings or profit; (vi) cash flow (including, but not limited to, operating cash flow and free cash flow); (vii) period end liquidity position; (viii) return on assets (including on net assets); (ix) return on capital, including cash flow return on capital; (x) return on stockholders’ equity; (xi) total stockholder return; (xii) return on sales; (xiii) gross or net profit or operating margin; (xiv) costs; (xv) funds from operations; (xvi) expenses; (xvii) working capital; (xviii) earnings per share; (xix) adjusted earnings per share; (xx) price per share of common stock; (xxi) regulatory body approval for commercialization of a product; (xxii) implementation or completion of critical projects; (xxiii) market share; and (xxiv) economic value, any of which may be measured either in absolute terms or as compared to any incremental increase or decrease or as compared to results of a peer group or to market performance indicators or indices.

Restricted Stock. The Compensation Committee may make awards of restricted stock to eligible individuals in such amounts and at purchase prices to be established by the Compensation Committee in connection with each award. Such awards will be subject to restrictions and other terms and conditions as are established by the Compensation Committee. Upon issuance of restricted stock, recipients generally have the rights of a stockholder with respect to such shares, subject to the limitations and restrictions established by the Compensation Committee in the award program or the individual award agreement. Such rights generally include the right to receive dividends and other distributions in relation to the award.

Restricted Stock Units. The 2011 Plan authorizes awards of restricted stock units to eligible individuals in amounts and at purchase prices and upon such other terms and conditions as are established by the Compensation Committee for each award. Restricted stock unit awards entitle recipients to acquire shares of the Company’s stock in the future under certain conditions. No dividends are accumulated or paid in regard to restricted stock units until they vest. Unless otherwise determined by the Compensation Committee, restricted stock unit awards will be forfeited immediately if the participant ceases providing services for the Company before the award has vested. In addition, holders of restricted stock units generally have no rights of ownership or as stockholders in relation to the award, unless and until the restrictions lapse and the restricted stock unit award vests in accordance with the terms of the grant.

Dividend Equivalents. Dividend equivalents may be granted by the Compensation Committee based on the dividends declared on common stock of the Company between the date of the award and the date that the award vests, is exercised, distributed or expires. Dividend equivalents are converted to cash or additional shares of stock based on terms and limitations established by the Compensation Committee and are only paid out to the extent that the award vests. In addition, dividend equivalents with respect to an award with performance-based vesting that are based on dividends paid prior to the vesting of such award will only be paid out to the holder to the extent that the performance-based vesting conditions are subsequently satisfied and the award vests. No dividend equivalents are payable with respect to options or stock appreciation rights.

Deferred Stock and Deferred Stock Units. Under the 2011 Plan, the Compensation Committee may grant deferred stock or deferred stock units to an eligible participant on such terms and conditions, and subject to a vesting schedule, as may be determined by the Compensation Committee. Unless otherwise provided by the Compensation Committee, a holder of deferred stock or deferred stock units has no rights as a Company stockholder until such time as the award vests, all applicable conditions have been satisfied, and the stock has been issued to the holder.

Stock Payments. The Compensation Committee is authorized to make stock payments to any eligible individual under the 2011 Plan. Stock payments may be made in lieu of base salary, cash incentives, fees or other cash compensation otherwise payable to the recipient. The number or value of shares to be awarded, conditions and criteria for vesting, and the vesting schedule, will be set by the Compensation Committee. Holders of stock payment awards have no rights as a stockholder until the stock payment has vested and the shares underlying the award have been issued.

Stock Appreciation Rights. The Compensation Committee is authorized to grant stock appreciation rights to eligible recipients in its discretion, on such terms and conditions as it may determine, consistent with the 2011 Plan. A stock appreciation right entitles the holder to exercise the stock appreciation right to acquire shares of the Company’s stock upon exercise within a specified time period from the date of the grant. Subject to the provisions of the stock appreciation right award agreement, the recipient may receive from the Company an amount determined by multiplying the difference between the price per share of the stock appreciation right and the value of the share on the date of exercise by the number of shares of common stock subject to the award. The maximum term for which stock appreciation rights may be exercisable under the 2011 Plan is ten years.

Stock Options. The exercise price per share for each stock option shall be set by the Compensation Committee, but shall not be less than the fair market value on the date of the grant (or 110% of the price of an incentive stock option in the case of an individual who, on the date of the grant, owns or is deemed to own shares representing more than 10% of the stock of the Company). The term of any option award may not be longer than ten years (or five years in the case of an incentive stock option granted to a 10% stockholder of the Company). The Compensation Committee will determine the time period for exercise of each award, including the time period for exercise following a termination of service by the recipient, subject to the ten-year limitation.

Incentive Stock Options. Incentive stock options may be granted only to employees of the Company. No person who qualifies as a greater-than-10% stockholder of the Company may be granted an incentive stock option, unless such incentive stock option conforms to the applicable provisions of Section 422 of the Code.

Non-Qualified Stock Options. With the consent of the holder, the Compensation Committee is authorized to modify any incentive stock option granted under the 2011 Plan to disqualify the option from treatment as an incentive stock option under Section 422 of the Code.

Prohibition on Re-pricing. Under the 2011 Plan, the Compensation Committee may not, without the approval of the stockholders of the Company, authorize the re-pricing of any outstanding option or stock appreciation right to reduce its price per share, or cancel any option or stock appreciation right in exchange for cash or another award when the price per share exceeds the Fair Market Value (as that term is defined in the 2011 Plan) of the underlying shares

Change in Control. In general, notwithstanding a Change in Control event (as that term is defined in the 2011 Plan), each outstanding award shall continue in effect or be assumed or an equivalent award substituted by the successor corporation. No single-trigger vesting acceleration applies under the 2011 Plan in connection with a change in control. However, in the event the successor corporation refuses to assume or substitute for the award the Compensation Committee shall cause any or all of such awards to become fully exercisable immediately prior to the consummation of the transaction and all forfeiture restrictions to lapse, and so notify the holder. Regardless of any Change in Control, no adjustment or other action will be authorized for awards that are intended to qualify as QPBC, which would cause such awards to fail to continue to qualify as QPBC, unless the Compensation Committee determines that the award shall not qualify, and no adjustment will be authorized that would cause the 2011 Plan to violate Section 422(b)(1) of the Code, or would result in short swing profits under Section 16 of the Exchange Act, or violate the exemptive conditions of Rule 16b-3 under the Exchange Act, unless the Compensation Committee determines the award is not to comply.

Certain Transactions. The Compensation Committee has broad discretion to equitably adjust the provisions of the 2011 Plan, as well as the terms and conditions of existing and future awards, to prevent the dilution or enlargement of intended benefits and facilitate necessary or desirable changes in the event of certain transactions and events affecting our common stock, such as stock dividends, stock splits, mergers, acquisitions, consolidations and other corporate transactions. In addition, in the event of certain non-reciprocal transactions with our stockholders known as “equity restructurings,” the Compensation Committee will make equitable adjustments to the 2011 Plan and outstanding awards.

Amendment and Termination. The Compensation Committee or the Board may amend, modify, suspend or terminate the 2011 Plan, as it deems necessary or appropriate in the best interests of the Company, without the approval of stockholders. However, the Compensation Committee must obtain the consent of any award holder before taking any action that impairs any rights or obligations of the holder (unless the award expressly provides otherwise). Further, it may not, without the approval of the Company’s stockholders, make any amendment to the 2011 Plan that would: (i) increase the limits on the maximum number of shares that may be issued under the 2011 Plan; (ii) decrease the share price on outstanding stock option or stock appreciation right granted under the 2011 Plan; or (iii) cancel any stock option or stock appreciation right in exchange for cash or another award when the option or stock appreciation right price per share exceeds the fair market value of the underlying shares.

Forfeiture and Clawbacks. The 2011 Plan provides the Compensation Committee with the authority to require, in an award agreement made under the 2011 Plan or otherwise, that an individual in receipt of any award agree that any proceeds, gains or other economic benefit obtained in connection with any award, must be repaid to the Company (and the award shall terminate and any exercisable portion be forfeited), if the holder is terminated for cause (as such term is defined by the Compensation Committee), or violates a non-competition requirement applicable to the individual. In addition, all awards made under the 2011 Plan are subject to any “clawback” requirements imposed by law or a “Clawback Policy” adopted by the Compensation Committee, as such laws or Company policy may be amended from time to time in the future.

Federal Income Tax Considerations. The following discussion summarizes the federal income tax consequences with respect to awards made under the 2011 Plan, as well as certain tax considerations with respect to the Company’s ability to deduct payments made in connection with the 2011 Plan. This summary is not intended to be a complete and accurate statement of applicable law, nor does it address state, local or foreign tax considerations. It is intended for the information of stockholders considering how to vote with respect to the 2011 Plan and not as tax guidance to participants in the 2011 Plan. Different tax rules may apply to specific individuals and transactions under the 2011 Plan.

Stock Options. A participant does not realize ordinary income on the grant of a stock option. Upon exercise of a non-qualified stock option, the participant will realize ordinary income equal to the excess of the fair market value of the shares over the option exercise price. The cost basis of the shares acquired for capital gain treatment is their fair market value at the time of exercise. Upon exercise of an incentive stock option, the excess of the fair market value of the shares acquired over the option exercise price will be an item of tax preference to the participant, which may be subject to an alternative minimum tax for the year of exercise. If no disposition of the shares is made within two years from the date of granting of the incentive stock option or within one year after the transfer of the shares to the participant, the participant does not realize taxable income as a result of exercising the incentive stock option; the tax basis of the shares received for capital gain treatment is the option exercise price; any gain or loss realized on the sale of the shares is long-term capital gain or loss. If the participant disposes of the shares within the two-year or one-year periods referred to above, the participant will realize ordinary income at that time in an amount equal to the excess of the fair market value of the shares at the time of exercise (or the net proceeds of disposition, if less) over the option exercise price. For capital gain treatment on such a disposition, the tax basis of the shares will be their fair market value at the time of exercise.

Stock Appreciation Rights. No ordinary income will be realized by a participant in connection with the grant of a stock appreciation right. When the stock appreciation right is exercised, the participant will realize ordinary income in an amount equal to the sum of the amount of any cash received and the fair market value of the shares or other property received upon the exercise.

Restricted Stock, Performance and Restricted Stock Unit Awards. The participant will not realize ordinary income on the grant of a restricted stock award (or a Performance Award if the shares are issued on grant), but will realize ordinary income when the shares subject to the award become vested in an amount equal to the excess of (i) the fair market value of the shares on the vesting date over (ii) the purchase price, if any, paid for the shares. The participant may, however, elect under Section 83(b) of the Code, to include as ordinary income in the year the shares are granted, an amount equal to the excess of (i) the fair market value of the shares on the date of issuance, over (ii) the purchase price, if any, paid for the shares. If the Section 83(b) election is made, the participant will not realize any additional taxable income when the shares become vested.

The participant will not realize ordinary income on the grant of a restricted stock unit award (or a Performance Award under which shares are not issued on grant) but will realize ordinary income when the shares subject to the award are issued to the participant after they become vested. The amount of ordinary income will be equal to the excess of (i) the fair market value of the shares on the date they are issued over (ii) the purchase price, if any, paid for the award.

Upon disposition of shares acquired under a restricted stock award, Performance Award or restricted stock unit award, the participant will realize a capital gain or loss equal to the difference between the selling price and the sum of the amount paid for the shares plus any amount realized as ordinary income upon grant (or vesting) of the shares.

Company Tax Deduction. The Company generally will be entitled to a tax deduction in connection with an award under the 2011 Plan, subject to the provisions of Section 162(m), in an amount equal to the ordinary income realized by a participant and at the time the participant realizes such income (for example, on the exercise of a nonqualified stock option). As noted above, Section 162(m) may limit the deductibility of compensation paid to each of the Company’s most highly compensated executive officers. The annual compensation paid to any of these executives will be deductible to the extent that it does not exceed $1 million or if the compensation is “performance-based compensation” under Section 162(m). With the exception of certain grandfathered awards made pursuant to written binding contracts in effect on November 2, 2017, comprehensive tax reform under the Act eliminated the performance-based compensation exception effective January 1, 2018.

Compliance with Laws. The 2011 Plan is subject to all federal, state, local and foreign laws and regulations that may be applicable, as well as the rules of any securities exchange under which the shares are listed and the regulations of any governmental regulatory authority with jurisdiction. Any shares delivered under the 2011 Plan are issued subject to such laws and other restrictions. Further, to the extent permitted by law, all awards made under the 2011 Plan shall be deemed amended to the extent necessary to comply with any such laws, rules and regulations.

Effective Date. The 2011 Plan took effect after approval by the Company’s stockholders on June 10, 2014. If this amendment is approved, the amended and restated effective date of the plan will be the date of the 2018 Annual Meeting and the plan will remain in effect until the tenth anniversary of the 2018 Annual Meeting or otherwise amended.

Plan Benefits. All awards under the 2011 Plan will be granted at the discretion of the Compensation Committee and the Board, and, accordingly, the amount of such awards to be issued is not yet determinable. Discretionary awards may be made under the 2011 Plan to employees, non-employee directors, executive officers, and independent contractors. No future awards have been allocated pending stockholder approval. As of April 12, 2018, there were five executive officers, approximately 585 employees, five non-employee directors and approximately 15 independent contractors eligible to participate in the 2011 Plan. No options have been granted under the 2011 Plan.

Equity Compensation Plan Information

Equity Compensation Plans	Number of securities to be issued upon exercise of outstanding options, warrants and rights (a)(1)	Weighted-average exercise price of outstanding options, warrants and rights (b) (1)	Number of securities remaining available for future issuance under equity compensation plans (excluding securities reflected in column (a))(c)
Approved by security holders	3,022,430	$-	1,035,414	(2)

(1)	Outstanding rights are restricted stock units and performance share units without any exercise price.

(2)	As of December 31, 2017, the number of shares remaining for issuance under equity compensation plans included 539,210 shares under the 2011 Plan, and 496,204 under the Company 2012 Employee Stock Purchase Plan.

Recommendation of the Board of Directors

The Board of Directors believes that Proposal 3 is in the Company’s best interest and the best interests of its stockholders and recommends a vote FOR the approval of the Second Amended and Restated 2011 Alaska Communications Systems Group, Inc. 2011 Incentive Award Plan.

PROPOSAL 4: RATIFICATION OF APPOINTMENT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

Our Audit Committee unanimously approved the appointment of Moss Adams LLP (“Moss Adams”) to be our independent registered public accounting firm for the fiscal year ending December 31, 2018. Although it is not required to do so, the Board is submitting the Audit Committee’s selection of our independent registered public accounting firm for ratification by the stockholders at the 2018 Annual Meeting to ascertain the view of the stockholders regarding this selection. For this advisory vote to be approved, it must receive an affirmative vote of the holders of a majority of the outstanding shares that are present in person or represented by proxy at the 2018 Annual Meeting and entitled to vote on such matter.

The Audit Committee is not required to take any action based on the outcome of the vote on this Proposal 4; however, in the event the stockholders fail to ratify the appointment, the Audit Committee will reconsider its appointment of Moss Adams as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2018. Even if the appointment is ratified, the Audit Committee may, in its discretion, direct the appointment of a different independent registered public accounting firm at any time during the year if the Audit Committee determines that such a change would be in the best interests of the Company and its stockholders. The Company expects that a representative of Moss Adams will be present at the 2018 Annual Meeting.

AUDIT FEES

The Sarbanes-Oxley Act passed by Congress in July of 2002, requires that the Audit Committee be directly responsible for the appointment, compensation, and oversight of the Company’s independent registered public accounting firm.

The following table summarizes the fees billed to us by Moss Adams for services rendered in connection with fiscal years 2017 and 2016, respectively:

	2017(2)	2016
Audit Fees (1)	$709,398	$475,559
Audit Related Fees	-	-
Tax Fees	-	-
All Other Fees	-	-

Total	$709,398	$475,559

(1)	This category includes the audit of our annual financial statements, the review of the condensed financial statements included in our Quarterly Reports on Form 10-Q, reviews and assessment of our internal control over financial reporting, services for SEC filings, and accounting consultations on matters reflected in the financial statements.

(2)	Fees in 2017 included incremental charges associated with the Company’s adoption of ASC 606, Revenue from Contracts with Customers, and other items.

Audit Committee Pre-Approval Policies and Procedures

The Audit Committee is responsible for appointing, setting compensation for and overseeing the work of the independent auditors. The Audit Committee has established a policy requiring pre-approval of all audit and permissible non-audit services provided by the Independent Auditor. Before the Independent Auditor is engaged by the Company or its subsidiaries to render audit or non-audit services, the Audit Committee pre-approves the engagement. Audit Committee pre-approval of audit and non-audit services will not be required if the engagement for the services is entered into pursuant to pre-approval policies and procedures established by the Audit Committee regarding the Company’s engagement of the Independent Auditor, provided the policies and procedures are detailed as to the particular service, the Audit Committee is informed of each service provided and such policies and procedures do not include delegation of the Audit Committee’s responsibilities under the Exchange Act to the Company’s management. The Audit Committee may delegate authority to grant pre-approvals to one or more of its designated members provided such approvals are presented to the full Audit Committee at a subsequent meeting. If the Audit Committee elects to establish pre-approval policies and procedures regarding non-audit services, the Audit Committee must be informed of each non-audit service provided by the Independent Auditor. Audit Committee pre-approval of non-audit services (other than review and attest services) will not be required if such services fall within available exceptions established by the SEC.

Recommendation of the Board of Directors

The Board of Directors believes that Proposal 4 is in the Company’s best interest and the best interests of its stockholders and recommends a vote FOR the ratification of the appointment of Moss Adams LLP to serve as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2018.

AUDIT COMMITTEE REPORT

The following report of the Audit Committee does not constitute soliciting material and shall not be deemed filed or incorporated by reference into any other filing by Alaska Communications Systems Group, Inc. under the Securities Act of 1933 or the Securities Exchange Act of 1934.

The Audit Committee oversees the quality of the Company’s financial reporting process on behalf of the Board. It assists the Board in fulfilling its oversight responsibilities to the stockholders relating to the Company’s financial statements and the financial reporting process, the systems of internal accounting and financial controls, and the audit process. While the Audit Committee sets the overall corporate tone for quality financial reporting, management has the primary responsibility for the preparation, presentation and integrity of the Company’s financial statements and the reporting process, including internal control systems and procedures designed to reasonably assure compliance with accounting standards, applicable laws and regulations. The Company’s independent registered public accounting firm is responsible for expressing an opinion as to the conformity of the Company’s audited financial statements with accounting principles generally accepted in the United States of America and the effectiveness of the Company’s internal controls over financial reporting.

The Audit Committee has discussed and reviewed with its independent registered public accounting firm, Moss Adams, for the fiscal year ended December 31, 2017, all matters required to be discussed under the rules adopted by the Public Company Accounting Oversight Board (United States).

The Audit Committee has received from Moss Adams a formal written statement describing all relationships between Moss Adams and the Company that might bear on the auditors’ independence as required by applicable requirements of the Public Company Accounting Oversight Board and discussed with Moss Adams any relationships that may impact their objectivity and independence, and satisfied itself as to Moss Adams’ independence.

The Audit Committee has met with Moss Adams, with and without management present, as deemed appropriate, to discuss the overall scope of Moss Adams’ quarterly reviews and annual audit of the Company’s financial statements, the results of its examinations, its evaluations of the Company’s internal controls and the overall quality of its financial reporting. The Audit Committee has met and discussed with management and Moss Adams the quarterly financial information and statements and the annual audited financial statements prior to the release of that information and the filing of the Company’s quarterly and annual reports with the Securities and Exchange Commission.

Based on the reviews and discussions referred to above, the Audit Committee recommended to the Board that the audited financial statements be included in the Company’s Annual Report on Form 10-K for the year ended December 31, 2017, filed with the SEC on March 16, 2018.

Submitted by,
Peter D. Ley, Chair Edward (Ned) J. Hayes, Jr. Brian A. Ross

PROPOSAL 5: RATIFICATION OF THE ADOPTION OF THE SECTION 382 TAX BENEFITS PRESERVATION PLAN

You are being asked to ratify the adoption by our Board of the Section 382 Tax Benefits Preservation Plan in the form of a Section 382 Rights Agreement, dated as of January 8, 2018, by and between the Company and Computershare Trust Company, N.A., a federally chartered trust company, as Rights Agent (the “Tax Benefits Preservation Plan”), a copy of which is attached as Appendix B to this Proxy Statement. Stockholder ratification of the Tax Benefits Preservation Plan is not required by applicable law or by our Amended and Restated Certificate of Incorporation, as amended, Amended and Restated Bylaws or other governing documents. Nonetheless, our Board has determined to request stockholder ratification of the adoption of the Tax Benefits Preservation Plan to determine the viewpoint of stockholders on the advisability of the Tax Benefits Preservation Plan and as a matter of good corporate governance.

Background

Like many companies, the Company has generated net operating losses that, under federal tax laws, can be “carried forward” to offset the Company’s federal income tax obligations in future years. As of December 31, 2017, the Company had approximately $78.1 million of (pre-tax) federal net operating loss carryforwards (“NOLs”), with various expiration dates beginning in 2031 through 2037, which could potentially be utilized in certain circumstances to offset the Company’s future taxable income and reduce its federal income tax liability. Additional information with respect to these NOLs is contained in the Company’s Annual Report on Form 10-K for the fiscal year ended December 31, 2017, which the Company filed with the SEC on March 16, 2018.

Our Board believes that our NOLs have the potential to be a valuable asset. However, because the amount and timing of our future taxable income cannot be accurately predicted, we cannot predict the amount of NOLs that will ultimately be used to reduce the Company’s federal income tax liability. Although we are unable to quantify an exact value for the benefits that the NOLs may ultimately provide us with, we believe that the NOLs are a potentially valuable asset and the Board believes it is in the Company’s and its stockholders’ best interests to attempt to protect this asset by preventing the imposition of limitations on their use. The benefits of the NOLs would be reduced, and our use of the NOLs would be substantially delayed or potentially lost, if we experience an “ownership change,” as determined under Section 382 of the Internal Revenue Code, as amended, and applicable Treasury Regulations (“Section 382”).

Under Section 382, an “ownership change” occurs if a stockholder or a group of stockholders that is deemed to own at least 5% of our Common Stock increases their ownership (individually, or collectively with other such “5-percent stockholders”) by more than 50 percentage points over their lowest ownership percentage within a rolling three-year period. If an ownership change occurs, Section 382 would impose an annual limit on the amount of our NOLs that we can use to offset income taxes equal to the product of the total value of our outstanding equity immediately prior to the ownership change (reduced by certain items specified in Section 382) and the federal long-term tax-exempt interest rate in effect for the month of the ownership change. A number of complex rules apply to calculating this annual limit. If an ownership change were to occur, the limitations imposed by Section 382 could result in a substantial delay in the timing of the usage of our NOLs or in a material amount of our NOLs expiring unused and, therefore, significantly impair the value of our NOLs. While we periodically monitor our NOLs and currently believe that an ownership change that would impair the value of our NOLs has not occurred, the complexity of Section 382’s provisions and the limited knowledge any public company has about the ownership of its publicly traded stock make it difficult to determine whether an ownership change has in fact occurred.

After careful consideration, and after consulting with our tax, financial and legal advisors, on January 8, 2018, our Board acted to preserve the potential benefits of our NOLs by adopting the Tax Benefits Preservation Plan. The Tax Benefits Preservation Plan, pursuant to which we have issued certain preferred stock purchase rights

(the “Rights”) with terms designed to deter transfers of our Common Stock that could result in an ownership change, is described below, and its full terms can be found in the accompanying Appendix B. The Board urges stockholders to read carefully the proposal, the considerations discussed below under the heading “Certain Considerations Related to the Tax Benefits Preservation Plan” and the full terms of the Tax Benefits Preservation Plan.

The Board recommends that stockholders ratify the adoption of the Tax Benefits Preservation Plan.

Reasons for the Tax Benefits Preservation Plan

In light of the reasons set forth below, the Board continues to believe that the Tax Benefits Preservation Plan is in the best interest of all of the Company’s stockholders:

•	Size of the Company’s Pre-tax Federal Net Operating Loss Carryforwards. As discussed above, as of December 31, 2017, the Company had approximately $78.1 million of (pre-tax) federal NOLs, with various expiration dates beginning in 2031 through 2037, which could potentially be utilized in certain circumstances to offset the Company’s future taxable income and reduce its federal income tax liability.

•	Consequences of an Ownership Change. If an ownership change were to occur, the limitations imposed by Section 382 could result in a substantial delay in the timing of the usage of our NOLs or in a material amount of our NOLs expiring unused and, therefore, significantly impair the value of our NOLs. If an ownership change occurs, Section 382 would impose an annual limit on the amount of our NOLs that we can use to offset income taxes equal to the product of the total value of our outstanding equity immediately prior to the ownership change (reduced by certain items specified in Section 382) and the federal long-term tax-exempt interest rate in effect for the month of the ownership change. A number of complex rules apply to calculating this annual limit.

•	Effect in Deterring an Ownership Change. The Board believes that the Tax Benefits Preservation Plan, by deterring any person from acquiring beneficial ownership of 4.99% or more of the Company’s outstanding common stock without the approval of the Board, serves as an important tool to help prevent an ownership change that could substantially reduce or eliminate the potential benefits of our NOLs and, accordingly, protect these potentially valuable assets. However, it is important to note that the Tax Benefits Preservation Plan does not offer a complete solution to protecting our NOLs, and an ownership change may occur even if the Tax Benefits Preservation Plan is ratified and the Board decides to leave the Tax Benefits Preservation Plan in place. The Tax Benefits Preservation Plan may deter, but ultimately cannot block, all transfers of our Common Stock that might result in an ownership change. The limitations of the Tax Benefits Preservation Plan are described in more detail below.

•	Similarity of the Tax Benefits Preservation Plan to Tax Benefits Preservation Plans Adopted By Other Public Companies. The Tax Benefits Preservation Plan is not particularly novel in form or terms and is similar to the tax benefits preservation plans adopted by numerous other public companies seeking to preserve the potential benefits of their NOLs. The Board also took into account that, since 1998, more than 200 tax benefits preservation plans have been adopted, and that there are currently more than 100 tax benefits preservation plans in effect at public companies.

•	Compliance of the Tax Benefits Preservation Plan with Proxy Advisory Firm Policies. In addition to the fact that the Tax Benefits Preservation Plan is being submitted to stockholders for ratification at the first meeting of stockholders called since the Tax Benefits Preservation Plan was adopted on January 8, 2018, the Tax Benefits Preservation Plan’s provisions are intended to comply with the published guidelines contained in the 2018 Proxy Voting Guidelines of ISS regarding stockholder rights plans adopted to protect a company’s NOLs. Such provisions include the following: (i) the term of the Tax Benefits Preservation Plan does not exceed the shorter of three years and the exhaustion of the NOLs; (ii) an ownership threshold slightly below 5 percent; and (iii) stockholder protection mechanisms such as “sunset” provisions that cause the early expiration of the Tax Benefits Preservation Plan upon exhaustion or expiration of the NOLs, the repeal of Section 382, or upon such other event such that the Tax Benefits Preservation Plan is no longer necessary or desirable for the preservation of the Company’s tax attributes.

•	Current Stockholder Ownership Profile. In determining to approve the Tax Benefits Preservation Plan, the Board took into consideration the Company’s current stockholder ownership profile, including the extent to which there are existing stockholders who may be deemed Section 382 “5-percent stockholders.”

•	Recent Interest in the Company by Activist Investors. The Company believes that the interest in the Company shown by activist and other investors over the past six months, including the activist investments that have been disclosed in numerous filings made with the SEC, could make it more likely that the Company attracts additional activist, event-oriented or other investors. Some of these investors, in the absence of the Tax Benefits Preservation Plan, may otherwise seek to acquire an amount of our Common Stock that would cause the person to become a Section 382 “5-percent stockholder” and, thus, make it more likely that a stockholder or a group of stockholders that is deemed to own at least 5% of our Common Stock increases their ownership (individually, or collectively with other such “5-percent stockholders”) by more than 50 percentage points over their lowest ownership percentage within a rolling three-year period.

Ratification of the Tax Benefits Preservation Plan

The proposal to ratify the Tax Benefits Preservation Plan will require the affirmative vote of the holders of a majority of the outstanding shares as of the Record Date that are present in person or represented by proxy at the 2018 Annual Meeting and entitled to vote on such matter. Although not required by our governing documents or by applicable law, the Board is asking stockholders to ratify the Tax Benefits Preservation Plan, which was originally adopted by the Board effective as of January 8, 2018, as a matter of good corporate governance. As explained above, the Tax Benefits Preservation Plan was adopted by the Board in an effort to protect a potentially valuable asset and preserve the Company’s future ability to use its NOLs. In the event the stockholders fail to ratify the Tax Benefits Preservation Plan, the Board may, although it is not required to, reconsider whether or not to preserve the Tax Benefits Preservation Plan.

Section 382 Ownership Change Determinations

The rules of Section 382 are very complex and are beyond the scope of this summary discussion. Some of the factors that must be considered in determining whether a Section 382 ownership change has occurred include:

•	All stockholders who each own less than 5% of our Common Stock are generally (but not always) treated as a single “5-percent stockholder” (referred to as a “public group”) for purposes of Section 382. Transactions in the public markets among stockholders who are members of a public group are generally (but not always) excluded from the Section 382 calculation.

•	There are several rules regarding the aggregation and segregation of stockholders who otherwise do not qualify as Section 382 “5-percent stockholders.” Ownership of stock is generally attributed to its ultimate beneficial owner without regard to ownership by nominees, trusts, corporations, partnerships or other entities.

•	Acquisitions by a person that cause the person to become a Section 382 “5-percent stockholder” may result in a 5% (or more) change in ownership, regardless of the size of the final purchase(s) that caused the threshold to be exceeded.

•	Certain constructive ownership rules, which generally attribute ownership of stock owned by estates, trusts, corporations, partnerships or other entities to the ultimate indirect individual owner thereof, or to related individuals, are applied in determining the level of stock ownership of a particular stockholder. Special rules can result in the treatment of options (including warrants) or other similar interests as having been exercised if such treatment would result in an ownership change.

•	Our redemption or buyback of our Common Stock may increase the ownership of any Section 382 “5-percent stockholders” (including groups of stockholders who are not themselves 5-percent stockholders) and can contribute to an ownership change. In addition, it is possible that a redemption or buyback of shares could cause a holder of less than 5% to become a Section 382 “5-percent stockholder,” resulting in a 5% (or more) change in ownership.

Description of the Tax Benefits Preservation Plan

The following description of the Tax Benefits Preservation Plan is qualified in its entirety by reference to the complete text of the Tax Benefits Preservation Plan, which is attached to this Proxy Statement as Appendix B. We urge you to read carefully the Tax Benefits Preservation Plan in its entirety as the discussion below is only a summary. The Tax Benefits Preservation Plan is intended to act as a deterrent to any person acquiring beneficial ownership of 4.99% or more of our outstanding shares of Common Stock within the meaning of Section 382, other than with the approval of the Board, in an effort to diminish the risk that the Company’s ability to utilize its NOLs may become substantially limited, which could therefore significantly impair the value of those assets. Stockholders who beneficially owned 4.99% or more of the outstanding shares of Common Stock prior to the first public announcement made by the Company on January 9, 2018 of the adoption of the Tax Benefits Preservation Plan will not trigger the Tax Benefits Preservation Plan so long as such stockholders do not acquire additional shares of Common Stock (other than pursuant to a dividend or distribution paid or made by the Company on the outstanding shares of Common Stock or pursuant to a stock split, reverse stock split, subdivision or reclassification of the outstanding shares of Common Stock) at a time when they still beneficially own 4.99% or more of the outstanding shares of Common Stock.

The Rights. On January 8, 2018, the Board authorized the issuance and declared a dividend of one Right per each outstanding share of the Common Stock payable to the Company’s stockholders of record as of the close of business on January 19, 2018. One Right will also be issued together with each share of the Common Stock issued after January 19, 2018 but before the Distribution Date (as defined below) and, in certain circumstances, after the Distribution Date.

The Series A Preferred Stock. Subject to the terms, provisions and conditions of the Tax Benefits Preservation Plan, if the Rights become exercisable, each Right would initially represent the right to purchase from the Company one one-thousandth of a share (a “Unit”) of a newly-designated series of preferred stock, Series A Junior Participating Preferred Stock, par value $0.01 per share, of the Company (the “Series A Preferred Stock”) for a purchase price of $5.50 (the “Purchase Price”). If issued, each Unit of Series A Preferred Stock would give the stockholder approximately the same dividend, voting and liquidation rights as does one share of the Common

Stock and the value of one Unit of Series A Preferred Stock is expected to approximate the value of one share of Common Stock. However, prior to exercise, a Right does not give its holder any rights as a stockholder of the Company, including, without limitation, any dividend, voting or liquidation rights.

Acquiring Person. Under the Tax Benefits Preservation Plan, subject to the exceptions noted below, an “Acquiring Person” is any person who or which, together with all Affiliates and Associates (as such terms are defined in the Tax Benefits Preservation Plan) of such person, is or becomes the beneficial owner of 4.99% or more of the shares of Common Stock outstanding other than as a result of repurchases of stock by the Company, dividends or distributions by the Company or certain inadvertent actions by stockholders. The term “person” for purposes of the definition of Acquiring Person and the Tax Benefits Preservation Plan means any individual, firm, corporation, partnership, limited liability company, limited liability partnership, association, trust, syndicate or other entity, or any group of persons making a “coordinated acquisition” of shares of Common Stock or otherwise treated as an entity within the meaning of Section 1.382-3(a)(1) of the Treasury Regulations or otherwise for purposes of Section 382, or any successor provision or replacement provision, and includes any successor (by merger or otherwise) of such individual or entity. The Tax Benefits Preservation Plan provides that the following persons shall not be deemed an Acquiring Person thereunder:

•	the Company or any subsidiary of the Company;

•	any employee benefit plan or employee stock plan of the Company or any subsidiary of the Company, or any person organized, appointed, established or holding shares of Common Stock of the Company for or pursuant to the terms of any such plan;

•	any person who would otherwise be an Acquiring Person upon the first public announcement by the Company of the adoption of the Tax Benefits Preservation Plan, unless and until such person or any Affiliate of such person acquires beneficial ownership of any additional shares of Common Stock of the Company after the first public announcement by the Company of the adoption of the Tax Benefits Preservation Plan (other than pursuant to a stock split, reverse stock split, stock dividend, reclassification or similar transaction effected by the Company) at a time when such person still beneficially owns 4.99% or more of the Common Stock;

•	any “direct public group” within the meaning of Treasury Regulations Section 1.382-2T(j)(2)(ii);

•	any person who as the result of an acquisition of shares of Common Stock by the Company (or any subsidiary of the Company, any employee benefit plan or employee stock plan of the Company or any subsidiary of the Company, or any person organized, appointed, established or holding shares of Common Stock of the Company for or pursuant to the terms of any such plan) that, by reducing the number of shares of Common Stock of the Company outstanding, increases the proportionate number of shares of Common Stock of the Company beneficially owned by such person to 4.99% or more of the shares of Common Stock of the Company then outstanding;

•

any person who or which, within ten (10) business days of being requested by the Company to advise it regarding the same, certifies to the Company that such person acquired shares of Common Stock in excess of 4.99% inadvertently or without knowledge of the terms of the Rights and who or which, together with all Affiliates and Associates, thereafter within ten (10) business days following such certification reduces such person’s (together with its Affiliates’ and Associates’) beneficial ownership to less than 4.99% of the shares of Common Stock then outstanding; provided, however, that (x) if the person requested to so certify fails to do so within ten (10) business days or breaches or violates such certification, then such person shall become an Acquiring Person immediately after such ten (10) business day period or such breach or violation or (y) if the person together with its Affiliates and Associates fails to reduce beneficial ownership to less than 4.99% within ten (10) business days following such certification, then such person shall become an Acquiring Person immediately after such ten (10) business day period; and

•	any person who the Board determines, in its sole discretion, prior to the time such person would otherwise be an Acquiring Person, should be permitted to become the beneficial owner of up to a number of the shares of Common Stock determined by the Board (the “Exempted Number”) and be exempted from being an Acquiring Person, unless and until such Person acquires beneficial ownership of shares of Common Stock of the Company in excess of the Exempted Number (other than pursuant to a stock split, stock dividend or similar transaction) in which case such Person shall be an Acquiring Person.

Pursuant to the Tax Benefits Preservation Plan, a person (other than any “direct public group” within the meaning of Treasury Regulations Section 1.382-2T(j)(2)(ii)) will be treated as the beneficial owner of 4.99% or more shares of the Common Stock if, in the determination of the Board, that person (individually, or together with other persons) would be treated as a “5-percent stockholder” for purposes of Section 382 (substituting “4.99” for “5” each time “five” or “5” is used in or for purposes of Section 382).

Beneficial Ownership. A person’s beneficial ownership of shares of Common Stock is determined as provided in the Tax Benefits Preservation Plan and, subject to the specific definition of “beneficial ownership” included in the Tax Benefits Preservation Plan and the various exceptions to such definition that are provided therein, beneficial ownership generally includes, without limitation, any securities (i) which such person or such person’s Affiliates or Associates, directly or indirectly has the right to vote or dispose of, (ii) which such person or such person’s Affiliates or Associates is deemed to beneficially own, directly or indirectly, within the meaning of Rule 13d-3 of the General Rules and Regulations under the Exchange Act, (iii) which are beneficially owned, directly or indirectly, by any other person, if such person or any of such person’s Affiliates or Associates has any agreement, arrangement or understanding (whether or not in writing) with such other person or any of such other person’s Affiliates or Associates for the purpose of acquiring, holding, voting or disposing of any securities of the Company, and (iv) which such person would otherwise be deemed to actually or constructively own for purposes of Section 382 or the Treasury Regulations promulgated thereunder; provided, however, for purposes of the Tax Benefits Preservation Plan, a person shall not be deemed the Beneficial Owner of, or to Beneficially Own, any securities if (A) such securities would not be deemed constructively or otherwise owned by, or otherwise aggregated with shares owned by, such Person, and (B) such securities would not be deemed constructively or otherwise owned by a single “entity,” in each case, for purposes of Section 382.

Initial Exercisability. The Rights are not exercisable until the close of business on the earlier to occur of the:

•	tenth (10th) calendar day after a public announcement that a person has become an Acquiring Person; and

•	tenth (10th) calendar day (or such later date as may be determined by the Board prior to such time as any person becomes an Acquiring Person) after the commencement of a tender or exchange offer by or on behalf of a person that, if completed, would result in such person, together with its Affiliates and Associates, becoming an Acquiring Person, irrespective of whether any shares are actually purchased pursuant to such offer.

We refer to the date that the Rights become exercisable as the “Distribution Date.” Until the Distribution Date, the Company’s Common Stock certificates or the ownership statements issued with respect to uncertificated shares of Common Stock will evidence the Rights and will contain a notation to that effect. Any transfer of Common Stock prior to the Distribution Date will constitute a transfer of the associated Rights. After the

Distribution Date, separate Rights certificates will be issued, and the Rights may be transferred apart from the transfer of the underlying Common Stock, unless and until the Board has determined to effect an exchange pursuant to the Tax Benefits Preservation Plan (as described below).

“Flip-In” Event. In the event that a person becomes an Acquiring Person, each holder of a Right, other than Rights that are under certain circumstances beneficially owned, or under certain circumstances were beneficially owned, by the Acquiring Person (which will thereupon become void), will, from and after the Distribution Date, have the right to receive, upon exercise of a Right and payment of the Purchase Price, a number of shares of Common Stock having a market value of two times the Purchase Price.

Discretionary Authority of the Board to Exempt a Transaction. The Tax Benefits Preservation Plan grants discretion to the Board to exempt a specific acquisition of the Company’s Common Stock from being deemed a triggering event under the Tax Benefits Preservation Plan. In connection with the Cooperation Agreement that the Company entered into with the Singer Group on May 9, 2018, the Board granted TAR Holdings LLC a limited, one-time and non-transferrable exemption under the Tax Benefits Preservation Plan allowing TAR Holdings LLC to acquire beneficial ownership of additional shares of the Company’s Common Stock such that, together with its beneficial ownership of the Company’s Common Stock on the date of the Cooperation Agreement, TAR Holdings LLC would, together with all the other parties included within the Singer Group and all of their respective Affiliates and Associates, beneficially own a maximum number of shares of the Company’s Common Stock representing no more than nine percent (9%) of the Common Stock then outstanding. See “PROPOSAL 1: ELECTION OF DIRECTORS – Cooperation Agreement with the Singer Group.”

Redemption. At any time until the close of business on the tenth (10th) calendar day after the day a public announcement or the filing is made indicating that a person has become an Acquiring Person (and prior to the giving of notice of the exchange or redemption, as applicable to the holders of the Rights), or thereafter under certain circumstances, the Company may redeem the Rights in whole, but not in part, at a price of $0.001 per Right (the “Redemption Price”). The redemption of the Rights may be made effective at such time, on such basis and with such conditions as the Board in its sole discretion may establish. Immediately upon any redemption of the Rights, the right to exercise the Rights will terminate, and the only right of the holders of Rights will be to receive the Redemption Price

Exchange. At any time after a person becomes an Acquiring Person, the Board may, at its option, exchange the Rights (other than Rights that have become void), in whole or in part, at an exchange ratio of one share of Common Stock, or a fractional share of Series A Preferred Stock (or of a share of a similar class or series of the Company’s preferred stock having similar rights, preferences and privileges) of equivalent value, per Right (subject to adjustment). Immediately upon an exchange of any Rights, the right to exercise such Rights will terminate and the only right of the holders of Rights will be to receive the number of shares of Common Stock (or fractional share of Series A Preferred Stock or of a share of a similar class or series of the Company’s preferred stock having similar rights, preferences and privileges) equal to the number of such Rights held by such holder multiplied by the exchange ratio.

Expiration. The Rights and the Tax Benefits Preservation Plan will expire on the earliest to occur of the following:

•	the close of business on January 8, 2021;

•	the redemption of the Rights;

•	the exchange of the Rights;

•	the consummation of a reorganization transaction entered into by the Company resulting in the imposition of stock transfer restrictions that the Board determines will provide protection for the Company’s tax attributes similar to that provided by the Tax Benefits Preservation Plan;

•	the close of business on the effective date of the repeal of Section 382, or any other change, if the Board determines that the Tax Benefits Preservation Plan is no longer necessary or desirable for the preservation of the Company’s tax attributes;

•	the date on which the Board otherwise determines that the Tax Benefits Preservation Plan is no longer necessary to preserve the Company’s tax attributes; and

•	the beginning of a taxable year of the Company to which the Board determines that none of the Company’s tax attributes may be carried forward.

Anti-Dilution Provisions. The Board may adjust the Purchase Price of the Series A Preferred Stock, the number of shares of Series A Preferred Stock or other securities or assets issuable and the number of outstanding Rights to prevent dilution that may occur as a result of certain events, including among others, a share dividend, a share split or a reclassification of the Series A Preferred Stock or of the Company’s shares of Common Stock.

Amendments. Until the close of business on the tenth (10th) calendar day after the day a public announcement or a filing is made indicating that a person has become an Acquiring Person, or thereafter under certain circumstances, the Company may amend the Rights in any manner. The Company may also amend the Tax Benefits Preservation Plan after the close of business on the tenth (10th) calendar day after the day a public announcement or filing is made indicating that a person has become an Acquiring Person, to cure ambiguities, to correct defective or inconsistent provisions or to otherwise change or supplement the Tax Benefits Preservation Plan in any manner that does not adversely affect the interests of holders of the Rights.

Tax Consequences. The issuance of the Rights should not be taxable to the Company or to stockholders under presently existing federal income tax law. However, if the Rights become exercisable or are redeemed, stockholders may recognize taxable income, depending on the circumstances then existing.

Certain Considerations Related to the Tax Benefits Preservation Plan

In voting on this Proposal 5, stockholders should carefully consider the following:

Future Use and Amount of the NOLs is Uncertain

Our use of the NOLs depends on our ability to generate taxable income in the future. We cannot assure you whether we will have taxable income in any applicable period or, if we do, whether such income or the NOLs at such time will exceed any potential Section 382 limitation.

Potential Effects on Liquidity

The Tax Benefits Preservation Plan is intended to deter persons or groups of persons from acquiring beneficial ownership of our Common Stock in excess of the specified limitations. A stockholder’s ability to dispose of our Common Stock may be limited if the Tax Benefits Preservation Plan reduces the number of persons willing to acquire beneficial ownership of our common stock or the amount they are willing to acquire.

Potential Challenge by the Internal Revenue Service (“IRS”) to our NOLs

The IRS has not audited or otherwise validated the amount of our NOLs. The IRS could challenge the amount of our NOLs, which could limit our ability to use our NOLs to reduce our future income tax liability. In addition, the complexity of Section 382’s provisions and the limited knowledge any public company has about the ownership of its publicly traded stock make it difficult to determine whether an ownership change has occurred. Therefore, we cannot assure you that the IRS will not claim that we experienced an ownership change and attempt to reduce or eliminate the benefit of our NOLs even if the Tax Benefits Preservation Plan is in place.

Continued Risk of Ownership Change

Although the Tax Benefits Preservation Plan is intended to reduce the likelihood of an ownership change, we cannot assure you it would prevent all transfers of our Common Stock that could result in such an ownership change.

Potential Impact on the Value of the Common Stock

The Tax Benefits Preservation Plan could depress the value of our Common Stock in an amount that could more than offset any value preserved from protecting our NOLs if investors object to holding our Common Stock subject to the terms of the Tax Benefits Preservation Plan.

Potential Anti-Takeover Impact

The principal reason the Board adopted the Tax Benefits Preservation Plan is that the Board believes that the Company’s approximately $78.1 million of (pre-tax) federal NOLs are a potentially valuable asset and the Board, taking into consideration the reasons described above under the caption “Reasons for the Tax Benefits Preservation Plan,” determined that it is in the best interests of the Company’s stockholders to protect this potentially valuable asset, through the adoption of a Tax Benefits Preservation Plan, from being impaired under Section 382 of the Internal Revenue Code due to the occurrence of an ownership change. While the Tax Benefits Preservation Plan is not principally intended to prevent a takeover, it may have an anti-takeover effect because an Acquiring Person may be diluted upon the occurrence of a triggering event. Accordingly, the overall effects of the Tax Benefits Preservation Plan may be to render more difficult, or discourage a merger, tender offer, or assumption of control by a substantial holder of our securities. The Tax Benefits Preservation Plan, however, should not interfere with any merger or other business combination approved by the Board. In addition, the Tax Benefits Preservation Plan provides the Board with the ability to exempt a transaction from being deemed a triggering event under the Tax Benefits Preservation Plan.

SEC Registration

Since the Rights are not exercisable immediately, registration of the preferred stock issuable upon exercise of the Rights with the Securities and Exchange Commission under the Securities Act of 1933, as amended, is not required until the Rights become exercisable.

United States Federal Income Tax Consequences

The United States federal income tax consequences of stockholder rights agreements have not been definitively established by Congress or the courts, and the only revenue ruling issued by the Internal Revenue Service to date addresses the adoption of a stockholder rights agreement, but not any later tax consequences. The following discussion of probable tax consequences is subject to changes in the law, as well as clarification and interpretation of existing law that may have retroactive as well as prospective effect. Under Revenue Ruling 90-11, the adoption of the Tax Benefits Preservation Plan and the subsequent distribution of the Rights to stockholders would not be a taxable event for us or our stockholders under federal income tax laws. Although not addressed in the revenue ruling, the physical distribution of rights certificates upon the Rights becoming exercisable should not result in any tax. After such physical distribution, the Rights would probably be treated for tax purposes as capital assets in the hands of most stockholders and each right would probably have a basis of zero and a holding period which relates back to the holding period of the stock with respect to which such Rights were issued. Upon the Rights becoming Rights to purchase acquirer common stock, holders of Rights probably would be taxed even if the Rights were not exercised. Upon the Rights being redeemed for cash or the Rights being exchanged for our Common Stock, holders of the Rights would probably have a taxable event. Upon the Rights becoming Rights to purchase our Common Stock, holders of Rights would probably not have a taxable event. The Rights may have an impact on any tax-free reorganizations we may undergo. Several types of tax-free transactions can still be structured, although the Rights may not be subject to tax-free treatment.

Accounting Treatment

The issuance of the Rights as a dividend to stockholders of record as of January 19, 2018 had no financial accounting or reporting impact. The fair value of the Rights was zero because the Rights were “out of the money” when issued and no value is attributable to them. Additionally, the Rights do not meet the definition of a liability under generally accepted accounting principles in the United States and are therefore not accounted for as a long-term obligation.

Effect of Stockholders Not Ratifying the Tax Benefits Preservation Plan

None of our Amended and Restated Certificate of Incorporation, as amended, Amended and Restated Bylaws, or other governing documents or applicable law requires stockholder ratification of the adoption of the Tax Benefits Preservation Plan. However, the Board considers a proposal for stockholders to ratify the adoption of the Tax Benefits Preservation Plan a matter of good corporate governance. If the stockholders do not ratify the adoption of the Tax Benefits Preservation Plan, the Board will consider whether to continue the Tax Benefits Preservation Plan in its current form, to amend one or more of its provisions, or to terminate it by redeeming the Rights or otherwise. In weighing such alternatives, the Board will likely take into account a number of factors, including the nature of stockholders’ objections to the Tax Benefits Preservation Plan (to the extent discernable), then current market conditions, whether the Board believes the Tax Benefits Preservation Plan continues to serve as an important tool to help prevent an ownership change that could substantially reduce or eliminate the potential benefits of our NOLs and whether the Board believes that, despite the failure of stockholders to ratify the Tax Benefits Preservation Plan, in the exercise of its fiduciary duties, it is appropriate and in the best interests of stockholders to continue the Tax Benefits Preservation Plan. Although the Board will carefully consider the stockholders’ vote as expressed at the 2018 Annual Meeting, because the Board owes fiduciary duties to all stockholders, it must make an independent decision in the exercise of its fiduciary duties whether it is in the best interests of the Company and all of its stockholders to terminate the Tax Benefits Preservation Plan, and may not rely solely on the stockholder vote in making this decision. Accordingly, the Board may decide that its fiduciary duties require it to leave the Tax Benefits Preservation Plan in place, with or without amending one or more of its provisions, notwithstanding the failure of stockholders to ratify its adoption. Likewise, even if stockholders ratify the adoption of the Tax Benefits Preservation Plan, the Board may, at any time during the term of the Tax Benefits Preservation Plan, determine, in the exercise of its fiduciary duties, that the Tax Benefits Preservation Plan should be terminated.

Recommendation of the Board of Directors

The Board of Directors believes that Proposal 5 is in the Company’s best interest and the best interests of its stockholders and recommends a vote “FOR” the ratification of our Tax Benefits Preservation Plan.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

The following table provides information about beneficial owners of five percent or more of the Company’s Common Stock outstanding as of May 11, 2018.

Name and Address	Amount and nature of beneficial ownership	Percent of class
Aegis Financial Corporation
6862 Elm Street, Suite 830, McLean, VA 22101-3838	2,847,386(1)	5.4%
Karen Singer
212 Vaccaro Drive, Cresskill, NJ, 07626	2,639,984(2)	5.0%

(1)	Based on a Schedule 13D/A filed with the SEC on February 9, 2018 by Aegis Financial Corporation. The Schedule 13D/A indicates that Aegis Financial Corporation has shared dispositive power and shared voting power with Scott L. Barbee with respect to 2,847,386 shares.

(2)	Based on a Schedule 13D/A filed with the SEC on April 30, 2018 by Karen Singer and TAR Holdings LLC. The Schedule 13D/A indicates that Karen Singer has sole dispositive power and sole voting power with respect to 2,639,984 shares, and shared dispositive power and shared voting power with respect to none of the shares, and that TAR Holdings LLC has sole dispositive power and sole voting power with respect to 2,639,984 shares and shared dispositive power and shared voting power with respect to none of the shares.

The following table sets forth the number of shares of the Company’s common stock beneficially owned as of May 11, 2018, by our current directors and director nominees; NEOs; and all the directors and executive officers as a group.

Beneficial ownership is determined in accordance with Rule 13d-3 of the Exchange Act. Each person has sole voting and investment power with respect to the shares indicated except as otherwise stated in the footnotes to the table.

		Class-Common Stock
	Name of beneficial owner	Shares owned	Other beneficial ownership	Acquirable within 60 days	Total	Percent of class (3)
Directors:
	Edward (Ned) J. Hayes, Jr.	275,419	–	–	275,419	*
	Wayne Barr, Jr.	–	–	–	–	–
	Margaret L. Brown	–	147,816(1)	–	147,816	*
	David W. Karp	1,000	158,977(1)	–	159,977	*
	Peter D. Ley	31,340	159,704(1)	–	191,044	*
	Robert M. Pons	–	–	–	–	–
	Brian A. Ross	133,330	29,553(1)	–	162,883	*
	Anand Vadapalli	1,556,472	–	–	1,556,472	2.93%

Named Executive Officers:
	Laurie M. Butcher	175,427	–	–	175,427	*
	Randy M. Ritter	180,001	–	–	180,001	*
	Leonard A. Steinberg	562,087	–	63,466(2)	625,553	1.18%
	William H. Bishop	166,790	–	–	166,790	*

(1)	Includes deferred units and equivalents awarded as non-employee director compensation, which have been deferred until the director’s retirement from the Board.

(2)	Includes unvested restricted stock units (“RSUs”) that are subject to acceleration and vesting upon Mr. Steinberg’s retirement from the Company.

(3)	An asterisk indicates beneficial ownership of less than 1%, based on the number of shares outstanding as of May 11, 2018.

	Shares owned	Other beneficial ownership	Acquirable within 60 days	Total	Percent of class
Total directors & executive officers as a group (12 persons)	3,081,866	496,050	63,466	3,641,382	6.86%

Section 16(a) Beneficial Ownership Reporting Compliance

Federal securities laws require executive officers, directors, and owners of more than 10% of our common stock to file reports (Forms 3, 4 and 5) with the SEC and any stock exchange or trading system on which our securities are listed. These reports relate to the number of shares of our common stock that each such person owns and any change in their ownership. Based solely on our review of Forms 3, 4 and 5 filed with the SEC, we believe that all persons required to file such forms have done so in a timely manner during 2017.

PERFORMANCE GRAPH

The following line graph compares the cumulative total stockholder return on our common stock from December 31, 2012 through December 31, 2017 with the cumulative total return of the S&P 500, and the cumulative total return of the Nasdaq Telecommunications Index. The graph assumes an initial investment of $100 in our common stock and in each of the S&P 500, and Nasdaq Telecommunications indices on December 31, 2012, and assumes that dividends, if any, were reinvested.

		2012	2013	2014	2015	2016	2017

Alaska Communications Systems Group Inc.	Cum $	100.00	109.28	92.27	90.21	84.54	138.14
S&P 500 Index - Total Returns	Cum $	100.00	132.39	150.51	152.59	170.84	208.14
NASDAQ Telecommunications Index	Cum $	100.00	145.01	152.49	147.88	169.11	196.34

STOCKHOLDER PROPOSALS AND COMMUNICATIONS WITH THE BOARD OF DIRECTORS

Stockholder Proposals Submitted Pursuant to Rule 14a-8 of the Exchange Act. To be considered for inclusion in next year’s proxy statement and form of proxy pursuant to Rule 14a-8 of the Exchange Act and acted upon at the 2019 Annual Meeting of Stockholders, stockholder proposals must be submitted in writing to the attention of our Secretary at our principal office no later than January 14, 2019. To avoid controversy, stockholders should submit proposals by means (including electronic) that permit them to prove the date of delivery. Such proposals also must comply with Rule 14a-8 of the Exchange Act and the interpretations thereof, and may be omitted from the Company’s proxy materials for the 2019 Annual Meeting if such proposals are not in compliance with applicable requirements of the Exchange Act.

Stockholder Proposals Not Submitted Pursuant to Rule 14a-8 of the Exchange Act and Director Nominations. Our Amended and Restated Bylaws establish advance notice procedures with regard to stockholder proposals or director nominations that are not submitted for inclusion in the Proxy Statement. With respect to such stockholder proposals or director nominations, a stockholder’s advance notice must be made in writing, must meet the requirements set forth in our Bylaws and must be delivered to and otherwise received by our Secretary no earlier than January 26, 2019 and no later than the close of business on February 25, 2019. However, in the event that the date of the 2019 Annual Meeting is advanced by more than thirty (30) calendar days from the anniversary date of the 2018 Annual Meeting, notice by the stockholder to be timely must be delivered to the Secretary at the principal executive offices of the Company not later than the close of business on the later of (i) the one hundred twentieth (120th) calendar day prior to the 2019 Annual Meeting or (ii) the tenth (10th) calendar day following the day on which public disclosure of the date of 2019 Annual Meeting is first made by the Company. The requirements for such notice are set forth in our Bylaws found on our website at www.alsk.com.

General Requirements. Each proposal submitted must be a proper subject for stockholder action at the annual meeting. The stockholder proponent must appear in person to present the proposal or nomination at the meeting or send a qualified representative to present such proposal or nomination. If a stockholder gives notice after the applicable deadlines or otherwise does not satisfy the relevant requirements of Rule 14a-8 of the Exchange Act or our Bylaws, the stockholder will not be permitted to present the proposal or nomination for a vote at the meeting. All proposals must be submitted to: Corporate Secretary of Alaska Communications Systems Group, Inc. at 600 Telephone Avenue, Anchorage, Alaska 99503.

Discretionary Authority Pursuant to Rule 14a-4(c) of the Exchange Act. If a stockholder who wishes to present a proposal before the 2019 Annual Meeting outside of Rule 14a-8 of the Exchange Act fails to notify us by the required dates indicated above for the receipt of advance notices of stockholder proposals and proposed director nominations, the proxies that our Board solicits for the 2019 Annual Meeting will confer discretionary authority on the person named in the proxy to vote on the stockholder’s proposal if it is properly brought before that meeting subject to compliance with Rule 14a-4(c) of the Exchange Act. If a stockholder makes timely notification, the proxies may still confer discretionary authority to the person named in the proxy under circumstances consistent with the SEC’s proxy rules, including Rule 14a-4(c) of the Exchange Act.

Communications with the Company’s Board. Stockholders may communicate with the Company’s directors at any time by U.S. mail addressed to one or more directors, the Board, or any committee of the Board, c/o Corporate Secretary; 600 Telephone Avenue, MS 65; Anchorage, Alaska 99503. The Corporate Secretary may review and summarize communications received for the purpose of expediting director review as well as forwarding the underlying correspondence.

ADDITIONAL INFORMATION

Annual Report to Stockholders

We are providing a copy of our Annual Report on Form 10-K for the year ended December 31, 2017, together with this proxy statement to stockholders of record as of May 11, 2018. Any stockholder who desires an additional copy of our Annual Report on Form 10-K or our Form 10-K/A filed with the SEC on April 30, 2018 may obtain one (excluding exhibits not incorporated by reference in this proxy statement), without charge, by addressing a request to the Corporate Secretary, Alaska Communications Systems Group, Inc., 600 Telephone Avenue, Anchorage, Alaska 99503. We will charge an amount equal to the reproduction cost and postage if exhibits other than those incorporated by reference into this proxy statement are requested.

About this Proxy Statement

Our Board has made this proxy statement available to you to solicit your vote at the 2018 Annual Meeting including any adjournment(s) or postponement(s) or adjourned meeting held thereafter. This proxy statement contains summarized information required to be provided to stockholders under rules promulgated by the SEC and is designed to assist stockholders in voting their shares. The Notice of the 2018 Annual Meeting, this proxy statement, the accompanying proxy card and our Annual Report to Stockholders for the year ended December 31, 2017 are expected to be first mailed to stockholders of record at the close of business on May 11, 2018 on or about May 14, 2018.

The SEC’s rules permit us to deliver a single set of Meeting materials to one address shared by two or more of our stockholders. This procedure is known as “householding.” Although we do not “household” for registered stockholders, a number of brokerage firms have instituted householding for shares held in street name. This procedure reduces our printing and mailing costs and fees. Stockholders who participate in householding will continue to receive separate proxy cards, and householding will not affect the mailing of account statements or special notices in any way. If you wish to receive separate copies of our Annual Report, proxy statement or notice of proxy materials in the future, please contact the bank, broker or other nominee through which you hold your shares.

Dissenting stockholders will not have the right to obtain appraisal of or payment for such stockholders’ common stock with respect to any matter to be acted upon at the 2018 Annual Meeting.

The Inspector of Elections appointed for the 2018 Annual Meeting will act as tabulator of the votes for broker and other stockholder of record proxies, and will determine whether a quorum is present.

Incorporation by Reference

To the extent that this proxy statement has been or will be specifically incorporated by reference into any other filing of Alaska Communications Systems Group, Inc. under the Securities Act of 1933, as amended, or the Exchange Act, the sections of this proxy statement entitled “Audit Committee Report” (to the extent permitted by the rules of the SEC) and “Compensation Committee Report” shall not be deemed to be so incorporated, unless specifically provided otherwise in such filing.

Non-GAAP Financial Measures and Performance Metrics

Information on how we calculate the following metrics:

•	Adjusted EBITDA is a non-GAAP measure and our measurement of Adjusted EBITDA may differ from other companies. Adjusted EBITDA eliminates the effects of period to period changes in costs that are not directly attributable to the underlying performance of the company’s business operations and is used by management and the Board to evaluate current operating financial performance. For a reconciliation of Adjusted EBITDA to the GAAP measure of net income, please refer to our Annual Report on Form 10-K for the year ended December 31, 2017.

•	Adjusted Free Cash Flow is a non-GAAP liquidity measure calculated as Adjusted EBITDA, less recurring operating cash requirements. For more detail on Adjusted Free Cash flow and a reconciliation of Adjusted Free Cash Flow to the GAAP measure of net cash provided by operating activities, please refer to our Annual Report on Form 10-K for the year ended December 31, 2017.

•	Adjusted Free Cash Flow per share is a non-GAAP measure and is calculated as Adjusted Free Cash Flow divided by the weighted average shares outstanding on a fully diluted basis.

•	Adjusted Operating Cash Flow: for the purposes of incentive compensation, is calculated as annual Adjusted EBITDA less cash interest expense. (In Thousands)

Adjusted EBITDA	$56,712
Less cash interest expense	(14,504)
Adjusted Operating Cash Flow	$42,208

•	Net Promoter Score (“NPS”): is a measure of customer satisfaction determined through customer satisfaction surveys that ask business customers, on a scale of zero to ten, how likely they are to recommend Alaska Communications to a friend or colleague. Business NPS is calculated using responses from enterprise and small and medium business customers equally weighted. We use a third-party vendor to conduct the surveys and report customer responses.

•	Total Revenue: as reported in our Annual Report on Form 10-K for the year ended December 31, 2017 includes business and wholesale revenue, consumer revenue, and access and high cost support revenues totaling $226.905 million.

Caution Concerning Forward-Looking Statements

This document contains “forward-looking statements” that are statements related to future events that by their nature address matters that are, to different degrees, uncertain. Such statements include statements relating to our intentions regarding future grants of equity awards under the 2011 Plan if the amendment to the 2011 Plan is approved by stockholders. For details on the uncertainties that may cause our actual future results to be materially different than those expressed in our forward-looking statements, see the sections entitled “Risk Factors” and “Management’s Discussion and Analysis of Financial Condition and Results of Operations” in our Annual Report on Form 10-K and Quarterly Reports on Form 10-Q. This document may also include certain forward-looking projected financial information that is based on current estimates and forecasts. Actual results could differ materially.

DIRECTIONS TO THE 2018 ANNUAL MEETING

The 2018 Annual Meeting of Stockholders of Alaska Communications Systems Group, Inc. will be held on June 25, 2018, beginning at 3:00 p.m. Alaska daylight time, at the Alaska Communications Business Technology Center located at 600 East 36th Avenue, Anchorage, Alaska. Doors to the 2018 Annual Meeting will open at 2:30 p.m.

Directions from Ted Stevens International Airport to the 2018 Annual Meeting at 600 East 36th Avenue:

1.	From the Airport, head West on W. International Airport Road.

2.	Continue along W. International Airport Road for .2 miles

3.	Turn left toward W. International Airport Road.

4.	Take a slight left onto W. International Airport Road.

5.	Continue on W. International Airport Road for 2 miles.

6.	Use the right lane to take the Minnesota Drive N. ramp toward downtown.

7.	Merge onto Minnesota Drive/Walter J. Hickel Parkway.

8.	Turn right onto W. Tudor Road.

9.	Use the left 2 lanes to turn left onto C street.

10.	Continue as C street becomes A street.

11.	Turn right into E. 36th Avenue.

12.	Arrive at the Alaska Communications Business Technology Center on your right, at 600 East 36th Avenue.

Appendix A

ALASKA COMMUNICATIONS SYSTEMS GROUP, INC.

2011 INCENTIVE AWARD PLAN

ARTICLE 1.

PURPOSE

The purpose of the Alaska Communications Systems Group, Inc. 2011 Incentive Award Plan (as it may be amended or restated from time to time, the “Plan”) is to promote the success and enhance the value of Alaska Communications Systems Group, Inc. (the “Company”) by linking the individual interests of the members of the Board, Employees, and Consultants to those of Company shareholders and by providing such individuals with an incentive for outstanding performance to generate superior returns to Company shareholders. The Plan is further intended to provide flexibility to the Company in its ability to motivate, attract, and retain the services of members of the Board, Employees, and Consultants upon whose judgment, interest, and special effort the successful conduct of the Company’s operation is largely dependent.

ARTICLE 2.

DEFINITIONS AND CONSTRUCTION

Wherever the following terms are used in the Plan they shall have the meanings specified below, unless the context clearly indicates otherwise or except as otherwise provided in an Award Agreement. The singular pronoun shall include the plural where the context so indicates.

2.1        “Administrator” shall mean the entity that conducts the general administration of the Plan as provided in Article 13. With reference to the duties of the Committee under the Plan which have been delegated to one or more persons pursuant to Section 13.6, or as to which the Board has assumed, the term “Administrator” shall refer to such person(s) unless the Committee or the Board has revoked such delegation or the Board has terminated the assumption of such duties.

2.2        “Applicable Accounting Standards” shall mean Generally Accepted Accounting Principles in the United States, International Financial Reporting Standards or such other accounting principles or standards as may apply to the Company’s financial statements under United States federal securities laws from time to time.

2.3        “Award” shall mean an Option, a Restricted Stock award, a Restricted Stock Unit award, a Performance Award, a Dividend Equivalents award, a Deferred Stock award, a Deferred Stock Unit award, a Stock Payment award or a Stock Appreciation Right, which may be awarded or granted under the Plan (collectively, “Awards”).

2.4        “Award Agreement” shall mean any written notice, agreement, terms and conditions, contract or other instrument or document evidencing an Award, including through electronic medium, which shall contain such terms and conditions with respect to an Award as the Administrator shall determine consistent with the Plan.

2.5        “Award Limit” shall mean with respect to Awards that shall be payable in Shares or in cash, as the case may be, the respective limit set forth in Section 3.3.

2.6        “Board” shall mean the Board of Directors of the Company.

2.7        “Change in Control” shall mean and includes each of the following:

(a)        A transaction or series of transactions (other than an offering of Common Stock to the general public through a registration statement filed with the Securities and Exchange Commission) whereby any “person” or related “group” of “persons” (as such terms are used in Sections 13(d) and 14(d)(2) of the Exchange Act) (other than the Company, any of its subsidiaries, an employee benefit plan maintained by the Company or any of its subsidiaries or a “person” that, prior to such transaction, directly or indirectly controls, is controlled by, or is under common control with, the Company) directly or indirectly acquires beneficial ownership (within the meaning of Rule 13d-3 under the Exchange Act) of securities of the Company possessing more than 30% of the total combined voting power of the Company’s securities outstanding immediately after such acquisition; or

(b)        During any period of two consecutive years, individuals who, at the beginning of such period, constitute the Board together with any new Director(s) (other than a Director designated by a person who shall have entered into an agreement with the Company to effect a transaction described in Section 2.7(a) or Section 2.7(c)) whose election by the Board or nomination for election by the Company’s shareholders was approved by a vote of at least two-thirds of the Directors then still in office who either were Directors at the beginning of the two-year period or whose election or nomination for election was previously so approved, cease for any reason to constitute a majority thereof; or

(c)        The consummation by the Company (whether directly involving the Company or indirectly involving the Company through one or more intermediaries) of (x) a merger, consolidation, reorganization, or business combination, or (y) a sale or other disposition of all or substantially all of the Company’s assets in any single transaction or series of related transactions, or (z) the acquisition of assets or stock of another entity, in each case other than a transaction:

(i)        Which results in the Company’s voting securities outstanding immediately before the transaction continuing to represent (either by remaining outstanding or by being converted into voting securities of the Company or the person that, as a result of the transaction, controls, directly or indirectly, the Company or owns, directly or indirectly, all or substantially all of the Company’s assets or otherwise succeeds to the business of the Company (the Company or such person, the “Successor Entity”)) directly or indirectly, at least a majority of the combined voting power of the Successor Entity’s outstanding voting securities immediately after the transaction, and

(ii)        After which no person or group beneficially owns voting securities representing 50% or more of the combined voting power of the Successor Entity; provided, however, that no person or group shall be treated for purposes of this Section 2.7(c)(ii) as beneficially owning 50% or more of combined voting power of the Successor Entity solely as a result of the voting power held in the Company prior to the consummation of the transaction; or

(d)        The Company’s shareholders approve a liquidation or dissolution of the Company.

In addition, if a Change in Control constitutes a payment event with respect to any Award which provides for the deferral of compensation and is subject to Section 409A of the Code, the transaction or event described in subsection (a), (b), (c) or (d) with respect to such Award must also constitute a “change in control event,” as defined in Treasury Regulation §1.409A-3(i)(5) to the extent required by Section 409A.

2.8        “Code” shall mean the Internal Revenue Code of 1986, as amended from time to time, together with the regulations and official guidance promulgated thereunder.

2.9        “Committee” shall mean the Compensation and Personnel Committee of the Board, or another committee or subcommittee of the Board, appointed as provided in Section 13.1.

2.10      “Common Stock” shall mean the common stock of the Company, par value $.01 per share.

2.11      “Company” shall have the meaning set forth in Article 1.

2.12      “Consultant” shall mean any consultant or adviser engaged to provide services to the Company or any Subsidiary that qualifies as a consultant under the applicable rules of the Securities and Exchange Commission for registration of shares on a Form S-8 Registration Statement.

2.13      “Covered Employee” shall mean any Employee who is, or could be, a “covered employee” within the meaning of Section 162(m) of the Code.

2.14      “Deferred Stock” shall mean a right to receive Shares awarded under Section 10.4.

2.15      “Deferred Stock Unit” shall mean a right to receive Shares awarded under Section 10.5.

2.16      “Director” shall mean a member of the Board, as constituted from time to time.

2.17      “Dividend Equivalent” shall mean a right to receive the equivalent value (in cash or Shares) of dividends paid on Shares, awarded under Section 10.2.

2.18      “DRO” shall mean a domestic relations order as defined by the Code or Title I of the Employee Retirement Income Security Act of 1974, as amended from time to time, or the rules thereunder.

2.19      “Effective Date” shall mean the date the Plan (as amended and restated) is approved by the Company’s shareholders at the Annual Meeting of Shareholders to be held on June 25, 2018 (or such other date upon which the Company’s shareholders approve the Plan). If the Plan is not approved by shareholders, the Plan shall remain in effect for purposes of granting Awards thereunder.

2.20      “Eligible Individual” shall mean any person who is an Employee, a Consultant or a Non-Employee Director, as determined by the Committee.

2.21      “Employee” shall mean any officer or other employee (as determined in accordance with Section 3401(c) of the Code and the Treasury Regulations thereunder) of the Company or of any Subsidiary.

2.22      “Equity Restructuring” shall mean a nonreciprocal transaction between the Company and its shareholders, such as a stock dividend, stock split, spin-off or recapitalization through a large, nonrecurring cash dividend, that affects the number or kind of shares of Common Stock (or other securities of the Company) or the share price of Common Stock (or other securities) and causes a change in the per share value of the Common Stock underlying outstanding Awards.

2.23      “Exchange Act” shall mean the Securities Exchange Act of 1934, as amended from time to time.

2.24      “Fair Market Value” shall mean, as of any given date, the value of a Share determined as follows:

(a)        If the Common Stock is listed on any (i) established securities exchange (such as the New York Stock Exchange, the NASDAQ Global Market and the NASDAQ Global Select Market), (ii) national market system, or (iii) automated quotation system on which the Shares are listed, quoted or traded, its Fair Market Value shall be the closing sales price for a share of Common Stock as quoted on such exchange or system for such date or, if there is no closing sales price for a share of Common Stock on the date in question, the closing sales price for a share of Common Stock on the last preceding date for which such quotation exists, as reported in The Wall Street Journal or such other source as the Administrator deems reliable;

(b)        If the Common Stock is not listed on an established securities exchange, national market system or automated quotation system, but the Common Stock is regularly quoted by a recognized securities dealer, its Fair Market Value shall be the mean of the high bid and low asked prices for such date or, if there are no high bid and low asked prices for a share of Common Stock on such date, the high bid and low asked prices for a share of Common Stock on the last preceding date for which such information exists, as reported in The Wall Street Journal or such other source as the Administrator deems reliable; or

(c)        If the Common Stock is neither listed on an established securities exchange, national market system or automated quotation system nor regularly quoted by a recognized securities dealer, its Fair Market Value shall be established by the Administrator in good faith.

2.25      “Greater Than 10% Shareholder” shall mean an individual then owning (within the meaning of Section 424(d) of the Code) more than 10% of the total combined voting power of all classes of stock of the Company or any subsidiary corporation (as defined in Section 424(f) of the Code) or parent corporation thereof (as defined in Section 424(e) of the Code).

2.26      “Holder” shall mean a person who has been granted an Award.

2.27      “Incentive Stock Option” shall mean an Option that is intended to qualify as an incentive stock option and conforms to the applicable provisions of Section 422 of the Code.

2.28      “Non-Employee Director” shall mean a Director of the Company who is not an Employee.

2.29      “Non-Employee Director Compensation Policy” shall have the meaning set forth in Section 4.6.

2.30      “Non-Qualified Stock Option” shall mean an Option that is not an Incentive Stock Option.

2.31      “Option” shall mean a right to purchase Shares at a specified exercise price, granted under Article 6. An Option shall be either a Non-Qualified Stock Option or an Incentive Stock Option; provided, however, that Options granted to Non-Employee Directors and Consultants shall only be Non-Qualified Stock Options.

2.32      “Option Term” shall have the meaning set forth in Section 6.4.

2.33      “Parent” shall mean any entity (other than the Company), whether domestic or foreign, in an unbroken chain of entities ending with the Company, if each of the entities other than the Company beneficially owns, at the time of the determination, securities or interests representing at least fifty percent (50%) of the total combined voting power of all classes of securities or interests in one of the other entities in such chain.

2.34      “Performance Award” shall mean a cash incentive award, stock incentive award, performance award or incentive award that is paid in cash, Shares or a combination of both, awarded under Section 10.1.

2.35      “Performance-Based Compensation” shall mean any compensation that is intended to qualify as “performance-based compensation” as described in Section 162(m)(4)(C) of the Code.

2.36      “Performance Criteria” shall mean the criteria (and adjustments) that the Committee selects for an Award for purposes of establishing the Performance Goal or Performance Goals for a Performance Period, determined as follows:

(a)        The Performance Criteria that shall be used to establish Performance Goals are limited to the following: (i) net earnings (either before or after one or more of the following: (A) interest, (B) taxes, (C) depreciation and (D) amortization); (ii) gross or net sales or revenue; (iii) net income (either before or after taxes); (iv) adjusted net income; (v) operating earnings or profit; (vi) cash flow (including, but not limited to, operating cash flow and free cash flow); (vii) period end liquidity position; (viii) return on assets or net assets;

(ix) return on capital, including cash flow return on capital; (x) return on shareholders’ equity; (xi) total shareholder return; (xii) return on sales; (xiii) gross or net profit or operating margin; (xiv) costs; (xv) funds from operations; (xvi) expenses; (xvii) working capital; (xviii) earnings per share; (xix) adjusted earnings per share; (xx) price per share of Common Stock; (xxi) regulatory body approval for commercialization of a product; (xxii) implementation or completion of critical projects; (xxiii) market share; and (xxv) economic value; any of which may be measured either in absolute terms or as compared to any incremental increase or decrease or as compared to results of a peer group or to market performance indicators or indices.

(b)        The Administrator may, in its sole discretion, provide that one or more objectively determinable adjustments shall be made to one or more of the Performance Goals. Such adjustments may include one or more of the following: (i) items related to a change in accounting principle; (ii) items relating to financing activities; (iii) expenses for restructuring or productivity initiatives; (iv) other non-operating items; (v) items related to acquisitions; (vi) items related to capital investments; (vii) items attributable to the business operations of any entity acquired by the Company during the Performance Period; (viii) items related to the disposal of a business or segment of a business; (ix) items related to discontinued operations that do not qualify as a segment of a business under Applicable Accounting Standards; (x) items attributable to any stock dividend, stock split, combination or exchange of stock occurring during the Performance Period; (xi) any other items of significant income or expense which are determined to be appropriate adjustments; (xii) items relating to unusual or extraordinary corporate transactions, events or developments; (xiii) items related to amortization of acquired intangible assets; (xiv) items that are outside the scope of the Company’s core, on-going business activities; (xv) items related to acquired in-process research and development; (xvi) items relating to changes in tax laws; (xvii) items relating to major licensing or partnership arrangements; (xviii) items relating to asset impairment charges; (xix) items relating to gains or losses for litigation, arbitration and contractual settlements; or (xx) items relating to any other unusual or nonrecurring events or changes in applicable laws, accounting principles or business conditions. For all Awards intended to qualify as Performance-Based Compensation, such determinations shall be made within the time prescribed by, and otherwise in compliance with, Section 162(m) of the Code.

2.37      “Performance Goals” shall mean, for a Performance Period, one or more goals established in writing by the Administrator for the Performance Period based upon one or more Performance Criteria. Depending on the Performance Criteria used to establish such Performance Goals, the Performance Goals may be expressed in terms of overall Company performance or the performance of a Subsidiary, division, business unit, business line, business segment, affiliated business in which the company has an equity or financial interest or an individual. The achievement of each Performance Goal shall be determined, to the extent applicable, with reference to Applicable Accounting Standards.

2.38      “Performance Period” shall mean one or more periods of time, which may be of varying and overlapping durations, as the Administrator may select, over which the attainment of one or more Performance Goals will be measured for the purpose of determining a Holder’s right to, and the payment of, an Award.

2.39      “Performance Stock Unit” shall mean a Performance Award awarded under Section 10.1 which is denominated in units of value including dollar value of shares of Common Stock.

2.40      “Permitted Transferee” shall mean, with respect to a Holder, any “family member” of the Holder, as defined under the instructions to use the Form S-8 Registration Statement under the Securities Act, after taking into account any state, federal, local or foreign tax and securities laws applicable to transferable Awards.

2.41      “Plan” shall have the meaning set forth in Article 1.

2.42      “Prior Plans” shall mean, collectively, the following plans of the Company: the Alaska Communications Systems Group, Inc. 1999 Non-Employee Director Stock Compensation Plan and the Alaska

Communications Systems Group, Inc. 1999 Stock Incentive Plan, in each case as such plan may have been amended from time to time.

2.43      “Program” shall mean any program adopted by the Administrator pursuant to the Plan containing the terms and conditions intended to govern a specified type of Award granted under the Plan and pursuant to which such type of Award may be granted under the Plan.

2.44      “Restricted Stock” shall mean Common Stock awarded under Article 8 that is subject to certain restrictions and may be subject to risk of forfeiture or repurchase.

2.45      “Restricted Stock Units” shall mean the right to receive Shares awarded under Article 9.

2.46      “Securities Act” shall mean the Securities Act of 1933, as amended.

2.47      “Shares” shall mean shares of Common Stock.

2.48      “Stock Appreciation Right” shall mean a stock appreciation right granted under Article 11.

2.49      “Stock Appreciation Right Term” shall have the meaning set forth in Section 11.4.

2.50      “Stock Payment” shall mean (a) a payment in the form of Shares, or (b) an option or other right to purchase Shares, as part of an incentive award, deferred compensation or other arrangement, awarded under Section 10.3.

2.51      “Subsidiary” shall mean any entity (other than the Company), whether domestic or foreign, in an unbroken chain of entities beginning with the Company if each of the entities other than the last entity in the unbroken chain beneficially owns, at the time of the determination, securities or interests representing at least fifty percent (50%) of the total combined voting power of all classes of securities or interests in one of the other entities in such chain.

2.52      “Substitute Award” shall mean an Award granted under the Plan upon the assumption of, or in substitution for, outstanding equity awards previously granted by a company or other entity in connection with a corporate transaction, such as a merger, combination, consolidation or acquisition of property or stock; provided, however, that in no event shall the term “Substitute Award” be construed to refer to an award made in connection with the cancellation and repricing of an Option or Stock Appreciation Right.

2.53      “Termination of Service” shall mean:

(a)        As to a Non-Employee Director, the time when a Holder who is a Non-Employee Director ceases to be a Director for any reason, including, without limitation, a termination by resignation, failure to be elected, death or retirement, but excluding terminations where the Holder simultaneously commences or remains in employment or service with the Company or any Subsidiary.

(b)        As to a Consultant, the time when the engagement of a Holder as a Consultant to the Company or any Subsidiary is terminated for any reason, with or without cause, including, without limitation, by resignation, discharge, death or retirement; provided, however, that the Company may, in its sole discretion, provide for exceptions to this Termination of Service where the Consultant simultaneously commences or remains in employment or service with the Company or any Subsidiary. To be effective, an exception must be evidenced in a written agreement executed by the Company and the Consultant prior to the date of termination of the consultancy.

(c)        As to an Employee, the time when the employee-employer relationship between a Holder and the Company or any Subsidiary is terminated for any reason, including, without limitation, a termination by resignation, discharge, death, disability or retirement; provided, however, that the Company may, in its sole discretion, provide for exceptions to this Termination of Service where the Holder simultaneously commences or remains in service with the Company or any Subsidiary as a Consultant. To be effective, the exception must be evidenced in a written agreement executed by the Company with the Employee prior to the date of termination of the employee-employer relationship.

The Administrator, in its sole discretion, shall determine the effect of all matters and questions relating to Terminations of Service, including, without limitation, the question of whether a Termination of Service resulted from a discharge for cause and all questions of whether particular leaves of absence constitute a Termination of Service; provided, however, that, with respect to Incentive Stock Options, unless the Administrator otherwise provides in the terms of the Program, the Award Agreement or otherwise, a leave of absence, change in status from an employee to an independent contractor or other change in the employee-employer relationship shall constitute a Termination of Service only if, and to the extent that, such leave of absence, change in status or other change interrupts employment for the purposes of Section 422(a)(2) of the Code and the then applicable regulations and revenue rulings under said Section.    For purposes of the Plan, a Holder’s employee-employer relationship or consultancy relations shall be deemed to be terminated in the event that the Subsidiary employing or contracting with such Holder ceases to remain a Subsidiary following any merger, sale of stock or other corporate transaction or event (including, without limitation, a spin-off).

ARTICLE 3.

SHARES SUBJECT TO THE PLAN

3.1        Number of Shares.

(a)        Subject to Section 14.2 and Section 3.1(b), the aggregate number of Shares which may be issued or transferred pursuant to Awards under the Plan shall be the sum of (i) 7,676,746, which amount is equal to the number of Shares remaining available for issuance under the Prior Plans as of the Effective Date, less the number of Shares that have not yet been issued under the Prior Plans but are subject to awards that are outstanding under the Prior Plans as of the Effective Date (such awards, “Prior Plan Awards”) and (ii) an additional increase of 3,000,000 Shares, effective upon Shareholder approval at the Company’s 2018 annual shareholder meeting, or any adjournment thereof. The number of Shares remaining available for issuance under the Prior Plans and subject to Prior Plan Awards as of the Effective Date does not exceed 2,016,950 Shares in the aggregate. Following the Effective Date, no further awards shall be granted under the Prior Plans, but all Prior Plan Awards that are outstanding as of the Effective Date shall continue following the Effective Date to be subject to the terms and conditions of the Prior Plans (and shall not be subject to this Plan).

(b)        If any Award or any Prior Plan Award is forfeited or expires or such Award or Prior Plan Award is settled for cash (in whole or in part), the Shares subject to such Award or Prior Plan Award shall, to the extent of such forfeiture, expiration or cash settlement, again be available for future grants of Awards under the Plan. Notwithstanding anything to the contrary contained herein, the following Shares shall not be added to the Shares authorized for grant under Section 3.1(a) and will not be available for future grants of Awards: (i) Shares tendered by a Holder or withheld by the Company in payment of the exercise price of an Option or a Prior Plan Award that is an option; (ii) Shares tendered by the Holder or withheld by the Company to satisfy any tax withholding obligation with respect to an Award or a Prior Plan Award; (iii) Shares subject to a Stock Appreciation Right or a Prior Plan Award that is a stock appreciation right that are not issued in connection with the stock settlement of such award on exercise thereof; and (iv) Shares purchased on the open market with the cash proceeds from the exercise of Options or Prior Plan Awards that are Options. Any Shares repurchased by the Company under Section 8.4 or under a similar provision of a Prior Plan at the same price paid by the Holder so that such Shares are returned to the Company will again be available for Awards. The payment of

Dividend Equivalents in cash in conjunction with any outstanding Awards shall not be counted against the shares available for issuance under the Plan. Notwithstanding the provisions of this Section 3.1(b), no Shares may again be optioned, granted or awarded if such action would cause an Incentive Stock Option to fail to qualify as an incentive stock option under Section 422 of the Code.

(c)        Substitute Awards shall not reduce the Shares authorized for grant under the Plan. Additionally, in the event that a company acquired by the Company or any Subsidiary or with which the Company or any Subsidiary combines has shares available under a pre-existing plan approved by shareholders and not adopted in contemplation of such acquisition or combination, the shares available for grant pursuant to the terms of such pre-existing plan (as adjusted, to the extent appropriate, using the exchange ratio or other adjustment or valuation ratio or formula used in such acquisition or combination to determine the consideration payable to the holders of common stock of the entities party to such acquisition or combination) may be used for Awards under the Plan and shall not reduce the Shares authorized for grant under the Plan; provided that Awards using such available shares shall not be made after the date awards or grants could have been made under the terms of the pre-existing plan, absent the acquisition or combination, and shall only be made to individuals who were not employed by or providing services to the Company or its Subsidiaries immediately prior to such acquisition or combination.

3.2        Stock Distributed.    Any Shares distributed pursuant to an Award may consist, in whole or in part, of authorized and unissued Common Stock, treasury Common Stock or Common Stock purchased on the open market.

3.3        Additional Limitations.    Notwithstanding any provision in the Plan to the contrary, and subject to Section 14.2, (i) the maximum aggregate number of Shares with respect to one or more Awards of Options and Stock Appreciation Rights that may be granted to any Eligible Individual during any calendar year shall be one million five hundred thousand (1,500,000) Shares (ii) the maximum aggregate number of Shares with respect to one or more Awards other than Options and Stock Appreciation Rights that may be granted to any Eligible Individual during any calendar year shall be one million (1,000,000) Shares, and (iii) the maximum aggregate amount of cash that may be paid in cash to any Eligible Individual during any calendar year with respect to one or more Awards payable in cash shall be five million dollars ($5,000,000).

ARTICLE 4.

GRANTING OF AWARDS

4.1        Participation.    The Administrator may, from time to time, select from among all Eligible Individuals, those to whom an Award shall be granted and shall determine the nature and amount of each Award, which shall not be inconsistent with the requirements of the Plan. Except as provided in Section 4.6 regarding the grant of Awards pursuant to the Non-Employee Director Compensation Policy, no Eligible Individual shall have any right to be granted an Award pursuant to the Plan.

4.2        Award Agreement.    Each Award made under the Plan shall be evidenced by an Award Agreement that sets forth the terms, conditions and limitations for such Award, which may include, but are not limited to, the term of the Award, the provisions applicable in the event of the Holder’s Termination of Service, and the Company’s authority to unilaterally or bilaterally amend, modify, suspend, cancel or rescind an Award. Award Agreements evidencing Awards intended to qualify as Performance-Based Compensation shall contain such terms and conditions as may be necessary to meet the applicable provisions of Section 162(m) of the Code. Award Agreements evidencing Incentive Stock Options shall contain such terms and conditions as may be necessary to meet the applicable provisions of Section 422 of the Code.

4.3        Limitations Applicable to Section 16 Persons.    Notwithstanding any other provision of the Plan, the Plan, and any Award granted or awarded to any individual who is then subject to Section 16 of the

Exchange Act, shall be subject to any additional limitations set forth in any applicable exemptive rule under Section 16 of the Exchange Act (including Rule 16b-3 of the Exchange Act and any amendments thereto) that are requirements for the application of such exemptive rule. To the extent permitted by applicable law, the Plan and Awards granted or awarded hereunder shall be deemed amended to the extent necessary to conform to such applicable exemptive rule.

4.4        At-Will Employment; Voluntary Participation.    Nothing in the Plan or in any Program or Award Agreement hereunder shall confer upon any Holder any right to continue in the employ of, or as a Director or Consultant for, the Company or any Subsidiary, or shall interfere with or restrict in any way the rights of the Company and any Subsidiary, which rights are hereby expressly reserved, to discharge any Holder at any time for any reason whatsoever, with or without cause, and with or without notice, or to terminate or change all other terms and conditions of employment or engagement, except to the extent expressly provided otherwise in a separate written agreement between the Holder and the Company or any Subsidiary. Participation by each Holder in the Plan shall be voluntary and nothing in the Plan shall be construed as mandating that any Eligible Individual shall participate in the Plan.

4.5        Foreign Holders.    Notwithstanding any provision of the Plan to the contrary, in order to comply with the laws in countries other than the United States in which the Company and its Subsidiaries operate or have Employees, Non-Employee Directors or Consultants, or in order to comply with the requirements of any foreign securities exchange, the Administrator, in its sole discretion, shall have the power and authority to: (a) determine which Subsidiaries shall be covered by the Plan; (b) determine which Eligible Individuals outside the United States are eligible to participate in the Plan; (c) modify the terms and conditions of any Award granted to Eligible Individuals outside the United States to comply with applicable foreign laws or listing requirements of any such foreign securities exchange; (d) establish sub-plans and modify exercise procedures and other terms and procedures, to the extent such actions may be necessary or advisable (any such sub-plans and/or modifications which may be developed shall be attached to the Plan as appendices); provided, however, that no such sub-plans and/or modifications shall increase the share limitations contained in Sections 3.1 and 3.3; and (e) take any action, before or after an Award is made, that it deems advisable to obtain approval or comply with any necessary local governmental regulatory exemptions or approvals or listing requirements of any such foreign securities exchange. Notwithstanding the foregoing, the Administrator may not take any actions hereunder, and no Awards shall be granted, that would violate the Code, the Exchange Act, the Securities Act, any other securities law or governing statute, the rules of the securities exchange or automated quotation system on which the Shares are listed, quoted or traded or any other applicable law. For purposes of the Plan, all references to foreign laws, rules, regulations or taxes shall be references to the laws, rules, regulations and taxes of any applicable jurisdiction other than the United States or a political subdivision thereof.

4.6        Non-Employee Director Awards.    The Administrator may, in its discretion, provide that Awards granted to Non-Employee Directors shall be granted pursuant to a written formula established by the Administrator (the “Non-Employee Director Compensation Policy”), subject to the limitations of the Plan. The Non-Employee Director Compensation Policy shall set forth the type of Award(s) to be granted to Non-Employee Directors, the number of Shares to be subject to Non-Employee Director Awards, the conditions on which such Awards shall be granted, become exercisable and/or payable and expire, and such other terms and conditions as the Administrator shall determine in its discretion. The Administrator from time to time, in its discretion, may modify the Non-Employee Director Compensation Policy.

4.7        Limitation on Grants to Non-Employee Directors.    Notwithstanding the provisions of Section 4.6, the maximum number of shares of Common Stock subject to Awards granted under the Plan or otherwise during any one calendar year to any Non -Employee Director solely with respect to his or her service to the Board, taken together with any cash fees paid by the Company to such Non-Employee Director during such calendar year for service on the Board, will not exceed $300,000 in total value (calculating the value of any such Awards based on the grant date fair value of such Awards for financial reporting purposes).

4.8        Stand-Alone and Tandem Awards.    Awards granted pursuant to the Plan may, in the sole discretion of the Administrator, be granted either alone, in addition to, or in tandem with, any other Award granted pursuant to the Plan. Awards granted in addition to or in tandem with other Awards may be granted either at the same time as or at a different time from the grant of such other Awards.

4.9        Plan Minimum Vesting or Issuance Requirement.    Subject to the exceptions in Section 4.9(a), Awards granted pursuant to the Plan that are subject to vesting or issuance solely based on such participant’s continued service to the Company without a Termination in Service may not vest in full or be issued earlier than the one-year anniversary of the grant date, and all Awards that are subject to vesting or issuance based in whole or in part on performance conditions and/or the level of achievement versus such performance conditions shall be subject to a performance period of not less than one year.

(a) “Vesting Exceptions” to the minimum vesting requirements:

🌑

The Committee may grant full value Awards resulting in the issuance of shares of up to 5% of the maximum aggregate number of shares of stock authorized for issuance under the plan (the “5% Limit”) to Employees, Consultants or Non-Employee Directors without respect to the minimum vesting requirements in the Plan.

🌑	In addition, the Administrator’s ability to discretionarily accelerate the vesting of full value Awards, and the vesting in full of Options and Stock Appreciation Rights, is subject to the 5% Limit, except that the committee may discretionarily accelerate awards without regard to the 5% Limit: (i) in connection with a merger or similar transaction under the plan (including an additional or subsequent event, such as termination following such a transaction); (ii) a participant’s death or disability; or (iii) a participant’s retirement. The committee may accelerate the vesting of full value Awards such that the minimum vesting requirements still must be met, without such vesting acceleration counting toward the 5% Limit.
🌑	The 5% Limit is considered one aggregate limit applying to the granting of full value Awards to Employees or Non-Employee Directors without respect to the Plan’s minimum vesting requirements and to the discretionary vesting acceleration of Awards.

ARTICLE 5.

PROVISIONS APPLICABLE TO AWARDS INTENDED TO QUALIFY AS PERFORMANCE-BASED COMPENSATION.

5.1        Purpose.    The Committee, in its sole discretion, may determine at the time an Award is granted or at any time thereafter whether such Award is intended to qualify as Performance-Based Compensation. If the Committee, in its sole discretion, decides to grant such an Award to an Eligible Individual that is intended to qualify as Performance-Based Compensation, then the provisions of this Article 5 shall control over any contrary provision contained in the Plan. The Administrator may in its sole discretion grant Awards to other Eligible Individuals that are based on Performance Criteria or Performance Goals but that do not satisfy the requirements of this Article 5 and that are not intended to qualify as Performance-Based Compensation. Unless otherwise specified by the Administrator at the time of grant, the Performance Criteria with respect to an Award intended to be Performance-Based Compensation payable to a Covered Employee shall be determined on the basis of Applicable Accounting Standards.

5.2        Procedures with Respect to Performance-Based Awards.    To the extent necessary to comply with the requirements of Section 162(m)(4)(C) of the Code, with respect to any Award granted to one or more Eligible Individuals which is intended to qualify as Performance-Based Compensation, no later than 90 days following the commencement of any Performance Period or any designated fiscal period or period of service (or such earlier time as may be required under Section 162(m) of the Code), the Committee shall, in writing, (a) designate one or more Eligible Individuals, (b) select the Performance Criteria applicable to the Performance Period, (c) establish the Performance Goals, and amounts of such Awards, as applicable, which may be earned for such Performance Period based on the Performance Criteria, and (d) specify the relationship between Performance Criteria and the Performance Goals and the amounts of such Awards, as applicable, to be earned by each Covered Employee for such Performance Period. Following the completion of each Performance Period, the Committee shall certify in writing whether and the extent to which the applicable Performance Goals have been achieved for such Performance Period. In determining the amount earned under such Awards, the Committee shall have the right to reduce or eliminate (but not to increase) the amount payable at a given level of performance to take into account additional factors that the Committee may deem relevant, including the assessment of individual or corporate performance for the Performance Period.

5.3        Payment of Performance-Based Awards.    Unless otherwise provided in the applicable Program or Award Agreement and only to the extent otherwise permitted by Section 162(m)(4)(C) of the Code, as to an Award that is intended to qualify as Performance-Based Compensation, the Holder must be employed by the Company or a Subsidiary throughout the Performance Period. Unless otherwise provided in the applicable Performance Goals, Program or Award Agreement, a Holder shall be eligible to receive payment pursuant to such Awards for a Performance Period only if and to the extent the Performance Goals for such period are achieved.

5.4        Additional Limitations.    Notwithstanding any other provision of the Plan and except as otherwise determined by the Administrator, any Award which is granted to an Eligible Individual and is intended to qualify as Performance-Based Compensation shall be subject to any additional limitations set forth in Section 162(m) of the Code or any regulations or rulings issued thereunder that are requirements for qualification as Performance-Based Compensation, and the Plan, the Program and the Award Agreement shall be deemed amended to the extent necessary to conform to such requirements.

ARTICLE 6.

GRANTING OF OPTIONS

6.1        Granting of Options to Eligible Individuals.    The Administrator is authorized to grant Options to Eligible Individuals from time to time, in its sole discretion, on such terms and conditions as it may determine which shall not be inconsistent with the Plan.

6.2        Option Exercise Price.    The exercise price per Share subject to each Option shall be set by the Administrator, but shall not be less than 100% of the Fair Market Value of a Share on the date the Option is granted (or, as to Incentive Stock Options, on the date the Option is modified, extended or renewed for purposes of Section 424(h) of the Code). In addition, in the case of Incentive Stock Options granted to a Greater Than 10% Shareholder, such price shall not be less than 110% of the Fair Market Value of a Share on the date the Option is granted (or the date the Option is modified, extended or renewed for purposes of Section 424(h) of the Code).

6.3        Option Term.    The term of each Option (the “Option Term”) shall be set by the Administrator in its sole discretion; provided, however, that the Option Term shall not be more than ten (10) years from the date the Option is granted, or five (5) years from the date an Incentive Stock Option is granted to a Greater Than 10% Shareholder. The Administrator shall determine the time period, including the time period following a Termination of Service, during which the Holder has the right to exercise the vested Options, which time period may not extend beyond the last day of the Option Term. Except as limited by the requirements of Section 409A or Section 422 of the Code and regulations and rulings thereunder and subject to the limitations of the first sentence of this Section 6.3, the Administrator may extend the Option Term of any outstanding Option, and may extend the time period during which vested Options may be exercised, in connection with any Termination of Service of the Holder, and may amend any other term or condition of such Option relating to such a Termination of Service.

6.4        Option Vesting.

(a)        The period during which the right to exercise, in whole or in part, an Option shall be set by the Administrator, and the Administrator may determine that an Option may not be exercised in whole or in part for a specified period after it is granted. Such vesting may be based on service with the Company or any Subsidiary, any of the Performance Criteria, or any other criteria selected by the Administrator.

(b)        No portion of an Option which is unexercisable at a Holder’s Termination of Service shall thereafter become exercisable, except as may be otherwise provided by the Administrator either in the Program, the Award Agreement or by action of the Administrator following the grant of the Option. Unless otherwise determined by the Administrator in the Award Agreement or by action of the Administrator following the grant of the Option, the portion of an Option which is unexercisable at a Holder’s Termination of Service shall automatically expire thirty (30) days following such Termination of Service.

6.5        Substitute Awards.    Notwithstanding the foregoing provisions of this Article 6 to the contrary, in the case of an Option that is a Substitute Award, the price per share of the shares subject to such Option may be less than the Fair Market Value per share on the date of grant; provided that the excess of: (a) the aggregate Fair Market Value (as of the date such Substitute Award is granted) of the shares subject to the Substitute Award, over (b) the aggregate exercise price thereof does not exceed the excess of: (x) the aggregate fair market value (as of the time immediately preceding the transaction giving rise to the Substitute Award, such fair market value to be determined by the Administrator) of the shares of the predecessor entity that were subject to the grant assumed or substituted for by the Company, over (y) the aggregate exercise price of such shares.

6.6        Substitution of Stock Appreciation Rights.    The Administrator may provide in the applicable Program or the Award Agreement evidencing the grant of an Option that the Administrator, in its sole discretion, shall have the right to substitute a Stock Appreciation Right for such Option at any time prior to or upon exercise of such Option; provided that such Stock Appreciation Right shall be exercisable with respect to the same number of Shares for which such substituted Option would have been exercisable, and shall also have the same exercise price, vesting schedule and remaining Option Term as the substituted Option.

6.7        Qualification of Incentive Stock Options.    No Incentive Stock Option shall be granted to any person who is not an Employee of the Company or any subsidiary corporation (as defined in Section 424(f) of the Code) of the Company. No person who qualifies as a Greater Than 10% Shareholder may be granted an Incentive Stock Option unless such Incentive Stock Option conforms to the applicable provisions of Section 422 of the Code. Any Incentive Stock Option granted under the Plan may be modified by the Administrator, with the consent of the Holder, to disqualify such Option from treatment as an “incentive stock option” under Section 422 of the Code. To the extent that the aggregate Fair Market Value of stock with respect to which “incentive stock options” (within the meaning of Section 422 of the Code, but without regard to Section 422(d) of the Code) are exercisable for the first time by a Holder during any calendar year under the Plan, and all other plans of the Company and any subsidiary or parent corporation thereof (each as defined in Section 424(f) and (e) of the Code, respectively), exceeds $100,000, the Options shall be treated as Non-Qualified Stock Options to the extent required by Section 422 of the Code. The rule set forth in the preceding sentence shall be applied by taking Options and other “incentive stock options” into account in the order in which they were granted and the Fair Market Value of stock shall be determined as of the time the respective options were granted.

ARTICLE 7.

EXERCISE OF OPTIONS

7.1        Partial Exercise.    An exercisable Option may be exercised in whole or in part. However, an Option shall not be exercisable with respect to fractional shares and the Administrator may require that, by the terms of the Option, a partial exercise must be with respect to a minimum number of shares.

7.2        Manner of Exercise.    All or a portion of an exercisable Option shall be deemed exercised upon delivery of all of the following to the Corporate Secretary of the Company, or such other person or entity designated by the Administrator, or his, her or its office, as applicable:

(a)        A written or electronic notice complying with the applicable rules established by the Administrator stating that the Option, or a portion thereof, is exercised. The notice shall be signed by the Holder or other person then entitled to exercise the Option or such portion of the Option;

(b)        Such representations and documents as the Administrator, in its sole discretion, deems necessary or advisable to effect compliance with all applicable provisions of the Securities Act and any other federal, state or foreign securities laws or regulations, the rules of any securities exchange or automated quotation system on which the Shares are listed, quoted or traded or any other applicable law. The Administrator may, in its sole discretion, also take whatever additional actions it deems appropriate to effect such compliance including, without limitation, placing legends on share certificates and issuing stop-transfer notices to agents and registrars;

(c)        In the event that the Option shall be exercised by any person or persons other than the Holder, appropriate proof of the right of such person or persons to exercise the Option, as determined in the sole discretion of the Administrator; and

(d)        Full payment of the exercise price and applicable withholding taxes to the stock administrator of the Company for the shares with respect to which the Option, or portion thereof, is exercised, in a manner permitted by Section 12.1 and 12.2.

7.3        Notification Regarding Disposition.    The Holder shall give the Company prompt written or electronic notice of any disposition of shares of Common Stock acquired by exercise of an Incentive Stock Option which occurs within (a) two years from the date of granting (including the date the Option is modified, extended or renewed for purposes of Section 424(h) of the Code) such Option to such Holder, or (b) one year after the transfer of such shares to such Holder.

ARTICLE 8.

RESTRICTED STOCK

8.1        Award of Restricted Stock.

(a)        The Administrator is authorized to grant Restricted Stock to Eligible Individuals, and shall determine the terms and conditions, including the restrictions applicable to each award of Restricted Stock, which terms and conditions shall not be inconsistent with the Plan, and may impose such conditions on the issuance of such Restricted Stock as it deems appropriate.

(b)        The Administrator shall establish the purchase price, if any, and form of payment for Restricted Stock; provided, however, that if a purchase price is charged, such purchase price shall be no less than the par value, if any, of the Shares to be purchased, unless otherwise permitted by applicable law. In all cases, legal consideration shall be required for each issuance of Restricted Stock.

8.2        Rights as Shareholders.    Subject to Section 8.4, upon issuance of Restricted Stock, the Holder shall have, unless otherwise provided by the Administrator, all the rights of a shareholder with respect to said Shares, subject to the restrictions in the applicable Program or in each individual Award Agreement, including the right to receive all dividends and other distributions paid or made with respect to the Shares; provided, however, that, in the sole discretion of the Administrator, any extraordinary distributions with respect to the Shares shall be subject to the restrictions set forth in Section 8.3. In any case, dividends payable with respect to Restricted Stock Awards shall not be paid with respect to the shares granted under the Restricted Stock Award until the Award has become transferable and is no longer forfeitable. In addition, with respect to a Share of Restricted Stock with performance-based vesting, dividends which are paid prior to vesting shall only be paid out to the Holder to the extent that the performance-based vesting conditions are subsequently satisfied and the Share of Restricted Stock vests.

8.3        Restrictions.    All shares of Restricted Stock (including any shares received by Holders thereof with respect to shares of Restricted Stock as a result of stock dividends, stock splits or any other form of recapitalization) shall, in the terms of the applicable Program or in each individual Award Agreement, be subject to such restrictions and vesting requirements as the Administrator shall provide. Such restrictions may include, without limitation, restrictions concerning voting rights and transferability and such restrictions may lapse separately or in combination at such times and pursuant to such circumstances or based on such criteria as selected by the Administrator, including, without limitation, criteria based on the Holder’s duration of employment, directorship or consultancy with the Company, the Performance Criteria, Company performance, individual performance or other criteria selected by the Administrator. By action taken after the Restricted Stock is issued, the Administrator may, on such terms and conditions as it may determine to be appropriate, accelerate the vesting of such Restricted Stock by removing any or all of the restrictions imposed by the terms of the Program or the Award Agreement. Unless otherwise determined by the Administrator, Restricted Stock may not be sold, pledged, assigned, transferred or encumbered in any manner until all restrictions are terminated or expire.

8.4        Repurchase or Forfeiture of Restricted Stock.    Except as otherwise determined by the Administrator at the time of the grant of the Award or thereafter, if no price was paid by the Holder for the Restricted Stock, upon a Termination of Service during the applicable restriction period, the Holder’s rights in unvested Restricted Stock then subject to restrictions shall lapse, and such Restricted Stock shall be surrendered to the Company and cancelled without consideration. If a price was paid by the Holder for the Restricted Stock, upon a Termination of Service during the applicable restriction period, the Company shall have the right to repurchase from the Holder the unvested Restricted Stock then subject to restrictions at a cash price per share equal to the price paid by the Holder for such Restricted Stock or such other amount as may be specified in the Program or the Award Agreement. Notwithstanding the foregoing, except as otherwise provided by Section 3.4, the Administrator in its sole discretion may provide that in the event of certain events, including a Change in Control, the Holder’s death, retirement or disability or any other specified Termination of Service or any other event, the Holder’s rights in unvested Restricted Stock shall not lapse, such Restricted Stock shall vest and, if applicable, the Company shall not have a right of repurchase.

8.5        Certificates for Restricted Stock.    Restricted Stock granted pursuant to the Plan may be evidenced in such manner as the Administrator shall determine. Certificates or book entries evidencing shares of Restricted Stock must include an appropriate legend referring to the terms, conditions, and restrictions applicable to such Restricted Stock. The Company may, in it sole discretion, (a) retain physical possession of any stock certificate evidencing shares of Restricted Stock until the restrictions thereon shall have lapsed and/or (b) require that the stock certificates evidencing shares of Restricted Stock be held in custody by a designated escrow agent (which may but need not be the Company) until the restrictions thereon shall have lapsed, and that the Holder deliver a stock power, endorsed in blank, relating to such Restricted Stock.

8.6        Section 83(b) Election.    If a Holder makes an election under Section 83(b) of the Code to be taxed with respect to the Restricted Stock as of the date of transfer of the Restricted Stock rather than as of the date or dates upon which the Holder would otherwise be taxable under Section 83(a) of the Code, the Holder shall be required to deliver a copy of such election to the Company promptly after filing such election with the Internal Revenue Service.

ARTICLE 9.

RESTRICTED STOCK UNITS

9.1        Grant of Restricted Stock Units.    The Administrator is authorized to grant Awards of Restricted Stock Units to any Eligible Individual selected by the Administrator in such amounts and subject to such terms and conditions as determined by the Administrator.

9.2        Term.    Except as otherwise provided herein, the term of a Restricted Stock Unit award shall be set by the Administrator in its sole discretion.

9.3        Purchase Price.    The Administrator shall specify the purchase price, if any, to be paid by the Holder to the Company with respect to any Restricted Stock Unit award; provided, however, that value of the consideration shall not be less than the par value of a Share, unless otherwise permitted by applicable law.

9.4        Vesting of Restricted Stock Units.    At the time of grant, the Administrator shall specify the date or dates on which the Restricted Stock Units shall become fully vested and nonforfeitable, and may specify such conditions to vesting as it deems appropriate, including, without limitation, vesting based upon the Holder’s duration of service to the Company or any Subsidiary, one or more Performance Criteria, Company performance, individual performance or other specific criteria, in each case on a specified date or dates or over any period or periods, as determined by the Administrator, subject to Section 3.4.

9.5        Dividend Equivalents.    Dividend Equivalents may be granted by the Administrator based on dividends declared on the Common Stock, to be credited as of dividend payment dates during the period between the date an Award of Restricted Stock Units is granted to a Holder and the date such Award vests, is exercised, is distributed or expires, as determined by the Administrator. Such Dividend Equivalents shall only be paid out to the extent that the Award vests or becomes payable. In addition, Dividend Equivalents with respect to an Award with performance-based vesting may be credited with dividends paid prior to the vesting of such Award but shall only be paid out to the Holder to the extent that the performance-based vesting conditions are subsequently satisfied and the Award vests or becomes payable.

9.6        Maturity and Payment.    At the time of grant, the Administrator shall specify the maturity date applicable to each grant of Restricted Stock Units which shall be no earlier than the vesting date or dates of the Award and may be determined at the election of the Holder (if permitted by the applicable Award Agreement); provided that, except as expressly set forth in any applicable Award Agreement, in no event shall the maturity date relating to each Restricted Stock Unit occur following the later of (a) the 15th day of the third month following the end of calendar year in which the applicable portion of the Restricted Stock Unit vests; or (b) the 15th day of the third month following the end of the Company’s fiscal year in which the applicable portion of the Restricted Stock Unit vests. On the maturity date, the Company shall, subject to Section 12.4(e), transfer to the Holder one unrestricted, fully transferable share of Common Stock for each Restricted Stock Unit scheduled to be paid out on such date and not previously forfeited, or in the sole discretion of the Administrator, an amount in cash equal to the Fair Market Value of such shares on the maturity date or a combination of cash and Common Stock as determined by the Administrator.

9.7        Payment upon Termination of Service.    An Award of Restricted Stock Units shall only be payable while the Holder is an Employee, a Consultant or a member of the Board, as applicable; provided, however, that the Administrator, in its sole and absolute discretion may provide (in an Award Agreement or otherwise) that a Restricted Stock Unit award may be paid subsequent to a Termination of Service in certain events, including a Change in Control, the Holder’s death, retirement or disability or any other specified Termination of Service.

9.8        No Rights as a Shareholder.    Unless otherwise determined by the Administrator, a Holder who is awarded Restricted Stock Units shall possess no incidents of ownership with respect to the Shares represented by such Restricted Stock Units, unless and until the same are transferred to the Holder pursuant to the terms of this Plan and the Award Agreement.

ARTICLE 10.

AWARD OF PERFORMANCE AWARDS, DIVIDEND EQUIVALENTS, STOCK PAYMENTS, DEFERRED STOCK, DEFERRED STOCK UNITS

10.1      Performance Awards.

(a)        The Administrator is authorized to grant Performance Awards, including Awards of Performance Stock Units, to any Eligible Individual and to determine whether such Performance Awards shall be Performance-Based Compensation. The value of Performance Awards, including Performance Stock Units, may be linked to any one or more of the Performance Criteria or other specific criteria determined by the Administrator, in each case on a specified date or dates or over any period or periods determined by the Administrator. Performance Awards, including Performance Stock Unit awards may be paid in cash, Shares, or a combination of cash and Shares, as determined by the Administrator.

(b)        Without limiting Section 10.1(a), the Administrator may grant Performance Awards to any Eligible Individual in the form of a cash incentive award payable upon the attainment of objective Performance Goals, or such other criteria, whether or not objective, which are established by the Administrator, in each case on a specified date or dates or over any period or periods determined by the Administrator. Any such cash incentive awards paid to a Holder which are intended to be Performance-Based Compensation shall be based upon objectively determinable incentive award formulas established in accordance with the provisions of Article 5.

10.2      Dividend Equivalents.

(a)        Dividend Equivalents may be granted by the Administrator based on dividends declared on the Common Stock, to be credited as of dividend payment dates during the period between the date an Award is granted to a Holder and the date such Award vests, is exercised, is distributed or expires, as determined by the Administrator. Such Dividend Equivalents shall be converted to cash or additional shares of Common Stock by such formula and at such time and subject to such limitations as may be determined by the Administrator, in any case such Dividend Equivalents shall only be paid out to the extent that the Award vests or becomes payable. In addition, Dividend Equivalents with respect to an Award with performance-based vesting that are based on dividends paid prior to the vesting of such Award shall only be paid out to the Holder to the extent that the performance-based vesting conditions are subsequently satisfied and the Award vests.

(b)        Notwithstanding the foregoing, no Dividend Equivalents shall be payable with respect to Options or Stock Appreciation Rights.

10.3      Stock Payments.    The Administrator is authorized to make Stock Payments to any Eligible Individual. The number or value of shares of any Stock Payment shall be determined by the Administrator and may be based upon one or more Performance Criteria or any other specific criteria, including service to the Company or any Subsidiary, determined by the Administrator. Shares underlying a Stock Payment which is subject to a vesting schedule or other conditions or criteria set by the Administrator will not be issued until those conditions have been satisfied. Unless otherwise provided by the Administrator, a Holder of a Stock Payment shall have no rights as a Company shareholder with respect to such Stock Payment until such time as the Stock Payment has vested and the Shares underlying the Award have been issued to the Holder. Stock Payments may, but are not required to, be made in lieu of base salary, cash incentives, fees or other cash compensation otherwise payable to such Eligible Individual.

10.4      Deferred Stock.    The Administrator is authorized to grant Deferred Stock to any Eligible Individual. The number of shares of Deferred Stock shall be determined by the Administrator and may (but is not required to) be based on one or more Performance Criteria or other specific criteria, including service to the Company or any Subsidiary, as the Administrator determines, in each case on a specified date or dates or over any period or periods determined by the Administrator. Shares underlying a Deferred Stock award which is subject to a vesting schedule or other conditions or criteria set by the Administrator will be issued on the vesting date(s) or date(s) that those conditions and criteria have been satisfied, as applicable. Unless otherwise provided by the Administrator, a Holder of Deferred Stock shall have no rights as a Company shareholder with respect to such Deferred Stock until such time as the Award has vested and any other applicable conditions and/or criteria have been satisfied and the Shares underlying the Award have been issued to the Holder.

10.5      Deferred Stock Units.    The Administrator is authorized to grant Deferred Stock Units to any Eligible Individual. The number of Deferred Stock Units shall be determined by the Administrator and may (but is not required to) be based on one or more Performance Criteria or other specific criteria, including service to the Company or any Subsidiary, as the Administrator determines, in each case on a specified date or dates or over any period or periods determined by the Administrator. Each Deferred Stock Unit shall entitle the Holder thereof to receive one share of Common Stock on the date the Deferred Stock Unit becomes vested or upon a specified settlement date thereafter (which settlement date may (but is not required to) be the date of the Holder’s Termination of Service). Shares underlying a Deferred Stock Unit award which is subject to a vesting schedule or other conditions or criteria set by the Administrator will not be issued until on or following the date that those conditions and criteria have been satisfied. Unless otherwise provided by the Administrator, a Holder of Deferred Stock Units shall have no rights as a Company shareholder with respect to such Deferred Stock Units until such time as the Award has vested and any other applicable conditions and/or criteria have been satisfied and the Shares underlying the Award have been issued to the Holder.

10.6      Term.    The term of a Performance Award, Dividend Equivalent award, Stock Payment award, Deferred Stock award and/or Deferred Stock Unit award shall be set by the Administrator in its sole discretion.

10.7      Purchase Price.    The Administrator may establish the purchase price of a Performance Award, shares distributed as a Stock Payment award, shares of Deferred Stock or shares distributed pursuant to a Deferred Stock Unit award; provided, however, that value of the consideration shall not be less than the par value of a Share, unless otherwise permitted by applicable law.

ARTICLE 11.

AWARD OF STOCK APPRECIATION RIGHTS

11.1      Grant of Stock Appreciation Rights.

(a)        The Administrator is authorized to grant Stock Appreciation Rights to Eligible Individuals from time to time, in its sole discretion, on such terms and conditions as it may determine consistent with the Plan.

(b)        A Stock Appreciation Right shall entitle the Holder (or other person entitled to exercise the Stock Appreciation Right pursuant to the Plan) to exercise all or a specified portion of the Stock Appreciation Right (to the extent then exercisable pursuant to its terms) and to receive from the Company an amount determined by multiplying the difference obtained by subtracting the exercise price per share of the Stock Appreciation Right from the Fair Market Value on the date of exercise of the Stock Appreciation Right by the number of Shares with respect to which the Stock Appreciation Right shall have been exercised, subject to any limitations the Administrator may impose. Except as described in (c) below, the exercise price per Share subject to each Stock Appreciation Right shall be set by the Administrator, but shall not be less than 100% of the Fair Market Value on the date the Stock Appreciation Right is granted.

(c)        Notwithstanding the foregoing provisions of Section 11.1(b) to the contrary, in the case of a Stock Appreciation Right that is a Substitute Award, the price per share of the shares subject to such Stock Appreciation Right may be less than 100% of the Fair Market Value per share on the date of grant; provided that the excess of: (i) the aggregate Fair Market Value (as of the date such Substitute Award is granted) of the shares subject to the Substitute Award, over (ii) the aggregate exercise price thereof does not exceed the excess of: (x) the aggregate fair market value (as of the time immediately preceding the transaction giving rise to the Substitute Award, such fair market value to be determined by the Administrator) of the shares of the predecessor entity that were subject to the grant assumed or substituted for by the Company, over (y) the aggregate exercise price of such shares.

11.2      Stock Appreciation Right Vesting.

(a)        The period during which the right to exercise, in whole or in part, a Stock Appreciation Right vests in the Holder shall be set by the Administrator and the Administrator may determine that a Stock Appreciation Right may not be exercised in whole or in part for a specified period after it is granted. Such vesting may be based on service with the Company or any Subsidiary, or any other criteria selected by the Administrator. At any time after grant of a Stock Appreciation Right, the Administrator may, in its sole discretion and subject to whatever terms and conditions it selects, accelerate the period during which a Stock Appreciation Right vests.

(b)        No portion of a Stock Appreciation Right which is unexercisable at Termination of Service shall thereafter become exercisable, except as may be otherwise provided by the Administrator either in the applicable Program or Award Agreement or by action of the Administrator following the grant of the Stock Appreciation Right.

11.3      Manner of Exercise.    All or a portion of an exercisable Stock Appreciation Right shall be deemed exercised upon delivery of all of the following to the stock administrator of the Company, or such other person or entity designated by the Administrator, or his, her or its office, as applicable:

(a)        A written or electronic notice complying with the applicable rules established by the Administrator stating that the Stock Appreciation Right, or a portion thereof, is exercised. The notice shall be signed by the Holder or other person then entitled to exercise the Stock Appreciation Right or such portion of the Stock Appreciation Right;

(b)        Such representations and documents as the Administrator, in its sole discretion, deems necessary or advisable to effect compliance with all applicable provisions of the Securities Act and any other federal, state or foreign securities laws or regulations. The Administrator may, in its sole discretion, also take whatever additional actions it deems appropriate to effect such compliance; and

(c)        In the event that the Stock Appreciation Right shall be exercised pursuant to this Section 11.3 by any person or persons other than the Holder, appropriate proof of the right of such person or persons to exercise the Stock Appreciation Right.

11.4      Stock Appreciation Right Term.    The term of each Stock Appreciation Right (the “Stock Appreciation Right Term”) shall be set by the Administrator in its sole discretion; provided, however, that the term shall not be more than ten (10) years from the date the Stock Appreciation Right is granted. The Administrator shall determine the time period, including the time period following a Termination of Service, during which the Holder has the right to exercise the vested Stock Appreciation Rights, which time period may not extend beyond the expiration date of the Stock Appreciation Right Term. Except as limited by the requirements of Section 409A of the Code and regulations and rulings thereunder, the Administrator may extend the Stock Appreciation Right Term of any outstanding Stock Appreciation Right, and may extend the time period during which vested Stock Appreciation Rights may be exercised, in connection with any Termination of Service of the Holder, and may amend any other term or condition of such Stock Appreciation Right relating to such a Termination of Service.

11.5      Payment.    Payment of the amounts payable with respect to Stock Appreciation Rights pursuant to this Article 11 shall be in cash, Shares (based on its Fair Market Value as of the date the Stock Appreciation Right is exercised), or a combination of both, as determined by the Administrator.

ARTICLE 12.

ADDITIONAL TERMS OF AWARDS

12.1      Payment.    The Administrator shall determine the methods by which payments by any Holder with respect to any Awards granted under the Plan shall be made, including, without limitation: (a) cash or check, (b) Shares (including, in the case of payment of the exercise price of an Award, Shares issuable pursuant to the exercise of the Award) or Shares held for such period of time as may be required by the Administrator in order to avoid adverse accounting consequences, in each case, having a Fair Market Value on the date of delivery equal to the aggregate payments required, (c) delivery of a written or electronic notice that the Holder has placed a market sell order with a broker with respect to Shares then issuable upon exercise or vesting of an Award, and that the broker has been directed to pay a sufficient portion of the net proceeds of the sale to the Company in satisfaction of the aggregate payments required; provided that payment of such proceeds is then made to the Company upon settlement of such sale, or (d) other form of legal consideration acceptable to the Administrator. The Administrator shall also determine the methods by which Shares shall be delivered or deemed to be delivered to Holders. Notwithstanding any other provision of the Plan to the contrary, no Holder who is a Director or an “executive officer” of the Company within the meaning of Section 13(k) of the Exchange Act shall be permitted to make payment with respect to any Awards granted under the Plan, or continue any extension of credit with respect to such payment, with a loan from the Company or a loan arranged by the Company in violation of Section 13(k) of the Exchange Act.

12.2      Tax Withholding.    The Company or any Subsidiary shall have the authority and the right to deduct or withhold, or require a Holder to remit to the Company, an amount sufficient to satisfy federal, state, local and foreign taxes (including the Holder’s FICA or employment tax obligation) required by law to be withheld with respect to any taxable event concerning a Holder arising as a result of the Plan. The Administrator may in its sole discretion and in satisfaction of the foregoing requirement allow a Holder to elect to have the Company withhold Shares otherwise issuable under an Award (or allow the surrender of Shares). The number of Shares which may be so withheld or surrendered shall be limited to the number of shares which have a Fair Market Value on the date of withholding or repurchase equal to the aggregate amount of such liabilities based on the minimum statutory withholding rates (except as otherwise determined by the Administrator in its sole discretion) for federal, state, local and foreign income tax and payroll tax purposes that are applicable to such supplemental taxable income. The Administrator shall determine the fair market value of the Shares, consistent with applicable provisions of the Code, for tax withholding obligations due in connection with a broker-assisted cashless Option or Stock Appreciation Right exercise involving the sale of shares to pay the Option or Stock Appreciation Right exercise price or any tax withholding obligation.

12.3      Transferability of Awards.

(a)        Except as otherwise provided in Section 12.3(b):

(i)        No Award under the Plan may be sold, pledged, assigned or transferred in any manner other than by will or the laws of descent and distribution or, subject to the consent of the Administrator, pursuant to a DRO, unless and until such Award has been exercised, or the shares underlying such Award have been issued, and all restrictions applicable to such shares have lapsed;

(ii)        No Award or interest or right therein shall be liable for the debts, contracts or engagements of the Holder or his successors in interest or shall be subject to disposition by transfer, alienation, anticipation, pledge, hypothecation, encumbrance, assignment or any other means whether such disposition be voluntary or involuntary or by operation of law by judgment, levy, attachment, garnishment or any other legal or equitable proceedings (including bankruptcy), and any attempted disposition thereof shall be null and void and of no effect, except to the extent that such disposition is permitted by the preceding sentence; and

(iii)        During the lifetime of the Holder, only the Holder may exercise an Award (or any portion thereof) granted to him under the Plan, unless it has been disposed of pursuant to a DRO; after the death of the Holder, any exercisable portion of an Award may, prior to the time when such portion becomes unexercisable under the Plan or the applicable Program or Award Agreement, be exercised by his personal representative or by any person empowered to do so under the deceased Holder’s will or under the then applicable laws of descent and distribution.

(b)        Notwithstanding Section 12.3(a), the Administrator, in its sole discretion, may determine to permit a Holder to transfer an Award other than an Incentive Stock Option to any one or more Permitted Transferees, subject to the following terms and conditions: (i) an Award transferred to a Permitted Transferee shall not be assignable or transferable by the Permitted Transferee other than by will or the laws of descent and distribution; (ii) an Award transferred to a Permitted Transferee shall continue to be subject to all the terms and conditions of the Award as applicable to the original Holder (other than the ability to further transfer the Award); and (iii) the Holder and the Permitted Transferee shall execute any and all documents requested by the Administrator, including, without limitation documents to (A) confirm the status of the transferee as a Permitted Transferee, (B) satisfy any requirements for an exemption for the transfer under applicable federal, state and foreign securities laws and (C) evidence the transfer.

(c)        Notwithstanding Section 12.3(a), a Holder may, in the manner determined by the Administrator, designate a beneficiary to exercise the rights of the Holder and to receive any distribution with respect to any Award upon the Holder’s death. A beneficiary, legal guardian, legal representative, or other person claiming any rights pursuant to the Plan is subject to all terms and conditions of the Plan and any Program or Award Agreement applicable to the Holder, except to the extent the Plan, the Program and the Award Agreement otherwise provide, and to any additional restrictions deemed necessary or appropriate by the Administrator. If the Holder is married and resides in a community property state, a designation of a person other than the Holder’s spouse as his or her beneficiary with respect to more than 50% of the Holder’s interest in the Award shall not be effective without the prior written or electronic consent of the Holder’s spouse. If no beneficiary has been designated or survives the Holder, payment shall be made to the person entitled thereto pursuant to the Holder’s will or the laws of descent and distribution. Subject to the foregoing, a beneficiary designation may be changed or revoked by a Holder at any time; provided that the change or revocation is filed with the Administrator prior to the Holder’s death.

12.4      Conditions to Issuance of Shares.

(a)        Notwithstanding anything herein to the contrary, the Company shall not be required to issue or deliver any certificates or make any book entries evidencing Shares pursuant to the exercise of any Award, unless and until the Board or the Committee has determined, with advice of counsel, that the issuance of such Shares is in compliance with all applicable laws, regulations of governmental authorities and, if applicable, the requirements of any exchange on which the Shares are listed or traded, and the Shares are covered by an effective registration statement or applicable exemption from registration. In addition to the terms and conditions provided herein, the Board or the Committee may require that a Holder make such reasonable covenants, agreements, and representations as the Board or the Committee, in its discretion, deems advisable in order to comply with any such laws, regulations, or requirements.

(b)        All Share certificates delivered pursuant to the Plan and all shares issued pursuant to book entry procedures are subject to any stop-transfer orders and other restrictions as the Administrator deems necessary or advisable to comply with federal, state, or foreign securities or other laws, rules and regulations and the rules of any securities exchange or automated quotation system on which the Shares are listed, quoted, or traded. The Administrator may place legends on any Share certificate or book entry to reference restrictions applicable to the Shares.

(c)        The Administrator shall have the right to require any Holder to comply with any timing or other restrictions with respect to the settlement, distribution or exercise of any Award, including a window-period limitation, as may be imposed in the sole discretion of the Administrator.

(d)        No fractional Shares shall be issued and the Administrator shall determine, in its sole discretion, whether cash shall be given in lieu of fractional shares or whether such fractional shares shall be eliminated by rounding down.

(e)        Notwithstanding any other provision of the Plan, unless otherwise determined by the Administrator or required by any applicable law, rule or regulation, the Company shall not deliver to any Holder certificates evidencing Shares issued in connection with any Award and instead such Shares shall be recorded in the books of the Company (or, as applicable, its transfer agent or stock plan administrator).

12.5      Forfeiture and Clawback Provisions.    Pursuant to its general authority to determine the terms and conditions applicable to Awards under the Plan, the Administrator shall have the right to provide in writing, in an Award Agreement or otherwise, or to require a Holder to agree by separate written or electronic instrument, that:

(a)        (i) Any proceeds, gains or other economic benefit actually or constructively received by the Holder upon any receipt or exercise of the Award, or upon the receipt or resale of any Shares underlying the Award, must be paid to the Company, and (ii) the Award shall terminate and any unexercised portion of the Award (whether or not vested) shall be forfeited; if: (x) a Termination of Service occurs prior to a specified date, or within a specified time period following receipt or exercise of the Award, or (y) the Holder, at any time during a specified time period set forth in an Award Agreement or other written instrument at or prior to the date of the Award, engages in any activity in competition with the Company, or which is inimical, contrary or harmful to the interests of the Company, as further defined by the Administrator, or (z) the Holder incurs a Termination of Service for “cause” (as such term is defined in the sole discretion of the Administrator, or as set forth in a written agreement relating to such Award between the Company and the Holder); and

(b)        All Awards (including any proceeds, gains or other economic benefit actually or constructively received by the Holder upon any receipt or exercise of any Award or upon the receipt or resale of any Shares underlying the Award) shall be subject to the provisions of any applicable clawback laws, rules or regulations, orders or guidance issued by a governing authority, or any clawback policy implemented by the Company, as such laws, rules or policy may be amended from time to time in the future, to the extent set forth in such clawback policy and/or in the applicable Award Agreement.

12.6      Prohibition on Repricing.    Subject to Section 14.2, the Administrator shall not, without the approval of the shareholders of the Company, (i) authorize the amendment of any outstanding Option or Stock Appreciation Right to reduce its price per share, or (ii) cancel any Option or Stock Appreciation Right in exchange for cash or another Award when the Option or Stock Appreciation Right price per share exceeds the Fair Market Value of the underlying Shares.

ARTICLE 13.

ADMINISTRATION

13.1      Administrator.    The Committee (or another committee or a subcommittee of the Board assuming the functions of the Committee under the Plan) shall administer the Plan (except as otherwise permitted herein) and, unless otherwise determined by the Board, shall consist solely of two or more Non-Employee Directors appointed by and holding office at the pleasure of the Board, each of whom is intended to qualify as both a “non-employee director” as defined by Rule 16b-3 of the Exchange Act or any successor rule, an “outside director” for purposes of Section 162(m) of the Code (if applicable) and an “independent director” under the rules of any securities exchange or automated quotation system on which the Shares are listed, quoted or traded; provided that any action taken by the Committee shall be valid and effective, whether or not members of the Committee at the time of such action are later determined not to have satisfied the requirements for membership set forth in this Section 13.l or otherwise provided in any charter of the Committee. Except as otherwise may be provided in any charter of the Committee, appointment of Committee members shall be effective upon acceptance of appointment. Committee members may resign at any time by delivering written or electronic notice to the Board. Vacancies in the Committee may only be filled by the Board. Notwithstanding the foregoing, (a) the full Board, acting by a majority of its members in office, shall conduct the general administration of the Plan with respect to Awards granted to Non-Employee Directors and, with respect to such Awards, the terms “Administrator” and “Committee” as used in the Plan shall be deemed to refer to the Board and (b) the Board or Committee may delegate its authority hereunder to the extent permitted by Section 13.6.

13.2      Duties and Powers of Committee.    It shall be the duty of the Committee to conduct the general administration of the Plan in accordance with its provisions. The Committee shall have the power to interpret the Plan, the Program and the Award Agreement, and to adopt such rules for the administration, interpretation and application of the Plan as are not inconsistent therewith, to interpret, amend or revoke any such rules and to amend any Program or Award Agreement; provided that the rights or obligations of the Holder of the Award that is the subject of any such Program or Award Agreement are not affected adversely by such amendment, unless the consent of the Holder is obtained or such amendment is otherwise permitted under Section 14.10. Any such grant or award under the Plan need not be the same with respect to each Holder. Any such interpretations and rules with respect to Incentive Stock Options shall be consistent with the provisions of Section 422 of the Code. In its sole discretion, the Board may at any time and from time to time exercise any and all rights and duties of the Committee under the Plan except with respect to matters which under Rule 16b-3 under the Exchange Act or any successor rule, or Section 162(m) of the Code, or any regulations or rules issued thereunder, or the rules of any securities exchange or automated quotation system on which the Shares are listed, quoted or traded are required to be determined in the sole discretion of the Committee.

13.3      Action by the Committee.    Unless otherwise established by the Board or in any charter of the Committee, a majority of the Committee shall constitute a quorum and the acts of a majority of the members present at any meeting at which a quorum is present, and acts approved in writing by all members of the Committee in lieu of a meeting, shall be deemed the acts of the Committee. Each member of the Committee is entitled to, in good faith, rely or act upon any report or other information furnished to that member by any officer or other employee of the Company or any Subsidiary, the Company’s independent certified public accountants, or any executive compensation consultant or other professional retained by the Company to assist in the administration of the Plan.

13.4      Authority of Administrator.    Subject to the Company’s Bylaws, the Committee’s Charter and any specific designation in the Plan, the Administrator has the exclusive power, authority and sole discretion to:

(a)        Designate Eligible Individuals to receive Awards;

(b)        Determine the type or types of Awards to be granted to each Eligible Individual;

(c)        Determine the number of Awards to be granted and the number of Shares to which an Award will relate;

(d)        Determine the terms and conditions of any Award granted pursuant to the Plan, including, but not limited to, the exercise price, grant price, or purchase price, any performance criteria, any restrictions or limitations on the Award, any schedule for vesting, lapse of forfeiture restrictions or restrictions on the exercisability of an Award, and accelerations or waivers thereof, and any provisions related to non-competition and recapture of gain on an Award, based in each case on such considerations as the Administrator in its sole discretion determines;

(e)        Determine whether, to what extent, and pursuant to what circumstances an Award may be settled in, or the exercise price of an Award may be paid in cash, Shares, other Awards, or other property, or an Award may be canceled, forfeited, or surrendered;

(f)        Prescribe the form of each Award Agreement, which need not be identical for each Holder;

(g)        Decide all other matters that must be determined in connection with an Award;

(h)        Establish, adopt, or revise any rules and regulations as it may deem necessary or advisable to administer the Plan;

(i)        Interpret the terms of, and any matter arising pursuant to, the Plan, any Program or any Award Agreement;

(j)        Make all other decisions and determinations that may be required pursuant to the Plan or as the Administrator deems necessary or advisable to administer the Plan; and

(k)        Accelerate wholly or partially the vesting or lapse of restrictions of any Award or portion thereof at any time after the grant of an Award, subject to whatever terms and conditions it selects and Section 14.2(d).

13.5      Decisions Binding.    The Administrator’s interpretation of the Plan, any Awards granted pursuant to the Plan, any Program, any Award Agreement and all decisions and determinations by the Administrator with respect to the Plan are final, binding, and conclusive on all parties.

13.6      Delegation of Authority.    To the extent permitted by applicable law or the rules of any securities exchange or automated quotation system on which the Shares are listed, quoted or traded, the Board or Committee may from time to time delegate to a committee of one or more members of the Board or one or more officers of the Company the authority to grant or amend Awards or to take other administrative actions pursuant to Article 13; provided, however, that in no event shall an officer of the Company be delegated the authority to grant awards to, or amend awards held by, the following individuals: (a) individuals who are subject to Section 16 of the Exchange Act, (b) Covered Employees, or (c) executive officers of the Company (or Directors) to whom authority to grant or amend Awards has been delegated hereunder; provided, further, that any delegation of administrative authority shall only be permitted to the extent it is permissible under Section 162(m) of the Code and applicable securities laws or the rules of any securities exchange or automated quotation system on which the Shares are listed, quoted or traded. Any delegation hereunder shall be subject to the restrictions and limits that the Board or Committee specifies at the time of such delegation, and the Board may at any time rescind the authority so delegated or appoint a new delegatee. At all times, the delegatee appointed under this Section 13.6 shall serve in such capacity at the pleasure of the Board and the Committee.

ARTICLE 14.

MISCELLANEOUS PROVISIONS

14.1      Amendment, Suspension or Termination of the Plan.    Except as otherwise provided in this Section 14.1, the Plan may be wholly or partially amended or otherwise modified, suspended or terminated at any time or from time to time by the Board or the Committee. However, without approval of the Company’s shareholders given within twelve (12) months before or after the action by the Administrator, no action of the Administrator may, except as provided in Section 14.2, (a) increase the limits imposed in Section 3.1 on the maximum number of shares which may be issued under the Plan, or (b) reduce the price per share of any outstanding Option or Stock Appreciation Right granted under the Plan, or (c) cancel any Option or Stock Appreciation Right in exchange for cash or another Award when the Option or Stock Appreciation Right price per share exceeds the Fair Market Value of the underlying Shares. Except as provided in Section 14.10, no amendment, suspension or termination of the Plan shall, without the consent of the Holder, materially impair any rights or obligations under any Award theretofore granted or awarded, unless the Award itself otherwise expressly so provides. No Awards may be granted or awarded during any period of suspension or after termination of the Plan, and in no event may any Award be granted under the Plan after the tenth (10th) anniversary of the Effective Date.

14.2      Changes in Common Stock or Assets of the Company, Acquisition or Liquidation of the Company and Other Corporate Events.

(a)        In the event of any stock dividend, stock split, combination or exchange of shares, merger, consolidation or other distribution (other than normal cash dividends) of Company assets to shareholders, or any other change affecting the shares of the Company’s stock or the share price of the Company’s stock other than an Equity Restructuring, the Administrator shall make equitable adjustments, if any, to reflect such change with respect to (i) the aggregate number and kind of shares that may be issued under the Plan (including, but not limited to, adjustments of the limitations in Section 3.1 on the maximum number and kind of shares which may be issued under the Plan, and adjustments of the Award Limit); (ii) the number and kind of shares of Common Stock (or other securities or property) subject to outstanding Awards; (iii) the terms and conditions of any outstanding Awards (including, without limitation, any applicable performance targets or criteria with respect thereto); and (iv) the grant or exercise price per share for any outstanding Awards under the Plan. Any adjustment affecting an Award intended as Performance-Based Compensation shall be made consistent with the requirements of Section 162(m) of the Code.

(b)        In the event of any transaction or event described in Section 14.2(a) or any unusual or nonrecurring transactions or events affecting the Company, any Subsidiary of the Company, or the financial statements of the Company or any Subsidiary, or of changes in applicable laws, regulations or accounting principles, the Administrator, in its sole discretion, and on such terms and conditions as it deems appropriate, either by the terms of the Award or by action taken prior to the occurrence of such transaction or event and either automatically or upon the Holder’s request, is hereby authorized to take any one or more of the following actions whenever the Administrator determines that such action is appropriate in order to prevent dilution or enlargement of the benefits or potential benefits intended to be made available under the Plan or with respect to any Award under the Plan, to facilitate such transactions or events or to give effect to such changes in laws, regulations or principles:

(i)        To provide for either (A) termination of any such Award in exchange for an amount of cash, if any, equal to the amount that would have been attained upon the exercise of such Award or realization of the Holder’s rights (and, for the avoidance of doubt, if as of the date of the occurrence of the transaction or event described in this Section 14.2 the Administrator determines in good faith that no amount would have been attained upon the exercise of such Award or realization of the Holder’s rights, then such Award may be terminated by the Company without payment) or (B) the replacement of such Award with other rights or property selected by the Administrator in its sole discretion having an aggregate value not exceeding the amount that could have been attained upon the exercise of such Award or realization of the Holder’s rights had such Award been currently exercisable or payable or fully vested;

(ii)        To provide that such Award be assumed by the successor or survivor corporation, or a parent or subsidiary thereof, or shall be substituted for by similar options, rights or awards covering the stock of the successor or survivor corporation, or a parent or subsidiary thereof, with appropriate adjustments as to the number and kind of shares and prices;

(iii)        To make adjustments in the number and type of shares of the Company’s stock (or other securities or property) subject to outstanding Awards, and in the number and kind of outstanding Restricted Stock or Deferred Stock and/or in the terms and conditions of (including the grant or exercise price), and the criteria included in, outstanding Awards and Awards which may be granted in the future;

(iv)        To provide that such Award shall be exercisable or payable or fully vested with respect to all shares covered thereby, notwithstanding anything to the contrary in the Plan or the applicable Program or Award Agreement; and

(v)        To provide that the Award cannot vest, be exercised or become payable after such event.

(c)        In connection with the occurrence of any Equity Restructuring, and notwithstanding anything to the contrary in Sections 14.2(a) and 14.2(b):

(i)        The number and type of securities subject to each outstanding Award and the exercise price or grant price thereof, if applicable, shall be equitably adjusted; and/or

(ii)        The Administrator shall make such equitable adjustments, if any, as the Administrator in its discretion may deem appropriate to reflect such Equity Restructuring with respect to the aggregate number and kind of shares that may be issued under the Plan (including, but not limited to, adjustments of the limitations in Section 3.1 on the maximum number and kind of shares which may be issued under the Plan, and adjustments of the Award Limit). The adjustments provided under this Section 14.2(c) shall be nondiscretionary and shall be final and binding on the affected Holder and the Company.

(d)        Notwithstanding any other provision of the Plan, except as set forth in Section 14.2(e), in the event of a Change in Control, each outstanding Award shall continue in effect or be assumed or an equivalent Award substituted by the successor corporation or a parent or subsidiary of the successor corporation. Except as otherwise provided in a written agreement executed by Company and the Holder, in the event an Award continues in effect or is assumed or an equivalent Award substituted, and the surviving successor corporation terminates Holder’s employment or service without cause upon or within twelve (12) months following the Change in Control, then such Holder shall be fully vested in such continued, assumed or substituted Award.

(e)        In the event that the successor corporation in a Change in Control refuses to assume or substitute for the Award, the Administrator shall cause any or all of such Awards to become fully exercisable immediately prior to the consummation of such transaction and all forfeiture restrictions on any or all of such Awards to lapse. If an Award is exercisable in lieu of assumption or substitution in the event of a Change in Control, the Administrator shall notify the Holder that the Award shall be fully exercisable for a period of fifteen (15) days from the date of such notice, contingent upon the occurrence of the Change in Control, and the Award shall terminate upon the expiration of such period.

(f)        For the purposes of this Section 14.2, an Award shall be considered assumed if, following the Change in Control, the Award confers the right to purchase or receive, for each Share of Common Stock subject to the Award immediately prior to the Change in Control, the consideration (whether stock, cash, or other securities or property) received in the Change in Control by holders of Common Stock for each Share held on the effective date of the transaction (and if holders were offered a choice of consideration, the type of consideration chosen by the holders of a majority of the outstanding Shares); provided, however, that if such consideration received in the Change in Control was not solely common stock of the successor corporation or its parent, the Administrator may, with the consent of the successor corporation, provide for the consideration to be received upon the exercise of the Award, for each Share of Common Stock subject to an Award, to be solely common stock of the successor corporation or its parent equal in Fair Market Value to the per share consideration received by holders of Common Stock in the Change in Control.

(g)        The Administrator may, in its sole discretion, include such further provisions and limitations in any Award, agreement or certificate, as it may deem equitable and in the best interests of the Company that are not inconsistent with the provisions of the Plan.

(h)        With respect to Awards which are granted to Covered Employees and are intended to qualify as Performance-Based Compensation, no adjustment or action described in this Section 14.2 or in any other provision of the Plan shall be authorized to the extent that such adjustment or action would cause such Award to fail to so qualify as Performance-Based Compensation, unless the Administrator determines that the Award should not so qualify. No adjustment or action described in this Section 14.2 or in any other provision of the Plan shall be authorized to the extent that such adjustment or action would cause the Plan to violate Section 422(b)(1) of the Code. Furthermore, no such adjustment or action shall be authorized to the extent such adjustment or action would result in short-swing profits liability under Section 16 or violate the exemptive conditions of Rule 16b-3 unless the Administrator determines that the Award is not to comply with such exemptive conditions.

(i)        The existence of the Plan, the Program, the Award Agreement and the Awards granted hereunder shall not affect or restrict in any way the right or power of the Company or the shareholders of the Company to make or authorize any adjustment, recapitalization, reorganization or other change in the Company’s capital structure or its business, any merger or consolidation of the Company, any issue of stock or of options, warrants or rights to purchase stock or of bonds, debentures, preferred or prior preference stocks whose rights are superior to or affect the Common Stock or the rights thereof or which are convertible into or exchangeable for Common Stock, or the dissolution or liquidation of the Company, or any sale or transfer of all or any part of its assets or business, or any other corporate act or proceeding, whether of a similar character or otherwise.

(j)        No action shall be taken under this Section 14.2 which shall cause an Award to fail to comply with Section 409A of the Code or the Treasury Regulations thereunder, to the extent applicable to such Award.

(k)        In the event of any pending stock dividend, stock split, combination or exchange of shares, merger, consolidation or other distribution (other than normal cash dividends) of Company assets to shareholders, or any other change affecting the shares of Common Stock or the share price of the Common Stock including any Equity Restructuring, for reasons of administrative convenience, the Company in its sole discretion may refuse to permit the exercise of any Award during a period of thirty (30) days prior to the consummation of any such transaction.

14.3      No Shareholders Rights.    Except as otherwise provided herein, a Holder shall have none of the rights of a shareholder with respect to Shares of Common Stock covered by any Award until the Holder becomes the record owner of such Shares of Common Stock.

14.4      Paperless Administration.    In the event that the Company establishes, for itself or using the services of a third party, an automated system for the documentation, granting or exercise of Awards, such as a system using an internet website or interactive voice response, then the paperless documentation, granting or exercise of Awards by a Holder may be permitted through the use of such an automated system.

14.5      Effect of Plan upon Other Compensation Plans.    The adoption of the Plan shall not affect any other compensation or incentive plans in effect for the Company or any Subsidiary. Nothing in the Plan shall be construed to limit the right of the Company or any Subsidiary: (a) to establish any other forms of incentives or compensation for Employees, Directors or Consultants of the Company or any Subsidiary, or (b) to grant or assume options or other rights or awards otherwise than under the Plan in connection with any proper corporate purpose including without limitation, the grant or assumption of options in connection with the acquisition by purchase, lease, merger, consolidation or otherwise, of the business, stock or assets of any corporation, partnership, limited liability company, firm or association.

14.6      Compliance with Laws.    The Plan, the granting and vesting of Awards under the Plan and the issuance and delivery of Shares and the payment of money under the Plan or under Awards granted or awarded hereunder are subject to compliance with all applicable federal, state, local and foreign laws, rules and regulations (including but not limited to state, federal and foreign securities law and margin requirements), the rules of any securities exchange or automated quotation system on which the Shares are listed, quoted or traded, and to such approvals by any listing, regulatory or governmental authority as may, in the opinion of counsel for the Company, be necessary or advisable in connection therewith. Any securities delivered under the Plan shall be subject to such restrictions, and the person acquiring such securities shall, if requested by the Company, provide such assurances and representations to the Company as the Company may deem necessary or desirable to assure compliance with all applicable legal requirements. To the extent permitted by applicable law, the Plan and Awards granted or awarded hereunder shall be deemed amended to the extent necessary to conform to such laws, rules and regulations.

14.7      Titles and Headings, References to Sections of the Code or Exchange Act.    The titles and headings of the Sections in the Plan are for convenience of reference only and, in the event of any conflict, the text of the Plan, rather than such titles or headings, shall control. References to sections of the Code or the Exchange Act shall include any amendment or successor thereto.

14.8      Governing Law.    The Plan and any agreements hereunder shall be administered, interpreted and enforced under the internal laws of the State of Delaware without regard to conflicts of laws thereof or of any other jurisdiction.

14.9      Section 409A.    To the extent that the Administrator determines that any Award granted under the Plan is subject to Section 409A of the Code, the Program pursuant to which such Award is granted and the Award Agreement evidencing such Award shall incorporate the terms and conditions required by Section 409A of the Code. To the extent applicable, the Plan, the Program and any Award Agreements shall be interpreted in accordance with Section 409A of the Code and Department of Treasury regulations and other interpretive guidance issued thereunder, including without limitation any such regulations or other guidance that may be issued after the Effective Date. Notwithstanding any provision of the Plan to the contrary, in the event that following the Effective Date the Administrator determines that any Award may be subject to Section 409A of the Code and related Department of Treasury guidance (including such Department of Treasury guidance as may be issued after the Effective Date), the Administrator may adopt such amendments to the Plan and the applicable Program and Award Agreement or adopt other policies and procedures (including amendments, policies and procedures with retroactive effect), or take any other actions, that the Administrator determines are necessary or appropriate to (a) exempt the Award from Section 409A of the Code and/or preserve the intended tax treatment of the benefits provided with respect to the Award, or (b) comply with the requirements of Section 409A of the Code and related Department of Treasury regulations and guidance, as may be amended from time to time in the future, and thereby avoid the application of any penalty taxes under such Section. Any Award that is subject to Section 409A of the Code and that is to be distributed to a Key Employee (as defined below) upon separation from service shall be administered so that any distribution with respect to such Award shall be postponed for six months following the date of the Holder’s separation from service, if required by Section 409A of the Code. If a distribution is delayed pursuant to Section 409A of the Code, the distribution shall be paid within fifteen (15) days after the end of the six-month period. If the Holder dies during such six-month period, any postponed amounts shall be paid within ninety (90) days of the Holder’s death. The determination of Key Employees, including the number and identity of persons considered Key Employees and the identification date, shall be made by the Committee or its delegate each year in accordance with Section 416(i) of the Code and the

“specified employee” requirements of section 409A of the Code. Notwithstanding anything in the Plan or any Award Agreement to the contrary, each Holder shall be solely responsible for the tax consequences of Awards under the Plan, and in no event shall the Company or any Subsidiary or affiliate of the Company have any responsibility or liability if an Award does not meet any applicable requirements of Section 409A of the Code. Although the Company intends to administer the Plan to prevent taxation under Section 409A of the Code, the Company does not represent or warrant that the Plan or any Award complies with any provision of federal, state, local or other tax law.

14.10      No Rights to Awards.    No Eligible Individual or other person shall have any claim to be granted any Award pursuant to the Plan, and neither the Company nor the Administrator is obligated to treat Eligible Individuals, Holders or any other persons uniformly.

14.11      Unfunded Status of Awards.    The Plan is intended to be an “unfunded” plan for incentive compensation. With respect to any payments not yet made to a Holder pursuant to an Award, nothing contained in the Plan or any Program or Award Agreement shall give the Holder any rights that are greater than those of a general creditor of the Company or any Subsidiary.

14.12      Indemnification.    To the extent allowable pursuant to applicable law, each member of the Committee or of the Board shall be indemnified and held harmless by the Company from any loss, cost, liability, or expense that may be imposed upon or reasonably incurred by such member in connection with or resulting from any claim, action, suit, or proceeding to which he or she may be a party or in which he or she may be involved by reason of any action or failure to act pursuant to the Plan and against and from any and all amounts paid by him or her in satisfaction of judgment in such action, suit, or proceeding against him or her; provided he or she gives the Company an opportunity, at its own expense, to handle and defend the same before he or she undertakes to handle and defend it on his or her own behalf. The foregoing right of indemnification shall not be exclusive of any other rights of indemnification to which such persons may be entitled pursuant to the Company’s Certificate of Incorporation or Bylaws, as a matter of law, or otherwise, or any power that the Company may have to indemnify them or hold them harmless.

14.13      Relationship to other Benefits.    No payment pursuant to the Plan shall be taken into account in determining any benefits under any pension, retirement, savings, profit sharing, group insurance, welfare or other benefit plan of the Company or any Subsidiary except to the extent otherwise expressly provided in writing in such other plan or an agreement thereunder.

14.14      Expenses.    The expenses of administering the Plan shall be borne by the Company and its Subsidiaries.

Appendix B

SECTION 382 TAX BENEFITS PRESERVATION PLAN

by and between

ALASKA COMMUNICATIONS SYSTEMS GROUP, INC.

and

COMPUTERSHARE TRUST COMPANY, N.A.,

as Rights Agent,

Dated as of January 8, 2018

(Continued)

SECTION 382 TAX BENEFITS PRESERVATION PLAN

SECTION 382 TAX BENEFITS PRESERVATION PLAN (this “Agreement”), dated January 8, 2018, between Alaska Communications Systems Group, Inc., a Delaware corporation (the “Company”), and Computershare Trust Company, N.A., as rights agent (the “Rights Agent”).

RECITALS:

WHEREAS, the Company and certain of its Subsidiaries (as hereinafter defined) have generated certain Tax Benefits (as hereinafter defined) for United States federal income tax purposes, such Tax Benefits may potentially provide valuable benefits to the Company, the Company desires to avoid an “ownership change” within the meaning of Section 382 (as hereinafter defined), and the Treasury Regulations (as hereinafter defined) promulgated thereunder, and thereby preserve its ability to utilize such Tax Benefits, and, in furtherance of such objective, the Company desires to enter into this Agreement; and

WHEREAS, on January 8, 2018, the Board of Directors of the Company (the “Board”) authorized and declared a dividend of one right (a “Right”) for each share of the Common Stock (as hereinafter defined) of the Company outstanding as of the Close of Business (as defined herein) on January 19, 2018 (the “Record Date”), each Right representing the right to purchase, upon the terms and subject to the conditions herein, one one-thousandth of a share of Preferred Stock (as defined below) of the Company (each one one-thousandth of a share, a “Unit”), and (ii) further authorized the issuance, upon the terms and subject to the conditions herein, of one Right with respect to each share of Common Stock of the Company that shall become outstanding between the Record Date and the earlier of the Distribution Date and the Expiration Date (each as defined herein) (or thereafter in accordance with Section 21 hereof).

NOW, THEREFORE, in consideration of the premises and the mutual agreements herein set forth and intending to be legally bound hereby, the parties hereby agree as follows:

Section 1.          Definitions.

For purposes of this Agreement, the following terms shall have the meanings indicated:

(a)        “Acquiring Person” means any Person who or which, together with all Affiliates and Associates of such Person, is or becomes the Beneficial Owner of 4.99% or more of the shares of Common Stock of the Company then outstanding, as calculated pursuant hereto, but shall not include:

(i)  any Exempt Person;

(ii)  any “direct public group” within the meaning of Treasury Regulations Section 1.382-2T(j)(2)(ii);

(iii)  any Existing Holder unless and until such Existing Holder acquires Beneficial Ownership of any additional shares of Common Stock of the Company after the first public announcement by the Company of the adoption of this Agreement (other than pursuant to a stock split, reverse stock split, stock dividend, reclassification or similar transaction effected by the Company) at a time when such Existing Holder is still the Beneficial Owner of 4.99% or more of shares of the Common Stock of the Company then outstanding, in which case such Person shall be an Acquiring Person;

(iv)  any Person who as the result of an acquisition of shares of Common Stock by the Company (or any Subsidiary of the Company, any employee benefit plan of the Company or any Subsidiary of the Company, or any Person organized, appointed or established by the Company for or pursuant to the terms of any such plan) which, by reducing the number of shares of Common Stock of the Company outstanding, increases the proportionate number of shares of Common Stock of the Company Beneficially Owned by such Person to 4.99% or more of the shares of Common Stock of the Company then outstanding; provided, however, that, if a Person shall become the Beneficial Owner of 4.99% or more of the shares of Common Stock of the Company then outstanding by reason of acquisition of shares by the Company (or any Subsidiary of the Company, any employee benefit plan of the Company or any Subsidiary of the Company, or any Person organized, appointed or established by the Company for or pursuant to the terms of any such plan) and shall, after the first public announcement by the Company of such share acquisitions by the Company (or any Subsidiary of the Company, any employee benefit plan of the Company or any Subsidiary of the Company, or any Person organized, appointed or established by the Company for or pursuant to the terms of any such plan), become the Beneficial Owner of any additional shares (other than pursuant to a stock split, reverse stock split, stock dividend, reclassification or similar transaction effected by the Company) of Common Stock of the Company and immediately thereafter is the Beneficial Owner of 4.99% or more of the shares of Common Stock of the Company then outstanding, then such Person shall be an Acquiring Person; or

(v)  any Person who or which, within ten (10) Business Days of being requested by the Company to advise it regarding the same, certifies to the Company that such Person acquired shares of Common Stock in excess of 4.99% inadvertently or without knowledge of the terms of the Rights and who or which, together with all Affiliates and Associates, thereafter within ten (10) Business Days following such certification reduces such Person’s, together with its Affiliates’ and Associates’, Beneficial Ownership to less than 4.99% of the shares of Common Stock then outstanding; provided, however, that (x) if the Person requested to so certify fails to do so within ten (10) Business Days or breaches or violates such certification, then such Person shall become an Acquiring Person immediately after such ten (10) Business Day period or such breach or violation or (y) if the Person together with its Affiliates and Associates fails to reduce Beneficial Ownership to less than 4.99% within ten (10) Business Days following such certification, then such Person shall become an Acquiring Person immediately after such ten (10) Business Day period;

provided, however, that no Person shall be an Acquiring Person if the Board shall have affirmatively determined, prior to or after the Distribution Date, in light of the intent and purposes of this Agreement or other circumstances facing the Company, that such Person shall not be deemed an Acquiring Person, unless and until such Person shall again become an Acquiring Person.

In determining whether a Person owns 4.99% or more of the shares of Common Stock of the Company then outstanding, for all purposes of this Agreement, all of the Common Stock of the Company Beneficially Owned by such Person shall be taken into account in the numerator and, for purposes of the denominator, any calculation of the number of shares of Common Stock outstanding at any particular time shall be made pursuant to and in accordance with Section 382 and the Treasury Regulations promulgated thereunder. Without limiting the foregoing, any Person (other than a “direct public group” within the meaning of Treasury Regulations Section 1.382-2T(j)(2)(ii)) shall be treated as the Beneficial Owner of 4.99% or more shares of the Common Stock of the Company then outstanding if, in the determination of the Board, that Person would be treated as a “5-percent stockholder” for purposes of Section 382 (substituting “4.99” for “5” each time “five” or “5” is used in or for purposes of Section 382). Notwithstanding anything to the contrary set forth herein, any shares of Common Stock of which a Person or any Affiliate or Associate of such Person becomes the Beneficial Owner pursuant to an equity compensation award granted to such Person by the Company or as a result of an adjustment by the Company to the number of shares of Common Stock represented by such equity compensation award pursuant to the terms thereof shall, solely for purposes of determining the number of shares of Common Stock of which such Person or any Affiliate or Associate of such Person is the Beneficial Owner at any time, not be included in (x) the calculation of the number of shares of Common Stock outstanding or (y) the particular percentage of the number of shares of Common Stock of which such Person and/or any Affiliate or Associate of such Person is the Beneficial Owner.

(b) “Adjustment	Shares” shall have the meaning set forth in Section 11(a)(ii).

(c)       “Affiliate” and “Associate” shall have the respective meanings ascribed to such terms in Rule 12b-2 of the General Rules and Regulations under the Exchange Act as in effect on the date of this Agreement, and to the extent not included within the foregoing clause of this Section 1(c), shall also include, with respect to any Person (other than an Exempt Person or an Existing Holder), any other Person whose Common Stock would be deemed constructively or otherwise owned by, or otherwise aggregated with shares owned by, such first Person or owned by a single “entity” pursuant to the provisions of Section 382; provided, however, that a Person will not be deemed to be the Affiliate or Associate of another Person solely because either or both Persons are or were directors of the Company.

(d)       A Person shall be deemed the “Beneficial Owner” of, and to “Beneficially Own,” any securities:

(i)     which such Person or any of such Person’s Affiliates or Associates (A) directly or indirectly has the right to vote or dispose of, alone or in concert with others, or

(B) is deemed to beneficially own, directly or indirectly, within the meaning of Rule 13d-3 of the General Rules and Regulations under the Exchange Act as in effect on the date of this Agreement, including, with respect to both clause (A) and clause (B), pursuant to any agreement, arrangement or understanding (whether or not in writing); provided, however, that a Person shall not be deemed the Beneficial Owner of, or to Beneficially Own, securities (including, but not limited to, rights, options or warrants) which are convertible or exchangeable into or exercisable for Common Stock, except to the extent the acquisition or transfer of such rights, options or warrants would reasonably be expected to result in the rights, options or warrants being treated as exercised on the date of their acquisition or transfer under Section 382;

(ii)     which such Person or any of such Person’s Affiliates or Associates owns, directly or indirectly, or has the right to acquire (whether such right is exercisable immediately, or only after the passage of time, compliance with regulatory requirements, the fulfillment of a condition, or otherwise) pursuant to any agreement, arrangement or understanding (whether or not in writing), or upon the exercise of conversion rights, exchange rights, warrants, options, or other rights (including, without limitation, within the meaning of Section 382) or otherwise; provided, however, that a Person shall not be deemed the Beneficial Owner of, or to beneficially own, (A) any shares of Common Stock by virtue of owning securities or other interests (including, but not limited to, rights, options or warrants) that are convertible or exchangeable into, or exercisable for, such shares of Common Stock, except to the extent that upon the issuance, acquisition or transfer of such securities or other interests, such securities or other interests would be treated as exercised under Section 1.382-4(d) or other applicable sections of the Treasury Regulations, (B) securities tendered pursuant to a tender offer or exchange offer made by or on behalf of such Person or any of such Person’s Affiliates or Associates until such tendered securities are accepted for purchase or exchange or (C) securities issuable upon the exercise or exchange of Rights;

(iii)     which are owned, directly or indirectly, by any other Person, if such Person or any of such Person’s Affiliates or Associates has any agreement, arrangement or understanding (whether or not in writing) with such other Person or any of such other Person’s Affiliates or Associates for the purpose of acquiring, holding, voting or disposing of any securities of the Company; or

(iv)     to the extent not included within the foregoing provisions of this Section, a Person shall be deemed the “Beneficial Owner” of and shall be deemed to “beneficially own” or have “beneficial ownership” of securities, if such Person would be deemed to constructively own such securities pursuant to Sections 1.382-2T(h) and 1.382-4(d) of the Treasury Regulations, such Person owns such securities pursuant to a “coordinated acquisition” treated as a single “entity” as defined in Section 1.382-3(a)(1) of the Treasury Regulations, or such securities are otherwise aggregated with securities owned by such Person, pursuant to the provisions of Section 382;

provided, however, that (i) a Person will not be deemed the Beneficial Owner of, or to Beneficially Own, any security (A) if such Person has the right to vote such security pursuant to an agreement, arrangement or understanding (whether or not in writing) which arises solely from a revocable proxy or consent given to such Person in response to a public proxy or consent solicitation made pursuant to, and in accordance with, Section 14(a) of the Exchange Act by means of a solicitation statement filed on Schedule 14A, and (2) is not also then reportable on Schedule 13D under the Exchange Act (or any comparable or successor report), or (B) if such beneficial ownership arises solely as a result of such Person’s status as a “clearing agency,” as defined in Section 3(a)(23) of the Exchange Act; (ii) nothing in this definition will cause a Person engaged in business as an underwriter of securities to be the Beneficial Owner of, or to Beneficially Own, any securities acquired through such Person’s participation in good faith in an underwriting syndicate until the expiration of forty (40) calendar days after the date of such acquisition, or such later date as the Board may determine in any specific case; (iii) subject to Section 1(d)(iv), above, a Person shall not be deemed the Beneficial Owner of, or to Beneficially Own, any securities if (A) such securities would not be deemed constructively or otherwise owned by, or otherwise aggregated with shares owned by, such Person, and (B) such securities would not be deemed constructively or otherwise owned by a single “entity,” in each case, for purposes of Section 382; and (iv) a Person shall not be deemed the Beneficial Owner of, or to Beneficially Own any securities which such Person or any of such Person’s Affiliates or Associates would otherwise be deemed to Beneficially Own pursuant to this Section 1(d) solely as a result of any merger or other acquisition agreement between the Company and such Person (or one or more of such Person’s Affiliates or Associates), or any tender, voting or support agreement entered into by such Person (or one or more of such Person’s Affiliates or Associates) in connection therewith, if, prior to such Person becoming an Acquiring Person, the Board has approved such merger or other acquisition agreement and any such tender, voting or support agreement entered into in connection therewith.

(e) “Board”	shall have the meaning set forth in the recitals.

(f)        “Business Day” shall mean any day other than a Saturday, Sunday, or a day on which banking institutions in the State of New York are authorized or obligated by law or executive order to close.

(g)       “Close of Business” on any given date shall mean 5:00 P.M. New York City time, on such date; provided, however, that if such date is not a Business Day, it shall mean 5:00 P.M., New York City time, on the next succeeding Business Day.

(h)       “Code” shall mean the Internal Revenue Code of 1986 as amended.

(i)        “Common Stock,” when used with reference to the Company, shall mean the common stock (presently $0.01 par value per share) of the Company. “Common Stock,” when used with reference to any Person other than the Company, shall mean shares of the capital stock with the greatest voting power of such other Person or, if such other Person is a subsidiary of another Person, the entity which ultimately controls such first-mentioned Person. “Common Stock,” when used with reference to any Person not organized in corporate form, shall mean units of beneficial interest which (x) represent the right to participate generally in the profits and losses of such Person (including without limitation any flow-through tax benefits resulting from an ownership interest in such Person) and (y) are entitled to exercise the greatest voting power of such Person or, in the case of a limited partnership, have the power to remove the general partner or partners.

(j)        “Company” shall have the meaning set forth in the preamble.

(k)       “Current Market Price” shall have the meaning set forth in Section 11(d).

(l)        “Current Value” shall have the meaning set forth in Section 11(a)(iii).

(m)      “Distribution Date” shall have the meaning set forth in Section 3(a).

(n)       “Equivalent Preferred Securities” shall have the meaning set forth in Section 11(b).

(o)       “Exchange Act” shall mean the Securities Exchange Act of 1934, as amended.

(p)       “Excess Exchange Shares” shall have the meaning set forth in Section 23.

(q)       “Existing Holder” shall mean any Person who, immediately prior to the first public announcement of the adoption of this Agreement by the Company, is the Beneficial Owner of 4.99% or more of the Common Stock then outstanding, together with any Affiliates and Associates of such Person.

(r)        “Exempt Person” shall mean (i) the Company or any Subsidiary of the Company, in each case including, without limitation, the officers and board of directors thereof acting solely in their fiduciary capacity, (ii) any employee benefit plan of the Company or any Subsidiary of the Company or any entity or trustee organized, appointed, established or holding shares of Common Stock of the Company for or pursuant to the terms of any such plan, or for the purpose of funding other employee benefits for employees of the Company or any Subsidiary of the Company, (iii) any Person who the Board determines, in its sole discretion, prior to the time such Person would otherwise be an Acquiring Person, should be permitted to become the Beneficial Owner of up to a number of the shares of Common Stock determined by the Board (the “Exempted Number”) and be exempted from being an Acquiring Person, unless and until such Person acquires Beneficial Ownership of shares of Common Stock of the Company in excess of the Exempted Number (other than pursuant to a stock split, reverse stock split, stock dividend, reclassification or similar transaction effected by the Company) in which case such Person shall be an Acquiring Person; provided, however, that the Board may make such exemption subject to such conditions, if any, which the Board may determine, and (iv) any Person who is a transferee from the estate of an Exempt Person and who receives Common Stock of the Company as a bequest or inheritance from such Exempt Person, but only for so long as such transferee continues to be the Beneficial Owner of 4.99% or more of the then outstanding shares of Common Stock of the Company.

(s)        “Expiration Date” shall mean the earliest of (i) the date on which all of the Rights are redeemed as provided in Section 22, (ii) the date on which the Rights are exchanged as provided in Section 23, (iii) the consummation of a reorganization transaction entered into by the Company resulting in the imposition of stock transfer restrictions that the Board, in its sole discretion, determines will provide protection for the Company’s Tax Benefits similar to that provided by this Agreement, (iv) the Close of Business on the effective date of the repeal of Section 382 (but excluding the repeal or withdrawal of any Treasury Regulations thereunder), or any other change, if the Board determines in its sole discretion, that this Agreement is no longer necessary or desirable for the preservation of Tax Benefits, (v) the date on which the Board otherwise determines, in its sole discretion, that this Agreement is no longer necessary to preserve the Tax Benefits, and (vi) the beginning of a taxable year of the Company to which the Board determines in its sole discretion, that no Tax Benefits may be carried forward.

(t)        “Final Expiration Date” shall mean January 8, 2021.

(u)       “NASDAQ” shall mean the NASDAQ Stock Market or any of its listing venues.

(v)       “NYSE” shall mean the New York Stock Exchange.

(w)      “Person” shall mean any individual, firm, corporation, partnership, limited liability company, limited liability partnership, association, trust, syndicate or other entity, or any group of persons making a “coordinated acquisition” of shares of Common Stock or otherwise treated as an entity within the meaning of Section 1.382-3(a)(1) of the Treasury Regulations or otherwise for purposes of Section 382, or any successor provision or replacement provision, and includes any successor (by merger or otherwise) of such individual or entity.

(x)       “Preferred Stock” shall mean shares of Series A Junior Participating Cumulative Preferred Stock, par value $0.01 per share, of the Company having the voting powers, designations, preferences and relative rights described in the Certificate of Designation, Preferences and Rights set forth in Exhibit A hereto, and, to the extent that there are not a sufficient number of shares of Series A Junior Participating Preferred Stock authorized to permit the full exercise of the Rights, any other series of preferred stock of the Company designated for such purpose containing terms substantially similar to the terms of the Series A Junior Participating Preferred Stock.

(y)       “Purchase Price” shall have the meaning set forth in Section 7(b).

(z)       “Record Date” shall have the meaning set forth in the recitals.

(aa)      “Redemption Price” shall have the meaning set forth in Section 22(a).

(bb)     “Right” shall have the meaning set forth in the recitals.

(cc)      “Rights Agent” shall have the meaning set forth in the preamble.

(dd)     “Right Certificate” shall have the meaning set forth in Section 3(a).

(ee)      “Section 11(a)(ii) Event” shall have the meaning set forth in Section 11(a)(ii).

(ff)      “Section 382” shall mean Section 382 of the Code and the Treasury Regulations promulgated thereunder.

(gg)     “Securities Act” shall mean the Securities Act of 1933, as amended.

(hh)     “Share Equivalents” shall have the meaning set forth in Section 11(a)(iii).

(ii)       “Stock Acquisition Date” shall mean the first date of a public announcement (which, for purposes of this definition, shall include, without limitation, a report filed or amended pursuant to Section 13(d) under the Exchange Act) by the Company or an Acquiring Person indicating that an Acquiring Person has become such; provided that, if such Person is determined by the Board not to be or have become an Acquiring Person, then no Stock Acquisition Date shall be deemed to have occurred.

(jj)      “Subsidiary” of a Person shall mean any corporation or other entity of which securities or other ownership interests having ordinary voting power sufficient to elect or appoint a majority of the board of directors or other persons performing similar functions are beneficially owned, directly or indirectly, by such Person and any corporation or other entity that is otherwise controlled by such Person.

(kk)     “Substitution Period” shall have the meaning set forth in Section 11(a)(iii).

(ll)      “Summary of Rights” shall have the meaning set forth in Section 3(b).

(mm)   “Tax Benefits” shall mean the net operating loss carryforwards, capital loss carryforwards, general business credit carryforwards, alternative minimum tax credit carryforwards and foreign tax credit carryforwards, as well as any loss or deduction attributable to a “net unrealized built-in loss” within the meaning of Section 382, and the Treasury Regulations promulgated thereunder, of the Company or any direct or indirect Subsidiary thereof.

(nn)     “Trading Day” shall have the meaning set forth in Section 11(d)(i).

(oo)     “Treasury Regulations” shall mean final and temporary (but not proposed) regulations of the U.S. Department of the Treasury promulgated under the Code, as such regulations may be amended from time to time.

(pp)     “Triggering Event” shall mean any Section 11(a)(ii) Event.

(qq)     “Trust” shall have the meaning set forth in Section 23(a).

(rr)      “Trust Agreement” shall have the meaning set forth in Section 23(a).

(ss)      “Unit” shall have the meaning set forth in the recitals.

Section 2.          Appointment of Rights Agent. The Company hereby appoints the Rights Agent to act as agent for the Company in accordance with the express terms and conditions of this Agreement (and no implied terms and conditions), and the Rights Agent hereby accepts this appointment. The Company may from time to time appoint such co-Rights Agents as it may deem necessary or desirable, upon ten (10) calendar days’ prior written notice to the Rights Agent. In the event the Company appoints one or more co-Rights Agents, the respective duties of the Rights Agents and any co-Rights Agents shall be as the Company shall determine and the Company shall promptly notify the Rights Agent of such duties. The Rights Agent shall have no duty to supervise, and in no event shall be liable for, the acts or omissions of any co-Rights Agent.

Section 3.          Issuance of Right Certificates.

(a)          Until the Close of Business on the earlier to occur of (i) the tenth (10th) calendar day after the Stock Acquisition Date or (ii) the tenth (10th) calendar day after the date of the commencement by any Person of a tender or exchange offer, upon the successful consummation of which such Person, together with its Affiliates and Associates, would be an Acquiring Person (irrespective of whether any shares are actually purchased pursuant to such offer), or in the case of clause (ii) such later date specified by the Board which date shall not be later than the date specified in clause (i) (the earliest of such dates being referred to herein as the “Distribution Date”), (x) the Rights will be evidenced by the certificates for the shares of Common Stock of the Company registered in the names of the holders of the shares of Common Stock of the Company (which certificates for shares of Common Stock of the Company shall be deemed also to be certificates for Rights) or, with respect to shares of Common Stock of the Company not represented by certificates, the Rights related thereto will be evidenced by the notation on the records of the Company representing these shares, and, in each case, not by separate certificates, (y) the registered holders of shares of Common Stock of the Company shall also be the registered holders of the associated Rights, and (z) the Rights (and the right to receive certificates therefor) will be transferable only in connection with the transfer of the underlying shares of Common Stock of the Company (including a transfer to the Company). As soon as practicable after the Distribution Date, the Rights Agent will, if requested to do so by the Company and provided with all necessary information and documents, at the expense of the Company, send, by first-class, postage prepaid mail, to each record holder of shares of Common Stock of the Company as of the Close of Business on the Distribution Date, at the address of the holder shown on the records of the Company, a certificate in substantially the form of Exhibit B (the “Right Certificate”) evidencing the Rights underlying the shares of Common Stock of the Company so held. As of and after the Distribution Date, the Rights will be evidenced solely by the Right Certificates. The Company shall promptly notify the Rights Agent in writing upon the occurrence of the Distribution Date and, if notification is given orally, the Company shall confirm the same in writing on or prior to the next succeeding Business Day. Until such written notice is received by the Rights Agent, the Rights Agent may presume conclusively for all purposes that the Distribution Date has not occurred.

(b)         Upon request of any holder of record of a Right, the Company will send a copy of this Agreement and a copy of the Summary of the Terms of the Rights, substantially in the form attached hereto as Exhibit C (the “Summary of Rights”), by postage prepaid mail, to the holder.

(c)          Until the Distribution Date (or, if earlier, the Expiration Date or Final Expiration Date), the surrender for transfer of any certificate for shares of Common Stock of the Company shall also constitute the surrender for transfer of the Rights associated with the shares of Common Stock represented thereby and the transfer of shares of Common Stock on the records of the Company shall also constitute the transfer of the Rights associated with the shares.

(d)         Certificates issued for shares of Common Stock of the Company (including, without limitation, certificates issued upon transfer or exchange of shares of Common Stock of the Company) after the Record Date, but prior to the earlier of the Distribution Date, the Expiration Date or the Final Expiration Date, shall have impressed on, printed on, written on or otherwise affixed to them a legend in substantially the following form:

“This certificate also evidences and entitles the holder to certain rights (the “Rights”) as set forth in a Section 382 Tax Benefits Preservation Plan by and between Alaska Communications Systems Group, Inc. and Computershare Trust Company, N.A., as Rights Agent (or any successor rights agent), dated as of January 8, 2018, as from time to time amended, extended or renewed (the “Plan”), the terms of which are incorporated herein by reference and a copy of which is on file at the principal executive office of the Company. Under certain circumstances, as set forth in the Plan, such Rights will be evidenced by separate certificates and will no longer be evidenced by this certificate. The Company will mail to the holder of record of this certificate a copy of the Plan, without charge, within ten Business Days (as defined in the Plan) after receipt of a written request therefor. Under certain circumstances, as provided in the Plan, Rights issued to or beneficially owned by Acquiring Persons or their Associates or Affiliates (as such terms are defined in the Plan) or any purported subsequent holder of such Rights will become null and void. The Rights shall not be exercisable, and shall be void so long as held, by a holder in any jurisdiction where the requisite qualification to the issuance to such holder, or the exercise by such holder, of the Rights in such jurisdiction shall not have been obtained or be obtainable.”

The failure to print the foregoing legend on any such certificate representing shares of Common Stock of the Company or any defect therein shall not affect in any manner whatsoever the application or interpretation of the provisions of Section 7(e) hereof.

Section 4.          Form of Right Certificates; Notice to Rights Agent as to Acquiring Person.

(a)          The Right Certificates (and the forms of election to purchase shares and forms of assignment to be printed on the reverse thereof), when, as and if issued, shall be substantially in the form set forth in Exhibit B and may have such marks of identification or designation and such legends, summaries or endorsements printed thereon as the Company may deem appropriate (which do not affect the rights, liabilities, duties or responsibilities of the Rights Agent) and as are not inconsistent with the provisions of this Agreement, or as may be required to comply with any law or with any rule or regulation made pursuant thereto or with any law, rule or regulation of any stock exchange on which the Rights may from time to time be listed, or to conform to usage. Subject to the terms and conditions hereof, the Right Certificates evidencing the Rights, whenever issued, on their face shall entitle the holders thereof to purchase, for each Right, one Unit, at the Purchase Price, but the number and type of shares or other property holders thereof shall be entitled to purchase and the Purchase Price, shall be subject to adjustment as provided in this Agreement.

(b)         Notwithstanding any other provision of this Agreement, any Right Certificate that represents Rights that may be or may have been at any time on or after the Distribution Date beneficially owned by an Acquiring Person or any Affiliate or Associate thereof (or any purported transferee of such Rights) may have impressed on, printed on, written on or otherwise affixed to it a legend in substantially the following form:

“The beneficial owner of the Rights (the “Rights”) represented by this Right Certificate may be an Acquiring Person or an Affiliate or Associate (as such terms are defined in the Section 382 Tax Benefits Preservation Plan by and between Alaska Communications Systems Group, Inc. and Computershare Trust Company, N.A., as Rights Agent (or any successor rights agent), dated as of January 8, 2018, as from time to time amended, extended or renewed (the “Plan”)) of an Acquiring Person or a subsequent holder of a Right Certificate beneficially owned by such Persons (as defined in the Plan). Accordingly, under certain circumstances as provided in the Plan, this Right Certificate and the Rights represented hereby will be null and void.”

The provisions of this Agreement shall be operative whether or not the foregoing legend is imprinted on any such Right Certificate. The Company shall give notice to the Rights Agent promptly after it becomes aware of the existence of any Acquiring Person.

Section 5.          Countersignature and Registration.

(a)          The Right Certificates shall be duly executed on behalf of the Company by the Chief Executive Officer, Chief Financial Officer, General Counsel or any Vice President of the Company, either manually or by facsimile signature, and shall have affixed thereto the Company’s seal or a facsimile thereof which shall be attested to by the Secretary, Assistant Secretary, the Treasurer or any Assistant Treasurer of the Company, either manually or by facsimile signature. The Right Certificates shall be countersigned by the Rights Agent, manually or by facsimile signature, and shall not be valid for any purpose unless so countersigned. In case any officer of the Company who shall have signed any of the Right Certificates shall cease to be such officer of the Company before countersignature by the Rights Agent and issuance and delivery by the Company, the Right Certificates nevertheless may be countersigned by the Rights Agent, issued and delivered with the same force and effect as though the person who signed the Right Certificates had not ceased to be such officer of the Company; and any Right Certificate may be signed on behalf of the Company by any person who, at the actual date of the execution of such Right Certificate, shall be a proper officer of the Company to sign the Right Certificate, although at the date of the execution of this Agreement any such person was not such an officer.

(b)         Following the Distribution Date and receipt by the Rights Agent of written notice to that effect and all other relevant information referred to in Section 3(a), the Rights Agent will keep or cause to be kept books for registration and transfer of the Right Certificates issued hereunder. The books shall show the names and addresses of the respective holders of the Right Certificates, the number of Rights evidenced on its face by each of the Right Certificates, the date of each of the Right Certificates, and the certificate numbers for each of the Right Certificates.

Section 6.          Transfer, Split Up, Combination and Exchange of Right Certificates; Mutilated, Destroyed, Lost or Stolen Right Certificates.

(a)          Subject to the provisions of Sections 4(b), 7(e) and 13(b), at any time after the Close of Business on the Distribution Date and at or prior to the Close of Business on the earlier of the Expiration Date or the Final Expiration Date, any Right Certificate or Right Certificates may be (a) transferred or (b) split up, combined or exchanged for another Right Certificate or Right Certificates, entitling the registered holder to purchase a like number of Units (and/or other securities or property, as the case may be) as the Right Certificate or Right Certificates surrendered then entitled such holder to purchase. Any registered holder desiring to transfer any Right Certificate shall surrender the Right Certificate at the office of the Rights Agent designated for this purpose with the form of assignment on the reverse side thereof duly endorsed (or enclose with such Right Certificate a written instrument of transfer in a form satisfactory to the Company and the Rights Agent, duly executed by the registered holder thereof or the registered holder’s attorney duly authorized in writing), and with all signatures duly guaranteed. Any registered holder desiring to split up, combine or exchange any Right Certificate shall make such request in a writing delivered to the Rights Agent, and shall surrender the Right Certificate or Right Certificates to be split up, combined or exchanged at the office of the Rights Agent designated for such purpose. Thereupon or as promptly as practicable thereafter, the Company shall prepare, execute and deliver to the Rights Agent, and the Rights Agent shall countersign (by manual or facsimile signature) and deliver to the Person entitled thereto a Right Certificate or Right Certificates, as the case may be, as so requested. The Company may require payment from the holder of a Right Certificate of a sum sufficient to cover any tax or governmental charge that may be imposed in connection with any transfer, split up, combination or exchange of Right Certificates. The Rights Agent shall have no duty or obligation to take any action under this Section 6 unless and until the Rights Agent is reasonably satisfied that all such taxes and/or charges have been paid.

(b)         Upon receipt by the Company and the Rights Agent of evidence reasonably satisfactory to them of the loss, theft, destruction or mutilation of a Right Certificate, and, in case of loss, theft or destruction, of indemnity or security reasonably satisfactory to them, and, if requested by the Company, reimbursement to the Company of all reasonable expenses incidental thereto, and upon surrender to the Rights Agent and cancellation of the Right Certificate if mutilated, the Company will execute and deliver to the Rights Agent a new Right Certificate of like tenor for delivery to the registered owner in lieu of the Right Certificate so lost, stolen, destroyed or mutilated. Without limiting the foregoing, the Company may require the owner of any lost, stolen or destroyed Right Certificate, or his legal representative, to give the Company a bond sufficient to indemnify the Company and the Rights Agent against any claim that may be made against it on account of the alleged loss, theft or destruction of any such Right Certificate or the issuance of any such new Right Certificate.

Section 7.          Exercise of Rights; Purchase Price; Expiration Date of Rights.

(a)          Subject to Section 7(e) or as otherwise provided in this Agreement, the registered holder of any Right Certificate may exercise the Rights evidenced thereby in whole at any time or in part from time to time after the Distribution Date upon surrender of the Right Certificate, with the form of election to purchase on the reverse side thereof duly executed (with such signature duly guaranteed), to the Rights Agent at the office of the Rights Agent designated for such purposes together with payment of the Purchase Price (defined below), or portion thereof, as applicable, with respect to each Unit or Units (and/or other securities or property in lieu thereof) as to which the Rights are exercised, subject to adjustment as hereinafter provided, at or prior to the earlier of the Expiration Date and the Final Expiration Date.

(b)         The purchase price shall initially be $5.50 for each Unit issuable pursuant to the exercise of a Right. The purchase price and the number of Units (and/or other securities or property, as the case may be) to be acquired upon exercise of a Right shall be subject to adjustment from time to time as provided in Section 11. (The purchase price, after giving effect to any adjustments, shall be referred to as the “Purchase Price.”) The Purchase Price shall be payable in lawful money of the United States of America, in accordance with Section 7(c).

(c)          Except as provided in Sections 7(d) and 7(e), upon receipt of a Right Certificate with the form of election to purchase duly executed, accompanied by payment of the Purchase Price, or the applicable portion thereof, for the Units (and/or other securities or property, as the case may be) to be purchased and an amount equal to any applicable tax or governmental charge, by cash, certified check or official bank check payable to the order of the Company or the Rights Agent, the Rights Agent shall thereupon promptly (i) (A) requisition from the Company or any transfer agent for the Units, certificates for the number of Units so elected to be purchased, and the Company will comply and hereby authorizes and directs the transfer agent or shall cause the transfer agent (if the Rights Agent is not also the transfer agent) to comply with all such requests or (B) if the Company, in its sole discretion, shall have elected to deposit the shares of Preferred Stock underlying the Units issuable upon exercise of the Rights hereunder into a depositary, requisition from the depositary agent depositary receipts representing the number of Units as are to be purchased (in which case certificates for the shares of Preferred Stock underlying the Units represented by the receipts shall be deposited by the transfer agent with the depositary agent) and the Company will direct the depositary agent to comply with such request, (ii) requisition from the Company the amount of cash to be paid in lieu of the issuance of fractional shares in accordance with Section 13(b) and (iii) promptly after receipt of the Units’ certificates or depositary receipts, as the case may be, cause the same to be delivered to or upon the order of the registered holder of the Right Certificate, registered in such name or names as may be designated by such holder, and, when appropriate, after receipt, promptly deliver the cash to or upon the order of the registered holder of the Right Certificate. In the event that the Company is obligated to issue other securities of the Company, pay cash and/or distribute other property pursuant to Section 11(a), the Company shall make all arrangements necessary so that those other securities, cash and/or other property are available for distribution by the Rights Agent, if and when necessary to comply with this Agreement and the Rights Agent shall promptly take the appropriate actions corresponding to the foregoing clauses (i) through (iii), as applicable. In addition, in the case of an exercise of the Rights by a holder pursuant to Section 11(a)(ii), the Rights Agent shall return the Right Certificate to the registered holder thereof after imprinting, stamping or otherwise indicating thereon that the Rights represented by the Right Certificate no longer include the rights provided by Section 11(a)(ii) and, if less than all the Rights represented by such Right Certificate were so exercised, the Rights Agent shall indicate on the Right Certificate the number of Rights represented thereby which continue to include the rights provided by Section 11(a)(ii). In case the holder of any Right Certificate shall exercise (except pursuant to Section 11(a)(ii)) less than all the Rights evidenced thereby, a new Right Certificate evidencing Rights equivalent to the Rights remaining unexercised shall be issued by the Rights Agent and delivered to the registered holder of the Right Certificate or the holder’s duly authorized assigns, subject to the provisions of Section 13(b).

(d)          Notwithstanding anything in this Agreement to the contrary, neither the Rights Agent nor the Company shall be obligated to undertake any action with respect to a registered holder upon the occurrence of any purported exercise as set forth in this Section 7 unless the registered holder shall have (i) properly completed and signed the certificate contained in the form of election to purchase set forth on the reverse side of the Right

Certificate surrendered for exercise and (ii) provided such additional evidence of the identity of the Beneficial Owner (or former Beneficial Owner) or Affiliates or Associates thereof as the Company or the Rights Agent shall reasonably request.

(e)          Notwithstanding anything in this Agreement to the contrary, from and after the first occurrence of a Section 11(a)(ii) Event, any Rights beneficially owned by (i) an Acquiring Person (or any Affiliate or Associate thereof), (ii) a transferee of an Acquiring Person (or of any Affiliate or Associate thereof) who becomes a transferee after the Acquiring Person becomes such, or (iii) a transferee of an Acquiring Person (or of any Affiliate or Associate thereof) who becomes a transferee prior to or concurrently with the Acquiring Person becoming such and receives those Rights pursuant to either (A) a transfer (whether or not for consideration) from the Acquiring Person to holders of equity interests in the Acquiring Person or to any Person with whom the Acquiring Person has a continuing agreement, arrangement or understanding (whether or not in writing) regarding the transferred Rights or (B) a transfer which the Board has determined is part of an agreement, arrangement or understanding which has as a primary purpose or effect the avoidance of this Section 7(e), shall become null and void without any further action and no holder of those Rights shall have any rights whatsoever with respect to those Rights, whether under any provision of this Agreement or otherwise. The Company shall notify the Rights Agent when this Section 7(e) applies and shall use its best efforts to ensure that the provisions of this Section 7(e) and Section 4(b) are complied with, but neither the Company nor the Rights Agent shall have any liability to any holder of Right Certificates or other Person as a result of the Company’s failure to make any determinations with respect to an Acquiring Person or its Affiliates, Associates or transferees hereunder.

Section 8.           Cancellation and Destruction of Right Certificates.

All Right Certificates surrendered for the purpose of exercise, transfer, split up, combination or exchange shall, if surrendered to the Company or to any of its agents, be delivered to the Rights Agent for cancellation or in cancelled form, or, if surrendered to the Rights Agent, shall be cancelled by it, and no Right Certificates shall be issued in lieu thereof except as expressly permitted by any of the provisions of this Agreement. The Company shall deliver to the Rights Agent for cancellation and retirement, and the Rights Agent shall so cancel and retire, any Right Certificate purchased or acquired by the Company otherwise than upon the exercise thereof. The Rights Agent shall deliver all cancelled Right Certificates to the Company, or shall, at the written request of the Company, destroy the cancelled Right Certificates, and in such case shall deliver a certificate of destruction thereof to the Company.

Section 9.          Reservation and Availability of Shares of Preferred Stock.

(a)          The Company covenants and agrees that, from and after the Distribution Date, it will cause to be reserved and kept available, out of and to the extent of its authorized and unissued shares of Preferred Stock not reserved for another purpose or shares of Preferred Stock not reserved for another purpose held in its treasury, the number of Units that, as provided in this Agreement, will be sufficient to permit the exercise in full of all outstanding Rights; provided, however, that the Company shall not be required to reserve and keep available Units sufficient to permit the exercise in full of all outstanding Rights pursuant to the adjustments set forth in Sections 11(a)(ii) or 11(a)(iii) unless, and only to the extent that, the Rights become exercisable pursuant to such adjustments.

(b)         The Company shall (i) use its best efforts to cause, from and after the Distribution Date, the Rights and all Units (and/or following the occurrence of a Triggering Event, shares of Common Stock of the Company or other securities, as the case may be) issued or reserved for issuance upon exercise thereof to be listed or admitted to trading on the NYSE, NASDAQ or another national securities exchange, and (ii) if then necessary to permit the offer and issuance of such Units, shares of Common Stock of the Company and/or other securities, as the case may be, register and qualify such Units (or shares of Common Stock of the Company or other securities, as the case may be) under the Securities Act and any applicable state securities or “blue sky” laws (to the extent exemptions therefrom are not available), cause the related registration statement and qualifications to become effective as soon as possible after filing and keep such registration statement and qualifications effective (with a prospectus at all times meeting the requirements of the Securities Act) until the earlier of the expiration of the 60-day period referred to in Section 11(a)(ii), the Expiration Date or the Final Expiration Date. The Company may temporarily suspend, for a period of time not to exceed 90 calendar days, the exercisability of the Rights in order to prepare and file a registration statement under the Securities Act and permit it to become effective. Upon any such suspension, the Company shall issue a public announcement stating that the exercisability of the Rights has been temporarily suspended, as well as a public announcement at such time as the suspension is no longer in effect. The Company shall promptly notify the Rights Agent in writing whenever it makes a public announcement pursuant to this Section 9(b) and give the Rights Agent a copy of such announcement. Until such written notice is received by the Rights Agent, the Rights Agent may presume conclusively that no such suspension has occurred or such suspension is still in effect, as the case may be. Notwithstanding any provision of this Agreement to the contrary, the Rights shall not be exercisable in any jurisdiction if the requisite qualification in such jurisdiction shall not have been obtained or the exercise thereof shall not otherwise be permitted under applicable law or a registration statement under the Securities Act (if required) shall not have been declared effective.

(c)          The Company covenants and agrees that it will take all such action as may be necessary to insure that all Units (or shares of Common Stock or other securities) delivered upon exercise of Rights shall, at the time of delivery of the certificates for such Units (or shares of Common Stock of the Company or other securities) subject to payment of the Purchase Price (or the applicable portion thereof) in respect thereof, be duly and validly authorized and issued and fully paid and nonassessable Units (and/or shares of Common Stock and other securities, as the case may be) in accordance with applicable law.

(d)         The Company further covenants and agrees that it will pay when due and payable any and all federal and state transfer taxes and governmental charges which may be payable in respect of the issuance or delivery of the Right Certificates or of any Units (or shares of Common Stock of the Company or other securities or property, as the case may be) upon the exercise of Rights. The Company shall not, however, be required to pay any tax or charge which may be payable in respect of any transfer or delivery of Right Certificates to a Person other than, or the issuance or delivery of certificates for Units (or shares of Common Stock of the Company or other securities or property, as the case may be) upon exercise of Rights in a name other than that of, the registered holder of the Right Certificate, and the Company and the Rights Agent shall not be required to issue or deliver a Right Certificate or certificate for Units (and/or shares of Common Stock of the Company or other securities or property, as the case may be) to a Person other than the registered holder until any such tax or charge shall have been paid (any such tax or charge being payable by the holder of such Right Certificate at the time of surrender) or until it has been established to the Company’s and the Rights Agent’s satisfaction that no such tax or charge is due.

Section 10.       Securities Issuable Upon Exercise. Each Person in whose name any certificate for Units (or shares of Common Stock of the Company or other securities, as the case may be) is issued upon the exercise of Rights shall for all purposes be deemed to have become the holder of record of the Units (or shares of Common Stock or other securities, as the case may be) represented thereby on, and the certificate shall be dated, the date upon which the Right Certificate evidencing these Rights was duly surrendered and payment of the Purchase Price, or the applicable portion thereof (and any applicable taxes and governmental charges), was made; provided, however, that if the date of such presentation and payment is a date upon which the transfer books for the Units (or shares of Common Stock of the Company or other securities, as the case may be) are closed, such Person shall be deemed to have become the record holder of such Units (or shares of Common Stock of the Company or other securities) on, and such certificate shall be dated, the next succeeding Business Day on which the transfer books for the Units (or shares of Common Stock of the Company or other securities) are open. Prior to the exercise of the Rights evidenced thereby, the holder of a Right Certificate, as such, shall not be entitled to any rights of a stockholder of the Company with respect to shares for which the Right shall be exercisable, including without limitation, the right to vote, to receive dividends or other distributions or to exercise any preemptive rights, and shall not be entitled to receive any notice of any proceedings of the Company, except as provided herein.

Section 11.       Adjustments to Number and Kind of Securities or Other Property, Number of Rights or Purchase Price.

The number and kind of securities or other property subject to purchase upon the exercise of each Right, the number of Rights outstanding and the Purchase Price are subject to adjustment from time to time as provided in this Section 11.

(a)          (i)           In the event that the Company shall at any time after the date of this Agreement (A) declare or pay any dividend on the shares of Preferred Stock payable in shares of Preferred Stock, (B) subdivide or split the outstanding shares of Preferred Stock into a greater number of shares, (C) combine or consolidate the outstanding shares of Preferred Stock into a smaller number of shares or effect a reverse split of the outstanding shares of

Preferred Stock or (D) issue any shares of its capital stock in a reclassification of the shares of Preferred Stock (including any such reclassification in connection with a consolidation or merger in which the Company is the continuing or surviving corporation), then except as otherwise provided in this Section 11(a) and Section 7(e), the Purchase Price in effect at the time of the record date for the dividend or of the effective date of the subdivision, split, combination, consolidation or reclassification, and the number of Units and the number and kind of other securities, as the case may be, issuable on such date, shall be proportionately adjusted so that the holder of any Right exercised after such time shall be entitled to receive, upon payment of the Purchase Price then in effect, the aggregate number of Units and/or the number and kind of other securities as the case may be, which, if the Right had been exercised immediately prior to such date, whether or not such Right was then exercisable, and at a time when the transfer books for the Preferred Stock (or other capital stock, as the case may be) of the Company were open, such holder would have owned upon such exercise and been entitled to receive by virtue of the dividend, subdivision, split, combination consolidation or reclassification. If an event occurs which would require an adjustment under both Sections 11(a)(i) and 11(a)(ii), the adjustment provided for in this Section 11(a)(i) shall be in addition to, and shall be made prior to, any adjustment required pursuant to Section 11(a)(ii).

(ii)        In the event any Person at any time becomes an Acquiring Person (this event being referred to as a “Section 11(a)(ii) Event”), then, subject to Sections 22(a) and 23, and except as otherwise provided in Section 7(e), each holder of a Right shall, for a period of sixty (60) calendar days (or such longer period as may be established by the Board) after the later of the occurrence of any such event and the effective date of an appropriate registration statement under the Securities Act pursuant to Section 9, have a right to receive for each Right, upon exercise thereof in accordance with the terms of this Agreement and payment of the Purchase Price (or the applicable portion thereof) such number of shares of Common Stock of the Company as shall equal the result obtained by (x) multiplying the then current Purchase Price by the then number of Units for which a Right was exercisable immediately prior to the first occurrence of a Section 11(a)(ii) Event (whether or not such right was then exercisable), and (y) dividing that product by 50% of the Current Market Price per share of Common Stock of the Company on the date of such first occurrence (such number of shares of Common Stock is called the “Adjustment Shares”); provided, however, that the Purchase Price and the number of Adjustment Shares shall be further adjusted as appropriate to reflect any stock split, reverse stock split, stock dividend, reclassification or similar transaction effected by the Company, or as provided in this Agreement to reflect any other events, occurring after the date of such first occurrence; and provided, further, that in connection with any exercise effected pursuant to this Section 11(a)(ii), the Board may (but shall not be required to) determine that a holder of Rights shall not be entitled to receive shares of Common Stock of the Company that would result in such holder, together with such holder’s Affiliates, becoming the Beneficial Owner of 4.99% or more of the total number of shares of Common Stock of the Company then outstanding. If a holder would, but for the previous clause, be entitled to receive a number of shares of Common Stock of the Company (such shares, the “Excess Flip-In Shares”), in lieu of receiving such Excess Flip-In Shares, such holder will be entitled to receive an amount in

(1) cash, (2) debt securities of the Company, (3) other assets, or (4) any combination of the foregoing, having an aggregate value equal to the Current Market Price per share of Common Stock of the Company on the date of the occurrence of a Section 11(a)(ii) Event multiplied by the number of Excess Flip-In Shares that would otherwise have been issuable to such holder.

(iii)        In the event that the number of shares of Common Stock of the Company which are authorized by the Company’s Amended and Restated Certificate of Incorporation, as amended, but not outstanding and which are not reserved for issuance for purposes other than upon exercise of the Rights is not sufficient to permit the exercise in full of the Rights for shares of Common Stock of the Company in accordance with Section 11(a)(ii) and the Rights shall become so exercisable, to the extent permitted by applicable laws, each Right shall thereafter represent the right to receive, upon exercise thereof at the Purchase Price, (x) a number of shares of Common Stock of the Company (up to the maximum number of shares of Common Stock of the Company which may be permissibly issued), and (y) a number Units so that, when added together, the numbers in clauses (x) and (y) equal the number of Adjustment Shares. In the event the number of shares of Common Stock and Preferred Stock which are authorized by the Company’s Amended and Restated Certificate of Incorporation, as amended, but not outstanding or reserved for issuance for purposes other than upon exercise of the Rights is insufficient to permit the exercise in full of the Rights in accordance with the prior sentence and the Rights shall become so exercisable, to the extent permitted by applicable law, the Company shall: (A) determine the value of the Adjustment Shares issuable upon the exercise of a Right (the “Current Value”) and that value shall be conclusive for all purposes; and (B) with respect to each Right, upon exercise of such Right, issue shares of Common Stock of the Company and Units to the extent available for the exercise in full of such Right and, to the extent shares of Common Stock or Units are not so available, make adequate provision to substitute for the Adjustment Shares not received upon exercise of such Right: (1) other equity securities of the Company (including, without limitation, shares, or units of shares, of preferred stock which, by virtue of having dividend, voting and liquidation rights substantially comparable to the shares of Common Stock of the Company, are deemed in good faith by the Board to have substantially the same value as one share of Common Stock of the Company (such shares are herein called “Share Equivalents”) and whose determination shall be conclusive for all purposes); (2) debt securities of the Company; (3) other assets; (4) cash; or (5) any combination of the foregoing as determined by the Board, having a value which, when added to the value of the number of the shares of Common Stock of the Company and Units actually issued upon exercise of such Right, shall have an aggregate value equal to the Current Value, where such aggregate value has been determined by the Board based upon the advice of a nationally recognized independent investment banking firm selected by the Board; provided, however, if the Company shall not have made adequate provision to deliver shares of Common Stock, Units and Share Equivalents pursuant to Section 11(a)(ii), the prior sentence of this paragraph and clause (B) above within 50 calendar days following the Stock Acquisition Date, then, to the extent permitted by applicable law, the Company shall be obligated to deliver, upon the surrender for exercise of a Right and without requiring payment of the Purchase Price, shares of Common Stock (to the extent available), Units or Share Equivalents and then, if necessary, cash, debt securities, or other assets (in that order) which shares, units, cash, debt securities and/or other assets have an aggregate value equal to the excess of the Current Value over the Purchase Price, and provided, further, that the Board may (but shall not be required to) determine that a holder of Rights shall not be entitled to receive equity securities under this Section 11(a)(iii) to the extent the Company determines the receipt thereof could limit the Company’s ability to utilize the Tax Benefits. If the Board shall determine in good faith that it is likely that sufficient additional shares of Common Stock, Units or Share Equivalents could be authorized for issuance upon exercise in full of the Rights, the 50 calendar day period set forth above may be extended to the extent necessary, but not more than 120 calendar days after the Stock Acquisition Date, in order that the Company may seek stockholder approval for the authorization of such additional shares or Shares Equivalents (such 50 calendar day period, as it may be extended, is called the “Substitution Period”). To the extent that the Company determines that some action need be taken pursuant to the foregoing provisions of this Section 11(a)(iii), the Company (x) shall provide, subject to Section 7(e), that this action shall apply uniformly to all outstanding and exercisable Rights, and (y) may suspend the exercisability of the Rights until the expiration of the Substitution Period in order to seek any authorization of additional shares and/or to decide the appropriate form of distribution to be made pursuant to the foregoing provisions of this Section 11(a)(iii) and, if necessary, to determine the value thereof. In the event of any such suspension, the Company shall issue a public announcement stating that the exercisability of the Rights has been temporarily suspended, as well as a public announcement (with a prompt written notice thereof to the Rights Agent) at such time as the suspension is no longer in effect. For purposes of this Section 11(a)(iii), the value of each Unit, each share of Common Stock of the Company and the per share or unit value of any Share Equivalent shall be deemed to equal the Current Market Price of a share of Common Stock of the Company thereof as of the Stock Acquisition Date.

(b)        In case the Company shall fix a record date for the issuance of rights (other than the Rights), options or warrants to all holders of shares of Preferred Stock entitling them to subscribe for or purchase (for a period expiring within 45 calendar days after this record date) shares of Preferred Stock and/or securities having the same rights, privileges and preferences as the Preferred Stock (“Equivalent Preferred Securities”) or securities convertible into Preferred Stock or Equivalent Preferred Securities at a price per share of Preferred Stock or per unit of Equivalent Preferred Securities (or having a conversion price per share or unit, if a security convertible into Preferred Stock or Equivalent Preferred Securities) less than the Current Market Price per share of Preferred Stock on the record date, the Purchase Price to be in effect after the record date shall be determined by multiplying the Purchase Price in effect immediately prior to the record date by a fraction, the numerator of which shall be the number of shares of Preferred Stock outstanding on such record date, plus the number of shares of Preferred Stock which the aggregate offering price of the total number of shares of Preferred Stock and/or units of Equivalent Preferred Securities (and/or the aggregate initial conversion price of the convertible securities so to be offered) would purchase at that Current Market Price, and the denominator of which shall be the number of shares of Preferred Stock outstanding on such record date, plus the number of additional shares of Preferred Stock and/

or units of Equivalent Preferred Securities to be offered for subscription or purchase (or into which the convertible securities so to be offered are initially convertible). In case the subscription price may be paid by delivery of consideration part or all of which may be in a form other than cash, the value of the non-cash consideration shall be as determined in good faith by the Board, whose determination shall be described in a statement filed with the Rights Agent. Shares of Preferred Stock and units of Equivalent Preferred Securities owned by or held for the account of the Company shall not be deemed outstanding for the purpose of any such computation. This adjustment shall be made successively whenever such a record date is fixed, and in the event that such rights, options or warrants are not so issued, the Purchase Price shall be adjusted to be the Purchase Price which would then be in effect if the record date had not been fixed.

(c)        In case the Company shall fix a record date for a distribution to all holders of shares of Preferred Stock (including any such distribution made in connection with a consolidation, merger or share exchange in which the Company is the continuing corporation) of evidences of indebtedness, cash (other than a regular periodic cash dividend), assets (other than a dividend payable in shares of Preferred Stock, but including any dividend payable in stock other than Preferred Stock) or subscription rights or warrants (excluding those referred to in Section 11(b)), the Purchase Price to be in effect after such record date shall be determined by multiplying the Purchase Price in effect immediately prior to the record date by a fraction, the numerator of which shall be the Current Market Price per share of Preferred Stock on the record date, less the fair market value (as determined in good faith by the Board, whose determination shall be described in a statement filed with the Rights Agent) of the portion of the cash, assets or evidences of indebtedness so to be distributed or of such subscription rights or warrants applicable to a share of Preferred Stock and the denominator of which shall be such Current Market Price per share of Preferred Stock; provided, however, that in no event shall the consideration to be paid upon exercise of one Right be less than the aggregate par value of the shares of capital stock of the Company issuable upon the exercise of one Right. These adjustments shall be made successively whenever such a record date is fixed; and in the event that the distribution is not so made, the Purchase Price shall be adjusted to be the Purchase Price which would have been in effect if such record date had not been fixed.

(d)        (i) For the purpose of any computation hereunder, other than computations made pursuant to Section 11(a)(iii), and subject to Section 11(d)(ii), the “Current Market Price” per share of stock or unit of other securities on any date shall be deemed to be the average of the daily closing prices per share of such stock or unit of other securities for the 30 consecutive Trading Days (as such term is hereinafter defined) immediately prior to such date; provided, however, that in the event that the Current Market Price per share of any stock or unit of other securities is determined during a period following the announcement by the issuer of that stock or other security of (i) any dividend or distribution on such stock or other securities (other than a regular quarterly cash dividend and other than the Rights), or (ii) any subdivision, split, combination or reclassification of that stock or other securities, and prior to the expiration of the requisite 30 Trading Day period, the ex-dividend date for the dividend or distribution, or the record date for the subdivision, combination or reclassification occurs, then, and in each such case, the Current Market Price shall be properly adjusted to take into account ex-dividend trading. The closing price for each day shall be the last sale price, regular way, or, in case no such sale takes place on that day, the average of the closing bid and asked prices, regular way, in either case as reported in the principal consolidated transaction reporting system with respect to shares of stock or units of securities listed or admitted to trading on the NYSE or NASDAQ or, if the shares of stock or units of any other securities are not listed or admitted to trading on the NYSE or NASDAQ, as reported in the principal consolidated transaction reporting system with respect to shares of stock or units of other securities listed on the principal national securities exchange on which the shares of stock or units of other securities are listed or admitted to trading or, if the shares of stock or units of other security are not listed or admitted to trading on any national securities exchange, the last quoted sale price or, if not so quoted, the average of the high bid and low asked prices in the over-the-counter market, as reported by the National Association of Securities Dealers, Inc., Automated Quotations System or any other system then in use, or, if on any such date the shares of such stock or units of such other security are not quoted by any such organization, the average of the closing bid and asked prices as furnished by a professional market maker making a market in such stock or other securities selected by the Board; provided, that if such security is not listed or quoted on the NYSE or NASDAQ and the principal market for such securities is a non-U.S. securities exchange, then the closing price for each day shall be determined by using the customary convention for determining the closing price of a security on such exchange as determined by the Board (in which event the exchange rate of the relevant currency into U.S. dollars for each Trading Day (as defined below) shall be determined by the Board). The term “Trading Day” shall mean a day on which the principal national securities exchange on which the shares of such stock or units of other securities are listed or admitted to trading is open for the transaction of business or, if the shares of such stock or other units of such security are not listed or admitted to trading on any national securities exchange, a Business Day; provided, that if such security is not listed or quoted on the NYSE or NASDAQ and the principal market for such security is a non-U.S. securities exchange, then “Trading Day” shall mean a day on which such non-U.S. securities exchange is open for the transaction of business. Subject to Section 11(d)(ii) with respect to Units, if such stock or unit of other securities is not publicly held or not so listed, traded or quoted, “Current Market Price” per share or other unit of such securities shall mean the fair value per share of stock or other unit of such securities as determined in good faith by the Board whose determination shall be described in a statement filed with the Rights Agent and shall be conclusive for all purposes.

(ii)        For the purpose of any computation hereunder, the “Current Market Price” per Unit shall be determined in the same manner as set forth above in paragraph (i) of this Section 11(d) (other than the last sentence thereof). If the Current Market Price per Unit cannot be determined in the manner provided above because the Units are not publicly held, listed or traded or quoted in a manner described in paragraph (i) of this Section 11(d), the “Current Market Price” per Unit shall be conclusively deemed to be an amount equal to the Current Market Price per share of the Common Stock of the Company. If neither the shares of Common Stock of the Company nor the Units are listed or traded or quoted as described in Section 11(d)(i), “Current Market Price” per share thereof shall mean the fair value per share of Common Stock of the Company as determined in good faith by the Board, whose determination shall be described in a statement filed with the Rights Agent and shall be conclusive for all purposes.

(e)        Anything herein to the contrary notwithstanding, no adjustment in the Purchase Price shall be required unless such adjustment would require an increase or decrease of at least one percent in the Purchase Price; provided, however, that any adjustments which by reason of this Section 11(e) are not required to be made shall be carried forward and taken into account in any subsequent adjustment. All calculations under this Section 11 shall be made to the nearest cent or to the nearest thousandth of a Unit or share of Common Stock or any other security, as the case may be. Notwithstanding the first sentence of this Section 11(e), any adjustment required by this Section 11 shall be made no later than the earlier of (i) three years from the date of the transaction which mandates such adjustment, or (ii) the Final Expiration Date.

(f)        If as a result of an adjustment made pursuant to Section 11(a)(ii), the holder of any Right thereafter exercised shall become entitled to receive any securities other than Units, thereafter the number of the other securities so receivable upon exercise of any Right and the Purchase Price thereof shall be subject to adjustment from time to time in a manner and on terms as nearly equivalent as practicable to the provisions with respect to the shares of Preferred Stock and/or Units contained in Sections 11(a), (b), (c), (d), (e), (g), (h), (i), (j), (k), (l) and (m), and the provisions of Sections 7, 9, 10 and 13 with respect to the shares of Preferred Stock and/or Units shall apply on like terms to any such other shares.

(g)        All Rights originally issued by the Company subsequent to any adjustment made to the Purchase Price hereunder shall evidence the right to purchase, at the adjusted Purchase Price, the number of Units (and/or other securities) purchasable from time to time hereunder upon exercise of the Rights, all subject to further adjustment as provided herein.

(h)        Unless the Company shall have exercised its election as provided in Section 11(i), upon each adjustment of the Purchase Price as a result of the calculations made in Sections 11(b) and (c), each Right outstanding immediately prior to the making of such adjustment shall thereafter evidence the right to purchase, at the adjusted Purchase Price, that number of Units (calculated to the nearest one-thousandth) equal to the quotient obtained by (i) multiplying (x) the number of Units covered by a Right immediately prior to this adjustment by (y) the Purchase Price in effect immediately prior to such adjustment of the Purchase Price, and (ii) dividing the product so obtained by the Purchase Price in effect immediately after such adjustment of the Purchase Price.

(i)        The Company may elect on or after the date of any adjustment of the Purchase Price or any adjustment to the number of Units for which a Right may be exercised, to adjust the number of Rights, in lieu of any adjustment in the number of Units purchasable upon the exercise of a Right. Each of the Rights outstanding after the adjustment in the number of Rights shall be exercisable for the number of Units for which a Right was exercisable immediately prior to such adjustment. Each Right held of record prior to such adjustment of the number of Rights shall become that number of Rights (calculated to the nearest one thousandth) obtained by dividing the Purchase Price in effect immediately prior to adjustment of the Purchase Price by the Purchase Price in effect immediately after adjustment of the Purchase Price. The Company shall make a public announcement (with prompt written notice thereof to the Rights Agent) of its election to adjust the number of Rights, indicating the record date for the adjustment, and, if known at the time, the amount of the adjustment to be made. This record date may be the date on which the Purchase Price is adjusted or any date thereafter, but, if the Right Certificates have been issued, shall be at least 10 days later than the date of the public announcement. If Right Certificates have been issued, upon each adjustment of the number of Rights pursuant to this Section 11(i), the Company shall, as promptly as practicable, cause to be distributed to the registered holders of Right Certificates on the record date Right Certificates evidencing, subject to Section 13, the additional Rights to which the holders shall be entitled as a result of such adjustment, or, at the option of the Company, shall cause to be distributed to such registered holders in substitution and replacement for the Right Certificates held by such holders prior to the date of adjustment, and upon surrender thereof, if required by the Company, new Right Certificates evidencing all the Rights to which such holders shall be entitled after such adjustment. Right Certificates so to be distributed shall be issued, executed and countersigned in the manner provided for herein (and may bear, at the option of the Company, the adjusted Purchase Price) and shall be registered in the names of the registered holders of Right Certificates on the record date specified in the public announcement.

(j)        Irrespective of any adjustment or change in the Purchase Price or the number of Units issuable upon the exercise of the Rights, the Right Certificates theretofore and thereafter issued may continue to express the Purchase Price per Unit and the number of Units which were expressed in the initial Right Certificates issued hereunder.

(k)        Before taking any action that would cause an adjustment reducing the Purchase Price below the then par value, if any, attributable to the Units, shares of Common Stock or other securities issuable upon exercise of the Rights, the Company shall use its best efforts to take any corporate action, which may, in the opinion of its counsel, be necessary in order that the Company may validly and legally issue fully paid and nonassessable Units, shares of Common Stock or other securities at such adjusted Purchase Price.

(l)        In any case in which this Section 11 shall require that an adjustment in the Purchase Price be made effective as of a record date for a specified event, the Company may elect to defer (with prompt written notice thereof to the Rights Agent) until the occurrence of such event the issuance to the holder of any Right exercised after such record date the Units and/or other securities of the Company, if any, issuable upon such exercise over and above the Units and/or other securities of the Company, if any, issuable upon such exercise on the basis of the Purchase Price in effect prior to such adjustment; provided, however, that the Company shall deliver to such holder a due bill or other appropriate instrument evidencing such holder’s right to receive the additional Units and/or other securities upon the occurrence of the event requiring such adjustment.

(m)        Anything in this Section 11 to the contrary notwithstanding, the Company shall be entitled to make such reductions in the Purchase Price, in addition to those adjustments expressly required by this Section 11, as and to the extent that in its good faith judgment the Board shall determine to be advisable in order that any (i) consolidation or subdivision of the Preferred Stock or Common Stock, (ii) issuance wholly for cash of any shares of Preferred Stock or Common Stock at less than the Current Market Price, (iii) issuance wholly for cash or shares of Common Stock, Preferred Stock or securities which by their terms are convertible into or exchangeable for shares of Preferred Stock or Common Stock, (iv) stock dividends or (v) issuance of rights, options or warrants referred to in this Section 11, hereafter made by the Company to holders of its Common Stock or Preferred Stock, shall not be taxable to such stockholders.

(n)        The Company covenants and agrees that, after the Distribution Date, it will not, except as permitted by Section 22, Section 23 or Section 26, take (or permit any Subsidiary to take) any action if at the time such action is taken it is reasonably foreseeable that such action will diminish substantially or eliminate the benefits intended to be afforded by the Rights.

(o)        Anything in this Agreement to the contrary notwithstanding, in the event that at any time after the date of this Agreement and prior to the Distribution Date, the Company shall (i) declare or pay any dividend on the shares of Common Stock of the Company payable in shares of Common Stock of the Company or (ii) effect a subdivision or split the outstanding shares of Common Stock of the Company into a greater number of shares of Common Stock of the Company or (iii) combine or consolidate the outstanding shares of Common Stock of the Company into a small number of shares or effect a reverse split of the outstanding shares of Common Stock of the Company, then in any such case, each share of Common Stock outstanding following payment of such dividend, such subdivision, split, combination, consolidation or issuance shall continue to have one Right (as adjusted as otherwise provided herein) associated therewith and the Purchase Price following any such event shall be proportionately adjusted to equal the result obtained by multiplying the Purchase Price immediately prior to such event by a fraction, the numerator of which shall be the total number of shares of Common Stock of the Company outstanding immediately prior to the occurrence of the event and the denominator of which shall be the total number of shares of Common Stock of the Company outstanding immediately following the occurrence of such event. The adjustment provided for in the preceding sentence shall be made successively whenever such a dividend is declared or paid or such a subdivision, combination or consolidation is effected.

Section 12.        Certification of Adjustments.     Whenever an adjustment is made as provided in Section 11, the Company shall (a) promptly prepare a certificate setting forth the adjustment and a reasonably detailed statement of facts and computations accounting for such adjustment, (b) promptly file with the Rights Agent and with each transfer agent for the shares of Common Stock and Preferred Stock a copy of the certificate, and (c) if a Distribution Date has occurred, mail or cause the Rights Agent to mail a brief summary thereof to each registered holder of a Right Certificate (or, if prior to the Distribution Date, to each holder of record of shares of Common Stock) in accordance with Section 25. Notwithstanding the foregoing sentence, the failure of the Company to prepare such certificate or statement or make such filings or mailings shall not affect the validity of, or the force or effect of, the requirement for such adjustment. The Rights Agent shall be fully protected in relying on such certificate, shall have no duty or liability with respect to any adjustment therein contained, and shall not be deemed to have knowledge of any adjustment or events related thereto unless and until it shall have received such certificate. Subject to the preceding sentence, any adjustment to be made pursuant to Section 11 shall be effective as of the date of the event giving rise to the adjustment.

Section 13.        Fractional Rights and Fractional Shares.

(a)         The Company shall not be required to issue fractions of Rights or to distribute Right Certificates which evidence fractional Rights. Units may, at the election of the Company, be evidenced by depositary receipts, pursuant to an appropriate agreement between the Company and a depositary selected by it, provided that the agreement shall provide that the holders of the depositary receipts shall have all the rights, privileges and preferences to which they are entitled as beneficial owners of the Units represented by the depositary receipts. In lieu of such fractional Rights, the Company shall pay to the holders of record of the Right Certificates with regard to which the fractional Rights would otherwise be issuable an amount in cash equal to the same fraction of the then Current Market Value of a whole Right.

(b)         The Company shall not be required to issue fractions of Units or other securities upon exercise of the Rights or to distribute certificates which evidence fractional Units or other securities. In lieu of issuing fractions of Units or other securities, the Company shall pay to the registered holders of Right Certificates at the time the Right Certificates are exercised as herein provided an amount in cash equal to the same fraction of the then Current Market Value of a Unit or other securities, as the case may be.

(c)         The holder of a Right by the acceptance of a Right expressly waives his right to receive any fractional Right or fractional Unit or other fractional securities (other than the fractional shares of Preferred Stock represented by Units) upon exercise of a Right.

(d)         Whenever a payment for fractional Rights or fractional shares is to be made by the Rights Agent under this Agreement, the Company shall (i) promptly prepare and deliver to the Rights Agent a certificate setting forth in reasonable detail the facts related to such payments and the prices and formulas utilized in calculating such payments; and (ii) provide sufficient funds to the Rights Agent in the form of fully collected funds to make such payments. The Rights Agent shall be fully protected in relying upon such a certificate and has no duty with respect to, and will not be deemed to have knowledge of, any payment for fractional Rights or fractional shares under any Section of this Agreement relating to the payment of fractional Rights or fractional shares unless and until the Rights Agent has received such a certificate and sufficient monies.

Section 14.        Rights of Action.  All rights of action in respect of this Agreement, except those rights of action vested in the Rights Agent pursuant to Sections 17 and 19, are vested in the respective registered holders of the Right Certificates (and, prior to the Distribution Date, the holders of record of the Common Stock); and any registered holder of any Right Certificate (or, prior to the Distribution Date, the shares of Common Stock), without the consent of the Rights Agent or of the holder of any other Right Certificate (or, prior to the Distribution Date, any shares of Common Stock), may, on its own behalf and for its own benefit, enforce, and may institute and maintain any suit, action or proceeding against the Company or any other Person to enforce, or otherwise act in respect of, its right to exercise the Rights evidenced by the Right Certificate in the manner provided in the Right Certificate and in this Agreement. Without limiting the foregoing or any remedies available to the holders of Rights, it is specifically acknowledged that the holders of Rights would not have an adequate remedy at law for any breach of this Agreement and, accordingly, that they will be entitled to specific performance of the obligations under, and injunctive relief against actual or threatened violations of, the obligations of any Person subject to this Agreement.

Section 15.        Agreement of Right Holders.  Every holder of a Right by accepting the same consents and agrees with the Company and the Rights Agent and with every other holder of a Right that:

(a)         prior to the Distribution Date, the Rights will not be evidenced by a Right Certificate and will be transferable only in connection with the transfer of Common Stock of the Company;

(b)         from and after the Distribution Date, the Right Certificates will be transferable only on the registry books of the Rights Agent if surrendered at the office of the Rights Agent designated for such purposes, duly endorsed or accompanied by a proper instrument of transfer and with the appropriate forms and certificates contained therein properly completed and duly executed;

(c)         subject to Section 6 and Section 7(e), the Company and the Rights Agent may deem and treat the Person in whose name the Right Certificate (or, prior to the Distribution Date, the associated Common Stock certificate) is registered as the absolute owner thereof and of the Rights evidenced thereby (notwithstanding any notations of ownership or writing on the Right Certificate or the associated Common Stock certificate made by anyone other than the Company or the Rights Agent or the transfer agent of the shares of Common Stock) for all purposes whatsoever, and neither the Company nor the Rights Agent shall be affected by any notice to the contrary; and

(d)         notwithstanding anything in this Agreement to the contrary, neither the Company, its directors, officers, employees and agents nor the Rights Agent shall have any liability to any holder of a Right or other Person as a result of its inability to perform any of its obligations under this Agreement by reason of any preliminary or permanent injunction or other order, decree, judgment or ruling (whether interlocutory or final) issued by a court of competent jurisdiction or by a governmental, regulatory or administrative agency or commission, or by reason of any statute, rule, regulation or executive order promulgated or enacted by any governmental authority, regulatory or administrative agency or commission, prohibiting or otherwise restraining performance of such obligation.

Section 16.        Right Certificate Holder Not Deemed a Stockholder.    No holder of a Right, as such, shall be entitled to vote, receive dividends in respect of or be deemed for any purpose to be the holder of shares of Common Stock, Preferred Stock, Units or any other securities of the Company which may at any time be issuable upon the exercise of the Rights, nor shall anything contained herein or in any Right Certificate be construed to confer upon the holder of any Right Certificate, as such, any of the rights of a stockholder of the Company or any right to vote for the election of directors or upon any matter submitted to stockholders at any meeting thereof, or to give or withhold consent to any corporate action, or to receive notice of meetings or other actions affecting stockholders (except as provided in Section 24 hereof), or to receive dividends or subscription rights, or otherwise, until the Right or Rights evidenced by such Right Certificate shall have been exercised in accordance with the provisions hereof.

Section 17.        Concerning the Rights Agent.

(a)         The Company agrees to pay to the Rights Agent reasonable compensation for all services rendered by it hereunder and, from time to time, on demand of the Rights Agent, reimbursement of its reasonable expenses and counsel fees and disbursements and other disbursements incurred in the preparation, delivery, amendment, administration and execution of this Agreement and the exercise and performance of its duties hereunder.

(b)         The Company also agrees to indemnify the Rights Agent for, and to hold it harmless against, any loss, damage, liability, demand, judgment, fine, penalty, claim, settlement, cost or expense incurred without gross negligence, bad faith or willful misconduct on the part of the Rights Agent as each must be determined by final non-appealable judgment of a court of competent jurisdiction, for any action taken, suffered or omitted by the Rights Agent in connection with the acceptance of, administration of and performance of its duties under this Agreement, including reasonable attorneys’ fees and expenses and the costs and expenses of defending against any claim of liability in the premises.

(c)         The Rights Agent shall be authorized and protected and shall incur no liability for or in respect of any action taken, suffered or omitted by it in connection with its administration and performance of this Agreement in reliance upon any Right Certificate, certificate for shares of Common Stock or Preferred Stock, Units or other securities of the Company, instrument of assignment or transfer, power of attorney, endorsement, affidavit, letter, notice, direction, consent, certificate, statement or other paper or document reasonably believed by it to be genuine and to be signed, executed and, where expressly required hereunder, guaranteed, verified or acknowledged, by the proper person or persons, or otherwise upon the advice of counsel as set forth herein. The Rights Agent shall not be deemed to have knowledge of any event of which it was supposed to receive notice thereof hereunder, and the Rights Agent shall be fully protected and shall incur no liability for failing to take any action in connection therewith, unless and until it has received such notice.

The provisions of this Section 17 and Section 19 shall survive the termination or expiration of this Agreement, the exercise or expiration of the Rights and the resignation, replacement or removal of the Rights Agent. The costs and expenses incurred in enforcing this right of indemnification shall be paid by the Company. Anything to the contrary notwithstanding, in no event shall the Rights Agent be liable for special, punitive, indirect, consequential or incidental loss or damage of any kind whatsoever (including but not limited to lost profits, even if the Rights Agent has been advised of the likelihood of such loss or damage. Any liability of the Rights Agent under this Agreement (other than by reason of gross negligence, bad faith or willful misconduct) will be limited to the amount of fees paid by the Company to the Rights Agent.

Section 18.        Merger or Consolidation or Change of Name of Rights Agent.

(a)         Any Person into which the Rights Agent or any successor Rights Agent may be merged or with which it may be consolidated, or any Person resulting from any merger or consolidation to which the Rights Agent or any successor Rights Agent shall be a party, or any Person succeeding to the stockholder services business of the Rights Agent or any successor Rights Agent, shall be the successor to the Rights Agent under this Agreement without the execution or filing of any paper or any further act on the part of any of the parties hereto, provided that such Person would be eligible for appointment as a successor Rights Agent under the provisions of Section 20. In case at the time such successor Rights Agent shall succeed to the agency created by this Agreement, any of the Right Certificates shall have been countersigned but not delivered, any such successor Rights Agent may adopt the countersignature of the predecessor Rights Agent and deliver such Right Certificates so countersigned; and in case at that time any of the Right Certificates shall not have been countersigned, any successor Rights Agent may countersign such Right Certificates either in the name of the predecessor Rights Agent or in the name of the successor Rights Agent; and in all such cases such Right Certificates shall have the full force provided in the Right Certificates and in this Agreement.

(b)         In case at any time the name of the Rights Agent shall be changed and at such time any of the Right Certificates shall have been countersigned but not delivered, the Rights Agent may adopt the countersignature under its prior name and deliver such Right Certificates so countersigned; and in case at that time any of the Right Certificates shall not have been countersigned, the Rights Agent may countersign such Right Certificates either in its prior name or in its changed name; and in all such cases such Right Certificates shall have the full force provided in the Right Certificates and in this Agreement.

Section 19.        Duties of Rights Agent.  The Rights Agent undertakes to perform only the duties and obligations expressly imposed by this Agreement (and no implied duties and obligations) upon the following terms and conditions, by all of which the Company and the holders of Right Certificates, by their acceptance thereof, shall be bound:

(a)         The Rights Agent may consult with legal counsel (who may be legal counsel for the Company), and the advice or opinion of such counsel shall be full and complete authorization and protection to the Rights Agent and the Rights Agent shall incur no liability for or in respect of, any action taken, suffered or omitted by it, subject to Section 17(b) and in accordance with such advice or opinion.

(b)         Whenever in the performance of its duties under this Agreement the Rights Agent shall deem it necessary or desirable that any fact or matter (including, without limitation, the identity of any Acquiring Person and the determination of Current Market Price) be proved or established by the Company prior to taking, suffering or omitting to take any action hereunder, such fact or matter (unless other evidence in respect thereof be herein specifically prescribed) may be deemed to be conclusively proved and established by a certificate signed by the Chairman of the Board, the Chief Executive Officer, the Chief Financial Officer, the General Counsel, any Vice President of the Company, the Treasurer, any Assistant Treasurer, the Secretary or any Assistant Secretary of the Company and delivered to the Rights Agent; and such certificate shall be complete and full authorization and protection to the Rights Agent, and, subject to Section 17(b), the Rights Agent shall incur no liability for or in respect of any action taken, suffered or omitted by it under the provisions of this Agreement in reliance upon such certificate.

(c)         The Rights Agent shall be liable hereunder only for its own gross negligence, bad faith or willful misconduct, as each is determined by a final non-appealable judgment by a court of competent jurisdiction.

(d)         The Rights Agent shall not be liable for or by reason of any of the statements of fact or recitals contained in this Agreement or in the Right Certificates (except its countersignature thereof) or be required to verify the same, but all such statements and recitals are and shall be deemed to have been made by the Company only.

(e)         The Rights Agent shall not have any liability for nor be under any responsibility in respect of the validity of this Agreement or the execution and delivery hereof (except the due execution hereof by the Rights Agent) or in respect of the validity or execution of any Right Certificate (except its countersignature thereon); nor shall it be liable nor responsible for any breach by the Company of any covenant or condition contained in this Agreement or in any Right Certificate; nor shall it be liable or responsible for any adjustment required under the provisions of Section 11 or responsible for the manner, method or amount of any such adjustment or the ascertaining of the existence of facts that would require any such adjustment (except with respect to the exercise of Rights evidenced by Right Certificates after receipt of a certificate describing any such adjustment); nor shall it by any act hereunder be deemed to make any representation or warranty as to the authorization or reservation of any shares of Preferred Stock or Common Stock to be issued pursuant to this Agreement or any Right Certificate or as to whether any shares of Preferred Stock (or other securities, as the case may be) will, when issued, be validly authorized and issued, fully paid and nonassessable.

(f)         The Company agrees that it will perform, execute, acknowledge and deliver or cause to be performed, executed, acknowledged and delivered all such further and other acts, instruments and assurances as may reasonably be required by the Rights Agent for the carrying out or performing by the Rights Agent of the provisions of this Agreement.

(g)         The Rights Agent is hereby authorized and directed to accept instructions with respect to the performance of its duties hereunder from the Chairman of the Board, the Chief Executive Officer, the Chief Financial Officer, the General Counsel, any Vice President, the Treasurer, Assistant Treasurer, the Secretary or any Assistant Secretary of the Company, and to apply to such officers for advice or instructions in connection with its duties, and such advice or instructions shall be full authorization and protection to the Rights Agent and, subject to Section 17(b), the Rights Agent shall incur no liability for or in respect of any action taken, suffered or omitted to be taken by it in accordance with the advice or instructions of any such officer.

(h)         The Rights Agent and any stockholder, Affiliate, director, officer or employee of the Rights Agent may buy, sell or deal in any of the Rights or other securities of the Company or become pecuniarily interested in any transaction in which the Company may be interested, or contract with or lend money to the Company or otherwise act as fully and freely as though it were not the Rights Agent under this Agreement. Nothing herein shall preclude the Rights Agent and such Persons from acting in any other capacity for the Company or for any other Person.

(i)         If, with respect to any Right Certificate surrendered to the Rights Agent for exercise or transfer, the certificate contained in the form of assignment or the form of election to purchase set forth on the reverse thereof, as the case may be, has either not been completed or indicates an affirmative response to clause 1 and/or 2 of such certificate, the Rights Agent shall not take any further action with respect to such requested exercise of transfer without first consulting with the Company and the Rights Agent shall not be liable for its failure to act or any delay in acting in compliance with this clause (i).

(j)         No provision of this Agreement shall require the Rights Agent to expend or risk its own funds or otherwise incur any financial liability in the performance of any of its duties hereunder (other than internal costs incurred by the Rights Agent in providing services to the Company in the ordinary course of its business as Rights Agent and for which the Rights Agent shall be compensated by the Company pursuant to Section 17(a)) or in the exercise of its rights or powers if it believes that repayment of such funds or adequate indemnification against such risk or liability is not reasonably assured to it.

(k)         The Rights Agent may execute and exercise any of the rights or powers hereby vested in it or perform any duty hereunder either itself or by or through its attorneys or agents, and the Rights Agent shall not be liable, answerable or accountable for any act, default, neglect or misconduct of any such attorneys or agents or for any loss to the Company, any holder of Rights or any other Person resulting from any such act, default, neglect or misconduct, absent gross negligence, bad faith or willful misconduct in the selection and continued employment thereof, as each is determined by a final, non-appealable court judgment of a court of competent jurisdiction.

(l)         The Rights Agent shall not have any duty or responsibility in the case of the receipt of any written demand from any holder of Rights with respect to any action or default by the Company, including, without limiting the generality of the foregoing, any duty or responsibility to initiate or attempt to initiate any proceedings at law or otherwise or to make any demand upon the Company.

(m)         The Rights Agent shall not be liable or responsible for any failure of the Company to comply with any of its obligations relating to any registration statement filed with the Securities and Exchange Commission or this Agreement, including without limitation obligations under applicable regulation or law.

(n)         The Rights Agent shall not assume any obligations or relationship of agency or trust with any of the owners or holders of the Rights.

(o)         The Rights Agent may rely on, and be fully authorized and protected in acting or failing to act in reliance upon, (a) any guaranty of signature by an “Eligible Guarantor Institution” that is a member or participant in the Securities Transfer Agents Medallion Program or other comparable “signature guarantee program” or insurance program in addition to, or in substitution for, the foregoing; or (b) any law, act, regulation or any interpretation of the same even though such law, act, or regulation may thereafter have been altered, changed, amended or repealed.

Section 20.         Change of Rights Agent.    The Rights Agent or any successor Rights Agent may resign and be discharged from its duties under this Agreement upon 30 calendar days’ notice in writing mailed to the Company and, to the extent the Rights Agent is not the transfer agent of the shares of Common Stock, to each such transfer agent by registered or certified mail. The Company shall notify the registered holders of any such change in Rights Agent. The Company may remove the Rights Agent or any successor Rights Agent (with or without cause) upon 30 calendar days’ notice in writing, mailed to the Rights Agent or any successor Rights Agent, as the case may be, and to each transfer agent of the shares of Common Stock by registered or certified mail, and to the registered holders of the Right Certificates by mail. In the event a transfer agency relationship in effect between the Company and the Rights Agent terminates, the Rights Agent will be deemed to have resigned automatically and be discharged from its duties under this Agreement as of the effective date of such termination, and the Company shall be responsible for sending any required notice to holders. If the Rights Agent shall resign or be removed or shall otherwise become incapable of acting, the Company shall appoint a successor to the Rights Agent. If the Company shall fail to make such appointment within a period of 30 calendar days after such removal or after it has been notified in writing of such resignation or incapacity by the resigning or incapacitated Rights Agent or by the registered holder of a Right Certificate (who shall, with such notice, submit such holder’s Right Certificate for inspection by the Company), then the registered holder of any Right Certificate may apply to any court of competent jurisdiction for the appointment of a new Rights Agent. Any successor Rights Agent, whether appointed by the Company or by such a court, shall be (a) a Person organized and doing business under the laws of the United States or any state of the United States so long as such Person is in good standing, is authorized to do business in such state, is authorized under such laws to exercise stockholder services powers, is subject to supervision or examination by federal or state authority and has at the time of its appointment as Rights Agent a combined capital and surplus of at least $50,000,000 or (b) an Affiliate of a Person described in clause (a) of this sentence. After appointment, the successor Rights Agent shall be vested with the same powers, rights, duties and responsibilities as if it had been originally named as Rights Agent without further act or deed; but the predecessor Rights Agent shall deliver and transfer to the successor Rights Agent any property at the time held by it hereunder, and shall execute and deliver, if applicable, any further assurance, conveyance, act or deed necessary for that purpose. Not later than the effective date of any such appointment, the Company shall file notice thereof in writing with the predecessor Rights Agent and each transfer agent of the Common Stock, and mail a notice thereof in writing to the registered holders of the Right Certificates, if any. Failure to give any notice provided for in this Section 20, however, or any defect therein, shall not affect the legality or validity of the resignation or removal of the Rights Agent or the appointment of the successor Rights Agent, as the case may be.

Section 21.        Issuance of New Right Certificates.    Notwithstanding any of the provisions of this Agreement or of the Rights to the contrary, the Company may, at its option, issue new Right Certificates evidencing Rights in such form as may be approved by its Board to reflect any adjustment or change in the Purchase Price and the number or kind or class of shares of stock or other securities or property purchasable under the Right Certificates made in accordance with the provisions of this Agreement. In addition, in connection with the issuance or sale of shares of Common Stock of the Company following the Distribution Date and prior to the earlier of the Redemption Date and the Final Expiration Date, the Company (a) shall, with respect to shares of Common Stock of the Company so issued or sold pursuant to the exercise of stock options or under any employee benefit plan or arrangement, or upon the exercise, conversion or exchange of securities hereafter issued by the Company, and (b) may, in any other case, if deemed necessary or appropriate by the Board, issue Right Certificates representing the appropriate number of Rights in connection with such issuance or sale; provided, however, that (i) no such Right Certificate shall be issued if, and to the extent that, the Company shall be advised by counsel that such issuance would create a significant risk of material adverse tax consequences to the Company or the Person to whom such Right Certificate would be issued, and (ii) no such Right Certificate shall be issued, if, and to the extent that, appropriate adjustment shall otherwise have been made in lieu of the issuance thereof.

Section 22.        Redemption.

(a)         The Board may, at its option, at any time prior to the earlier of (x) the Close of Business on the tenth (10th) calendar day after the Stock Acquisition Date (or, if the tenth (10th) calendar day following the Stock Acquisition Date occurs before the Record Date, the Close of Business on the Record Date) or (y) the Close of Business on the Final Expiration

Date, direct the Company to, and if directed, the Company shall, redeem all but not less than all of the then outstanding Rights at a redemption price of $0.001 per Right (the total amount paid to any holder of Rights to be rounded up to the nearest $0.01), as such amount may be appropriately adjusted to reflect any stock split, reverse stock split, stock dividend, reclassification or similar transaction effected by the Company occurring after the date (such redemption price being hereinafter referred to as the “Redemption Price”).

(b)         Immediately upon the action of the Board directing the Company to make the redemption of the Rights, evidence of which shall have been filed with the Rights Agent, and without any further action and without any notice, the right to exercise the Rights will terminate and the only right thereafter of the holders of Rights shall be to receive the Redemption Price for each Right so held. Promptly after the action of the Board directing the Company to make such redemption of the Rights, the Company shall give notice of such redemption to the Rights Agent and each such holder of the then outstanding Rights by mailing such notice to the Rights Agent and to each such holders at such holder’s last address as it appears upon the registry books of the Rights Agent, or, prior to the Distribution Date, on the registry books of the transfer agent for the Common Stock. Any notice which is mailed in the manner herein provided shall be deemed given, whether or not the holder receives the notice. Each such notice of redemption will state the method by which the payment of the Redemption Price will be made, unless such notice is mailed together with such payment.

In the case of a redemption permitted under Section 22(a), the Company may, at its option, discharge all of its obligations with respect to the Rights by (i) issuing a press release announcing the manner of redemption of the Rights (with prompt written notice thereof to the Rights Agent) and (ii) mailing payment of the Redemption Price to each registered holder of the Rights at each such holder’s last address as it appears on the registry books of the Rights Agent or, prior to the Distribution Date, on the registry books of the transfer agent of the Common Stock, and upon such action, all outstanding Right Certificates shall be null and void without any further action by the Company.

Section 23.        Exchange.

(a)         The Board may, at its option, at any time after the later of the Stock Acquisition Date or the Distribution Date, exchange all or part of the then-outstanding and exercisable Rights (which shall not include Rights that have become null and void pursuant to the provisions of Section 11(a)(ii)) for Common Stock of the Company at an exchange ratio of one share of Common Stock per Right, appropriately adjusted to reflect any stock split, reverse stock split, stock dividend, reclassification or similar transaction effected by the Company occurring after the Record Date (such exchange ratio being hereinafter referred to as the “Exchange Ratio”); provided, however, that in connection with any exchange effected pursuant to this Section 23, the Board may (but shall not be required to) determine that a holder of Rights shall not be entitled to receive shares of Common Stock that would result in such holder, together with such holder’s Affiliates, becoming the Beneficial Owner of 4.99% or more of the shares of Common Stock then outstanding. If a holder would, but for the proviso set forth in the previous sentence, be entitled to receive a number of shares under this

Section 23 that would otherwise result in such holder, together with such holder’s Affiliates, becoming the Beneficial Owner of 4.99% or more of the shares of Common Stock then outstanding (such shares, the “Excess Exchange Shares”), in lieu of receiving such Excess Exchange Shares, such holder will be entitled to receive an amount in (1) cash, (2) debt securities of the Company, (3) other assets, or (4) any combination of the foregoing, having an aggregate value equal to the Current Market Price per share of the Common Stock on the date of the Stock Acquisition Date or Distribution Date, as applicable, multiplied by the number of Excess Exchange Shares that would otherwise have been issuable to such holder. Any such exchange will be effective immediately upon the action of the Board ordering the same, unless such action of the Board expressly provides that such exchange will be effective at a subsequent time or upon the occurrence or nonoccurrence of one or more specified events (in which case such exchange will be effective in accordance with the provisions of such action of the Board). Without limiting the foregoing, prior to effecting an exchange pursuant to this Section 23, the Board may enter into a Trust Agreement in such form and with such terms as the Board shall then approve (the “Trust Agreement”). If the Board so directs, the Company shall enter into the Trust Agreement and shall issue to the trust created by such agreement (the “Trust”) all of the Common Stock issuable pursuant to the exchange (or any portion thereof that has not theretofore been issued in connection with the exchange). From and after the time at which such shares are issued to the Trust, all stockholders then entitled to receive shares pursuant to the exchange shall be entitled to receive such shares (and any dividends or distributions made thereon after the date on which such shares are deposited in the Trust) only from the Trust and solely upon compliance with the relevant terms and provisions of the Trust Agreement. Any shares of Common Stock issued at the direction of the Board in connection herewith shall be validly issued, fully paid and nonassessable Common Stock, and the Company shall be deemed to have received as consideration for such issuance a benefit having a value that is at least equal to the aggregate par value of the shares so issued.

(b)         Immediately upon the action of the Board authorizing the exchange of any Rights pursuant to Section 23(a) and without any further action and without any notice, the right to exercise such Rights shall terminate and the only right thereafter of the holders of such Rights shall be to receive that number of shares of Common Stock (or Units, as applicable) equal to the number of such Rights held by such holder multiplied by the Exchange Ratio. The Company shall promptly give public notice of any such exchange (with prompt written notice to the Rights Agent); provided, however, that the failure to give, or any defect in, such notice shall not affect the validity of such exchange. The Company shall promptly mail a notice of any such exchange to all of the holders of Rights at their last addresses as they appear upon the registry books of the Rights Agent. Any notice which is mailed in the manner herein provided shall be deemed given, whether or not the holder receives the notice. Each notice of exchange will state the method by which the exchange of shares of Common Stock (or Units, as applicable) for Rights will be effected and, in the event of any partial exchange, the number of Rights which will be exchanged. Any partial exchange shall be effected pro rata based on the number of Rights (other than Rights which have become null and void pursuant to the provisions of Section 7(e)) held by each holder of Rights.

(c)         In any exchange pursuant to this Section 23, the Company, at its option, may, and to the extent there are an insufficient number of authorized shares of Common Stock not reserved for any other purpose to exchange all of the outstanding Rights shall, substitute Units or Share Equivalents for some or all of the shares of Common Stock exchangeable for Rights, at the initial rate of one Unit or Share Equivalent for each share of Common Stock.

(d)         The Board shall not authorize any exchange transaction referred to in Section 23(a) unless at the time such exchange is authorized there shall be sufficient shares of Common Stock (and/or Units or Unit Equivalents) issued but not outstanding, or authorized but unissued, to permit the exchange of Rights as contemplated in accordance with this Section 23.

Section 24.         Notice of Proposed Actions.

(a)         In case the Company shall propose, at any time after the Distribution Date, (i) to pay any dividend to the holders of record of its shares of Preferred Stock payable in stock of any class or to make any other distribution to the holders of record of its shares of Preferred Stock (other than a regular periodic cash dividend out of earnings or retained earnings of the Company), (ii) to offer to the holders of record of its shares of Preferred Stock options, warrants, or other rights to subscribe for or to purchase shares of Preferred Stock (including any security convertible into or exchangeable for shares of Preferred Stock) or shares of stock of any class or any other securities, options, warrants, convertible or exchangeable securities or other rights, (iii) to effect any reclassification of its shares of Preferred Stock or any recapitalization or reorganization of the Company, (iv) to effect any consolidation, combination or merger with or into, or any share exchange with, or to effect any sale or other transfer (or to permit one or more of its Subsidiaries to effect any sale or other transfer), in one or more transactions, of 50% or more of the assets, earning power or cash flow of the Company and its Subsidiaries (taken as a whole) to, any other Person or Persons, or (v) to effect the liquidation, dissolution or winding up of the Company, then, in each such case, the Company shall give to the Rights Agent and, to the extent feasible, each registered holder of a Right Certificate in accordance with Section 25, a written notice of such proposed action, which shall specify the record date for the purposes of such dividend or distribution, or the date on which such reclassification, recapitalization, reorganization, consolidation, combination, merger, share exchange, sale or transfer of assets, liquidation, dissolution, or winding up is to take place and the record date for determining participation therein by the holders of record of shares of Preferred Stock, if any such date is to be fixed, and such notice shall be so given in the case of any action covered by clause (i) or (ii) above at least 10 calendar days prior to the record date for determining holders of record of the shares of Preferred Stock for purposes of such action, and in the case of any such other action, at least 10 calendar days prior to the date of the taking of such proposed action or the date of participation therein by the holders of record of the shares of Preferred Stock, whichever shall be the earlier. The failure to give notice required by this Section 24 or any defect therein shall not affect the legality or validity of the action taken by the Company or the vote upon any such action.

(b)         In case a Section 11(a)(ii) Event is proposed, then, in any such case, the Company shall, as soon as practicable thereafter, give to the Rights Agent and to each registered holder of Rights, to the extent feasible, in accordance with Section 25, notice of the occurrence of such event or proposal of such transaction which notice shall specify the proposed event and the consequences of the event to holders of Rights under Section 11(a)(ii), upon consummating such transaction, shall similarly give notice thereof to each holder of Rights.

Section 25.         Notices.  Notices or demands authorized by this Agreement to be given or made by the Rights Agent or by the registered holder of any Right Certificate or Right to or on behalf of the Company shall be sufficiently given or made if in writing and when sent by first-class mail, postage prepaid, addressed or by nationally recognized overnight courier (until another address is filed in writing with the Rights Agent) as follows:

Alaska Communications Systems Group, Inc.

600 Telephone Avenue

Anchorage AK 99503

Attention: Leonard A. Steinberg, Esq.

Senior Vice President - Legal, Regulatory & Government Affairs

Fax: (907) 297-3013

with a copy (which will not constitute notice) to:

Morgan, Lewis & Bockius LLP

1111 Pennsylvania Avenue, N.W.

Washington, DC 20004

Attention: Keith E. Gottfried, Esq.

Fax: (202) 739-3001

Subject to the provisions of Section 20, any notice or demand authorized by this Agreement to be given or made by the Company or by the registered holder of any Right Certificate or Right to or on the Rights Agent shall be sufficiently given or made if in writing and when sent by first-class mail, postage prepaid, addressed or by a nationally recognized courier service (until another address is filed in writing with the Company) as follows:

Computershare Trust Company, N.A.

250 Royall Street

Canton, MA 02021

Attention: Client Services

Notices or demands authorized by this Agreement to be given or made by the Company or the Rights Agent to the registered holder of any Right Certificate or Right shall be sufficiently given or made if in writing and when sent by mail, postage prepaid, addressed to such holder at the address of such holder as it appears upon the registry books of the Rights Agent or, prior to the Distribution Date, on the registry books of the transfer agent.

Section 26.         Supplements and Amendments.    Subject to extension by the Board by amendments, prior to the Close of Business on the tenth (10th) calendar day after the Stock Acquisition Date, the Company may in its sole and absolute discretion and the Rights Agent shall, if the Company so directs, supplement or amend any provision of this Agreement (including, without limitation, amendments that increase or decrease the Purchase Price or Redemption Price or accelerate or extend the Final Expiration Date or the period in which Rights may be redeemed), without the approval of any holders of the Rights or shares of Common Stock. From and after the Close of Business on the tenth (10th) calendar day after the Stock Acquisition Date, the Company may and the Rights Agent shall, if the Company so directs, supplement or amend this Agreement without the approval of any holders of Right Certificates in order (i) to cure any ambiguity, (ii) to correct or supplement any provision contained herein which may be defective or inconsistent with any other provisions herein, (iii) to shorten or lengthen any time period hereunder, or (iv) to change or supplement the provisions hereunder in any manner which the Company may deem necessary or desirable which shall not adversely affect the interests of the holders of Right Certificates (other than any interest an Acquiring Person or an Affiliate or Associate of an Acquiring Person has other than as a holder of Rights). Upon the delivery of a certificate from an appropriate officer of the Company which states that the proposed supplement or amendment is in compliance with the terms of this Section 26, the Rights Agent shall execute such supplement or amendment. Prior to the Stock Acquisition Date, the interests of the holders of Rights shall be deemed coincident with the interests of the holders of shares of Common Stock. Notwithstanding anything contained herein to the contrary, the Rights Agent may, but shall not be obligated to, enter into any supplement or amendment that affects the Rights Agent’s own rights, duties, obligations or immunities under this Agreement. In addition, notwithstanding anything to the contrary in this Agreement, no supplement or amendment to this Agreement shall be made that extends the Expiration Date.

Section 27.        Successors.     All of the covenants and provisions of this Agreement by or for the benefit of the Company or the Rights Agent shall bind and inure to the benefit of their respective successors and assigns hereunder.

Section 28.        Benefits of this Agreement.    Nothing in this Agreement shall be construed to give to any Person other than the Company, the Rights Agent and the registered holders of the Right Certificates (and, prior to the Distribution Date, the shares of Common Stock) any legal or equitable right, remedy or claim under this Agreement, but this Agreement shall be for the sole and exclusive benefit of the Company, the Rights Agent and the registered holders of the Right Certificates (and, prior to the Distribution Date, the shares of Common Stock).

Section 29.        Governing Law.    This Agreement and each Right Certificate issued hereunder shall be deemed to be a contract made under the laws of the State of Delaware and for all purposes shall be governed by and construed in accordance with the laws of such state applicable to contracts to be made and performed entirely within such state.

Section 30.        Counterparts.     This Agreement may be executed in any number of counterparts and each of such counterparts shall for all purposes be deemed to be an original,

and all such counterparts shall together constitute but one and the same instrument. Delivery of an executed counterpart of a signature page to this Agreement by facsimile or electronic mail shall be as effective as delivery of a manually executed counterpart of this Agreement.

Section 31.        Descriptive Headings.    Descriptive headings of the several sections of this Agreement are inserted for convenience only and shall not control or affect the meaning or construction of any of the provisions of this Agreement.

Section 32.        Severability.     If any term, provision, covenant or restriction of this Agreement is held by a court of competent jurisdiction or other authority to be invalid, void or unenforceable, the remainder of the terms, provisions, covenants and restrictions of this Agreement shall remain in full force and effect and shall in no way be affected, impaired or invalidated; provided, however, that notwithstanding anything in this Agreement to the contrary, if any such excluded term, provision, covenant or restriction shall materially and adversely affect the rights, immunities, duties or obligations of the Rights Agent, the Rights Agent shall be entitled to resign immediately upon written notice to the Company pursuant to the requirements of Section 25 of this Agreement; and provided, further, that notwithstanding anything in this Agreement to the contrary, if any such term, provision, covenant or restriction is held by such court or authority to be invalid, void or unenforceable and the Board determines in its good faith judgment that severing the invalid language from this Agreement would adversely affect the purpose or effect of this Agreement, the right of redemption set forth in Section 22 hereof shall be reinstated and shall not expire until the Close of Business on the tenth (10th) Business Day following the date of such determination by the Board.

Section 33.        Determination and Actions by the Board, etc.    Except with respect to the rights, immunities, duties or obligations of the Rights Agent hereunder, the Board shall have the exclusive power and authority to administer this Agreement and to exercise all rights and powers specifically granted to the Board, or to the Company, or as may be necessary or advisable in the administration of this Agreement, including, without limitation, the right and power to (i) interpret the provisions of this Agreement, and (ii) make all determinations or judgments deemed necessary or advisable for the administration of this Agreement (including without limitation a determination to redeem or not redeem the Rights or to amend this Agreement) or otherwise contemplated by this Agreement. All such actions, calculations, interpretations, judgments and determinations (including, for purposes of clause (y) below, all omissions with respect to the foregoing) which are done or made by the Board in good faith, shall (x) be final, conclusive and binding on the Company, the Rights Agent, the holders of the Rights and all other parties, and (y) not subject the Board to any liability to the holders of the Right Certificates. The Rights Agent is entitled always to assume the Board acted in good faith and shall be fully protected and incur no liability in reliance thereon.

Section 34.        Force Majeure.    Notwithstanding anything to the contrary contained herein, the Rights Agent shall not be liable for any delays or failures in performance resulting from acts beyond its reasonable control including, without limitation, acts of God, terrorist acts, shortage of supply, breakdowns or malfunctions, interruptions or malfunction of computer facilities, or loss of data due to power failures or mechanical difficulties with information storage or retrieval systems, labor difficulties, war, or civil unrest.

Section 35.        Further Assurance.    The Company shall perform, acknowledge and deliver or cause to be performed, acknowledged and delivered all such further and other acts, documents, instruments and assurances as may be reasonably required by the Rights Agent for the carrying out or performing by the Rights Agent of the provisions of this Agreement.

[signature page follows]

IN WITNESS WHEREOF, the parties have caused this Agreement to be duly executed, all as of the day and year first above written.

ALASKA COMMUNICATIONS SYSTEMS GROUP, INC.

By:

Name:
Title:

COMPUTERSHARE TRUST COMPANY, N.A., AS RIGHTS AGENT

By:

Name:
Title:

[Signature Page to Section 382 Tax Benefits Preservation Plan]

EXHIBIT A

CERTIFICATE OF DESIGNATION

OF

SERIES A JUNIOR PARTICIPATING PREFERRED STOCK

OF

ALASKA COMMUNICATIONS SYSTEMS GROUP, INC.

(Pursuant to Section 151 of the Delaware General Corporation Law)

Alaska Communications Systems Group, Inc. (the “Corporation”), a corporation organized and existing under the General Corporation Law of the State of the Delaware, as amended (the “DGCL”), hereby certifies that, pursuant to the authority granted by Article 4 of the Amended and Restated Certificate of Incorporation of the Corporation, as amended (the “Restated Certificate of Incorporation”), and in accordance with Section 151 of the DGCL, the Board of Directors of the Corporation (hereinafter being referred to as the “Board of Directors” or the “Board”), at a meeting duly called and held on January 8, 2018, has adopted the following resolution with respect to the designations, number of shares, preferences, voting powers and other rights and the restrictions and limitations thereof, of the Series A Junior Participating Stock:

RESOLVED, that, pursuant to the authority granted to and vested in the Board of Directors in accordance with the provisions of the Restated Certificate of Incorporation, the designations, number of shares, preferences, voting powers and other rights and the restrictions and limitations thereof of the Series A Junior Participating Stock are as follows:

1.          Designation and Amount.    The shares of such series shall be designated as “Series A Junior Participating Preferred Stock” (the “Series A Preferred Stock”) and the number of shares constituting the Series A Preferred Stock shall be 145,000. Such number of shares may be increased or decreased by resolution of the Board of Directors prior to issuance; provided, that no decrease shall reduce the number of shares of the Series A Preferred Stock to a number less than the number of shares then outstanding plus the number of shares reserved for issuance upon the exercise of outstanding options, rights or warrants or upon the conversion of any outstanding securities issued by the Corporation convertible into the Series A Preferred Stock; provided, further, that if more than a total of 145,000 shares of Series A Preferred Stock shall be issuable upon the exercise of Rights (the “Rights”) issued pursuant to the Section 382 Tax Benefits Preservation Plan, dated as of January 8, 2018, by and between the Corporation and Computershare Trust Company, N.A., as Rights Agent, the Board of Directors of the Corporation, pursuant to Section 151(g) of the DGCL, shall direct by resolution or resolutions that a certificate be properly executed, acknowledged, filed and recorded, in accordance with the provisions of Section 103 of the DGCL, providing for the total number of shares of Series A Preferred Stock authorized to be issued to be increased (to the extent that the Restated Certificate of Incorporation then permits) to the largest number of whole shares (rounded up to the nearest whole number) issuable upon exercise of such Rights.

2.          Dividends and Distributions.

(a)        Subject to the rights of the holders of any shares of any series of Preferred Stock of the Corporation (the “Preferred Stock”) (or any similar stock) ranking prior and superior to the shares of Series A Preferred Stock with respect to dividends, the holders of shares of the Series A Preferred Stock, in preference to the holders of common stock, par value $0.01 per share, of the Corporation (the “Common Stock”) and of any other stock of the Corporation ranking junior to the Series A Preferred Stock, shall be entitled to receive, when, as and if declared by the Board of Directors out of funds of the Corporation legally available for the payment of dividends, quarterly dividends payable in cash on the last day of each fiscal quarter of the Corporation in each year, or such other dates as the Board of Directors shall approve (each such date being referred to herein as a “Quarterly Dividend Payment Date”), commencing on the first Quarterly Dividend Payment Date after the first issuance of a share or fraction of a share of the Series A Preferred Stock (the “Issue Date”), in an amount per share (rounded to the nearest cent) equal to the greater of (i) $1.00 or (ii) subject to the provision for adjustment hereinafter set forth, 1000 times the aggregate per share amount of all cash dividends, and 1000 times the aggregate per share amount (payable in kind) of all non-cash dividends or other distributions other than a dividend payable in shares of Common Stock or a subdivision of the outstanding shares of the Common Stock (by reclassification or otherwise), declared on the Common Stock since the immediately preceding Quarterly Dividend Payment Date or, with respect to the first Quarterly Dividend Payment Date, since the first issuance of any share or fraction of a share of Series A Preferred Stock. In the event the Corporation shall at any time after the Issue Date (A) declare and pay any dividend on the Common Stock payable in shares of Common Stock, or (B) effect a subdivision or combination or consolidation of the outstanding shares of Common Stock (by reclassification or otherwise than by payment of a dividend in shares of Common Stock) into a greater or lesser number of shares of Common Stock, then in each such case the amount to which holders of shares of Series A Preferred Stock were entitled immediately prior to such event under clause (ii) of the preceding sentence shall be adjusted by multiplying such amount by a fraction, the numerator of which is the number of shares of Common Stock outstanding immediately after such event and the denominator of which is the number of shares of Common Stock that were outstanding immediately prior to such event. In the event the Corporation shall at any time declare or pay any dividend on the Series A Preferred Stock payable in shares of Series A Preferred Stock, or effect a subdivision, combination or consolidation of the outstanding shares of Series A Preferred Stock (by reclassification or otherwise than by payment of a dividend in shares of Series A Preferred Stock) into a greater or lesser number of shares of Series A Preferred Stock, then in each such case the amount to which holders of shares of Series A Preferred Stock were entitled immediately prior to such event under clause (ii) of the first sentence of this Section 2(a) shall be adjusted by multiplying such amount by a fraction, the numerator of which is the number of shares of Series A Preferred Stock that were outstanding immediately prior to such event and the denominator of which is the number of shares of Series A Preferred Stock outstanding immediately after such event.

(b)        The Corporation shall declare a dividend or distribution on the Series A Preferred Stock as provided in paragraph (a) of this Section 2 immediately after it declares a dividend or distribution on the Common Stock (other than a dividend payable in shares of Common Stock); and the Corporation shall pay such dividend or distribution on the Series A Preferred Stock before the dividend or distribution declared on the Common Stock is paid or set apart; provided that, in the event no dividend or distribution shall have been declared on the Common Stock during the period between any Quarterly Dividend Payment Date and the next subsequent Quarterly Dividend Payment Date, a dividend of $1.00 per share on the Series A Preferred Stock shall nevertheless be payable, when, as and if declared, on such subsequent Quarterly Dividend Payment Date.

(c)        Dividends shall begin to accrue and be cumulative, whether or not declared, on outstanding shares of Series A Preferred Stock from the Quarterly Dividend Payment Date next preceding the date of issue of such shares, unless the date of issue of such shares is prior to the record date for the first Quarterly Dividend Payment Date, in which case dividends on such shares shall begin to accrue from the date of issue of such shares, or unless the date of issue is a Quarterly Dividend Payment Date or is a date after the record date for the determination of holders of shares of Series A Preferred Stock entitled to receive a quarterly dividend and before such Quarterly Dividend Payment Date, in either of which events such dividends shall begin to accrue and be cumulative from such Quarterly Dividend Payment Date. Accrued but unpaid dividends shall not bear interest. Dividends paid on the shares of Series A Preferred Stock in an amount less than the total amount of such dividends at the time accrued and payable on such shares shall be allocated pro rata on a share-by-share basis among all such shares at the time outstanding. The Board of Directors may fix a record date for the determination of holders of shares of Series A Preferred Stock entitled to receive payment of a dividend or distribution declared thereon, which record date shall be not more than 60 days prior to the date fixed for the payment thereof.

3.          Voting Rights.    The holders of shares of Series A Preferred Stock shall have the following voting rights:

(a)        Subject to the provision for adjustment hereinafter set forth and except as otherwise provided in the Restated Certificate of Incorporation or required by law, each share of Series A Preferred Stock shall entitle the holder thereof to 1,000 votes on all matters upon which the holders of the Common Stock of the Corporation are entitled to vote. In the event the Corporation shall at any time after the Issue Date (i) declare or pay any dividend on the Common Stock payable in shares of Common Stock, or (ii) effect a subdivision or combination or consolidation of the outstanding shares of Common Stock (by reclassification or otherwise than by payment of a dividend in shares of Common Stock) into a greater or lesser number of shares of Common Stock, then in each such case the number of votes per share to which holders of shares of Series A Preferred Stock were entitled immediately prior to such event shall be adjusted by multiplying such number by a fraction, the numerator of which is the number of shares of Common Stock outstanding immediately after such event and the denominator of which is the number of shares of Common Stock that were outstanding immediately prior to such event. In the event the Corporation shall at any time declare or pay any dividend on the Series A Preferred Stock payable in shares of Series A Preferred Stock, or effect a subdivision, combination or consolidation of the outstanding shares of Series A Preferred Stock (by reclassification or otherwise than by payment of a dividend in shares of Series A Preferred Stock) into a greater or lesser number of shares of Series A Preferred Stock, then in each such case the number of votes per share to which holders of shares of Series A Preferred Stock were entitled immediately prior to such event shall be adjusted by multiplying such amount by a fraction, the numerator of which is the number of shares of Series A Preferred Stock that were outstanding immediately prior to such event and the denominator of which is the number of shares of Series A Preferred Stock outstanding immediately after such event.

(b)        Except as otherwise provided herein, in the Restated Certificate of Incorporation or in any other Certificate of Designations creating a series of Preferred Stock or any similar stock, and except as otherwise required by law, the holders of shares of Series A Preferred Stock and the holders of shares of Common Stock and any other capital stock of the Corporation having general voting rights shall vote together as one class on all matters submitted to a vote of stockholders of the Corporation.

(c)        (i)         If at any time dividends on any Series A Preferred Stock shall be in arrears in an amount equal to six quarterly dividends thereon, the holders of the Series A Preferred Stock, voting as a separate series from all other series of Preferred Stock and classes of capital stock, shall be entitled to elect two members of the Board in addition to any Directors elected by any other series, class or classes of securities and the authorized number of Directors will automatically be increased by two. Promptly thereafter, the Board of the Corporation shall, as soon as may be practicable, call a special meeting of holders of Series A Preferred Stock for the purpose of electing such members of the Board. Such special meeting shall in any event be held within 45 calendar days of the occurrence of such arrearage.

(ii)        During any period when the holders of Series A Preferred Stock, voting as a separate series, shall be entitled and shall have exercised their right to elect two Directors, then, and during such time as such right continues, (a) the then authorized number of Directors shall be increased by two, and the holders of Series A Preferred Stock, voting as a separate series, shall be entitled to elect the additional Directors so provided for, and (b) each such additional Director shall serve until the next annual meeting of stockholders for the election of Directors, or until his or her successor shall be elected and shall qualify, or until his or her right to hold such office terminates pursuant to the provisions of this Section 3(c).

(iii)       A Director elected pursuant to the terms hereof may be removed with or without cause by the holders of Series A Preferred Stock entitled to vote in an election of such Director.

(iv)        If, during any interval between annual meetings of stockholders for the election of Directors and while the holders of Series A Preferred Stock shall be entitled to elect two Directors, there is no such Director in office by reason of resignation, death or removal, then, promptly thereafter, the Board shall call a special meeting of the holders of Series A Preferred Stock for the purpose of filling such vacancy and such vacancy shall be filled at such special meeting. Such special meeting shall in any event be held within 45 calendar days of the occurrence of such vacancy.

(v)        At such time as the arrearage is fully cured, and all dividends accumulated and unpaid on any shares of Series A Preferred Stock outstanding are paid, and, in addition thereto, at least one regular dividend has been paid subsequent to curing such arrearage, the term of office of any Director elected pursuant to this Section 3(c), or his successor, shall automatically terminate, and the authorized number of Directors shall automatically decrease by two, the rights of the holders of the shares of the Series A Preferred Stock to vote as provided in this Section 3(c) shall cease, subject to renewal from time to time upon the same terms and conditions, and the holders of shares of the Series A Preferred Stock shall have only the limited voting rights elsewhere herein set forth.

(d)        Except as set forth herein, or as otherwise provided by law, holders of Series A Preferred Stock shall have no special voting rights and their consent shall not be required (except to the extent they are entitled to vote with holders of Common Stock as set forth herein) for taking any corporate action.

4.          Certain Restrictions.

(a)        Whenever quarterly dividends or other dividends or distributions payable on the Series A Preferred Stock as provided in Section 2 hereof are in arrears, thereafter and until all accrued and unpaid dividends and distributions, whether or not declared, on shares of Series A Preferred Stock outstanding shall have been paid in full, the Corporation shall not:

(i)         declare or pay dividends, or make any other distributions, on any shares of stock ranking junior (either as to dividends or upon liquidation, dissolution or winding up) to the Series A Preferred Stock;

(ii)        declare or pay dividends, or make any other distributions, on any shares of stock ranking on a parity (either as to dividends or upon liquidation, dissolution or winding up) with the Series A Preferred Stock, except dividends paid ratably on the Series A Preferred Stock and all such parity stock on which dividends are payable or in arrears in proportion to the total amounts to which the holders of all such shares are then entitled;

(iii)       redeem or purchase or otherwise acquire for consideration shares of any stock ranking junior (either as to dividends or upon liquidation, dissolution or winding up) to the Series A Preferred Stock, provided that the Corporation may at any time redeem, purchase or otherwise acquire shares of any such junior stock in exchange for shares of any stock of the Corporation ranking junior (either as to dividends or upon dissolution, liquidation or winding up) to the Series A Preferred Stock or rights, warrants or options to acquire such junior stock; or

(iv)        redeem or purchase or otherwise acquire for consideration any shares of Series A Preferred Stock, or any shares of stock ranking on a parity (either as to dividends or upon liquidation, dissolution or winding up) with the Series A Preferred Stock, except in accordance with a purchase offer made in writing or by publication (as determined by the Board of Directors) to all holders of such shares upon such terms as the Board of Directors, after consideration of the respective annual dividend rates and other relative rights and preferences of the respective series and classes, shall determine in good faith will result in fair and equitable treatment among the respective series or classes.

(b)        The Corporation shall not permit any subsidiary of the Corporation to purchase or otherwise acquire for consideration any shares of stock of the Corporation unless the Corporation could, under paragraph (a) of this Section 4, purchase or otherwise acquire such shares at such time and in such manner.

5.          Reacquired Shares.    Any shares of Series A Preferred Stock purchased or otherwise acquired by the Corporation in any manner whatsoever shall be retired and cancelled promptly after the acquisition thereof. All such shares shall upon their cancellation become authorized but unissued shares of Preferred Stock and may be reissued, without designation as to series until such shares are once more designated as part of a particular series of Preferred Stock by resolution or resolutions of the Board of Directors, subject to the conditions and restrictions on issuance set forth herein, in the Restated Certificate of Incorporation, or in any other Certificate of Designations creating a series of Preferred Stock or any similar stock or as otherwise required by law.

6.          Liquidation, Dissolution or Winding Up.

(a)        Upon any liquidation, dissolution or winding up of the Corporation, no distribution shall be made (i) to the holders of the Common Stock or of shares of any other stock of the Corporation ranking junior, either as to dividends or upon liquidation, dissolution or winding up, to the Series A Preferred Stock unless, prior thereto, the holders of shares of Series A Preferred Stock shall have received $1,000 per share, plus an amount equal to accrued and unpaid dividends and distributions thereon, whether or not declared, to the date of such payment; provided that the holders of shares of Series A Preferred Stock shall be entitled to receive an aggregate amount per share, subject to the provision for adjustment hereinafter set forth, equal to 1,000 times the aggregate amount to be distributed per share to holders of shares of Common Stock, or (ii) to the holders of shares of stock ranking on a parity either as to dividends or upon liquidation, dissolution or winding up with the Series A Preferred Stock, except distributions made ratably on the Series A Preferred Stock and all such parity stock in proportion to the total amounts to which the holders of all such shares are entitled upon such liquidation, dissolution or winding up. In the event, however, that there are not sufficient assets available to permit payment in full of the Series A Preferred Stock liquidation preference and the liquidation preferences of all other classes and series of stock of the

Corporation, if any, that rank on a parity with the Series A Preferred Stock in respect thereof, then the assets available for such distribution shall be distributed ratably to the holders of the Series A Preferred Stock and the holders of such parity shares in the proportion to their respective liquidation preferences. In the event the Corporation shall at any time after the Issue Date (A) declare or pay any dividend on the Common Stock payable in shares of Common Stock, or (B) effect a subdivision or combination or consolidation of the outstanding shares of Common Stock (by reclassification or otherwise than by payment of a dividend in shares of Common Stock) into a greater or lesser number of shares of Common Stock, then in each such case the aggregate amount to which holders of shares of Series A Preferred Stock were entitled immediately prior to such event under the proviso in clause (i) of this Section 6(a) shall be adjusted by multiplying such amount by a fraction the numerator of which is the number of shares of Common Stock outstanding immediately after such event and the denominator of which is the number of shares of Common Stock that were outstanding immediately prior to such event. In the event the Corporation shall at any time declare or pay any dividend on the Series A Preferred Stock payable in shares of Series A Preferred Stock, or effect a subdivision, combination or consolidation of the outstanding shares of Series A Preferred Stock (by reclassification or otherwise than by payment of a dividend in shares of Series A Preferred Stock) into a greater or lesser number of shares of Series A Preferred Stock, then in each such case the aggregate amount to which holders of shares of Series A Preferred Stock were entitled immediately prior to such event under the proviso in clause (i) of this Section 6(a) shall be adjusted by multiplying such amount by a fraction, the numerator of which is the number of shares of Series A Preferred Stock that were outstanding immediately prior to such event and the denominator of which is the number of shares of Series A Preferred Stock outstanding immediately after such event.

(b)        Neither the merger, consolidation or other business combination of the Corporation into or with another entity nor the merger, consolidation or other business combination of any other entity into or with the Corporation (nor the sale, lease, exchange or conveyance of all or substantially all of the property, assets or business of the Corporation) shall be deemed to be a liquidation, dissolution or winding up of the Corporation within the meaning of this Section 6.

7.          Consolidation, Merger, etc.    Notwithstanding anything to the contrary contained herein, in case the Corporation shall enter into any consolidation, merger, combination or other transaction in which the shares of Common Stock are converted into, exchanged for or changed into other stock or securities, cash and/or any other property (payable in kind), then in any such case each share of Series A Preferred Stock shall at the same time be similarly converted into, exchanged for or changed into an amount per share (subject to the provision for adjustment hereinafter set forth) equal to 1,000 times the aggregate amount of stock, securities, cash and/or any other property (payable in kind), as the case may be, into which or for which each share of Common Stock is converted or exchanged. In the event the Corporation shall at any time after the Issue Date (i) declare or pay any dividend on the Common Stock payable in shares of Common Stock, or (ii) effect a subdivision or combination or consolidation (by reclassification or otherwise than by payment of a dividend in shares of Common Stock) of the outstanding shares of Common Stock into a greater or lesser number of shares of Common Stock, then in each such case the amount set forth in the preceding sentence with respect to the conversion, exchange or change of shares of Series A Preferred Stock shall be adjusted by multiplying such amount by a fraction, the numerator of which is the number of shares of Common Stock outstanding immediately after such event and the denominator of which is the number of shares of Common Stock that were outstanding immediately prior to such event. In the event the Corporation shall at any time declare or pay any dividend on the Series A Preferred Stock payable in shares of Series A Preferred Stock, or effect a subdivision, combination or consolidation of the outstanding shares of Series A Preferred Stock (by reclassification or otherwise than by payment of a dividend in shares of Series A Preferred Stock) into a greater or lesser number of shares of Series A Preferred Stock, then in each such case the amount set forth in the first sentence of this Section 7 with respect to the exchange or change of shares of Series A Preferred Stock shall be adjusted by multiplying such amount by a fraction, the numerator of which is the number of shares of Series A Preferred Stock that were outstanding immediately prior to such event and the denominator of which is the number of shares of Series A Preferred Stock outstanding immediately after such event.

8.          No Redemption.    The shares of Series A Preferred Stock shall not be redeemable from any holder.

9.          Rank.    The Series A Preferred Stock shall rank, with respect to the payment of dividends and the distribution of assets upon liquidation, dissolution or winding up of the Corporation, junior to all series of any other class of the Preferred Stock issued either before or after the issuance of the Series A Preferred Stock, unless the terms of any such series shall provide otherwise, and shall rank senior to the Common Stock.

10.        Amendment.    At such time as any shares of Series A Preferred Stock are outstanding, if any proposed amendment to the Restated Certificate of Incorporation (including this Certificate of Designation) would materially alter, change or repeal any of the preferences, powers or special rights given to the Series A Preferred Stock so as to affect the Series A Preferred Stock adversely, then the holders of the Series A Preferred Stock shall be entitled to vote separately as a class upon such amendment, and the affirmative vote of two-thirds of the outstanding shares of the Series A Preferred Stock, voting separately as a single class, shall be necessary for the adoption thereof, in addition to such other vote as may be required by the DGCL.

11.        Fractional Shares.    Series A Preferred Stock may be issued in fractions of a share that shall entitle the holder, in proportion to such holder’s fractional shares, to exercise voting rights, receive dividends, participate in distributions and to have the benefit of all other rights of holders of Series A Preferred Stock.

IN WITNESS WHEREOF, the undersigned have signed and attested this Certificate of Designation on the 8th day of January 2018.

ALASKA COMMUNICATIONS SYSTEMS GROUP, INC.

By:

Name:
Title:

Attest:

, Secretary

EXHIBIT B

[Form of Right Certificate]

Certificate No. R-	Rights

NOT EXERCISABLE AFTER JANUARY 8, 2021, SUBJECT TO EARLIER REDEMPTION OR EXPIRATION PURSUANT TO THE SECTION 382 TAX BENEFITS PRESERVATION PLAN. THE RIGHTS ARE SUBJECT TO REDEMPTION, AT THE OPTION OF THE COMPANY, AT $0.001 PER RIGHT ON THE TERMS SET FORTH IN THE SECTION 382 TAX BENEFITS PRESERVATION PLAN. THE RIGHTS EVIDENCED BY THIS CERTIFICATE SHALL NOT BE EXERCISABLE, AND SHALL BE VOID SO LONG AS HELD BY A HOLDER IN ANY JURISDICTION WHERE THE REQUISITE QUALIFICATION FOR THE ISSUANCE TO SUCH HOLDER, OR THE EXERCISE BY SUCH HOLDER, OF THE RIGHTS IN SUCH JURISDICTION SHALL NOT HAVE BEEN OBTAINED OR BE OBTAINABLE. THE BENEFICIAL OWNER OF THE RIGHTS REPRESENTED BY THIS RIGHT CERTIFICATE MAY BE AN ACQUIRING PERSON OR AN AFFILIATE OR ASSOCIATE (AS DEFINED IN THE SECTION 382 TAX BENEFITS PRESERVATION PLAN) OF AN ACQUIRING PERSON OR A SUBSEQUENT HOLDER OF A RIGHT CERTIFICATE BENEFICIALLY OWNED BY SUCH PERSONS. ACCORDINGLY, UNDER CERTAIN CIRCUMSTANCES AS PROVIDED IN THE SECTION 382 TAX BENEFITS PRESERVATION PLAN, THIS RIGHT CERTIFICATE AND THE RIGHTS REPRESENTED HEREBY WILL BE NULL AND VOID.

RIGHT CERTIFICATE

ALASKA COMMUNICATIONS SYSTEMS GROUP, INC.

This certifies that                                         , or registered assigns, is the registered owner of the number of Rights set forth above, each of which entitles the owner thereof, subject to the terms, provisions and conditions of the Section 382 Tax Benefits Preservation Plan, dated as of January 8, 2018, as amended, restated, renewed or extended from time to time (the “Plan”) between Alaska Communications Systems Group, Inc., a Delaware corporation (“Company”), and Computershare Trust Company, N.A., as Rights Agent (“Rights Agent”), to purchase from the Company at any time after the Distribution Date (as such term is defined in the Plan) and prior to 5:00 P.M., New York City time, on January 8, 2021, at the office or offices of the Rights Agent, or its successors as Rights Agent, designated for such purpose, one one-thousandth of a fully paid, nonassessable share of Series A Junior Participating Cumulative Preferred Stock, par value $0.01 per share, of the Company (a “Unit”), at a purchase price of $5.50, as the same may from time to time be adjusted in accordance with the Plan (“Purchase Price”), upon presentation and surrender of this Right Certificate with the Form of Election to Purchase and included Certificate duly completed and executed. The number of Rights evidenced by this Right Certificate (and the number of shares which may be purchased upon exercise thereof) set forth above, and the Purchase Price set

forth above, are the number and Purchase Price as of                 , 20      , based on the Units as constituted at such date.

As provided in the Plan, the Purchase Price and the number of Units which may be purchased upon the exercise of the Rights evidenced by this Right Certificate are subject to modification and adjustment upon the happening of certain events and, upon the happening of certain events, shares of Common Stock or other securities other than Units, or other property, may be acquired upon exercise of the Rights evidenced by this Right Certificate, as provided by the Plan.

As more fully set forth in the Plan, from and after the first occurrence of a Section 11(a)(ii) Event (as such term is defined in the Plan), if the Rights evidenced by this Right Certificate are beneficially owned by (i) an Acquiring Person or an Associate or Affiliate of an Acquiring Person (as such terms are defined in the Plan), (ii) a transferee of such Acquiring Person (or of any such Associate or Affiliate), or (iii) under certain circumstances specified in the Plan, a transferee of such Acquiring Person (or of any such Associate or Affiliate) who becomes a transferee prior to or concurrently with such Acquiring Person becoming such, such Rights shall become null and void without any further action, and no holder hereof shall have any right with respect to such Rights from and after the occurrence of such Section 11(a)(ii) Event, whether under the Plan or otherwise.

This Right Certificate is subject to all of the terms, provisions and conditions of the Plan, which terms, provisions and conditions are incorporated herein by reference and made a part hereof and to which Plan reference is hereby made for a full description of the rights, limitations of rights, obligations, duties and immunities of the Rights Agent, the Company and the registered holders of the Right Certificates. Copies of the Plan are on file at the principal executive office of the Company and will be mailed to stockholders upon written request to the Rights Agent.

This Right Certificate, with or without other Right Certificates, upon surrender at the office or offices of the Rights Agent designated for such purpose, may be exchanged for another Right Certificate or Right Certificates of like tenor and date evidencing Rights entitling the registered holder to purchase a like aggregate number of Units as the Rights evidenced by the Right Certificate or Right Certificates surrendered shall have entitled the holder to purchase. If this Right Certificate shall be exercised in part, the holder shall be entitled to receive, upon surrender hereof, the Right Certificate indicating the remaining Rights represented thereby or another Right Certificate or Right Certificates for the number of Rights not exercised.

Subject to the provisions of the Plan, the Rights evidenced by this Certificate may be (x) redeemed by the Company at its option at a redemption price of $0.001 per Right at any time prior to the earlier of the Close of Business on (i) the tenth (10th) calendar day after the Stock Acquisition Date, and (ii) the Final Expiration Date, or under certain other conditions as specified in the Plan, and (y) exchanged, after any Person becomes an Acquiring Person (as such terms are defined in the Plan), at the option of the Board of Directors of the Company, for one share of Common Stock of the Company as set forth in the Plan.

No fractional Units, shares of Common Stock of the Company or other securities (other than fractions of a share of Preferred Stock represented by Units) shall be required to be issued upon the exercise of any Right or Rights evidenced hereby, and in lieu thereof, as provided in the Plan, a holder otherwise entitled to fractions of shares of Common Stock, Units or other securities (other than fractions of a share of Preferred Stock represented by Units) may receive an amount in cash equal to the same fraction of the then current value of a share of Common Stock or such other securities.

No holder of this Right Certificate shall be entitled to vote or receive dividends or be deemed for any purpose the holder of Units, shares of Preferred Stock, shares of Common Stock or of any other securities of the Company which may at any time be issuable upon the exercise hereof, nor shall anything contained in the Plan or herein be construed to confer upon the holder hereof, as such, any of the rights of a stockholder of the Company or any right to vote for the election of directors, or upon any matter submitted to stockholders at any meeting thereof, or to give or withhold consent to any corporate action or to receive notice of meetings or other actions affecting stockholders (except as provided in the Plan) or to receive dividends or subscription rights, or otherwise, until the Right or Rights evidenced by this Right Certificate shall have been exercised as provided in the Plan.

This Right Certificate shall not be valid or obligatory for any purpose until it shall have been countersigned by the Rights Agent.

[remainder of page intentionally left blank]

WITNESS the facsimile signature of the proper officers of the Company and its corporate seal, dated as of                        ,         .

ALASKA COMMUNICATIONS SYSTEMS GROUP, INC.

By:

Name:

Title:

By:

Name:

Title:

Countersigned:

COMPUTERSHARE TRUST COMPANY, N.A., as Rights Agent

By:

Name:

Title:

[Form of Reverse Side of Right Certificate]

FORM OF ASSIGNMENT

(To be executed by the registered holder if such holder

desires to transfer the Right Certificate.)

FOR VALUE RECEIVED __________________________ hereby sells, assigns and transfers unto

(Please print name and address of transferee)

______________ Rights evidenced by this Right Certificate, together with all right, title and interest therein, and does hereby irrevocably constitute and appoint ____________________ Attorney, to transfer the within Right Certificate on the books of the within-named Company, with full power of substitution.

Dated: _____________, 20__

Signature

(Signature must conform in all respects to the name of holder as written upon the face of this Right Certificate, without alteration or enlargement or any change whatsoever.)

Signature Guaranteed:*

* Signature must be guaranteed by an “Eligible Guarantor Institution” pursuant to Rule 17Ad-15 of the Securities Exchange Act of 1934, as amended, at a guarantee level reasonably satisfactory to the Rights Agent. A notary public is not sufficient guarantee of a signature.

Certificate

The undersigned hereby certifies by checking the appropriate boxes that:

(1)        the Rights evidenced by this Right Certificate

[ ] are

[ ] are not

being exercised by or on behalf of a Person who is or was an Acquiring Person or an Affiliate or Associate of any such Acquiring Person (as such terms are defined in the Plan);

(2)        after due inquiry and to the best knowledge of the undersigned, the undersigned

[ ] did

[ ] did not

acquire the Rights evidenced by this Right Certificate from any Person who is or was an Acquiring Person or an Affiliate or Associate of an Acquiring Person or any transferee of such Persons.

Dated:                           , 20

Signature:

(Signature must conform in all respects to the name of holder as written upon the face of this Right Certificate, without alteration or enlargement or any change whatsoever.)

Signature Guaranteed:*

* Signature must be guaranteed by an “Eligible Guarantor Institution” pursuant to Rule 17Ad-15 of the Securities Exchange Act of 1934, as amended, at a guarantee level reasonably satisfactory to the Rights Agent. A notary public is not sufficient guarantee of a signature.

FORM OF ELECTION TO PURCHASE

(To be executed if registered holder desires to Exercise the Right Certificate.)

To: ALASKA COMMUNICATIONS SYSTEMS GROUP, INC.

The undersigned hereby irrevocably elects to exercise                          Rights represented by this Right Certificate to purchase the number of one one-thousandths of a share of Preferred Stock, shares of Common Stock or other securities issuable upon the exercise of such Rights and requests that certificates representing such share(s) or other securities be issued in the name of:

Please insert social security or other identifying number

(Please print name and address)

If such number of Rights shall not be all the Rights evidenced by this Right Certificate, a new Right Certificate for the remaining such Rights shall be registered in the name of and delivered to:

Please insert social security or other identifying number

(Please print name and address)

Dated:                             , 20

Signature

(Signature must conform in all respects to the name of holder as written upon the face of the Right Certificate, without alteration or enlargement or any change whatsoever.)

Signature Guaranteed:*

* Signature must be guaranteed by an “Eligible Guarantor Institution” pursuant to Rule 17Ad-15 of the Securities Exchange Act of 1934, as amended, at a guarantee level reasonably satisfactory to the Rights Agent. A notary public is not sufficient guarantee of a signature.

Certificate

The undersigned hereby certifies by checking the appropriate boxes that:

(1)        the Rights evidenced by this Right Certificate

[ ] are

[ ] are not

being exercised by or on behalf of a Person who is or was an Acquiring Person or an Affiliate or Associate of any such Acquiring Person (as such terms are defined in the Plan);

(2)        after due inquiry and to the best knowledge of the undersigned, the undersigned

[ ] did

[ ] did not

acquire the Rights evidenced by this Right Certificate from any Person who is or was an Acquiring Person or an Affiliate or Associate of an Acquiring Person or any transferee of such Persons.

Dated:                           , 20

Signature:

(Signature must conform in all respects to the name of holder as written upon the face of this Right Certificate, without alteration or enlargement or any change whatsoever.)

Signature Guaranteed:*

* Signature must be guaranteed by an “Eligible Guarantor Institution” pursuant to Rule 17Ad-15 of the Securities Exchange Act of 1934, as amended, at a guarantee level reasonably satisfactory to the Rights Agent. A notary public is not sufficient guarantee of a signature.

EXHIBIT C

UNDER CERTAIN CIRCUMSTANCES AS SET FORTH IN THE SECTION 382 TAX BENEFITS PRESERVATION PLAN, RIGHTS THAT ARE OR WERE BENEFICIALLY OWNED BY AN ACQUIRING PERSON OR ANY AFFILIATE OR ASSOCIATE OF AN ACQUIRING PERSON (AS SUCH TERMS ARE DEFINED IN THE SECTION 382 TAX BENEFITS PRESERVATION PLAN) MAY BECOME NULL AND VOID.

ALASKA COMMUNICATIONS SYSTEMS GROUP, INC.

SUMMARY OF THE TERMS OF THE RIGHTS

TO PURCHASE UNITS OF PREFERRED STOCK

On January 8, 2018, the Board of Directors (the “Board” or “Board of Directors”) of Alaska Communications Systems Group, Inc., a Delaware corporation (the “Company”), declared a dividend distribution of one purchase right (a “Right”) for each outstanding share of Common Stock, par value $0.01 per share (the “Common Stock”), of the Company, payable to stockholders of record on January 19, 2018, and issuable as of that date. Except in the circumstances described below, each Right, when it becomes exercisable, entitles the registered holder to purchase from the Company one one-thousandth of a share of Series A Junior Participating Cumulative Preferred Stock, $0.01 par value, of the Company (“Preferred Stock” and each one one-thousandth of a share of Preferred Stock, a “Unit”) at a price of $5.50 per Unit (the “Purchase Price”). The rights of a holder of a Unit are substantially equivalent to the rights of a holder of a share of Common Stock. The description and terms of the Rights are set forth in a Section 382 Tax Benefits Preservation Plan (the “Plan”) between the Company and Computershare Trust Company, N.A., as rights agent (the “Rights Agent”).

The Company has generated substantial operating losses (“NOLs”) in previous years which, under the Internal Revenue Code of 1986 (the “Code”), the Company may in certain circumstances use to offset current and future earnings and thus reduce its future federal income tax liability (subject to certain requirements and restrictions). However, if the Company experiences an “Ownership Change,” as defined in Section 382 of the Code and the treasury regulations promulgated thereunder (“Section 382”), its ability to use these NOLs could be substantially limited or lost altogether. In order to seek to avoid an “Ownership Change” and protect stockholder value, the Board of Directors adopted the Plan.

As discussed below, initially the Rights will not be exercisable, certificates will not be sent to stockholders and the Rights will automatically trade with the Common Stock.

The Rights will be evidenced by Common Stock certificates, and Rights relating to shares of Common Stock not represented by certificates will be represented by notation on the records of the Company, until the close of business on the earlier to occur of (i) the tenth (10th) calendar day after the day on which a public announcement or filing that a person or group of Affiliated or Associated persons has become an “Acquiring Person,” which is defined as a person who, at any time after the date of the Plan, has acquired, or obtained the right to acquire, beneficial ownership of 4.99% or more of the Common Stock of the Company then outstanding, subject to certain exceptions as described below, or (ii) the tenth (10th) calendar day (or a later date determined by the Board of Directors of the Company prior to such time as any person becomes an Acquiring Person) after the commencement of a tender or exchange offer by or on behalf of a person the consummation of which would result in such person, together with its Affiliates and Associates, becoming an Acquiring Person, irrespective of whether any shares are actually purchased pursuant to such offer (the earlier of these dates is called the “Distribution Date”). As soon as practicable following a Distribution Date, the Rights Agent will, if requested to do so by the Company, mail separate certificates evidencing the Rights (“Right Certificates”) to holders of record of shares of the Common Stock as of the close of business on the Distribution Date, and those separate certificates alone will evidence the Rights from and after the Distribution Date.

Each of the following persons will not be deemed to be an Acquiring Person, even if they have acquired, or obtained the right to acquire, Beneficial Ownership of 4.99% or more of the shares of Common Stock of the Company then outstanding: (i) the Company, (ii) any Subsidiary of the Company, (iii) any employee benefit plan or employee stock plan of the Company or any Subsidiary of the Company, or any person organized, appointed, established or holding shares of Common Stock of the Company for or pursuant to the terms of any such plan; (iv) any “direct public group” within the meaning of Treasury Regulations Section 1.382-2T(j)(2)(ii); (v) any person who the Board determines prior to the time the person would otherwise be an Acquiring Person, should be exempted from being an Acquiring Person; (vi) any person who would otherwise be an Acquiring Person upon the first public announcement by the Company of the adoption of the Plan, unless and until such person, or any Affiliate of such person, acquires beneficial ownership of any additional shares of Common Stock after the first public announcement by the Company of the adoption of the Plan; (vii) any person who as the result of an acquisition of shares of Common Stock by the Company (or any Subsidiary of the Company, any employee benefit plan or employee stock plan of the Company or any Subsidiary of the Company, or any person organized, appointed, established or holding shares of Common Stock of the Company for or pursuant to the terms of any such plan) which, by reducing the number of shares of Common Stock outstanding, increases the proportionate number of shares of Common Stock beneficially owned by the person to 4.99% or more of the shares of Common Stock then outstanding, unless and until such person, or any Affiliate of such person, following the first public announcement by the Company of such share acquisition, acquires beneficial ownership of any additional shares of Common Stock (other than pursuant to a stock split, reverse stock split, stock dividend, reclassification or similar transaction effected by the Company); or (viii) any person who or which, within ten (10) business days of being requested by the Company to advise it regarding the same, certifies to the Company that such person acquired shares of Common Stock in excess of 4.99% inadvertently or without knowledge of the terms of the Rights and who or which, together with all Affiliates and Associates, thereafter within ten (10) business days following such certification reduces such person’s (together with its Affiliates’ and Associates’) beneficial ownership to less than 4.99% of the shares of Common Stock then outstanding; provided, however, that (x) if the person requested to so certify fails to do so within ten (10) business days or breaches or violates such certification, then such person shall become an Acquiring Person immediately after such ten (10) business day period or such breach or violation or (y) if the person together with its Affiliates and Associates fails to reduce beneficial ownership to less than 4.99% within ten (10) business days following such certification, then such person shall become an Acquiring Person immediately after such ten (10) business day period. In addition, no person shall be an Acquiring Person if the Board shall have affirmatively determined in light of the intent and purposes of the Plan or other circumstances facing the Company, that such person should not be deemed an Acquiring Person. A person (other than any “direct public group” within the meaning of Treasury Regulations Section 1.382-2T(j)(2)(ii)) will be treated as the beneficial owner of 4.99% or more shares of the Common Stock if, in the determination of the Board, that person (individually, or together with other persons) would be treated as a “5-percent stockholder” for purposes of Section 382 (substituting “4.99” for “5” each time “five” or “5” is used in or for purposes of Section 382).

The Rights are not exercisable until after the Distribution Date. The Rights will expire upon the earliest of (i) the date on which all of the Rights are redeemed as described below, (ii) the date on which the Rights are exchanged as described below, (iii) the consummation of a reorganization transaction entered into by the Company resulting in the imposition of stock transfer restrictions that the Board determines, in its sole discretion, will provide protection for the Company’s tax attributes similar to that provided by the Plan, (iv) the close of business on the effective date of the repeal of Section 382, or any other change, if the Board determines, in its sole discretion, that the Plan is no longer necessary or desirable for the preservation of the Company’s tax attributes, (v) the date on which the Board otherwise determines, in its sole discretion, that the Plan is no longer necessary to preserve the Company’s tax attributes, (vi) the beginning of a taxable year of the Company to which the Board determines, in its sole discretion, that none of the Company’s tax attributes may be carried forward, and (vii) the close of business on January 8, 2021.

The Purchase Price, and the number of Units, shares of Common Stock or other securities or property issuable upon exercise of the Rights, are subject to adjustment from time to time to prevent dilution: (i) in the event of a stock dividend on, or a subdivision, combination or reclassification of, the Preferred Stock; (ii) upon the grant to holders of Preferred Stock of certain rights or warrants to subscribe for Preferred Stock or convertible securities at less than the current market price of the Preferred Stock; or (iii) upon the distribution to holders of the Preferred Stock of evidences of indebtedness or assets (excluding dividends payable in Preferred Stock) or of subscription rights or warrants (other than those referred to above). The Purchase Price is also subject to adjustment from time to time in the event of a Common Stock dividend on, or a subdivision or combination of, the shares of Common Stock.

In the event any Person becomes an Acquiring Person, then each holder of record of a Right, other than the Acquiring Person, will thereafter have the right to receive, upon payment of the Purchase Price, that number of shares of Common Stock having a value at the time the person becomes an Acquiring Person equal to twice the Purchase Price. Any Rights that are or were at any time, on or after the Distribution Date, beneficially owned by an Acquiring Person will become null and void. After such an event, to the extent that insufficient shares of Common Stock are available for the exercise in full of the Rights, holders of Rights will receive upon exercise a number of shares of Common Stock to the extent available and then Units or other securities of the Company, assets, or cash, in proportions determined by the Company, so that the aggregate value received is equal to twice the Purchase Price.

No fractional shares of Common Stock or Units will be required to be issued upon exercise of the Rights and, in lieu thereof, a payment in cash equal to the fraction of the then current value of a share of Common Stock may be made.

At any time after a person becomes an Acquiring Person, the Board may exchange all or part of the outstanding Rights (other than those held by an Acquiring Person) for shares of Common Stock at an exchange rate of one share of Common Stock (and, in certain circumstances, a Unit) for each Right. The Company will promptly give public notice of any exchange (although failure to give notice will not affect the validity of the exchange).

At any time until the close of business on the tenth (10th) calendar day after the day a public announcement or filing is made indicating that a person has become an Acquiring Person (and prior to the giving of notice of the exchange or redemption, as applicable to the holders of the Rights), or thereafter under certain circumstances, the Company may redeem the Rights in whole, but not in part, at a price of $0.001 per Right.

Immediately upon the action of the Board authorizing exchange or redemption of the Rights, the right to exercise the Rights will terminate, and the only right of the holders of Rights will be to receive (if applicable) the shares of Common Stock of the Company (or Units) issuable in connection with the exchange or the Redemption Price without any interest thereon.

Until the close of business on the tenth (10th) calendar day after the day a public announcement or a filing is made indicating that a person has become an Acquiring Person, or thereafter under certain circumstances, the Company may amend the Rights in any manner. The Company may also amend the Plan after the close of business on the tenth (10th) calendar day after the day a public announcement or filing is made indicating that a person has become an Acquiring Person, to cure ambiguities, to correct defective or inconsistent provisions or to otherwise change or supplement the Plan in any manner that does not adversely affect the interests of holders of the Rights.

Until a Right is exercised, the holder, as such, will have no rights as a stockholder of the Company, including the right to vote or to receive dividends.

The issuance of the Rights should not be taxable to the Company or to stockholders under presently existing federal income tax law. However, if the Rights become exercisable or are redeemed, stockholders may recognize taxable income, depending on the circumstances then existing.

A copy of the Plan has been filed with the Securities and Exchange Commission as an Exhibit to a Current Report on Form 8-K filed on January 9, 2018. In addition, a copy of the Plan is available free of charge from the Company. This summary description of the Rights does not purport to be complete and is qualified in its entirety by reference to the Plan, which is incorporated in this summary description by reference.

ALASKA COMMUNICATIONS SYSTEMS GROUP, INC.

The Board of Directors recommends you vote FOR ALL director nominees listed in Proposal 1, FOR Proposal 2, FOR Proposal 3, FOR Proposal 4 and FOR Proposal 5.

		For All	Withhold All	For All Except
1.	Election of eight directors of the Company, each to serve until the 2019 Annual Meeting of Stockholders and until their respective successors are duly elected and qualified	☐	☐	☐

01) Edward (Ned) J. Hayes, Jr. 02) Wayne Barr, Jr. 03) Margaret L. Brown 04) David W. Karp 05) Peter D. Ley 06) Robert M. Pons 07) Brian A. Ross 08) Anand Vadapalli		To withhold authority to vote for any individual nominee(s), mark “For All Except” and write the number(s) of the nominee(s) on the line below

		For	Against	Abstain
2.	Non-binding, advisory resolution to approve the compensation paid to the Company’s named executive officers for the fiscal year ended December 31, 2017 as disclosed in the Company’s 2018 Annual Meeting Proxy Statement.	☐	☐	☐
3.	Approval of the Second Amended and Restated Alaska Communications Systems Group, Inc. 2011 Incentive Award Plan.	☐	☐	☐
4.	Ratification of the appointment of Moss Adams LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2018.	☐	☐	☐
5.	Ratification of the Board of Directors’ adoption of the Company’s Section 382 Tax Benefits Preservation Plan.	☐	☐	☐

To transact such other business as may properly come before the 2018 Annual Meeting of Stockholders and any adjournments or postponements thereof.

Please sign exactly as your name(s) appear(s) hereon. When signing as attorney, executor, administrator, or other fiduciary, please give full title as such. Joint owners should each sign personally. If a corporation or partnership, please sign in full corporate or partnership name by authorized officer.

Signature [PLEASE SIGN WITHIN BOX]	Date	Signature (Joint Owner)	Date

ALASKA COMMUNICATIONS SYSTEMS GROUP, INC.

2018 Annual Meeting of Stockholders

June 25, 2018

This Proxy is solicited by the Board of Directors

By signing, dating and returning this proxy card, the undersigned appoints Leonard A. Steinberg and Laurie M. Butcher, or either of them, as proxies, each with the power to appoint his or her substitute, and hereby authorize them, or either of them, to represent and to vote, and otherwise act on behalf of the undersigned with all powers that the undersigned would have if personally present thereat, with respect to, all of the shares of common stock of Alaska Communications Systems Group, Inc., a Delaware corporation (the “Company”), that you are entitled to vote at the 2018 Annual Meeting of Stockholders (the “2018 Annual Meeting”) to be held at 3:00 p.m. Alaska daylight time on June 25, 2018 and any adjournment, postponement, continuation or rescheduling thereof. The undersigned hereby revokes any other proxy heretofore given by the undersigned for the 2018 Annual Meeting, including any proxy previously given by telephone or internet, and acknowledges receipt of the Notice of the 2018 Annual Meeting and proxy statement dated May 11, 2018.

The proxy holder is authorized to act, in accordance with his or her discretion, upon all matters incident to the conduct of the meeting and upon other matters that properly come before the 2018 Annual Meeting, subject to compliance with Rule 14a-4(c) of the Securities Exchange Act of 1934, as amended. Subject to the conditions set forth in the proxy statement, if any nominee named on the reverse side declines or is unable to serve as a Director, the persons named as proxies shall have the authority to vote for any other person who may be nominated at the instruction and discretion of the Board of Directors or an authorized committee thereof. This proxy, when properly executed, will be voted in the manner directed herein. Unless a contrary direction is given, the shares represented by this proxy will be voted “FOR” all nominees listed in Proposal 1, “FOR” Proposal 2, “FOR” Proposal 3, “FOR” Proposal 4, and “FOR” Proposal 5.

Continued and to be signed on reverse side